1933 Act Registration No. 333-140756

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 1

[ ] Post-Effective Amendment No.

EVERGREEN MUNICIPAL TRUST

(Evergreen Municipal Bond Fund)

(Exact Name of Registrant as Specified in Charter)

Area Code and Telephone Number: (617) 210-3200

200 Berkeley Street

Boston, Massachusetts 02116

-----------------------------------

(Address of Principal Executive Offices)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

-----------------------------------------

(Name and Address of Agent for Service)

Copies of All Correspondence to:

Timothy Diggins, Esq.

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

EVERGREEN MUNICIPAL TRUST

PART A

PROSPECTUS/PROXY STATEMENT

ATLAS FUNDS

794 Davis Street
San Leandro, California 94577

In Brief…

You are asked to approve a proposal to merge your Atlas National Municipal Bond Fund into Evergreen Municipal Bond Fund.

Approving this proposal should be to your benefit, and the Board of Trustees recommends that you vote FOR the proposal.

March 23, 2007

Dear Shareholder,

At a meeting on November 14, 2006, the Trustees of the Atlas Funds approved a number of proposals related to the Atlas Funds, subject to shareholder approval.

                As a Shareholder of Atlas National Municipal Bond Fund (the “Atlas Fund”), you are requested to approve a proposal to merge your Atlas Fund with Evergreen Municipal Bond Fund (the “Evergreen Fund”) in May 2007 (the “Merger”).

If approved by shareholders, this is how the Merger will work:

You will receive new Class A shares in the Evergreen Fund in an amount equal to the value of your Atlas Fund shares. Although the number of shares you hold may change, the total value of your investment will not change as a result of the Merger.

It is expected that the Merger will be a non-taxable event for you for federal income tax purposes.

The resulting Merger is expected to provide several potential benefits to shareholders:

Broader product selection: as a shareholder of the Evergreen family of funds, you will have the ability to exchange into more than 60 Evergreen Funds.

Potential for lower Fund expenses: because of economies of scale achieved by combining the Atlas Fund with the Evergreen Fund, expenses are expected to be lower than for your existing Atlas Fund.

No load purchases: Although sales charges typically apply to the purchase of Evergreen Fund shares, following the completion of the Merger, you will have the ability to purchase or exchange Class A shares at net asset value (with no sales charges) in all Evergreen Funds for as long as the owner of your account remains the same as at the time of the Merger, and no additional names are added.

Please consult the attached Prospectus/Proxy Statement for detailed information about the proposed Merger.

How should shareholders respond?

The Board of Trustees of Atlas Funds has approved the Merger and recommends that you vote FOR the proposal in the enclosed proxy.  Your prompt response will ensure that your vote is counted immediately and that the expense of additional proxy solicitations can be avoided.

Questions?

                If you have any questions about the proposal, please call 800-499-8519 and a knowledgeable representative will be glad to help you. You can also contact your Atlas Investment Representative in your local World branch.

We appreciate your support.

                                                                                              Sincerely,

                                                                                                /s/ Marion O. Sandler

                                                                                                Marion O. Sandler

                                                                                                Chairman of the Board

                                                                                   Atlas Funds

PLEASE FILL IN, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY OR YOU MAY VOTE IN PERSON, BY TELEPHONE OR VIA THE INTERNET.

ATLAS NATIONAL MUNICIPAL BOND FUND

794 Davis Street
San Leandro, California 94577

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 4, 2007

                A Special Meeting (the “Meeting”) of Shareholders of Atlas National Municipal Bond Fund (the "Atlas Fund") a series of Atlas Funds, will be held at the offices of Evergreen Investments, 26th floor, 200 Berkeley Street, Boston, Massachusetts 02116, on May 4, 2007, at 10 a.m., Eastern Time, and any adjournment(s) thereof, for the following purposes:

1.     To consider and act upon the proposed merger ("the Agreement and Plan of Reorganization, dated as of March 1,  2007"), of Atlas National Municipal Bond Fund into the Evergreen Municipal Bond Fund, a series of Evergreen Municipal Trust; and

2.     To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

On behalf of the Atlas Fund, the Board of Trustees of the Atlas Funds has fixed the close of business on February 28, 2007 as the record date for the determination of shareholders of the Atlas Fund entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof.

                IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN WITHOUT DELAY AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE, OR VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.  YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                                                                                                      By order of the Board of Trustees of Atlas Funds,

                                                                                                      Lezlie Iannone

                                                                                                      Secretary

March 23, 2007

PROSPECTUS/PROXY STATEMENT DATED MARCH 23, 2007

INFORMATION RELATING TO THE PROPOSED MERGER
of
ATLAS NATIONAL MUNICIPAL BOND FUND,
a series of Atlas Funds

into

EVERGREEN MUNICIPAL BOND FUND,
a series of Evergreen Municipal Trust

                This Prospectus/Proxy Statement contains or incorporates by reference the information you should know before voting on the proposed reorganization (the “Merger”) of Atlas National Municipal Bond Fund (the “Atlas Fund”) into Evergreen Municipal Bond Fund (the “Evergreen Fund”). If approved, the Merger will result in your receipt of Class A shares of the Evergreen Fund in exchange for your Atlas Fund shares.

MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE

Please read this Prospectus/Proxy Statement carefully and retain it for future reference. The following documents contain additional information concerning the Funds and/or the Merger and have been filed with the Securities and Exchange Commission (“SEC”).  Each of the Atlas and Evergreen Funds is a series of a registered open-end management investment company. A copy of the prospectus for the Evergreen Fund will be merged will be mailed to you along with this Prospectus/Proxy Statement.

Fund	Date of Prospectus (as supplemented from time to time)	Date of Statement of Additional Information (as supplemented from time to time)	Date of Annual Report (if applicable)	Date of Semi-Annual Report (if applicable) (Unaudited)
Evergreen Municipal Bond Fund	October 1, 2006, as amended February 5, 2007	October 1, 2006, as amended February 5, 2007	May 31, 2006	November 30, 2006
Atlas National Municipal Bond Fund	April 30, 2006	April 30, 2006	December 31, 2006	N/A

                Also available is the statement of additional information relating to this Prospectus/Proxy Statement and the proposed Merger, dated March 23, 2007 (the "Merger SAI").

Information relating to each Fund is contained in its prospectus, statement of additional information, and for the Altas Fund, the audited financial statements included in the annual report, as well as the Merger SAI, dated March 23, 2007, and each of these documents is hereby incorporated by reference into this Prospectus/Proxy Statement. Each of these documents has also been filed with the SEC. Information that has been incorporated by reference into this Prospectus/Proxy Statement is legally considered to be part of this Prospectus/Proxy Statement.

All of the documents listed above are available to you free of charge if you:
Call 800.343.2898 for the Evergreen Fund or 800.933.2852 for the Atlas Fund, or Write the Funds at either address listed on the cover of this Prospectus/Proxy Statement.

Shareholders may also obtain many of these documents by accessing the Internet site for the Funds at:

www.evergreeninvestments.com or www.atlasfunds.com.

Shareholders can also obtain any of these documents from the SEC in the following ways:

View online and download text/html-only versions of the Funds’ documents from the EDGAR database on the SEC’s Internet site at www.sec.gov.

Review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0102.

Obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above.  Information on the operation of the Public Reference Room may be obtained by calling 202.551.8090.

The Funds' SEC file numbers are:
Atlas Funds, 033-20318 and 811-05485
Evergreen Municipal Trust, 333-37453 and 811-08413
To ask questions about this Prospectus/Proxy Statement:

Call800-499-8519, or

Write to the Funds at either 794 Davis Street, San Leandro, California 94577 (Telephone: 800.933.2852) (for the Atlas Fund) or 200 Berkeley Street, Boston, Massachusetts 02116 (Telephone: 800.343.2898) (for the Evergreen Fund).

The SEC has not determined that the information in this Prospectus/Proxy Statement is accurate or complete, nor has it approved or disapproved these securities. Anyone who tells you otherwise is committing a crime.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OF A BANK, AND ARE NOT INSURED, ENDORSED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY AND INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF YOUR ORIGINAL INVESTMENT.

TABLE OF CONTENTS

SUMMARY OF THE MERGER ……………….………………………………………………..
What are the key features of the Merger? …………………………………………………...
After the Merger, what class of shares of the Evergreen Fund will I own? ………….

Does the Board of Trustees recommend that I vote in favor of approving the Plan?......................................................................................................................................................................................... 3

How do the Funds’ investment goals, principal investment strategies, risks, sales charges, expenses and performance compare? Will I be able to buy, sell and exchange shares the same way? ……………
Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger? …………………….
Are there any legal proceedings pending against the Evergreen funds and/or EIMC? …………
What will be the primary federal income tax consequences of the Merger? ………………………
MERGER INFORMATION ……………………………………………………………………
Reasons for the Merger ……………………………………………………………………...
Agreement and Plan of Reorganization ……………………………………………………..
Federal Income Tax Consequences ………………………………………………………………
Pro Forma Capitalization ……………………………………………………………………….
Distribution of Shares …………………………………………………………………………….
Purchase and Redemption Procedures ……………………………………………………………
Small Account Fee …………………………………………………………………………….
Short-Term Trading Policy ……………………………………………………………………….
Exchange Privileges ………………………………………………………………………………
Distribution and Tax Policies ……………………………………………………………………..
INFORMATION ON SHAREHOLDERS’ RIGHTS ……………………………………………
Form of Organization ……………………………………………………………………………..
Capitalization ……………………………………………………………………………………..
Shareholder Liability ……………………………………………………………………………..
Shareholder Meetings and Voting Rights ………………………………………………………...
Liquidation ………………………………………………………………………………………..
Liability and Indemnification of Trustees ………………………………………………………...
VOTING INFORMATION CONCERNING THE MEETING ………………………………….
Shareholder Information ………………………………………………………………………….
FINANCIAL STATEMENTS AND EXPERTS ……….……………………………………
LEGAL MATTERS …………………………………….………………………………………..
ADDITIONAL INFORMATION ………………………………………………………………..
OTHER BUSINESS ………………………………………………………………………...
INSTRUCTIONS FOR EXECUTING PROXY CARDS ………………………………………..
OTHER WAYS TO VOTE YOUR PROXY ……...……………………………………………..

EXHIBIT A—Agreement and Plan of Reorganization ………………………………………	A-1
EXHIBIT B—Comparison of Atlas Fund's and Evergreen Fund's Fundamental Investment Policies ………………………………..…………………	B-1

  SUMMARY OF THE MERGER

                This section summarizes the primary features and consequences of the Merger. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Merger SAI, and the Agreement and Plan of Reorganization (the "Plan"), as well as each Fund’s prospectus, statement of additional information, annual report and semiannual report, as applicable.

What are the key features of the Merger?

        The Plan sets forth the key features of the Merger and generally provides for the following:

the transfer of all of the assets of the Atlas Fund to the Evergreen Fund in exchange for Class A shares of the Evergreen Fund;

the assumption by the Evergreen Fund of the liabilities of the Atlas Fund;

the liquidation of the Atlas Fund by distributing Class A shares of the Evergreen Fund to the Atlas Fund’s shareholders and cancellation of all shares of the Atlas Fund;

the expected treatment of the receipt of the Evergreen Fund shares by the Atlas Fund’s shareholders in the Merger as a non-taxable transaction for shareholders for federal income tax purposes; and

the assumption of the costs of the Merger by Evergreen Investment Management Company, LLC (“EIMC”).

        The Merger is scheduled to take place on or about May 18, 2007. For a more complete description of the Merger, see the Plan, attached as Exhibit A to this Prospectus/Proxy Statement.

                Please note that a separate prospectus/proxy statement has concurrently been sent to shareholders of Evergreen Florida Municipal Bond Fund requesting their approval of a proposal to merge that fund with Evergreen Municipal Bond Fund effective on or about May 25, 2007. If both mergers should take place, it would likely result in lower expenses for the newly combined Evergreen Fund after the mergers.  See the Annual Fund Operating Expenses tables listed below for more information.

After the Merger, what class of shares of the Evergreen Fund will I own?

You will receive Class A shares of the Evergreen Fund in the Merger.  The new shares you receive will have the same total value as your Atlas Fund shares as of the close of business on the day immediately prior to the Merger.

  Does the Board of Trustees recommend that I vote in favor of approving the Plan?

Yes. The Board of Trustees of Atlas Funds, including a majority of the Trustees who are not “interested persons” of the Atlas Funds (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has concluded that the Merger would be in the best interests of the Atlas Fund and its shareholders, and that existing Atlas Fund shareholders’ interests will not be diluted as a result of the Merger. Accordingly, the Trustees have submitted the Plan for approval by the Atlas Fund’s shareholders. The Trustees of the Evergreen Municipal Trust have also approved the Plan on behalf of the Evergreen Fund.

How do the Funds’ investment goals, principal investment strategies,risks, sales charges, expenses and performance compare? Will I be able to buy, sell and exchange shares the same way?

The following sections highlight a comparison between the Atlas Fund and the Evergreen Fund with respect to their investment goals, principal investment strategies, risks, sales charges, expenses and performance as set forth in the Fund’s prospectus and statement of additional information. The information below is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

              The Atlas Fund's investment goal is fundamental and may not be changed without the approval of a majority of the Atlas Fund's shareholders. The investment goal of the Evergreen Fund may be changed without shareholder approval. The Atlas Fund and the Evergreen Fund have also adopted certain fundamental investment policies and restrictions which may not be changed without the vote of a majority of the respective Fund's outstanding shares, as defined in the 1940 Act. For a table comparison of the fundamental investment restrictions of the Atlas Fund and the Evergreen Fund, please see Exhibit B to this Prospectus/Proxy Statement.

                The following table highlights the comparison between the Atlas Fund and the Evergreen Fund with respect to their investment goals, strategies and risks as set forth in each Fund’s prospectus and statement of additional information. The information below, including the description of risks, is only a summary; for more detailed information, please see each Fund's prospectus and statement of additional information.

Comparison of Investment Goals and Principal Investment Strategies

	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund
INVESTMENT GOALS	Seeks high current income which is exempt from federal income tax. Capital preservation is an additional goal.	Seeks current income exempt from federal income tax, other than the alternative minimum tax, as part of a long-term strategy of achieving tax-advantaged total return.
PRINCIPAL INVESTMENT STRATEGIES

Invests primarily in intermediate and long-term municipal bonds, with at least 80% of assets in these instruments at all times.

Invests exclusively in investment grade securities rated AAA, AA, A, BBB or the equivalent, at the time of purchase. In addition, an independent credit analysis is completed for the bond purchased.

Emphasizes essential services securities, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio’s dollar-weighted average maturity will exceed 10 years.

Does not invest in companies that manufacture tobacco products.

Normally invests at least 80% of its assets in municipal securities, the interest from which is exempt from federal income taxes, other than the alternative minimum tax.

Will invest at least 80% of its assets in investment grade municipal securities.

May invest up to 20% of its assets in below investment grade bonds, but will not invest in bonds rated below B at time of purchase.

May invest up to 20% of its assets in high-quality taxable securities, which are rated in the top three bond rated categories, under ordinary conditions and up to 100% of its assets in such securities for temporary defensive purposes.

In purchasing municipal securities, the portfolio manager analyzes credit quality and comparative pricing valuation of the securities as well as the impact of the purchase on the Fund’s yield and dollar-weighted average maturity.

The portfolio manager attempts to maintain a dollar-weighted average maturity of ten to twenty years.

May invest a portion of its assets in inverse floaters, which are derivative securities that typically earn interest at short-term rates that vary inversely to changes in short-term market interest rates.

May use derivatives instruments, such as futures contracts, options and swaps, including index futures, Treasury futures, Eurodollar futures, interest rate swap agreements, credit default swaps and total return swaps.  The fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns.

Does not have a policy prohibiting investing in companies that manufacture tobacco products.

In addition, the Evergreen Fund may temporarily invest up to 100% of its assets in high quality money market instruments in response to adverse economic, political or market conditions. The Atlas Fund may temporarily invest up to 100% of its assets in short-term debt securities or money market instruments. These strategies are inconsistent with the Funds' principal investment strategies and investment goals and, if employed, could result in lower return and potential loss of market opportunity.

A portion of the securities held by the Atlas Fund may be disposed of in connection with the Merger and this could result in additional portfolio transaction costs to the Fund and capital gains to shareholders.

Comparison of Principal Investment Risks

An investment in either Fund is subject to certain risks. The principal risk factors for the Funds are similar due to the similarity of the Funds' investment goals and strategies.  There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment goals. The following tables and discussion highlight the principal risks associated with an investment in each of the Funds.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund
Both Funds are subject to Interest Rate Risk.

Interest rate risk refers to the possibility that the value of the Fund’s portfolio of debt and income-producing securities, as well as the income they pay, may decrease when interest rates rise. If an issuer calls or redeems a security during a time of declining interest rates, the Fund might have to reinvest the proceeds at a lower interest rate, resulting in a decline in the Fund's income.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund
Both Funds are subject to Credit Risk.

Credit risk refers to the possibility that the issuer of a security or counterparty to a contract may not be able to pay interest and principal when due or otherwise honor its obligation. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. These risks are heightened for bonds rated below investment grade.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund
Both Funds are subject to Municipal Securities Risk.

Due to the relative scarcity of public information regarding municipal securities, the investment performance of the Fund may be more dependent on the analytical abilities of the Fund’s advisor. Certain municipal securities are payable only from revenue earned by a particular project or other revenue source and may therefore be subject to greater credit risk. The values of municipal bonds are susceptible to changes in federal or state tax laws, as well as numerous factors affecting their issuers, and may be affected more by supply and demand factors or the creditworthiness of the issuer than market interest rates. If a municipal security fails to meet legal requirements for tax-exempt status, a portion of the interest received and distributed to shareholders may be taxable. Certain municipal securities may be highly illiquid, making them difficult to value or dispose of at favorable prices.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund
Both Funds are subject to Derivatives Risk.

Although not currently a principal investment practice for Atlas National Municipal Bond Fund, both Funds may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives are subject to a number of risks, including market risk, credit risk, improper valuation risk, and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indexes they are designed to hedge or to track. Derivative transactions typically involve leverage, may be highly volatile, and may increase the amount of taxes payable by shareholders. Suitable derivative transactions may not always be available and there can be no assurance that the Fund will engage in these transactions at a beneficial time.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund

Is generally NOT subject to Below Investment Grade Bond Risk.	Is subject to Below Investment Grade Bond Risk.

                Below investment grade bonds are commonly referred to as “junk” bonds and are considered speculative. Their issuers may be vulnerable to financial setbacks and their securities may be highly volatile and relatively illiquid.

Atlas National Municipal Bond Fund

Evergreen Municipal Bond Fund

Is generally NOT subject to Inverse Floater Risk.	Is subject to Inverse Floater Risk.

                Inverse floating rate obligations earn interest at rates that vary inversely to changes in short-term interest rates. As short-term interest rates rise, inverse floaters produce less income and as short-term rates fall, inverse floaters produce more income. The prices and income of inverse floaters are generally more volatile than prices and income of bonds with similar maturities.

Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund
The FundisNOT subject to Concentration Risk.	The Fund is not subject to Concentration Risk currently, but may be subject to the risk in the future.

Currently, the Evergreen Municipal Bond Fund is not subject to Concentration Risk.  However, if the proposed merger of Evergreen Florida Municipal Bond Fund, a fund which is subject to Concentration Risk, into Evergreen Municipal Bond Fund occurs (see "What are the key features of the Merger?" above), then Evergreen Municipal Bond Fund will have a substantial portion of its assets invested in the securities of Florida issuers for a period of time following that merger, which is expected to occur after the Merger, pending investments in a more geographically diverse portfolio of securities.  Therefore, if the merger involving Evergreen Florida Municipal Bond Fund occurs, then Evergreen Municipal Bond Fund will be subject to Concentration Risk to the extent it retains a substantial amount of its assets in securities of Florida issuers. Concentration Risk occurs when a Fund concentrates its investments in a single state or location. An investment in a Fund that may concentrate its investments in a single state or location entails greater risk than an investment in a fund that invests more broadly. Because of this concentration, a single development may adversely affect substantially all of a Fund's investments. A Fund may be especially vulnerable to any local political and economic developments, natural disasters or other factors affecting the issuers in the state or location in which it invests, which may limit the ability of the municipal security issuers to pay interest and principal on their debt obligations. As a result, the value and liquidity of a Fund's investments may fluctuate more widely than the investments of funds investing more broadly.

Other Risks

Neither the Atlas Fund nor and the Evergreen Fund generally takes portfolio turnover into account when making investment decisions. As a result, the Funds can experience a high rate of portfolio turnover (greater than 100%) in any given fiscal year.  When this happens, a Fund can incur greater brokerage and other transaction costs which are borne by the Fund and its shareholders.  This can also result in a Fund realizing greater net short-term capital gains, distributions from which may be taxable to shareholders as ordinary income.

                The Funds have other investment strategies, policies, practices and restrictions which, together with their related risks, are also set forth in each Fund's prospectus and statement of additional information.

Comparison of Performance

The following tables show how each Fund has performed in the past. Past performance (both before and after taxes) is not an indication of future results.

Year-by-Year Total Return (%)

                The tables below show the percentage gain or loss for the Atlas Fund and the Class A shares of the Evergreen Fund for each of the last ten complete calendar years.  The tables should give you a general idea of the risks of investing in each Fund by showing how the Fund’s return has varied from year-to-year.  The tables include the effect of Fund expenses and the reinvestment of all dividends and distributions but not the Evergreen Fund’s sales charges. If these charges had been included, the returns for Evergreen Fund would have been lower.

Atlas National Municipal Bond Fund
‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05	'06
8.6%	5.7%	-4.9%	11.2%	4.8%	8.8%	4.7%	4.4%	3.4%	4.4%

Best Quarter:	3rd Quarter 2002	5.09%
Worst Quarter:	2nd Quarter 2004	-2.54%

Evergreen Municipal Bond Fund (Class A)#
‘97	‘98	‘99	‘00	‘01	‘02	‘03	‘04	'05	'06
8.15%	5.14%	-5.95%	10.12%	3.80%	9.25%	5.03%	4.87%	3.65%	4.95%

Best Quarter:	3rd Quarter 2002	4.60%
Worst Quarter:	2nd Quarter 1999	-2.74%

# Historical performance shown for Class A prior to its inception is based on the performance of Class B, the original class offered. The historical returns for Class A have not been adjusted to reflect the effect of the class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Class B. If these fees had been reflected, returns for Class A would have been higher.

                The following tables list each Fund’s average annual total return over the past one, five and ten years and/or since inception (through 12/31/2006), both including and excluding any applicable sales charges. The Atlas Fund's returns do not include the effect of a sales charge. If a sales charge had been reflected, returns would have been lower. These tables are intended to provide you with some indication of the risks of investing in each Fund by comparing each Fund’s performance with that of an index. At the bottom of the tables, you can compare each Fund’s performance with the Lehman Brothers Municipal Bond Index, a broad-based index. The Lehman Brothers Municipal Bond Index is an unmanaged, broad market performance benchmark for the investment grade tax-exempt bond market.  Performance information for an index does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or taxes. It is not possible to invest directly in an index.

Average Annual Total Returns (for the periods ended 12/31/2006)

Atlas National Municipal Bond Fund
	1 Year	5 Years	10 Years
Return Before Taxes	4.35%	5.11%	5.02%
Return After Taxes on Distributions*	4.35%	5.09%	4.98%
Return After Taxes on Distributions and Sale of Fund Shares*	4.07%	4.92%	4.90%
Lehman Brothers Municipal Bond Index	4.84%	5.53%	5.76%

Evergreen Municipal Bond Fund–Class A Shares#
	1 Year	5 Years	10 Years	Performance Since Inception 1/19/1978
Return Before Taxes (Including Sales Charge)	0.00%	4.52%	4.31%	6.12%
Return Before Taxes (Excluding Sales Charge)	4.95%	5.53%	4.81%	6.29%
Return After Taxes on Distributions*	-0.01%	4.51%	4.19%	N/A
Return After Taxes on Distributions and Sale of Fund Shares*	1.31%	4.45%	4.24%	N/A
Lehman Brothers Municipal Bond Index	4.84%	5.53%	5.76%	N/A

* The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.   After-tax returns on distributions and the sale of Fund shares assumes a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.  The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

# Historical performance shown for Class A prior to its inception is based on the performance of Class B, the original class offered. The historical returns for Class A have not been adjusted to reflect the effect of the class' 12b-1 fee. These fees are 0.30% for Class A and 1.00% for Class B. If these fees had been reflected, returns for Class A would have been higher.

For a detailed discussion of the manner of calculating total return, please see each Fund’s statement of additional information.  Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

Comparison of Sales Charges and Expenses

The sales charges and expenses for the Class A shares of the Evergreen Fund and shares of the Atlas Fund are different. For a complete description of the sales charges and expenses for the Fund, see the tables below under the caption “Shareholder Fees” and the section “Merger Information - Distribution of Shares.”

The following tables allow you to compare the sales charges of the Funds.  The table entitled "Evergreen Municipal Bond Fund Pro Forma" also shows you what the sales charges will be, assuming the Merger takes place. You will not pay any front-end or contingent deferred sales charge on shares you receive in connection with the Merger.

In addition, all subsequent purchases of Class A shares of any Evergreen Fund by former shareholders of the Atlas Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If the Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

Shareholder Fees (fees paid directly from your investment)

Atlas National Municipal Bond Fund		Evergreen Municipal Bond Fund
Shareholder Transaction Expenses		Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	None	Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None	Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

Evergreen Municipal Bond Fund Pro Forma
Shareholder Transaction Expenses	Class A
Maximum sales charge imposed on purchases (as a % of offering price)	4.75%*
Maximum contingent deferred sales charge (as a % of either the redemption amount or initial investment, whichever is lower)	None*

*Effective through March 31, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within one year of purchase. Effective April 1, 2007: Investments of $1 million or more are not subject to a front-end sales charge, but will be subject to a deferred sales charge of 1.00% upon redemption within 18 months of purchase.  All subsequent purchases of Class A shares of any Evergreen Fund by former shareholders of the Atlas Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge for as long as the owner of your account remains the same as at the time of the Merger, and no additional names are added.

                The following tables allow you to compare the expenses of the Funds.  The amounts for the Atlas Fund set forth in the following table and in the examples are based on actual expenses for the fiscal year ended December 31, 2006.  The amounts for the Class A shares of the Evergreen Fund set forth in the following table and in the examples are based on the actual expenses for the twelve-month period ended November 30, 2006.  The table entitled “Evergreen Municipal Bond Fund Pro Forma” shows you what the expenses are estimated to have been for the twelve-month period ended November 30, 2006, assuming the Merger had taken place.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Atlas National Municipal Bond Fund (based on expenses for the fiscal year ended December 31, 2006)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses
0.55%	0.25%	0.17%	0.97%

Evergreen Municipal Bond Fund – Class A (based on expenses for the twelve months ended November 30, 2006)
Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(2)
0.34%	0.30%	0.32%	0.96%

Evergreen Municipal Bond Fund Pro Forma – Class A (based on what the estimated combined expenses of Evergreen Municipal Bond Fund would have been for the 12 months ended November 30, 2006 assuming the Merger had occurred)(3)

Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses(4)
0.33%	0.30%	0.30%	0.93%

EvergreenMunicipalBond Fund

Pro Forma – Class A

(based on what the estimated combined expenses of Evergreen Municipal Bond Fund would have been for the 12 months ended November 30, 2006 assuming the mergers of Atlas National Municipal Bond Fund into Evergreen Municipal Bond Fund and Evergreen Florida Municipal Bond Fund into Evergreen Municipal Bond Fund had occurred at the beginning of that period) (3)

Management Fees	Distribution and/or Service (Rule 12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
0.31%	0.30%	0.29%	0.90% (5)

(1) The Other Expenses in the tables above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies.

(2) The Evergreen Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Evergreen Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses were 0.91% for Class A.

(3) The Evergreen Fund will be the accounting survivor following the mergers.

(4) The Evergreen Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Evergreen Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary  expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses would have been 0.88% for Class A.

(5) The Evergreen Fund’s investment advisor may voluntarily waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Evergreen Fund’s investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary  expense reimbursements relating to Class A shares, Total Annual Fund Operating Expenses would have been 0.85% for Class A.

The examples below are intended to help you compare the cost of investing in the Atlas Fund versus the Evergreen Fund, both before and after the Merger, and are for illustration purposes only.The tables below show examples of the total fees and expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods.  The examples assume a 5% average annual return, reinvestment of all dividends and distributions, that the applicable Fund's operating expenses are the same as described in the applicable table above, and, for Evergreen Fund Pro Forma, the examples are shown both with and without the imposition of its Class A sales charge, assuming the Merger takes place. Your actual costs may be higher or lower.

Examples of Fund Expenses

	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund (Class A)

		Expenses With Class A Sales Charge
After 1 year	$99	$568
After 3 years	$309	$766
After 5 years	$536	$981
After 10 years	$1,190	$1,597

Evergreen Municipal BondFund (Class A)

Pro Forma(based on the merger of Atlas National Municipal Bond Fund into Evergreen Municipal Bond Fund)

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$565	$95
After 3 years	$757	$296
After 5 years	$965	$515
After 10 years	$1,564	$1,143

Evergreen Municipal BondFund (Class A)

Pro Forma(based on the mergers of Atlas National Municipal Bond Fund into Evergreen Municipal Bond Fund and Evergreen Florida Municipal Bond Fund into Evergreen Municipal Bond Fund)

	Expenses With Class A Sales Charge

Expenses Without

		Class A Sales Charge*
After 1 year	$562	$92
After 3 years	$748	$287
After 5 years	$950	$498
After 10 years	$1,530	$1,108

*All subsequent purchases of Class A shares of any Evergreen Fund by former shareholders of the Atlas Fund will be made at net asset value without the imposition of any front-end or contingent deferred sales charge for as long as the owner of your account remains the same as at the time of the Merger, and no additional names are added.

The procedures for buying, selling and exchanging shares of the Funds are similar.  For more information, see the sections entitled “Merger Information - Purchase and Redemption Procedures” and “Merger Information - Exchange Privileges.”

Who will be the Investment Advisor and Portfolio Manager of my Fund after the Merger? What will the advisory fee be after the Merger?

Management of the Funds

The overall management of the Evergreen Fund is the responsibility of, and is supervised by, the Board of Trustees of Evergreen Municipal Trust.  The overall management of the Atlas Fund is the responsibility of, and is supervised by, the Board of Trustees of Atlas Funds.

Investment Advisor

EIMC is the investment advisor to the Evergreen Fund. Following are some key facts about EIMC:

Is a subsidiary of Wachovia Corporation, the 4th largest bank holding company in the United States based on total assets as of December 31, 2006.

Has been managing mutual funds and private accounts since 1932.

Managed over $104.8 billion in assets for the Evergreen funds as of December 31, 2006.

Is located at 200 Berkeley Street, Boston, Massachusetts 02116.

Portfolio Management

The day-to-day management of the Evergreen Fund after the Merger will be handled by the following investment professional:

Matthew M. Kiselak is a Director and Senior Portfolio Manager of the Tax Exempt Fixed Income Unit of EIMC. He has been with Evergreen or one of its predecessors since 2000 and has over 19 years of investment experience. Mr. Kiselak has managed the Fund since 2000.

Advisory Fee

                For its management and supervision of the daily business affairs of the Evergreen Fund, EIMC is entitled to receive an annual fee based on the Evergreen Fund’s net assets (computed as of the close of the business day) as follows:

0.31% of the first $500 million of average daily net assets of the Fund; plus

0.16% of the average daily net assets of the Fund over $1 billion.

EIMC also receives 2% of the Evergreen Fund's gross dividend and interest income.

                The Evergreen Fund paid 0.34% to EIMC in aggregate advisory fees as of May 31, 2006, the Fund's most recent fiscal year end.

Are there any legal proceedings pending against the Evergreen funds and/or EIMC?

                Since September, 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things.  The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms.  EIMC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations.  Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

                In connection with one of these investigations, on July 28, 2004, the staff of the SEC informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen.  The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that known as Evergreen Small Company Growth Fund) during the period December, 2000, through April, 2003, in excess of the limitations set forth in the fund’s prospectus, (ii) short-term trading from September, 2001, through January, 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the funds’ prospectuses, and (iv) the adequacy of e-mail retention practices.  In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by the fund on the client’s account.  In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account.  Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

                Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business.  Any penalties or restitution will be paid by Evergreen and not by the Evergreen Funds.

                EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

                In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits.  EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

                Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

What will be the primary federal income tax consequences of the Merger?

It is intended that the Merger will be tax-free to shareholders for federal income tax purposes, although this result is not free from doubt. This means that neither shareholders nor the Funds will recognize a gain or loss directly as a result of the Merger. However, because the Atlas Fund’s Merger will end the tax year of that Fund, the Merger may accelerate distributions from the Atlas Fund to shareholders.

The cost basis and holding period of shares in the Atlas Fund will carry over to new shares in the Evergreen Fund. At any time prior to the consummation of the Merger, a shareholder may redeem shares, likely resulting in recognition of gain or loss to the shareholder for federal income tax purposes if the shareholder holds the shares in a taxable account.

Certain other tax consequences are discussed below under “Federal Income Tax Consequences.”

MERGER INFORMATION

Reasons for the Merger

On October 1, 2006, and after approval by shareholders of both companies, Golden West Financial Corporation, the sole shareholder of Atlas Advisers, Inc., merged into a wholly-owned subsidiary of Wachovia Corporation. Prior to that merger, subsidiaries of Wachovia Corporation and Golden West Financial Corporation had managed the Evergreen family of funds and the Atlas family of funds, respectively.  Since October 1, 2006, management of this newly-combined financial services company has evaluated funds within the Atlas and Evergreen mutual fund families for opportunities to combine funds in a manner that serves the interests of shareholders of both groups.  The objective of the analysis was to ensure that a consolidated Atlas and Evergreen fund family offered a streamlined, more complete, and competitive set of mutual funds, while serving the interests of the shareholders.

At a meeting held on November 14, 2006, the Board of Trustees of Atlas Funds (the "Board"), including the Independent Trustees, considered and approved the Merger. The Board determined that the Merger was in the best interests of the Atlas Fund and its shareholders and that the interests of existing shareholders of the Atlas Fund would not be diluted as a result of the transactions contemplated by the Merger.  In addition, the Trustees of the Evergreen Municipal Trust considered and approved the Merger at a meeting held on December 6 and 7, 2006.  The Evergreen Trustees determined that the Merger was in the best interests of the Evergreen Fund and its shareholders, and that the interests of existing shareholders of the Evergreen Fund would not be diluted as a result of the transactions contemplated by the Merger.   Before approving the Plan, the Board reviewed various factors about the Atlas Fund and the proposed Merger. The Board considered the relative size of the Funds as well as the similarity of the Funds’ investment goals, policies and strategies. The Board evaluated the potential economies of scale associated with larger mutual funds and concluded that operational efficiencies may be achieved by combining the Atlas Fund with the Evergreen Fund.  As of September 30, 2006, the total assets of the Atlas Fund and the Evergreen Fund were $162 million for the Atlas Fund and $888 Million for the Evergreen Fund.

                By merging into the Evergreen Fund, shareholders of the Atlas Fund will have the benefit of a larger fund family, similar investment goals and policies, and greater investment flexibility.

The Board also considered the past performance history and the relative expenses for the Atlas Fund in comparison with the Evergreen Fund. They noted that the year-to-date, 1-year, 3-year and 5-year performance returns for the periods ended September 30, 2006 were higher for the Evergreen Fund.

The Board also considered the relative expenses of the Atlas Fundas compared to those of the Evergreen Fund.  They noted that both Total Annual Fund Operating Expenses and net expenses were lower for the Evergreen Fund.  Expenses for the combined fund are expected to be slightly lower than those of the Evergreen Fund.

In addition, the Board considered among other things:

the terms and conditions of the Merger;

the fact that the Merger would not result in the dilution of shareholders’ interests;

the compatibility of and differences between the Funds’ investment goals, policies, risks and principal investment strategies;

the fact that EIMC and not shareholders will bear the expenses incurred by the Atlas Fund and the Evergreen Fund in connection with the Merger;

the fact that the Evergreen Fund will assume all of the liabilities of the Atlas Fund;

the Funds' relative asset sizes;

the relative differences in the Funds' sales charges and the fact that following the Merger, former Atlas Fund shareholders will have an exemption from front-end and contingent deferred sales charges of the Evergreen Fund family;

the fact that the Merger is expected to be tax-free for federal income tax purposes;

the fact that no gain or loss is expected to be recognized by shareholders for federal income tax purposes as a result of the Merger;

respective tax positions of the Fund as described below;

alternatives available to shareholders of the of the Atlas Funds, including the ability to redeem their shares;

the investment experience, expertise and resources of EIMC;

the SEC and NASD action investigation as described under "Summary of the Merger" in this Prospectus/Proxy Statement; and

the service features and distribution resources available to shareholders of the Funds and the anticipated increased array of investment alternatives available to shareholders of the Evergreen family of funds.

                More specifically, with respect to the proposed Merger, the Board made the following determinations, among others:

                The Board noted that the proposed Merger would combine the Atlas Fund with a significantly larger fund family with a broader product line, including offerings that have similar investment objectives and strategies, which should result in a combined investment profile comparable to those of the shareholders’ current investments, while also providing opportunity to access a more diverse array of shareholder services.  The Board also considered the larger net asset size after the Merger should allow costs to be spread over a larger base and can potentially lower portfolio transaction and other expenses.   The Board also noted with approval the tax-free design of the Merger, the absence of dilution to shareholders and that shareholders will not bear expenses incurred in connection with the Merger.  The Board gave weight to the potential for lower total operating expenses for after the Merger for the combined fund. The Board also considered the larger portfolio management team and staff of investment professionals and greater depth of related resources at EIMC.

                In connection with their consideration of the Merger, the Board met with counsel to the Atlas Fund regarding the legal issues involved.

                Accordingly, for the reasons noted above, together with other factors and information considered relevant, and recognizing that there can be no assurance that any economies of scale or other benefits will be realized,theBoard of Atlas Funds concluded that the proposed Merger would be in the best interests of the Atlas Fund and its shareholders.

            In addition, the Trustees of the Evergreen Municipal Trust approved the Merger on behalf of the Evergreen Fund and its shareholders.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Plan (which is attached as Exhibit A to this Prospectus/Proxy Statement).

The Plan provides that the Evergreen Fund will acquire all of the assets of the Atlas Fund in exchange for Class A shares of the Evergreen Fund and the assumption by the Evergreen Fund of all of the liabilities of the Atlas Fund on or about May 18, 2007 or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, the Atlas Fund will endeavor to discharge all of its known liabilities and obligations that are due and payable as of the Closing Date.   The Evergreen Fund will provide the Trustees and officers of Atlas Funds with certain indemnifications as set forth in the Plan.

  Shareholders of the Atlas Fund will receive Class A shares of the Evergreen Fund. The number of full (and fractional, if any) Class A shares of the Evergreen Fund to be received by the shareholders of the Atlas Fund will be determined by multiplying the number of full (and fractional, if any) shares of the Atlas Fund by a factor which shall be computed by dividing the net asset value per share of the shares of the Atlas Fund by the net asset value per share of the Class A shares of the Evergreen Fund. Such computations will take place as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the “Valuation Time”). The net asset value per share of the class of shares of the Fund will be determined by dividing assets, less liabilities, in the case attributable to the respective class, by the total number of outstanding shares. The Evergreen Fund will then issue Class A shares to the Atlas Fund to be distributed to Atlas Fund shareholders in exchange for their shares of the Atlas Fund.

State Street Bank and Trust Company, the custodian for the Evergreen Fund, and Investors Bank & Trust Company, the custodian of the Atlas Fund at the time of the Merger, will compute the net asset value per share of the of the Evergreen Fund’s and the Atlas Fund's portfolio of securities, respectively.

On or as soon after the Closing Date as is conveniently practicable, the Atlas Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the full and fractional shares of the Evergreen Fund received by the Atlas Fund.  Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Atlas Fund’s shareholders on the Evergreen Fund’s share records which are maintained by its transfer agent.  The account of the Atlas Fund's shareholders will receive the pro rata number of full and fractional shares of the Evergreen Fund due to such shareholders.  All issued and outstanding shares of the Atlas Fund, including those represented by certificates, will be canceled.  The shares of the Evergreen Fund to be issued will have no preemptive or conversion rights.  After these distributions and the winding up of its affairs, the Atlas Fund will be terminated as a series of the Atlas Funds.

The consummation of the Merger is subject to the conditions set forth in the applicable Plan, including among other things:

approval by the Atlas Fund’s shareholders;

the accuracy of various representations and warranties;

the receipt of opinions of counsel, including opinions with respect to those matters referred to in “Federal Income Tax Consequences” below;

declaration of a dividend or dividends by the Atlas Fund to distribute all of its undistributed net investment income and net capital gains;

receipt of all necessary consents, orders and permits from federal, state and local regulatory authorities; and

effectivenessunderapplicable law of the registration statement of the Evergreen Municipal Trust of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto.

                Notwithstanding the approval by an Atlas Fund’s shareholders, a Plan may be terminated (a) by the mutual agreement of the Atlas Fund and the Evergreen Fund; or (b) at or prior to the Closing Date by either party (i) because of a breach by the other party of any representation, warranty, or agreement contained therein to be performed at or prior to the Closing Date if not cured within 30 days, or (ii) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

Whether or not the Merger is consummated, EIMC will pay the expenses incurred by the Atlas Fund and Evergreen Fund in connection with the Merger (including the cost of a proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by any Atlas Fund, the Evergreen Fund, or their respective shareholders. The Atlas Fund and the Evergreen Fund will bear its own brokerage and other similar expenses in connection with the Merger.

           If the Atlas Fund shareholders do not approve the Merger, the Trustees of Atlas Funds will consider other possible courses of action in the best interests of the Atlas Fund and its shareholders.

Federal Income Tax Consequences

                The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Merger, the Atlas Fund and Evergreen Fund will receive an opinion from Ropes & Gray LLP to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

(1)       The transfer of all of the assets of the Atlas Fund solely in exchange for shares of the Evergreen Fund and the assumption by the Evergreen Fund of the liabilities of the Atlas Fund followed by the distribution of the Evergreen Fund's shares to the shareholders of the Atlas Fund in liquidation of the Atlas Fund will constitute a “reorganization” within the meaning of section 368(a) of the Code, and the Evergreen Fund and the Atlas Fund will the be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)       No gain or loss will be recognized by the Evergreen Fund upon the receipt of the assets of the Atlas Fund solely in exchange for the shares of the Evergreen Fund and the assumption by the Evergreen Fund of the liabilities of the Atlas Fund;

(3)       No gain or loss will be recognized by the Atlas Fund on the transfer of its assets to the Evergreen Fund in exchange for the Evergreen Fund's shares and the assumption by the Evergreen Fund of the liabilities of the Atlas Fund or upon the distribution (whether actual or constructive) of the Evergreen Fund's shares to the Atlas Fund's shareholders in exchange for their shares of the Atlas Fund;

(4)       No gain or loss will be recognized by the Atlas Fund's shareholders upon the exchange of their shares of the Atlas Fund for shares of the Evergreen Fund in liquidation of the Atlas Fund;

(5)       The aggregate tax basis of the shares of the Evergreen Fund received by the shareholder of the Atlas Fund pursuant to the Merger will be the same as the aggregate tax basis of the shares of the Atlas Fund held by such shareholder immediately prior to the Merger, and the holding period of the shares of the Evergreen Fund received by the shareholder of the Atlas Fund will include the period during which the shares of the Atlas Fund exchanged therefor were held by such shareholder (provided that the shares of the Atlas Fund were held as a capital asset on the date of the Merger); and

The tax basis of the assets of the Atlas Fund acquired by the Evergreen Fund will be the same as the tax basis of such assets to the Atlas Fund immediately prior to the Merger, and the holding period of such assets in the hands of the Evergreen Fund will include the period during which such assets were held by the Atlas Fund.

                Ropes & Gray LLP will express no view with respect to the effect of the Merger on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

                The opinion will be based on certain factual certifications made by officers of the Atlas Fund and the Evergreen Fund and will also be based on customary assumptions.  The opinion will note and distinguish certain published precedent; it is possible that the IRS could disagree with Ropes & Gray LLP’s opinion.

                Opinions of counsel are not binding upon the Internal Revenue Service or the courts.  If the Merger is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of the Atlas Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Atlas Fund shares and the fair market value of the Evergreen Fund shares he or she received.  Shareholders of the Atlas Fund should consult their tax advisors regarding the effect, if any, of the proposed Merger in light of their individual circumstances.  Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of the Atlas Fund should also consult their tax advisors as to the state and local tax consequences, if any, of the Merger.

                A portion of the portfolio assets of the Atlas Fund may be sold in connection with the Merger.  The actual tax impact of any such sales will depend on the difference between the price at which such portfolio assets are sold and the Atlas Fund’s basis in such assets.  Any net capital gains recognized in these sales will be distributed to Atlas Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to year of sale, and such distributions will be taxable to shareholders.

                In addition, since the shareholders of the Atlas Fund will receive shares of the Evergreen Fund, they will be allocated a proportionate share of any “built-in” (unrealized) gains in the Evergreen Fund’s assets, as well as any taxable gains realized by the Evergreen Fund but not distributed to its shareholders prior to the Merger, when such gains are eventually distributed by the Evergreen Fund.    As of December   31, 2006, Evergreen Fund's built-in gains, net of available capital loss carryforwards, had a value equal to less than 5% of the value of its net assets.

                Prior to the closing of the Merger, the Atlas Fund will, and the Evergreen Fund may, declare a distribution to shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net capital gains, including those realized on disposition of portfolio securities in connection with the Merger (after reduction by any available capital loss carryforwards), if any, through the closing of the Merger. Such distributions will be taxable to shareholders to the extent such distributions are not exempt interest dividends.

                The Evergreen Fund’s ability to use the pre-Merger losses of the Atlas Fund to offset post-Merger gains of the combined fund is expected to be limited as a result of the Merger due to the application of loss limitation rules under federal tax law.  In addition, for five years beginning after the Closing Date, the Evergreen Fund will not be allowed to offset gains built in to either Fund at the time of the Merger against capital losses (including capital loss carry forwards) built in to the other Fund.  The effect of these limitations, however, will depend on the amount of losses in the Fund at the time of the Merger. As a result, under certain circumstances, the Atlas Fund shareholders could receive taxable distributions earlier than they would had the Merger not occurred.   As of December 31, 2006, Atlas Fund had no capital loss carry forwards.

 Pro Forma Capitalization

The following table sets forth the capitalization of each of the Atlas National Municipal Bond Fund and the Evergreen Municipal Bond Fund as of November 30, 2006, and the capitalization of Evergreen Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value.   The pro forma data reflects an exchange ratio of approximately 1.58 for Class A shares of Evergreen Municipal Bond Fund issued for each share of Atlas National Municipal Bond Fund.  Evergreen Municipal Bond Fund will be the accounting survivor following the Merger.

	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund	Adjustments	Evergreen Municipal Bond Fund (Pro Forma)
Net Assets
Class A	N/A	$641,114,644	$168,843,532	$809,958,176
Class B	N/A	$14,768,499	N/A	$14,768,499
Class C	N/A	$37,148,476	N/A	$37,148,476
Class I	N/A	$200,799,938	N/A	$200,799,938
Atlas Fund shares	$168,843,532	N/A	($168,843,532)	N/A
Total Net Assets	$168,843,532	$893,831,557	$0	$1,062,675,089
Net Asset Value Per Share
Class A	N/A	$7.60	N/A	$7.60
Class B	N/A	$7.60	N/A	$7.60
Class C	N/A	$7.60	N/A	$7.60
Class I	N/A	$7.60	N/A	$7.60
Atlas Fund shares	11.98	N/A	N/A	N/A
Shares Outstanding
Class A	N/A	84,366,102	22,218,567	106,584,669
Class B	N/A	1,943,416	N/A	1,943,416
Class C	N/A	4,888,487	N/A	4,888,487
Class I	N/A	26,423,829	N/A	26,423,829
Atlas Fund Shares	14,093,765	N/A	(14,093,765)	N/A
Total Shares Outstanding	14,093,765	117,621,834	8,124,802	139,840,401

The following table sets forth the capitalization of each of Atlas National Municipal Bond Fund, Evergreen Florida Municipal Bond Fund and Evergreen Municipal Bond Fund as of November 30, 2006, and the capitalization of Evergreen Municipal Bond Fund on a pro forma basis as of that date after giving effect to the proposed acquisitions of assets at net asset value.  The pro forma data reflects an exchange ratio of approximately 1.24 for each of Class A, Class B, Class C and Class I shares, respectively, of Evergreen Municipal Bond Fund issued for each Class A, Class B, Class C, and Class I share, respectively, of Evergreen Florida Municipal Bond Fund.  The pro forma data also reflects an exchange ratio of approximately 1.58 for Class A shares of Evergreen Municipal Bond Fund issued for each share of Atlas National Municipal Bond Fund. Evergreen Municipal Bond Fund will be the accounting survivor following the mergers.

	Evergreen Florida Municipal Bond Fund	Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund	Pro Forma Adjustments	Evergreen Municipal Bond Fund (Pro Forma)
Net Assets
Class A	$86,517,596	N/A	$641,114,644	$168,843,532	$896,475,772
Class B	$12,871,201	N/A	$14,768,499	N/A	$27,639,700
Class C	$7,951,178	N/A	$37,148,476	N/A	$45,099,654
Class I	$243,756,925	N/A	$200,799,938	N/A	$444,556,863
Atlas Fund Shares	N/A	$168,843,532	N/A	($168,843,532)	$0
Total Net Assets	$351,096,900	$168,843,532	$893,831,557	$0	$1,413,771,989
Net Asset Value Per Share
Class A	$9.43	N/A	$7.60	N/A	7.60
Class B	$9.43	N/A	$7.60	N/A	7.60
Class C	$9.43	N/A	$7.60	N/A	7.60
Class I	$9.43	N/A	$7.60	N/A	7.60
Atlas Fund Shares	N/A	$11.98	N/A	N/A	N/A
Shares Outstanding
Class A	9,175,195	N/A	84,366,102	24,428,449	117,969,746
Class B	1,365,010	N/A	1,943,416	328,750	3,637,176
Class C	843,229	N/A	4,888,487	203,084	5,934,800
Class I	25,850,582	N/A	26,423,829	6,226,216	58,500,627
Atlas Fund Shares	N/A	14,093,765	N/A	(14,093,765)	0
Total Shares Outstanding	37,234,016	14,093,765	117,621,834	17,092,734	186,042,349

The tables set forth above assume the mergers were consummated on November 30, 2006 and are for informational purposes only.  No assurance can be given as to how many shares of Evergreen Municipal Bond Fund will be received by the shareholders of Evergreen Florida Municipal Bond Fund or Atlas National Municipal Bond Fund on the date the mergers takes place, and the foregoing should not be relied upon to reflect the number of shares of Evergreen Municipal Bond Fund that actually will be received on or after such date.  The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the Valuation Date.

Distribution of Shares

EIS, a subsidiary of Wachovia Corporation, acts as underwriter of the shares of the Evergreen Fund. Atlas Securities, LLC ("Atlas Securities"), also a subsidiary of Wachovia Corporation, acts as underwriter of shares of the Atlas Fund. The underwriters distribute the Fund’s shares directly or through broker-dealers, banks (including Wachovia Bank, N.A.), or other financial intermediaries. The Evergreen Fund involved in the proposed Merger offers four classes of shares:  Class A, Class B, Class C, and   Class I.  Only Class A shares are involved in the Merger.  The Atlas Fund offers one class of shares, and such class is involved in the Merger.  The Class A shares of the Evergreen Fund have a separate distribution arrangement and bears its own distribution expenses (See “Distribution-Related and Shareholder Servicing-Related Expenses” below).

The following is a summary description of charges and fees for the Class A shares of the Evergreen Fund that will be received by the Atlas Fund shareholders in the Merger.  More detailed descriptions of the distribution arrangements applicable to the Class A shares of the Evergreen Fund and shares of the Atlas Fund are contained in each Fund’s prospectus and statement of additional information.

Sales Charges and Other Related Fees.Class A shares of the Evergreen Fund pay a front-end initial sales charge of up to 4.75% of the offering price and, as indicated below, are subject to distribution-related fees.  For a description of the front-end sales charge applicable to the purchase of Class A shares see “How to Choose the Share Class that Best Suits You” in the prospectus of the Evergreen Fund.  No front-end sales charge will be imposed on Class A shares of the Evergreen Fund received by the Atlas Fund shareholders as a result of the Merger. The Evergreen Fund does not charge a redemption fee.

All subsequent purchases of Class A shares of any Evergreen Fund by former Atlas Fund shareholders will be made at net asset value without the imposition of any front-end or contingent deferred sales charge ("NAV Privilege").  Former Atlas Fund shareholders will retain the NAV Privilege so long as the owner of the account remains the same as at the time of the Merger, and no additional names are added.  If an Atlas Fund shareholder transfers their account to a financial intermediary, so long as the name on the account remains the same, the NAV Privilege will remain in effect.

The Atlas Fund does not imposes a sales charge for purchases of its shares and does not charge a redemption fee.  See “Summary of the Merger” in this document and “Risk/Return Summary and Fund Expenses” in the Atlas Fund’s prospectus for more information.

Distribution-Related and Shareholder Servicing-Related Expenses.TheEvergreen Fund has adopted a Rule 12b-1 Plan with respect to its Class A shares under which the class may pay for distribution-related expenses at an annual rate which may not exceed 0.75% of the average daily net assets attributable to Class A.  Payments with respect to Class A shares are currently limited to 0.30% of the average daily net assets attributable to Class A. This amount may be increased to the full plan rate for the Evergreen Fund by the Trustees without shareholder approval. The Atlas Fund has adopted a Rule 12b-1 plan under which the Atlas Fund may pay for distribution-related expenses and shareholder servicing fees at an annual rate which may not exceed 0.25% of the Atlas Fund's average daily net assets.

The purpose of the 12b-1 fees is to promote the sale of more shares of the Atlas and Evergreen Fund to the public. Each Fund may use 12b-1 fees for advertising and marketing and as a “service fee” to broker-dealers, banks and other financial institutions for additional shareholder services and/or the maintenance of accounts. For more information about distribution-related and shareholder servicing-related fees of the Atlas Fund, see "Fund Management -- The Distributor and the distribution plan" in the Atlas Fund's prospectus and "Investment Advisory and Other Services -- 12b-1 Distribution Plan" in its statement of additional information, and "How to Choose the Share Class that Best Suits You" in the Evergreen Fund's prospectus, and "Distribution Expenses under Rule 12b-1" in its statement of additional information.

Purchase and Redemption Procedures

Investments in the Funds are not insured. The minimum initial purchase requirement for Class A shares of the Evergreen Fund is $1,000. There is no minimum for subsequent purchases of shares of the Evergreen Fund.  If the Merger is approved, the Atlas Fund shareholders will not be subject to this minimum initial investment requirement.  The minimum initial purchase requirement for the Atlas Fund is $2,500, with a $250 minimum for subsequent purchases.  Both Funds reserve the right to reject any purchase order.All funds invested in theFund are invested in full and fractional shares.  For more information on the pricing and purchasing of shares of the Fund, see “Calculating the Share Price,” “How to Buy Shares,” “How to Reduce or Eliminate Your Sales Charge,” and "Shareholder Transactions" in the Evergreen Fund's prospectus, and "Doing Business with Atlas" and "Buying Shares" in the Atlas Fund’s prospectus.

Each Fund provides for telephone, mail or wire redemption of shares at net asset value as next determined after receipt of a redemption request on the day the NYSE is open for trading.   Each Fund reserves the right to redeem in-kind, under certain circumstances, by paying the redeeming shareholder the proceeds of a redemption in securities rather than in cash.  Each Fund may involuntarily redeem shareholders’ accounts that have less than the minimum initial investment of invested funds.   For more information on redeeming shares of the Fund, see “How to Redeem Shares” in the Evergreen Fund's prospectus, and "Selling Shares" and "Other Account Information" in the Atlas Fund’s prospectus.

Small Account Fee

The Evergreen Fund reserves the right to assess a $15 annual low balance fee on the Evergreen Fund account with a value of less than $1,000. The Evergreen Fund will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Evergreen Fund. The Evergreen Fund notifies a shareholder prior to assessing this fee, so that the shareholder can increase his account balance above the minimum, consolidate his accounts, or liquidate his account.

                Atlas Fund does not assess a small account fee on its accounts.

Short-Term Trading Policy

                Effective April 2, 2007, the Short Term Trading Policy for the Evergreen Fund will be as follows:  Excessive short-term trading by investors in the Evergreen Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Evergreen Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Evergreen Fund's shares held by long-term shareholders.

                To limit the negative effects of short-term trading, the Evergreen Fund has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from the Evergreen Fund, that investor is “blocked” from purchasing shares of that Evergreen Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption.  The short-term trading policy does not apply to:

Money market funds;

Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

Purchases below $5,000 (including purchases that are a part of an exchange transaction).

                While the Evergreen Fund will not monitor trading activity outside the policy above, the Evergreen Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Evergreen Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Evergreen Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

                There are certain limitations on the Evergreen Fund’s ability to detect and prevent short-term trading.  For example, while the Evergreen Fund has access to trading information relating to investors who trade and hold their shares directly with the Evergreen Fund, the Evergreen Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans.  Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Evergreen Fund. The Evergreen Fund may be unable to compel financial intermediaries to apply the Evergreen Fund’s short-term trading policy described above.  The Evergreen Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Evergreen Fund will use reasonable diligence to confirm that such intermediaries are applying the Evergreen Fund’s short-term trading policy or an acceptable alternative.  Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account.  It is possible that excessive short-term trading or trading in violation of the Evergreen Fund's trading restrictions may occur despite the Evergreen Fund's efforts to prevent them.

The Atlas Fund has also adopted policies and procedures reasonably designed to monitor fund trading activity and discourage disruptive trading and, in cases where disruptive trading activity is detected, to take action to stop such activity. These policies may be modified at any time without shareholder notice but not with the intent to allow market timing.  When the Atlas Fund’s management believes frequent trading activity by any person, group or account would have a disruptive effect on a fund's ability to manage its investments, the Atlas Fund will reject uniformly purchase orders and/or exchanges into the Atlas Fund. The history of exchange activity in all accounts under common ownership or control with the Atlas Fund complex may be considered with respect to the review of excessive exchange activity. The Atlas Fund’s management considers certain factors, such as transaction size, type of transaction, frequency of transaction and trade history, when determining whether to reject a purchase order or terminate or restrict exchange privileges.

Exchange Privileges

Holders of shares of each Fund may exchange their shares for shares of the same class of any other fund within their respective fund families. The policy for exchanges is the same for both the Evergreen Fund and the Atlas Fund: exchanges between Fund accounts within the fund family will be accepted only if the registrations are identical (same name, address and taxpayer identification number).  Neither Fundimposes a sales chargeon exchanges. An exchange within either fund familyrepresents an initial investment in another fund and must meet any minimum investment requirements imposed bysuch fund. As described above under "Short-Term Trading Policy," the Evergreen Fund may limit exchanges. The Atlas Fund has no express limit on the number of exchanges.  However, the Atlas Fund may modify or terminate the exchange privilege at any time. The Atlas Fund's management or adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Atlas Fund and its shareholders. If this occurs, the Atlas Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Atlas Funds. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.  The Fund reserves the right to reject any purchase or exchange and to terminate an investor’s investment or exchange privileges if the Fund determines that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders.  For more information on each Fund’s current exchange procedures, and the requirements and limitations attendant thereto, see “Short-Term Trading” and “How to Redeem Shares” in the Evergreen Fund's prospectus and “Other Account Information -- Exchanges" and “Other Account Information -- Frequent Trading of Fund Shares" in the Atlas Fund’s prospectus.

Distribution and Tax Policies

Each of the Atlas Fund and the Evergreen Fund distributes its net realized gains at least annually to shareholders of record on the dividend record date. Each Fund declares its investment company taxable net income daily and distributes its investment company taxable net income monthly.

                Dividends and distributions are reinvested in additional shares of the same class of the respective Fund, or paid in cash, as a shareholder has elected. For further information concerning each Fund's dividends, distributions and tax treatment, see “Other Account Information -- Taxes” and “Other Account Information --Dividends and distributions” in the Atlas Fund’s prospectus and “Taxation of the Funds” in the Atlas Fund’s statement of additional information and “The Tax Consequences of Investing in the Funds; Distributions” in the Evergreen Fund's prospectus.  For information on the tax consequences to Atlas Fund shareholders of the Merger, see the section entitled “Merger Information - Federal Income Tax Consequences” above.

After the Merger, shareholders of the Atlas Fund who have elected to have their dividends and/or distributions reinvested will have dividends and/or distributions received from the relevant Evergreen Fund reinvested in Class A shares of such Evergreen Fund. Shareholders of an Atlas Fund who have elected to receive dividends and/or distributions in cash will receive dividends and/or distributions from the Evergreen Fund in cash after the Merger, although they may, after the Merger, elect to have such dividends and/or distributions reinvested in additional shares of the Evergreen Fund.

Each of the Atlas Fund and the Evergreen Fund is qualified and the Evergreen Fund intends to continue to qualify, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute at least 90% of its taxable and tax-exempt income. While so qualified, so long as the Fund distributes substantially all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes on the amounts so distributed. A 4% nondeductible excise tax will be imposed on amounts not distributed if a Fund does not meet certain distribution requirements by the end of the calendar year. The Fund anticipates meeting such distribution requirements.

INFORMATION ON SHAREHOLDERS’ RIGHTS

Form of Organization

The Evergreen Fund is a series of Evergreen Municipal Trust, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public.  Evergreen Municipal Trust is organized as a Delaware statutory trust and is governed by its Amended and Restated Agreement and Declaration of Trust (referred to herein as “Declaration of Trust”), Amended and Restated By-Laws, a Board of Trustees and by applicable Delaware and federal law.  The Atlas Fund is a series of Atlas Funds, an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. Atlas Funds is also organized as a Delaware statutory trust and is governed by its Amended Declaration of Trust (referred to herein as the “Trust Agreement”), Restated ByLaws, a Board of Trustees and by applicable Delaware and federal law. (The Atlas Funds and Evergreen Municipal Trust are collectively referred to herein as the "Trusts.")

Capitalization

The beneficial interests in the Evergreen Fund are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share. The beneficial interests in the Atlas Fund are represented by an unlimited number of transferable shares with a par value of $0.001 per share. The Evergreen Fund’s Declaration of Trust and the Atlas Fund’s Trust Agreement permit the Trustees of the Trust to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by either Fund. The Fund’s shares represent equal proportionate interests in the assets belonging to the Fund. Shareholders of the Fund are entitled to receive dividends and other amounts as determined by the Trustees. Except as otherwise required by the 1940 Act or other applicable law, shareholders of the Fund vote separately, by class, as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class and by Fund as to matters, such as approval of or amendments to investment advisory agreements or proposed Merger, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. Other than in a limited number of states, no such similar statutory or other authority limiting statutory trust shareholder liability exists. As a result, to the extent that the Trust or one of its shareholders is subject to the jurisdiction of a court that does not apply Delaware law, shareholders of such Trust may be subject to liability. To guard against this risk, the Declaration of Trust of Evergreen Municipal Trust and the Trust Agreement of the Atlas Funds: (a) provides that any written obligation of the Trust may contain a statement to the effect that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the relevant Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

                Evergreen Municipal Trust, on behalf of the Evergreen Fund, and the Atlas Funds, on behalf of the Atlas Fund, are not required to hold annual meetings of shareholders. Neither of the Trusts currently intends to hold regular shareholder meetings. However, with respect to Evergreen Municipal Trust, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of that Trust.  In addition, with respect to the Atlas Funds, a meeting of shareholders must be called when requested by the holders of at least 10% of the outstanding shares of the Atlas Funds (or series or class thereof as applicable) for such purpose as is stated in the shareholder meeting request. The Trust is also required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. Cumulative voting is not permitted. Except when a larger quorum is required by the applicable governing documents or other law, with respect to the Evergreen Fund, 25% of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter and with respect to the Atlas Fund, one-third of the outstanding shares entitled to vote constitutes a quorum for consideration of a matter. For the Evergreen Fund, when a quorum is present, a majority (greater than 50%) of the votes cast and entitled to vote is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act). For the Atlas Fund, when a quorum is present, a majority of the shares cast and entitled to vote is sufficient to act on a matter (other than the election of Trustees of the Atlas Funds, which if submitted to the vote of shareholders requires a plurality, or unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

Under the Declaration of Trust of Evergreen Municipal Trust, each share of the Evergreen Fund will be entitled to one vote for the dollar or fraction of a dollar of net asset value applicable to such share. Under the Trust Agreement of the Atlas Funds, as to any matter on which the shareholder is entitled to vote, the whole share of an Atlas Fund is entitled to one vote and the fractional share is entitled to a proportionate fractional vote.

Liquidation

In the event of the liquidation of an Evergreen Fund, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Evergreen Fund or attributable to the class over the liabilities belonging to the Evergreen Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Evergreen Fund will be distributed among the shareholders in proportion to the number of shares of a class of the Evergreen Fund held by them and recorded on the books of the Evergreen Fund. In the event of liquidation of an Atlas Fund, upon making provision for the payment of all outstanding charges, taxes, expenses and liabilities, whether due, accrued or anticipated, belonging to the Atlas Fund, the Trustees will distribute the remaining assets belonging to the Atlas Fund ratably among the holders of outstanding shares of the Atlas Fund.

Liability and Indemnification of Trustees

Under the Declaration of Trust of Evergreen Municipal Trust, a Trustee is liable to the Trust and its shareholders only for such Trustee’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee or the discharge of such Trustee’s functions. As provided in the Declaration of Trust, the Trustee of Evergreen Municipal Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is determined that the Trustee (i) did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the relevant Evergreen Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of such Trustee’s duties; and (iii) in a criminal proceeding, had reasonable cause to believe that such Trustee’s conduct was unlawful (collectively, “disabling conduct”). A determination that the Trustee did not engage in disabling conduct and is, therefore, entitled to indemnification may be based upon the outcome of a court action or administrative proceeding or by (a) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (b) an independent legal counsel in a written opinion. Evergreen Municipal Trust may also advance money for such litigation expenses provided that the Trustee undertakes to repay such Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

Under the Trust Agreement and Restated ByLaws of the Atlas Funds, a Trustee is liable only for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  The Trustee is indemnified by the Atlas Funds to the fullest extent permitted by law against liability and all expenses incurred by him or her as a result of any legal action in which he becomes involved by virtue of his or her being a Trustee, unless it is determined that the Trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees of the Atlas Funds have voted to retain both their ability and the ability of officers of the Atlas Funds to make claims under their existing Directors and Officers Liability Insurance Policy for a period of three years following consummation of the Merger.  EIMC will bear the cost of such additional insurance coverage.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of Evergreen Municipal Trust and the Trust Agreement of the Atlas Funds, their respective By-Laws and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, Trust Agreement, By-Laws and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

This Prospectus/Proxy Statement is being sent to shareholders of the Atlas Fund in connection with a solicitation of proxies by the Trustees of the Atlas Funds, to be used at the Special Meeting of Shareholders (the “Meeting”) to be held at 10 a.m., Eastern time, on May 4, 2007, at the offices of Evergreen Investments, 26th floor, 200 Berkeley Street, Boston, Massachusetts 02116, and at any adjournment(s) thereof. This Prospectus/Proxy Statement, along with the Notice of the Meeting and a proxy card, are first being mailed to shareholders of the Atlas Fund on or about March 23, 2007. Only shareholders of record as of the close of business on February 28, 2007 (the “Record Date”) will be entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof.Thecosts incurred in connection with the solicitation of proxies and the costs of holding the Meeting will be borne by EIMC.

                If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Signed but unmarked proxies for which no instructions are given will be voted FOR the proposed Merger, and FOR any other matter deemed appropriate. Proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, abstentions and broker non-votes will have the effect of being counted as votes against the Merger, each of which must be approved by a majority of the outstanding shares.  A proxy may be revoked at any time on or before the Meeting by (i) sending a signed, written letter of revocation to the Secretary of the Atlas Funds at the address set forth on the cover of this Prospectus/Proxy Statement which is received by the Atlas Funds prior to the Meeting; (ii) properly executing and delivering a subsequent proxy, which is received by Atlas Funds prior to the Meeting; or (iii) by attending the Meeting, requesting a return of any previously delivered proxy and voting in person. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Merger.

                The holders of one-third of the shares of the Atlas Fund outstanding as of Record Date present in person or represented by proxy, will constitute a quorum for the transaction of business at the Meeting with respect to the proposal although a larger number may be required to approve the proposal.  Assuming a quorum is present at the Meeting, approval of the Merger will require the affirmative vote of a majority of the Atlas Fund’s outstanding voting securities.  A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% of the shares of the Atlas Fund that are present or represented at the Meeting if more than 50% of the shares outstanding on the Record Date are present in person or by proxy at the Meeting; or (b) more than 50% of the shares of Atlas Fund outstanding on the Record Date.

In voting for the Merger, each share of the Atlas Fund will be entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.

Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal telephone solicitations conducted by officers or other representatives of the Atlas Funds (who will not be paid for their soliciting activities). In addition, The Altman Group, the Atlas Funds' proxy solicitor, may make proxy solicitations.  The Altman Group has been engaged to assist the solicitation of proxies at an estimated cost of $35,000, which is being paid by EIMC. If you wish to participate in the Meeting, you may submit the proxy card included with this Prospectus/Proxy Statement by mail or by Internet, vote by telephone or attend the Meeting in person (See the back of this Prospectus/Proxy Statement for voting instructions.). As discussed above, any proxy given by you is revocable.

If the Atlas Fund's shareholders do not vote to approve the Merger, the Trustees of the Atlas Funds will consider other possible courses of action in the best interests of the Atlas Fund and its shareholders.  In the event that a quorum is not present at the Meeting or, even if a quorum is present, in the event sufficient votes to approve a proposal are not received before the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for a reasonable time after the date set for the original Meeting. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on the proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal for a reasonable time after the date set for the original Meeting. The costs of any additional solicitation and of any adjourned session will be borne by EIMC.

An Atlas Fund shareholder who objects to a proposed Merger will not be entitled under either Delaware law or the Trust Agreement of the Atlas Funds to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Merger as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and if the Merger is approved, shareholders will be free to redeem the shares of Evergreen Fund that they receive in the transaction at their then-current net asset value. Shares of the Atlas Fund may be redeemed at any time prior to the completion of the Merger. Shareholders of the Atlas Fund may wish to consult their tax advisors as to any differing consequences of redeeming their Atlas Fund shares prior to the Merger or exchanging such shares in the Merger for the Evergreen Fund shares.

The Atlas Fund does not hold annual shareholder meetings. If a Merger is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Atlas Funds at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by Atlas Fund in a reasonable period of time prior to the time before the Atlas Fund solicits proxies for that meeting.

The votes of the shareholders of the Evergreen Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Merger.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Atlas Fund whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Prospectus/Proxy Statement needed to supply copies to the beneficial owners of the respective shares. EIMC will reimburse bankers, broker-dealers and others for their reasonable expenses in forwarding solicitation materials to the beneficial owners of shares of the Atlas Fund.

Shareholder Information

                As of the Record Date, 14,352,259.721 shares of beneficial interest of the Atlas Fund were outstanding.

                As of the Record Date, the officers and Trustees of Atlas Funds beneficially owned as a group less than 1% of the outstanding shares of the Atlas Fund. To Atlas Fund’s knowledge, there were no persons who owned beneficially or of record 5% or more of the outstanding shares of the Atlas Fund as of the Record Date.

                As of the Record Date, the officers and Trustees of Evergreen Municipal Trust beneficially owned as a group less than 1% of the class of the outstanding shares of the Evergreen Fund.  To the knowledge of Evergreen Municipal Trust, the following persons owned beneficially or of record 5% or more of the outstanding Class A shares of the Evergreen Fund as listed below, as of the Record Date:

Name and Address of Shareholders	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class Upon Consummation of Merger
MLPF&S For the Sole Benefit of It’s Customers Attn: Fund Administration 4800 Deer Lake Dr. E 2nd Floor Jacksonville, FL 32246-6484	5,925,680.891	7.08%	6.25%
Citigroup Global Markets Inc House Account Attn Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	5,051,512.185	6.03%	5.33%

THE TRUSTEES OF ATLAS FUNDS RECOMMEND APPROVAL OF THE MERGER.  ANY EXECUTED BUT UNMARKED PROXY CARDS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE MERGER.

FINANCIAL STATEMENTS AND EXPERTS

The statements of additional information relating to this Prospectus/Proxy Statement include the following: (i) the audited financial statements of the Atlas Fund as of December 31, 2006 and the Evergreen Fund as of May 31, 2006, including the financial highlights for the periods indicated therein and the reports of KPMG LLP, the Atlas Fund’s and the Evergreen Fund's independent registered public accounting firm, thereon, and (ii) the financial statements of the Evergreen Fund as of November 30, 2006, including the unaudited financial statements and financial highlights for the periods indicated therein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Evergreen Fund will be passed upon by Richards, Layton & Finger, One Rodney Square, 920 North King Street, Wilmington, Delaware 19801.

ADDITIONAL INFORMATION

                The Atlas Fund and the Evergreen Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Room maintained by the SEC at 100 F. Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at 233 Broadway, New York, New York 10279, and 175 W. Jackson Blvd., Suite 900, Chicago, Illinois 60604, at prescribed rates.

OTHER BUSINESS

The Trustees of Atlas Funds do not intend to present any other business at the Meeting other than as set forth in the Notice of the Meeting. If, however, any other matters are properly brought before the Meetingor any adjournment(s) thereof, the persons named in properly executed proxies will vote thereon in accordance with their judgment.

March 23, 2007

INSTRUCTIONS FOR EXECUTING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION                                                                         VALID SIGNATURE

CORPORATE ACCOUNTS

(1) ABC Corp.                                                                               ABC Corp.

(2) ABC Corp.                                                                               John Doe, Treasurer

(3) ABC Corp.                                                                               John Doe

   c/o John Doe, Treasurer

(4) ABC Corp. Profit Sharing Plan                                             John Doe, Trustee

TRUST ACCOUNTS

(1) ABC Trust                                                                               Jane B. Doe, Trustee

(2) Jane B. Doe, Trustee                                                              Jane B. Doe

   u/t/d 12/28/78

CUSTODIAL OR ESTATE ACCOUNTS

(1) John B. Smith, Cust.                                                               John B. Smith

        f/b/o John B. Smith, Jr. UGMA

(2) John B. Smith                                                                          John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

Vote By Telephone:

Read the Prospectus/Proxy Statement and have your proxy card at hand.

Call the toll-free number indicated on your proxy card.

Enter the control number found on your proxy card.

Follow the simple recorded instructions.

Vote By Internet:

Read the Prospectus/Proxy Statement and have your proxy card at hand.

Go to the website indicated on your proxy card and follow the voting instructions.

The above methods of voting are generally available 24 hours a day.  Do not mail the proxy card if you are voting by telephone or Internet.  If you have any questions about the proxy card, please call The Altman Group, our proxy solicitor, at 800.499.8519 (toll free).

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 1st day of March, 2007, among Evergreen Municipal Trust, a Delaware statutory trust, with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 (the “Acquiring Fund Trust”), on behalf of its Evergreen Municipal Bond   Fund series (the “Acquiring Fund”), and Atlas Funds, a Delaware statutory trust, with its principal place of business at 749 Davis Street, San Leandro, California  94577 (the “Selling Fund Trust”), with respect to its Atlas National Municipal Bond Fund series (the “Selling Fund”) and, as to Article IX only, Evergreen Investment Management Company, LLC (“EIMC”).

This Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).  The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the assets of the Selling Fund in exchange solely for Class A shares of beneficial interest of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Selling Fund; and (iii) the distribution, on or after the Closing Date (as hereinafter defined), of the Acquiring Fund Shares pro rata to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open‑end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both Funds are authorized to issue their shares of beneficial interest;

WHEREAS, the Trustees of the Acquiring Fund Trust have determined that the exchange of all of the assets of the Selling Fund for Acquiring Fund Shares and the assumption of the liabilities of the Selling Fund by the Acquiring Fund on the terms and conditions hereinafter set forth are in the best interests of the Acquiring Fund and its shareholders, and that the interests of the Acquiring Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

WHEREAS, the Trustees of the Selling Fund Trust have determined that the Selling Fund should exchange all of its assets and liabilities for Acquiring Fund Shares on the terms and conditions herein set forth, that such exchange is in the best interests of the Selling Fund and its shareholders, and that the interests of the Selling Fund’s existing shareholders will not be diluted as a result of the transactions contemplated herein;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES AND LIQUIDATION OF THE SELLING FUND

1.1           THE EXCHANGE.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to sell, assign, convey, transfer and deliver all of the Selling Fund’s assets as set forth in paragraph 1.2 to the Acquiring Fund.  The Acquiring Fund agrees in exchange therefor (i) to issue and deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in paragraph 1.3.  Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

1.2           ASSETS TO BE ACQUIRED.  The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables (whether accrued or contingent), that are owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund’s assets as of the date thereof.  The Selling Fund hereby represents that as of the date of the execution of this Agreement there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses.

The Selling Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Closing Date with respect to the assets to be transferred pursuant to this Agreement and other properties and assets of the Selling Fund, whether accrued or contingent, received by it on or after the Closing Date.  Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone “ex” such distribution prior to the Valuation Date (as hereinafter defined), in which case any such distribution which remains unpaid at the Closing Date shall be included in the determination of the value of the assets of the Selling Fund acquired by the Acquiring Fund.

1.3           LIABILITIES TO BE ASSUMED.  The Acquiring Fund shall assume all of the liabilities of the Selling Fund, whether absolute or contingent, accrued or unaccrued, known or unknown. The Selling Fund will make reasonable efforts to discharge prior to the Closing Date all of its known liabilities and obligations that are due and payable as of the Closing Date.

1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), (a) the Selling Fund will liquidate and distribute pro rata to the Selling Fund’s shareholders of record, determined as of the close of business on the Valuation Date (as hereinafter defined) (the “Selling Fund Shareholders”), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to dissolve as set forth in paragraph 1.8 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund.  The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement (as defined in paragraph 4.1(o)) which will have been distributed to shareholders of the Selling Fund entitled to vote upon this Agreement.

1.6           TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

1.8           TERMINATION.  The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

ARTICLE II

VALUATION

2.1           VALUATION OF ASSETS.  The value of the Selling Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Acquiring Fund Trust’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2           VALUATION OF SHARES.  The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in the Acquiring Fund Trust’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information . orsuchother valuation procedures as shall be mutually agreed upon by the parties.

2.3           SHARES TO BE ISSUED.  The number of the Acquiring Fund Shares of the class to be issued (including fractional shares, if any) in exchange for the Selling Fund’s assets shall be determined by multiplying the shares outstanding of the class of the Selling Fund by the ratio computed by dividing the net asset value per share of the Selling Fund attributable to such class by the net asset value per share of the respective class of the Acquiring Fund determined in accordance with paragraphs 2.1 and 2.2.  Holders ofshares of the Selling Fund on the Valuation Date will receive Class A of the Acquiring Fund.

2.4           CALCULATION OF VALUE.  All computations of value of Selling Fund shares shall be made by Investors Bank & Trust Company in accordance with its regular practice in pricing the shares and assets of the Selling Fund.  All computations of value of Acquiring Fund shares shall be made by State Street Bank and Trust Company in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund.  No adjustment shall be made in the net asset value of either the Selling Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

ARTICLE III

CLOSING AND CLOSING DATE

3.1           CLOSING DATE.  The closing of the Reorganization (the “Closing”) shall take place on or about May 18, 2007 or such other date as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided.  The Closing shall be held as of 9:00 a.m. Eastern time at the offices of the Evergreen Funds, 200 Berkeley Street, Boston, MA 02116, or at such other time and/or place as the parties may agree.

3.2           EFFECT OF SUSPENSION IN TRADING.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.3           TRANSFER AGENT’S CERTIFICATE.  The Selling Fund will cause Evergreen Service Company, LLC, as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares of the Selling Fund owned by the such shareholder immediately prior to the Closing.  Evergreen Service Company, LLC, as transfer agent for the Acquiring Fund, shall deliver at the Closing a certificate as to the opening on the Acquiring Fund’s share transfer books of accounts in the names of the Selling Fund Shareholders.  The Acquiring Fund shall issue and deliver or cause Evergreen Service Company, LLC to issue and deliver to the Secretary of the Selling Fund Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund’s account on the books of the Acquiring Fund.  At the Closing, the party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1           REPRESENTATIONS OF THE SELLING FUND.  The Selling Fund represents and warrants to the Acquiring Fund as follows:

(a)           The Selling Fund is a separate investment series of a statutory trust, duly established and validly existing, and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Selling Fund.  The Selling Fund Trust, on behalf of the Selling Fund, has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to perform its obligations under this Agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)           The Selling Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open‑end type, and the Selling Fund Trust’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), has not been revoked or rescinded and is in full force and effect.

(c)           The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Selling Fund is not, and the execution, delivery, and performance of this Agreement by the Selling Fund Trust on behalf of the Selling Fund (subject to approval of the Selling Fund’s shareholders) will not result, ina violation of any provision of the Selling Fund Trust’s Amended Declaration of Trust or Restated Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund Trust, on behalf of the Selling Fund, is a party or by which it or its assets are bound.

(e)           The Selling Fund Trust on behalf of the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof, or reflected in the Statement of Assets and Liabilities as provided in paragraph 7.2.  The Selling Fund is not party to any material contracts outstanding, other than as are disclosed in the Selling Fund Trust’s registration statement on Form N-1A.

(f)            Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which assert liability on the part of the Selling Fund.  Except as disclosed by the Selling Fund to the Acquiring Fund, the Selling Fund actually knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or the Selling Fund Trust’s ability to consummate the transactions contemplatedherein on behalf of the Selling Fund.

(g)           The audited financial statements of the Selling Fund at December 31, 2006 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein, and the statements of operations and changes in net assets included therein fairly reflect in all material respects the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.    Prior to the Closing Date, the Selling Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to December 31, 2006, whether or not incurred in the ordinary course of business.

(h)           Since December 31, 2006 there has not been any material adverse change in the Selling Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business), or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this subparagraph (h), a decline in the net asset valueofthe Selling Fund, the discharge of Selling Fund liabilities, or the redemption of Selling Fund shares by shareholders of the Selling Fund shall not constitute a material adverse change.

(i)            At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Selling Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Selling Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Selling Fund has not had any tax deficiency or liability asserted against it or investigation with respect thereto initiated by a governmental tax authority.

(j)            For the fiscal year of its operation and through the Closing Date, the Selling Fund currently meets and has met at all times since its inception the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(k)           All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non‑assessable by the Selling FundTrust.  All of the issued and outstanding shares of beneficial interest of the Selling Fund shall have been offered for sale and sold in conformity in all material respects with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Selling Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares inmaterial conformity with such laws. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund’s transfer agent as provided in paragraph 3.3.  The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor any security convertible into any of the Selling Fund shares.

(l)            At the Closing Date, the Selling FundTrust, on behalf of the Selling Fund, will have good and marketable title to the Selling Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions, liens or encumbrances on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(m)          The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling FundTrust, on behalf of the Selling Fund, and, subject to approval by the Selling Fund’s shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund Trust, on behalf of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)           The information furnished in writing by the Selling Fund to the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(o)           The Selling Fund has provided the Acquiring Fund with written information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the “Prospectus/Proxy Statement”), all of which was included in a Registration Statement on Form N-14 of the Acquiring Trust on behalf of the Acquiring Fund (the “Registration Statement”), in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby.   As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to the Selling Fund Trust or the Selling Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund to the Selling Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

(p)           No registration under the 1933 Act of any of the securities described in paragraph 1.2 would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Selling Fund, except as previously disclosed to the Acquiring Fund by the Selling Fund.

(q)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

(r)            The books and records of the Selling Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Selling Fund.

(s)           At the Closing Date, the Selling Fund will have sold such of its assets, if any, astheAcquiring Fund shall have advised the Selling Fund in writing are necessary to assure that, after giving effect to the acquisition of the assets of the Selling Fund pursuant to this Agreement, the Acquiring Fund will remain in compliance with such mandatory investment restrictions as are set forth in its registration statement on Form N-1A, as amended through the Closing Date.  Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any assets if, in the reasonable judgment of the Selling Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Selling Fund’s fiduciary duty to its shareholders.

4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund represents and warrants to the Selling Fund as follows:

(a)           The Acquiring Fund is a separate investment series of a statutory trust, duly authorized and validly existing and in good standing under the laws of the State of Delaware, qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund.  The of the Acquiring Fund and Acquiring Fund Trust has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement and has the trust power to carry out this agreement, to own all of its properties and assets, and to carry on its business as presently conducted.

(b)           The Acquiring Fund is a separate investment series of a Delaware statutory trust that is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act has not been revoked or rescinded and is in full force and effect.

(c)           The current prospectus, statement of additional information and registration statement on Form N-1A of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Acquiring Fund Trust’s Declaration of Trust or Amended and Restated By‑Laws (the “By-Laws”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it or its assets are bound.

(e)           Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which assert liability on the part of the Acquiring Fund.   Except as disclosed by the Acquiring Fund to the Selling Fund, the Acquiring Fund actually knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)            The audited financial statements of the Acquiring Fund at May 31, 2006 have been prepared in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein, and that statements of operations and changes in net assets included therein fairly reflect the results of its operations and changes in net assets for the periods covered thereby, in conformity with generally accepted accounting principles.

(g)           Since May 31, 2006 there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)           At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof.  At the Closing Date, Acquiring Fund will have adequately provided for any and all tax liabilities on its books.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, no assessment has been asserted with respect to such returns.  Acquiring Fund has not had any tax deficiency or liability asserted against it or question with respect thereto raised.

(i)            For the fiscal year of its operation and through the Closing Date, the Acquiring Fund currently meets and has met at all times since its inception the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(j)            All issued and outstanding Acquiring Fund Shares have been or will be offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), and are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non‑assessable.  The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(k)           The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)            The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly, legally,  and validly issued shares of the Acquiring Fund, and will be fully paid and non‑assessable and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof, and will be in compliance with all applicable federal and state securities laws.

(m)          The information furnished in writing by the Acquiring Fund to the Selling Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is and will be accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

(n)           As of the effective date of the Registration Statement, the date of the meeting of the shareholders of the Selling Fund and the Closing Date, the Prospectus/Proxy Statement and the Registration Statement including the documents contained or incorporated therein by reference, insofar as they relate to the Acquiring Fund Trust or the Acquiring Fund, (i) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading and (ii) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Prospectus/Proxy Statement made in reliance upon and in conformity with information furnishedinwriting by the Selling Fund to the Acquiring Fund for use in the Registration Statement or the Prospectus/Proxy Statement.

The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

5.1           OPERATION IN ORDINARY COURSE.  The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2           INVESTMENT REPRESENTATION.  The Selling Fund represents and warrants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.3           APPROVAL BY SHAREHOLDERS.  The Selling Fund Trust will call a meeting of the shareholders of the Selling Fund to act upon this Agreement and to take all other action reasonably necessary to obtain approval of the transactions contemplated herein.

5.4           ADDITIONAL INFORMATION.  The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of shares of the Selling Fund.

5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will the take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by the Selling Fund Trust’s President and Treasurer.

5.7           DISSOLUTION.  The Selling Fund agrees that the liquidation and dissolution of the Selling Fund will be effected in the manner provided in the Selling Fund Trust’s Amended Declaration of Trust in accordance with applicable law and that on and after the Closing Date, the Selling Fund shall not conduct any business except in connection with its liquidation and dissolution.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1           All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of the Acquiring Fund Trust, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request, including that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to the of such dates.

6.2           The Selling Fund shall have received on the Closing Date an opinion from Richards, Layton & Finger, counsel to the Acquiring Fund, or Delaware counsel reasonably acceptable to the officers of the Selling Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Fund, covering the following points:

(a)           The Acquiring Fund is a separate investment series of the Acquiring Fund Trust, a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all its properties and to carry on its business as presently conducted;

(b)           the Acquiring Fund Shares to beissuedand delivered to the Selling Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by the Acquiring Fund Trust and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof;

(c)           this Agreement has been duly authorized, executed and delivered by Acquiring Fund Trust on behalf of the Acquiring Fund and, assuming that the current prospectus of the Acquiring Fund, the Registration Statement and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by the Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Acquiring Fund Trust on behalf of the Acquiring Fund, enforceable against the Acquiring Fund Trust in accordance with its terms;

(d)           the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which the Acquiring Fund Trust or the Acquiring Fund is a party or by which it is bound;

(e)           no consent, approval, authorization or order of any court or governmental authority is required for the consummation by Acquiring Fund Trust on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and

(f)            the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act.

Such opinion shall contain such assumptions and limitations as shall be in the opinion of Richards, Layton & Finger or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 6.2, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

6.3           That the Acquiring Fund Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Fund an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Selling Fund existing at the Valuation Date in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

6.4           That all actions taken by Acquiring Fund Trust on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Selling Fund and its counsel.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of the Selling Fund Trust, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request, including that the Selling Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied under this Agreement at or prior to each of such dates.

7.2           The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund’s assets and liabilities, with values determined as provided in Article II of this Agreement, together with a list of the Selling Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Fund Trust, together with any such other evidence as to such tax cost as the Acquiring  Fund may reasonably request.

7.3           The Acquiring Fund shall have received on the Closing Date an opinion from Richards, Layton & Finger, counsel to the Acquiring Fund, or Delaware counsel reasonably acceptable to the officers of the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

(a)           The Selling Fund is a separate investment series of the Selling Fund Trust, a Delaware statutory trust, duly formed and validly existing under the laws of the State of Delaware and has the requisite trust power to own all of its properties and to carry on its business as presently conducted.

(b)           This Agreement has been duly authorized, executed and delivered by the Selling Fund Trust on behalf of the Selling Fund and, assuming that the Registration Statement, the Selling Fund’s then current prospectus, and the Prospectus/Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by Selling Fund Trust on behalf of the Selling Fund, is a valid and binding obligation of the Selling Fund Trust on behalf of the Selling Fund;

(c)           The Selling Fund Trust, on behalf of the Selling Fund, has the trust power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, including the performance by the Selling Fund Trust on behalf of the Selling Fund of all of its obligations under Article 1 of the Agreement, the Trust on behalf of the Selling Fund will have duly sold, assigned, conveyed, transferred and delivered to the Acquiring Fund Trust on behalf of the Acquiring Fund the assets contemplated by the Agreement to be sold, assigned, conveyed, transferred and delivered;

(d)           The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Amended Declaration of Trust or Restated Bylaws or any provision of any agreement known to such counsel to which the Selling Fund Trust or the Selling Fund is a party or by which it is bound; and

(e)           to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Selling Fund Trust on behalf of the Selling Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

(f)            Such counsel does not know of any legal or governmental proceedings relating to the Selling Fund Trust of the Selling Fund existing on or before the date of mailing of the Prospectus/Proxy Statement referred to in paragraph 4.1(o) or the Closing Date required to be described in the Registration Statement which are not described as required.

Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Richards, Layton & Finger or such other counsel appropriate to render the opinions expressed therein.

In this paragraph 7.3, references to the Prospectus/Proxy Statement include and relate to only the text of such Prospectus/Proxy Statement and not to any exhibits or attachments thereto or to any documents incorporated by reference therein.

7.4           That the Selling Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Selling Fund held or maintained by such custodian as of the Valuation Date.

7.5           That the Selling Fund’s transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Selling Fund in the possession of such transfer agent as of the Closing Date, (ii) a certificate setting forth the number of shares of the class of the Selling Fund outstanding as of the Valuation Date, and (iii) the name and address of the holder of record of any shares of the Selling Fund and the number of shares held of record by the such shareholder.

7.6           That all actions taken by the Selling Fund Trust on behalf of the Selling Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

7.7           That the assets of the Selling Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in its registration statement in effect on the Closing Date, may not properly acquire.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING

FUND AND THE SELLING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, either party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law, the provisions of the Selling Fund Trust’s Amended Declaration of Trust, Restated Bylaws, and the Prospectus/Proxy Statement and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained.

8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Selling Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Selling Fund Shareholders all of the Selling Fund’s (i) net investment company taxable income (computed without regard to any deduction for dividends paid) and any net tax exempt income, the for all taxable periods ending on or prior to the Closing Date and (ii) all of the net capital gains realized in all taxable periods ending on or prior to the Closing Date (after reduction for any capital loss carry forward).

8.6           The parties shall have received a favorable opinion of Ropes & Gray LLP addressed to the Acquiring Fund and the Selling Fund substantially to the effect that, although not free from doubt, for federal income tax purposes:

(a)           The transfer of all of the Selling Fund assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares pro rata to the Selling Fund Shareholders in liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will the be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(b)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund.

(c)           No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund (other than with respect to transferred assets as to which gain or loss is required to be recognized at taxable year end) or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

(d)           No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund.

(e)           The aggregate tax basis for the Acquiring Fund Shares received by the Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares received by the Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

(f)            The tax basis of the Selling Fund assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

(g)           The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

Ropes & Gray LLP will express no view with respect to the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles.

The opinion will be based on certain factual certifications made by officers of the Selling Fund and the Acquiring Fund and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent.  The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.

Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.6.

8.7           The Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund, in form and substance satisfactory to the Acquiring Fund, to the effect that:

(a)           They are independent certified public accountants with respect to the Selling Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Pro Forma Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Selling Fund;

(c)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the pro forma financial statements that are included in the Registration Statement and Prospectus/Proxy Statement agree to the underlying accounting records of the Acquiring Fund and the Selling Fund or with written estimates provided by the Fund’s management, and were found to be mathematically correct; and

(d)           On the basis of limited procedures agreed upon by the Acquiring Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Selling Fund or with written estimates by the Selling Fund’s management and were found to be mathematically correct.

In addition, unless waived by the Acquiring Fund, the Acquiring Fund shall have received from KPMG LLP a letter addressed to the Acquiring Fund dated on the Closing Date, in form and substance satisfactory to the Acquiring Fund, to the effect that on the basis of limited procedures agreed upon by the Acquiring Fund (but not an examination in accordance with generally accepted auditing standards), the net asset value per share of theSelling Fund as ofthe Valuation Date was computed and the valuation of the portfolio was consistent with the valuation practices of the Acquiring Fund.

8.8           The Selling Fund shall have received from KPMG LLP a letter addressed to the Selling Fund, in form and substance satisfactory to the Selling Fund, to the effect that:

(a)           They are independent certified public accountants with respect to the Acquiring Fund within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;

(b)           They had performed limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards) which consisted of a reading of any unaudited pro forma financial statements included in the Registration Statement and Prospectus/Proxy Statement, and making inquiries of appropriate officials of the Acquiring Fund Trust and of the Selling Fund Trust responsible for financial and accounting matters whether such unaudited pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder;

(c)           On the basis of limited procedures agreed upon by the Selling Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), the Pro Forma Capitalization Table appearing in the Registration Statement and Prospectus/Proxy Statement has been obtained from and is consistent with the accounting records of the Acquiring Fund; and

(d)           On the basis of limited procedures agreed upon by the Selling Fund (but not an examination in accordance with generally accepted auditing standards), the data utilized in the calculations of the pro forma expense ratios appearing in the Registration Statement and Prospectus/Proxy Statement agree with underlying accounting records of the Acquiring Fund or with written estimates by the Acquiring Fund’s management and were found to be mathematically correct.

                8.9           That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

                                                                             ARTICLE IX

                                                                                              EXPENSES

9.1           Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by EIMC or one of its affiliates.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in the state in which the Selling Fund Shareholders are resident as of the date of the mailing of the Prospectus/Proxy Statement to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) solicitation costs of the transaction.  Notwithstanding the foregoing, the Acquiring Fund shall pay its own federal and state registration fees, and the of the Selling Fund and Acquiring Fund will bear its own brokerage and other similar expenses in connection with the Reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1         The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2         The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1         This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund.  In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(a)           Of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

(b)           A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2         In the event of any such termination, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, the Acquiring Fund Trust, the Selling Fund Trust, or the respective Trustees or officers, to the other party, but the shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement to the extent provided in paragraph 9.1.

ARTICLE XII

AMENDMENTS

12.1         This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Selling Fund and the Acquiring Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.

12.2         Each of the Selling Fund and the Acquiring Fund, after consultation with counsel and by consent of the Trustees of the Selling Fund, or the Trustees of the Acquiring Fund Trust, on behalf of the Acquiring Fund, as the case may be, on its behalf or an officer authorized by such Trustees, may waive any condition to their respective obligations hereunder.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

13.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5         Each of the Acquiring Fund and the Selling Fund represents that there is no person who has dealt with it or either the Selling Fund Trust or the Acquiring Fund Trust who by reason of such dealings is entitled to any broker’s or finder’s or other similar fee or commission arising out of the transactions contemplated by this Agreement.

13.6         All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by the of the parties, notwithstanding an investigation made by them or on their behalf.

13.7.        This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by the party hereto.

13.8         With respect to both the Selling Fund Trust and the Acquiring Fund Trust, the names used herein refer respectively to the trust created and, as the case may be, the Trustees, as trustees but not individually or personally, acting from time to time under organizational documents filed in Delaware, which are hereby referred to and are also on file at the principal offices of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust.  The obligations of the Selling Fund Trust or of the Acquiring Fund Trust entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Selling Fund Trust or the Acquiring Fund Trust, as the case may be, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Selling Fund Trust or, as the case may be, the Acquiring Fund Trust personally, but bind only the trust property, and all persons dealing with the Selling Fund or the Acquiring Fund must look solely to the trust property belonging to the Selling Fund or, as the case may be, the Acquiring Fund for the enforcement of any claims against the Selling Fund or, as the case may be, the Acquiring Fund.

                13.9         Any and all obligations or liabilities arising under or in respect of this Agreement shall be those of the Selling Fund or the Acquiring Fund, as the case may be, and shall not otherwise be obligations or liabilities of the Selling Fund Trust or the Acquiring Fund Trust, and, for clarity, under no circumstances will any other series of the Selling Fund Trust or the Acquiring Fund Trust have any obligation or liability under or in respect of this Agreement or the transactions contemplated hereby.

                IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

EVERGREEN MUNICIPAL TRUST ON BEHALF OF EVERGREEN MUNICIPAL BOND FUND

By: ./s/ Maureen E. Towle

Name:     Maureen E. Towle

Title:       Authorized Officer

ATLAS FUNDS ON BEHALF OF ATLAS NATIONAL MUNICIPAL BOND FUND

By: /s/ Lezlie Iannone

Name:     Lezlie Iannone

Title:       Authorized Officer

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

Solely for the purposes of Article 9.1 of the Agreement,

By: /s/ Christopher P. Conkey

Name: Christopher P. Conkey

Title: Authorized Officer

EXHIBIT B

COMPARISON OF THE ATLAS FUND'S AND THE EVERGREEN FUND'S

FUNDAMENTAL INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS - ATLAS FUND

    The Atlas Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus.  With respect to the Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that no Fund may:

    (1)  Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if with respect to 75% of the Fund's assets, as a result, more than 5% of the value of such assets of the Fund would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

    (2)  Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would equal or exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal obligations (with respect to the Municipal Funds); and (ii) obligations of the United States Government, its agencies or instrumentalities, any industry in which the S&P 500 Index may become concentrated but only to the same degree and during the same period as the index. For purposes of this policy, the Funds have adopted the industry classifications set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

    (3)  Purchase securities subject to legal or contractual restrictions preventing their ready disposition; or enter into repurchase agreements or purchase time deposits maturing in more than seven days or acquire other illiquid assets if, immediately after and as a result, the value of illiquid assets held by a Fund would exceed, in the aggregate, 10% of the value of the Fund's net assets.

    (4)  Invest in securities of a company which, together with any predecessor, has been in operation for less than three years if more than 5% of the Fund's total assets would then be invested in such securities; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.

    (5)  Invest in companies for the purpose of exercising control or management.

    (6)  Purchase or sell real estate or real estate limited partnership interests; provided that a Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (7)  Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Bond Funds may purchase and sell interest rate futures contracts and related options.

    (8)  Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing.  For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement, and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities and options on indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

    (9)  Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options.

    (10) Engage in the business of underwriting securities issued by others, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting.

    (11) Participate on a joint or a joint and several basis in any trading account in securities.  (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of Atlas Advisers or a Sub-Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

    (12) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Fund may enter into repurchase agreements and may make loans of portfolio securities.

    (13) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers) of the Fund or of the Trust.

    (14) Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors or officers of the Trust or Atlas Advisers individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own  beneficially more than 5% of such securities.

    (15) Borrow money, except from banks for temporary or emergency purposes, in excess of 33-1/3% of the value of a Fund's total assets. A Fund will not purchase securities if such borrowings are outstanding in excess of 5% of the value of a Fund's total assets.  This restriction shall not prevent a Bond Fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets.  In the event that the asset coverage for a Fund's borrowings falls below 300%, a Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. To do so the Funds may have to do so at a disadvantageous time. The Funds may not borrow money for leverage purposes, which is borrowing money to purchase portfolio securities.

    (16) Knowingly purchase securities of other registered management investment companies, except that a Fund may acquire such securities: (i) if not more than 10% of the Fund's assets shall be invested in such securities; or (ii) in connection with a merger, acquisition or consolidation with such a company.

    (17) Issue senior securities, as defined in the 1940 Act, except that, this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

    (18) Conduct its investment program in a manner inconsistent with prudent investment management.

     The Fund may also exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. The Fund will include the original cost of the securities so acquired in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus.  As a diversified Fund, the Atlas Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company.  If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of the Fund's investment policies or restrictions.

    The Atlas Funds Trust may make commitments more restrictive than the restrictions listed above with respect to the Fund so as to permit the sale of shares of the Fund in certain states.

    The Atlas Funds Trust has adopted a non-fundamental policy that prohibits the Fund from acquiring any securities of other open-end investment companies or registered unit investment trusts in reliance on subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

FUNDAMENTAL INVESTMENT RESTRICTIONS - EVERGREEN FUND

The Evergreen Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

Diversification

The Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy:

To remain classified as a diversified investment company under the 1940 Act, the Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. These limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

2.  Concentration

The Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy:

The Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.  Issuing Senior Securities

Except as permitted under the 1940 Act, the Fund may not issue senior securities.

4.  Borrowing

The Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy:

Under the 1940 Act generally, the Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and the Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. The Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

5.  Underwriting

The Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

6.  Real Estate

                The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

7.  Commodities

The Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

8.  Lending

The Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy:

To generate income and offset expenses, the Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases and decreases in the market value of a security lent will affect the Fund and its shareholders.

When the Fund lends its securities, it will require the borrower to give the Fund collateral in cash or U.S. government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

STATEMENT OF ADDITIONAL INFORMATION

March 23, 2007

Relating to the

Acquisition of Assets of

ATLAS NATIONAL MUNICIPAL BOND FUND

A Series of

ATLAS FUNDS

794 Davis Street

San Leandro, California 94577

(800) 933.2852

By and In Exchange For Shares of

EVERGREEN MUNICIPAL BOND FUND

A Series of

EVERGREEN MUNICIPAL TRUST

This Statement of Additional Information relates to the proposed transfer of the assets and liabilities of Atlas National Municipal Bond Fund ("Atlas Fund"), a series of Atlas Funds, to Evergreen Municipal Bond Fund ("Evergreen Fund"), a series of Evergreen Municipal Trust, in exchange for Class A shares (to be issued to holders of Atlas Fund shares, of beneficial interest, $0.001 par value per share, of Municipal Bond Fund) (the "Merger").  This Statement of Additional Information contains information that may not be included in the Prospectus/Proxy Statement dated March 23, 2007, which relates to the Merger.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement dated March 23, 2007, for the special meeting of shareholders of Atlas National Municipal Bond Fund, to be held on May 4, 2007, into which this statement of additional information has been incorporated by reference.  A copy of the Prospectus/Proxy Statement, which has been filed with the Securities and Exchange Commission, may be obtained without charge by calling or writing to Evergreen Municipal Trust at the address and phone number set forth above.

This Statement of Additional Information consists of this cover page and the following described documents, each of which is either attached hereto or incorporated by reference herein:

(1)  The Statement of Additional Information of Atlas National Municipal Bond Fund dated April 30, 2006, as supplemented;

(2)  The Statement of Additional Information of Evergreen Municipal Bond Fund dated October 1, 2006, as amended February 5, 2007;

(3)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for the Atlas Funds, dated December 31, 2006 were filed with the Securities and Exchange Commission on March 3, 2007, File No. 811-05485 on Form N-CSR/A, accession no. 0001104659-07-015870, and are incorporated herein by reference;

(4)  The unaudited financial statements, including the notes to the financial statements, from the semi-annual report for Municipal Bond Fund, dated November 30, 2006, were filed with the Securities and Exchange Commission on January 31, 2007, File No. 811-08367, on Form N-CSR, accession no. 0001379491-07-000011;

(5)  The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm, KPMG LLP, thereon from the annual report for Municipal Bond Fund, dated May 31, 2006, restated January 25, 2007, were filed with the Securities and Exchange Commission on January 29, 2007, File No. 811-08367, on Form N-CSR, accession no. 0001379491-07-000003; and

(6)  The unaudited pro forma financial statements as of November 30, 2006.

The date of this Statement of Additional Information is March 23, 2007.

STATEMENT OF ADDITIONAL INFORMATION

ATLAS NATIONAL MUNICIPAL BOND FUND

Supplement dated November 20, 2006, to

Prospectus and Statement of Additional Information dated April 30, 2006

At a meeting held on November 14, 2006, the Atlas Funds’ Board of Trustees (Board) unanimously approved proposed reorganizations for certain of the Atlas Funds (each a “Merger”), approved liquidations for two of the Atlas money market funds, and approved a new investment advisory agreement to replace the interim advisory agreement. Details of each Board action are outlined below.

Mergers

The Board unanimously approved a number of proposed Mergers as being in the best interests of fund shareholders, and has directed that the Mergers be presented to fund shareholders for consideration and approval at a special shareholders meeting. The proposed Mergers provide for the acquisition of the following funds by the respective Acquiring Funds listed opposite of them in the table below:

                                                                                                                                      Proposed Mergers

Acquired Atlas Fund	Acquiring Fund
Atlas Strategic Growth Fund	Evergreen Large Cap Equity Fund
Atlas Growth Opportunities Fund	Evergreen Large Cap Equity Fund
Atlas S&P 500 Index Fund	Evergreen Equity Index Fund
Atlas Emerging Growth Fund	Evergreen Small-Mid Growth Fund
Atlas Value Fund	Evergreen Disciplined Value Fund
Atlas Dual Focus Fund	Evergreen Disciplined Value Fund
Atlas Independence Flagship Fund	Evergreen Envision Growth and Income Fund
Atlas Independence Star Spangled Fund	Evergreen Envision Growth Fund
Atlas Independence Eagle Bond Fund	Evergreen Envision Income Fund
Atlas American Enterprise Bond Fund	Evergreen Core Bond Fund
Atlas U.S. Government and Mortgage Securities Fund	Evergreen U.S. Government Fund
Atlas California Municipal Bond Fund	Evergreen California Municipal Bond Fund
Atlas National Municipal Bond Fund	Evergreen Municipal Bond Fund
Atlas Global Growth Fund	Evergreen Intrinsic World Equity Fund
Atlas Strategic Income Fund	Oppenheimer Strategic Income Fund

As a result of each Merger, shareholders will receive new Class A shares in the corresponding Acquiring Fund in an amount equal to the value of their Acquired Atlas Fund shares. Although the number of shares that shareholders hold may change, the total value of their investment at that time will not change as a result of any of the Mergers.

It is expected that each Merger will be a non-taxable event for shareholders for federal income tax purposes. Fund shareholders will not incur any sales loads or similar transaction charges or bear any of the costs associated with each Merger.

Each Merger is subject to approval by fund shareholders. Proxy materials describing the proposed Mergers and a prospectus describing the Acquiring Funds are expected to be mailed in late December 2006. The proxy materials will also confirm the date, time and location of the special shareholders meeting. If approved by shareholders, the Mergers are expected to occur during May 2007. Prior to each Merger, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in the funds’ Prospectus.

Money Fund Liquidations

The Board voted to liquidate the Atlas California Municipal Money Fund and the Atlas Money Market Fund (“the Money Funds”) on or about March 30, 2007. Shareholders may exchange their Money Fund shares for shares of any other Atlas Fund, as described in the Prospectus and/or redeem their shares and receive the net asset value thereof, prior to the liquidation. Any remaining shareholders of the Money Funds on the date of liquidation will receive a distribution of their account proceeds, including any accrued dividends, in complete redemption of their shares. The liquidations are not expected to generate taxable gains or losses for shareholders.

New Investment Advisory Agreement

The Board of Atlas Funds approved a new investment advisory agreement (“Advisory Agreement”) between Atlas Funds and Atlas Advisers and recommended its approval to shareholders. The Advisory Agreement has terms substantially similar to the funds’ current interim investment advisory agreement which is scheduled to expire on February 27, 2007, and would provide for the continuing management of each fund until its Merger (if approved by shareholders) or liquidation. Fund shareholders will be asked to consider and vote on the new Advisory Agreement at the same special shareholder meeting at which the Merger proposals will be considered. The proxy materials relating to the proposed Mergers will also describe the proposed new Advisory Agreement in greater detail.

The Expense Example for the S&P 500 Index Fund on page 6 of the Prospectus is replaced with the following:

EXPENSE EXAMPLE:Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$88	$274	$477	$1,061

The Expense Example for the American Enterprise Bond Fund on page 9 of the Prospectus is replaced with the following:

EXPENSE EXAMPLE:Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$107	$334	$579	$1,283

The Expense Example for the California Municipal Money Fund on page 14 of the Prospectus is replaced with the following:

EXPENSE EXAMPLE:Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$94	$293	$509	$1,131

The Expense Example for the Money Market Fund on page 15 of the Prospectus is replaced with the following:

EXPENSE EXAMPLE:Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 Year	3 Years	5 Years	10 Years
$98	$306	$531	$1,178

Atlas Funds

Supplement dated October 11, 2006, to

Statement of Additional Information dated April 30, 2006

Effective September 15, 2006, KPMG LLP became the Trust’s independent registered public accounting firm.

On May 11, 2006 the Atlas Funds Board of Trustees (Board) approved a number of changes for the Atlas Balanced Fund and the Atlas Value Fund.  The Board approved a change in investment strategy for the Atlas Balanced Fund as well as a name change for that fund from the Atlas Balanced Fund to the Atlas Dual Focus Fund to better reflect the change in its investment strategy.  Pursuant to Atlas Funds’ manager of managers exemptive order issued by the Securities and Exchange Commission on September 16, 2004, the Board also approved the appointment of Fund Asset Management, L.P. (FAM) to replace New York Life Investment Management LLC (NYLIM), as Sub-Adviser to the Dual Focus Fund (formerly Atlas Balanced Fund).  The Board also approved FAM to replace Hotchkis and Wiley Capital Management LLC (HWCM), as Sub-Adviser to the Atlas Value Fund.

On September 29, 2006, the asset management business of Merrill Lynch Investment Managers, L.P. and its affiliates (MLIM) combined with that of BlackRock, Inc. (BlackRock) to form a new asset management company. The combined company will operate under the BlackRock brand and retain the BlackRock name.  As a result of the transaction, BlackRock Investment Management, LLC, an indirect wholly owned subsidiary of BlackRock, became the Sub-Adviser of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund), and the Atlas Value Fund.

Beginning on page 16 of the Statement of Additional Information, Paragraph 1 of the section titled “Foreign Securities” is replaced with the following:

The American Enterprise Bond Fund, the Strategic Income Fund and each Stock Fund (other than the S&P 500 Index Fund) may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States.  These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad.  The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Dual Focus Fund (formerly Atlas Balanced Fund), the Global Growth Fund, and the Emerging Growth Fund, will invest in excess of 15% of its assets in foreign securities.  The Global Growth Fund normally invests a substantial portion of its assets in foreign securities.  The Dual Focus Fund (formerly Atlas Balanced Fund) and Emerging Growth Fund may invest up to 25% of their assets in foreign securities.

In the “Trustees and Officers” section beginning on page 41 please remove all references to Barbara A. Bond who, effective August 14, 2006, resigned from the Board of Trustees of Atlas Funds and all related Board Committees. David M. Laney has replaced Ms. Bond as Chair of the Audit Committee.

On page 46 of the Statement of Additional Information, the section titled “Code of Ethics” is replaced with the following:

The Trust, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Barclays Global Fund Advisors, Boston Safe Advisors, Inc., BlackRock Investment Management, LLC, OppenheimerFunds, Inc., Renaissance Investment Management and Turner Investment Partners, Inc., also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Trust. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the Funds subject to certain pre-clearance, reporting and other requirements.

The first paragraph on page 48 of the Statement of Additional Information, in the section titled “CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES” has been deleted.

On page 48 of the Statement of Additional Information, the first paragraph of the page, in the section titled “INVESTMENT ADVISORY AND OTHER SERVICES” is replaced with the following:

The Adviser, a wholly owned subsidiary of Wachovia Corporation, serves as the investment adviser to the Trust. Wachovia Corporation is a New York Stock Exchange listed bank holding company headquartered in North Carolina.

On page 50 of the Statement of Additional Information, the last paragraph and chart, in the section titled “INVESTMENT ADVISORY AND OTHER SERVICES” is replaced with the following:

Effective July 31, 2006, Fund Asset Management, Inc., (FAM) became the new investment Sub-Adviser to the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) and the Atlas Value Fund.  As a result of the merger with FAM, BlackRock Investment Management, LLC is now the Sub-Adviser for Atlas Dual Focus Fund and Atlas Value Fund.  Effective October 20, 2004, Renaissance Investment Management is the Sub-Adviser to the Atlas Strategic Growth Fund. Effective December 1, 2004, Boston Safe Advisors, Inc. is the Sub-Adviser to the Atlas Money Market Fund. Effective March 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas U.S. Government and Mortgage Securities Fund. Effective July 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas American Enterprise Bond Fund. As compensation for the services rendered under each sub-advisory agreement, the Adviser pays each Sub-Adviser a fee at an annual rate equal to the following percentages:

Fund	Annual Sub-Advisory Fee
Atlas Dual Focus Fund (formerly Atlas Balanced Fund)	.35% on daily net assets
Atlas Value Fund	.45% on the first $75 million in assets .40% on the next $225 million in assets .375% over $300 million in assets
Atlas Strategic Growth Fund	.35% on the first $75 million in assets .25% over $75 million in assets
Atlas Money Market Fund	.10% on daily net assets
Atlas U.S. Government and Mortgage Securities Fund	.30% on the first $50 million in assets .20% on the next $50 million in assets .12% over $100 million in assets
Atlas American Enterprise Bond Fund	.18% on daily net assets

Beginning on page 52 of the Statement of Additional Information, the disclosure under HWCM and the disclosure under NYLIM in the section titled “Sub-Advisers” is replaced with the following:

BlackRockInvestment Management, LLC serves as Sub-Adviser to the Trust with respect to the Dual Focus Fund (formerly Atlas Balanced Fund) and Value Fund pursuant to a Sub-Advisory Agreement dated October 1, 2006. The Adviser pays for its portfolio management services out of the management fees the Adviser receives from those Funds.

Robert M. Shearer is responsible for the day-to-day management of the Dual Focus Fund (formerly Atlas Balanced Fund). Robert C. Doll, Jr. is responsible for the day-to-day management of the Value Fund.  Messrs. Shearer and Doll are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
Robert M. Shearer	3	$1,221,877,087	0	$0	0	$0
Robert C. Doll, Jr.	18	$10,740,756,132	9	$8,282,799,183	7	$997,089,140

The information in the above table for Messrs. Shearer and Doll is as of April 30, 2006.

None of the accounts listed above have advisory fees based on performance of the account.

Portfolio Manager Compensation Overview

The portfolio manager compensation program of BlackRock, Inc. and its affiliates (“BlackRock”) is critical to BlackRock’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Compensation Program

The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary

Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation

BlackRockbelieves that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

BlackRock'sformulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5-years, performance periods will reflect time in position. For these purposes, the investment performance of the Dual Focus Fund and the Value Fund will be compared to the Lipper Equity Income Funds classification and the Lipper Multi-Cap Value classification, respectively. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.  Cash Bonus

Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

Stock Bonus

A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the BlackRock's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the BlackRock's performance. Portfolio managers, therefore, have a direct incentive to protect the BlackRock's reputation for integrity.

Other Compensation Programs

Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

Other Benefits

Portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

As of April 30, 2006, Messrs. Shearer and Doll did not beneficially own any shares of the Atlas Funds they manage.

Beginning on page 62 of the Statement of Additional Information, Paragraphs 5 and 6 of the section titled “Investment Adviser to the Master Portfolio” are replaced with the following:

S. Jane Leung and Patrick O’Connor are responsible for the day-to-day management of the Master Portfolio. The portfolio managers are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed
S. Jane Leung	113	$189,983,600,000	1	$148,500,000	5	$100,000
Patrick O’Connor	96	$156,418,400,000	1	$173,800,000	6	$9,010,800,000

The information in the above table for Ms. Leung is as of June 30, 2006. The information in the above table for Mr. O’Connor is as of December 31, 2005.

On page 64 of the Statement of Additional Information, Paragraph twelve of the section titled “Investment Adviser to the Master Portfolio” is replaced with the following:

As of June 30, 2006, S. Jane Leung did not beneficially own any shares of the S&P 500 Index Master Portfolio. As of December 31, 2005, Patrick O’Connor did not beneficially own any shares of the S&P 500 Index Master Portfolio.

On page 64 of the Statement of Additional Information the section titled “Independent Registered Public Accounting Firm” is replaced with the following:

The Trust’s Board of Trustees has appointed KPMG LLP as the Trust’s independent registered accounting firm for the fiscal year ending December 31, 2006, subject to satisfactory negotiation of engagement.  KPMG LLP will conduct an annual audit of the Trust, and KPMG LLP Tax Services will prepare each Fund’s federal and state income tax returns.

On page 69 of the Statement of Additional Information, Paragraph (iii) of the section titled “Disclosure of Portfolio Holdings” is replaced with the following:

(iii) The Funds’ independent registered public accounting firm, in connection with the provisions of services related to the audit of the Funds’ financial statements and certain non-audit services.

On page 79 of the Statement of Additional Information, the section titled “UNDERWRITERS”

The Trust has entered into a Principal Underwriting Agreement with the Distributor, 794 Davis Street, San Leandro, California, which serves as the sole underwriter and Distributor, on a continuous basis of each Fund's shares.  The Distributor, like the Adviser, is a wholly-owned subsidiary of Wachovia Corporation.

ATLAS FUNDS

STATEMENT OF ADDITIONAL INFORMATION

794 Davis Street

San Leandro, California 94577

1-800-933-ATLAS (1-800-933-2852)

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2006

    This Statement of Additional Information ("SAI"), which may be amended from time to time, concerning Atlas Funds (the "Trust") is not a Prospectus for the Trust.  This Statement supplements the Prospectus dated April 30, 2006 and investors should read it in conjunction with that Prospectus.  The Trust’s audited financial statements and financial highlights appearing in the 2005 Annual Report to Shareholders are incorporated by reference into this Statement.  A copy of the Prospectus, which may be amended from time to time, and Annual Report are available without charge by writing or calling the Trust at the address or telephone number printed above.

FUND HISTORY

    The Atlas Funds (the "Funds") were first registered on November 19, 1987 as a Maryland Corporation under the name "Golden West Investment Company, Inc." On January 10, 1990, the U.S. Securities and Exchange Commission (“SEC”) declared effective the first five separate series of shares for public offering. On December 21, 1991, it changed its name to "Atlas Assets, Inc." On February 27, 2004, the Funds reorganized into a Delaware Statutory Trust and changed its name to its current name “Atlas Funds.

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

    The Trust is an open-end, management investment company.  The investment objectives and policies of each of the Funds are described in the Prospectus.  Supplemental information about those policies is set forth below.  Certain capitalized terms used in this Statement are defined in the Prospectus. The S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the S&P 500 Index Master Portfolio ("Master Portfolio") of Master Investment Portfolio ("Master Portfolio Trust"). References to the investments and investment policies of the S&P 500 Index Fund, unless otherwise indicated, should be understood as references to the investments and investment policies of the Master Portfolio.

    Each Fund, with the exception of the Independence Eagle Bond Fund, the Independence Flagship Fund, the Independence Star Spangled Fund (the “Atlas Independence Portfolios”), the California Municipal Money Fund and the California Municipal Bond Fund (the "California Funds"), is "diversified."  This means that, with respect to at least 75% of a Fund's total assets, it will limit its purchases of the securities of a single issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other registered investment companies) to no more than 5% of total assets and no more than 10% of the issuer's outstanding voting securities.

     The Atlas Independence Portfolios and the California Funds are classified as "non-diversified" under the Investment Company Act of 1940, as amended (the “1940 Act”) due to the limited number of securities available to meet their investment objectives.  This means they are not limited in the proportion of their respective assets that may be invested in the obligations of a single issue or issuer.  Each of these funds will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned by each Fund to each investor.  These Funds may assume large positions in the obligations of a small number of issuers which may cause the Fund's share price to fluctuate to a greater extent than share prices of funds holding more diversified portfolios.

Investment Risks - Strategic Income Fund.

    With the exception of U.S. Government Securities, the debt securities the Strategic Income Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.  Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds.  Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities.  An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value.  In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities.  Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset value.  Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

Special Risks -Junk Bonds.

     In seeking high current income, the Strategic Income Fund may invest in higher-yielding, lower-rated debt securities ("junk bonds").  There is no restriction on the amount of the Fund's assets that could be invested in these types of securities.  The American Enterprise Bond, Global Growth, and Emerging Growth Funds may also invest in lower-rated securities, but to a much more limited extent. The remaining stock and bond funds may invest only in "investment grade" debt securities within the four highest rating quality grades such as Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB), or their equivalent, at the time of purchase. Lower-rated debt securities are those rated below investment grade, such as debt securities that have a rating lower than "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P").  These securities may be rated as low as "C" or "D" or may be in default at the time of purchase. The portfolio managers do not rely solely on ratings of securities by rating agencies when selecting investments for a Fund, but evaluate other economic and business factors as well.  The Funds may invest in unrated securities that the portfolio managers believe offer yields and risks comparable to rated securities.

     These risks mean that a Fund may not achieve the expected income from lower-grade securities, and that a Fund's net asset value per share may be affected by declines in value of these securities.  The Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced.

     Risks of high yield securities may include:

- limited liquidity and secondary market support;

- substantial market price volatility resulting from changes in prevailing interest rates;

- subordination to the prior claims of banks and other senior lenders;

- the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause a Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities;

- the possibility that earnings of the issuer may be insufficient to meet its debt service; and

theissuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell.  A decline is also likely in the high yield bond market during an economic downturn.  An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

Derivative Investments.

     The Strategic Income Fund, the American Enterprise Bond Fund, the S&P 500 Index Fund, and the Emerging Growth Fund invest in a number of different kinds of derivative investments.  The Funds may use some types of derivatives for hedging or diversification purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency.

     In addition to the risk that the company issuing the instrument might not pay the amount due on the maturity of the instrument, there is also the risk that the underlying investment or security might not perform the way the portfolio manager expected it to perform.  The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad.  All of these risks can mean that a Fund will realize less income than expected from its investments, which will affect the Fund's share price. Certain derivative investments held by a Fund may trade in the over-the-counter markets and may be illiquid.  If that is the case, the Fund's investment in them will be limited.

     One type of derivative the Funds may invest in is an "index-linked" or "commodity-linked" note.  Principal and/or interest payments on such a note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note.  Another derivative investment a Fund may invest in is a currency-indexed security.  These are typically short-term or intermediate-term debt securities.  Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index.  In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements.  This variety of index security offers the potential for greater income but at a greater risk of loss.

     Other derivative investments the Funds may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer.  At maturity, such debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity.  In either case, there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected). The Funds are not restricted to investing in the derivative investments described in the foregoing paragraphs, and may invest in other derivative investments as they become available.

     The S&P 500 Index Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the S&P 500 Index Fund: (ii) the purchase of a futures contract when the S&P 500 Index Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the S&P 500 Index Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the S&P 500 Index Fund purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

U.S. Government and Mortgage Securities.

     The U.S. Government and Mortgage Securities Fund invests substantially in mortgage-backed securities issued by FNMA, GNMA and FHLMC.  Mortgage-backed securities are backed by a pool of mortgage loans and provide a monthly payment of principal and interest, which is passed through as payments are made on the underlying mortgages.  Additional payments may be made from unscheduled repayments of principal due to refinancing, sale or foreclosure of the underlying property.

     If interest rates decline, these prepayments tend to increase due to refinancing of mortgages.  Therefore, the average life, or effective maturity of mortgage-backed securities, is normally shorter than the typical 30-year maturity of the underlying mortgages.  Since the prepayment rate varies with market conditions, it is not possible to accurately anticipate what the average maturity of the portfolio will be.  The yield of the Fund will be affected by reinvestment of prepayments at higher or lower rates than the original investment.  Also, to the extent the Fund purchases mortgage securities at a premium, prepayments will result in some loss to the extent of the premium. Like other debt securities, mortgage related securities' values, including government related mortgage securities, fluctuate inversely in response to interest rates.

     Prompt payment of principal and interest on GNMA certificates is backed by the full faith and credit of the United States.  FNMA guaranteed pass-through certificates and FHLMC participation certificates are supported by the credit of the issuing agency.  The U.S. Government is not legally obligated to provide financial support to FNMA and FHLMC, but may do so in its discretion.

“Stripped” Mortgage-Related Securities.

The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund and the Strategic Income Fund may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips."Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. These Funds may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

Treasury Inflation-Protection Securities.

The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund and the Strategic Income Fund can buy U.S. Treasury securities, called “TIPS,” that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls semi-annually based on published changes to the Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Repurchase Agreements.

    Each Fund may engage in repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers.  Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Funds' holding period.  This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period.  The value of the underlying securities will be monitored by Atlas Advisers, Inc. (the “Adviser”) or by a Fund's Sub-Adviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest.

    A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights.  The Adviser, or the Sub-Adviser if applicable, acting under the supervision of the Board of Trustees, reviews, on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

    A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act. Investments by the Municipal Funds in repurchase agreements, if any, are limited by the restrictions on those Funds' investment in taxable instruments.

Exchange Traded Funds.

    The Funds, except the Atlas Independence Portfolios, may purchase shares of exchange-traded funds (“ETFs”), which are typically open-end investment companies or unit investment trusts, listed on a stock exchange. Typically, the Funds would purchase ETF shares as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the ETF’s portfolio at times when the Funds may not be able to buy those portfolio securities directly. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly than futures. In addition, ETF shares can be purchased for smaller sums and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.  Because most ETFs are investment companies, a Fund’s purchase of ETF shares generally are subject to the 3/5/10% limitations described in the “Investment Companies” section of this SAI.

     An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Reverse Repurchase Agreements.

    The Strategic Growth, Global Growth, and all of the Bond Funds may engage in reverse repurchase agreements, which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government Securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements. Under the 1940 Act, these agreements are considered borrowings by the Funds and are subject to the percentage limitations on borrowings and the same types of risks as described below under "Borrowing.”

When-Issued and Delayed Delivery Transactions.

    In order to secure yields or prices deemed advantageous at the time, all Funds may purchase or sell securities on a "when-issued" or “delayed delivery" basis. The Funds will not enter into such a transaction for the purpose of leverage.  In such transactions delivery of the securities occurs beyond the normal settlement periods (generally within two months but not more than 120 days), but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction.  To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable. While when-issued or delayed delivery securities may be sold prior to the settlement date, a Fund will purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

    At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis.

Due to fluctuations in the value of securities purchased on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.  Similarly, the sale of securities on a firm commitment basis can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

    When a Fund engages in when-issued or delayed transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous.  A Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount equal to the amount of its when-issued or firm commitment obligation. A Fund will limit these transactions to a value of no more than one-third of its assets.

    When-issued transactions and forward commitments allow a Fund a technique to use against anticipated changes in interest rates and prices.  For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices.  In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

Dollar Reverse Repurchase And Reverse Dollar Reverse Repurchase Agreements (Dollar-Rolls).

    The U.S. Government and Mortgage Securities Fund, the American Enterprise Bond Fund, the Strategic Income Fund and the Balanced Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities.  These agreements involve the purchase or sale by a Fund of securities that are substantially similar to those sold or purchased by that Fund upon the initiation of the transaction, as the case may be.  For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or Government Sponsored Enterprise, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations.  Dollar reverse repurchase agreements are subject to the same risks and restrictions as described above with respect to reverse repurchase agreements.  Reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.

Options on Securities, Indices and Currencies (All Bond and Stock Funds are Eligible to use the Following Options).

1.  Purchasing Put and Call Options on Securities and Currencies.

    By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security or currency to the writer of the option at a fixed strike price.  The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date.  In return for this right, the Fund pays the writer the current market price for the option (known as an option premium).

    A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.  If the option is allowed to expire, the Fund will lose the entire premium it paid.  If the Fund exercises the option, it completes the sale of the underlying security or currency at the strike price.  The Fund may also terminate a put option position by effecting a "closing transaction" (i.e. selling an option of the same series as the option previously purchased) in the secondary market at its current price, if a liquid secondary market exists.

     Put options may be used by a Fund to hedge against losses on sales of securities.  If securities prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its securities holdings.  However, option premiums tend to decrease over time as the expiration date nears.  Therefore, because of the cost of the option premium and transaction costs, the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium.  At the same time, because the maximum the Fund has at risk is option premium, purchasing put options offers potential profit from an increase in the value of the securities hedged.

    A Fund may also purchase options whether or not it holds such securities in its portfolio.  Buying a put option on an investment it does not own permits a Fund either to resell the put or buy the underlying investment and sell it at the exercise price.  The resale price of the put will vary inversely with the price of the underlying investment.  If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date.  In the event of a decline in the securities market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security or currency at the option's strike price.  By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying security, but with risk limited to the cost of the option if securities prices fell.  At the same time, the Fund can expect to suffer a loss if security or currency prices do not rise sufficiently to offset the cost of the option.

2.  Writing Put and Call Options on Securities.

    When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser.  In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying security if the other party to the option chooses to exercise it.  As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price.  The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put.  Prior to exercise, the Fund may seek to terminate its position in a put option by effecting a closing purchase transaction with respect to the option in the secondary market (i.e. buying an option of the same series as the option previously written) at its current price.  If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its obligation.

    A Fund may write a put option as an alternative to purchasing a security. If the security's price rises, the Fund would expect the put to lapse unexercised and to profit from a written put option, although its gain would be limited to the amount of the premium it received.  If the security's price remains the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price.  If the security's price falls, the Fund would expect to suffer a loss.  If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time.  This loss should be less than the loss the Fund would have experienced from purchasing the underlying security directly (assuming the secondary market for the put option and the underlying security are equally liquid) because the premium received for writing the option should mitigate the effect of the price decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option.  The characteristics of writing call options are similar to those of writing put options, except that writing covered call options generally is a profitable strategy if prices remain the same or fall.  Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, the Fund would give up some ability to participate in security price increases when writing call options.

    A Fund will only sell "covered" options where it owns an offsetting position or maintains cash or liquid securities with a sufficient value to meet its obligations. There is no limit on the amount of covered call options a Bond or Stock Fund may sell, but it may sell covered put options only to the extent that the cover does not exceed 25% of a Fund's net assets.

3.  Securities Index Option Transactions.

    A Fund may buy or sell a securities index option at a fixed price.  No securities actually change hands in these transactions. Instead, changes in the underlying index's value are settled in cash.  The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract.  Most securities index options are based on broad-based indices reflecting the prices of a broad variety of securities, such as the Standard & Poor's 500 Composite Stock Price Index.  Some index options are based on narrower industry averages or market segments.

    The Trust expects that a Fund's options transactions will normally involve broad-based indices, though it is not limited to these indices.  Since the value of index options depends primarily on the value of their underlying indexes, the performance of broad-based indices will generally reflect broad changes in securities prices.  A Fund, however, can invest in many different types of securities, including securities that are not included in the underlying indices of the options available to the Fund.  In addition, a Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index options positions.  Therefore, while a Fund's index options should provide exposure to changes in value of its portfolio securities (or protection against declines in their value in the case of hedging transactions), it is likely that the price changes of the Fund's index options positions will not match the price changes of the Fund's other investments.

4.  Combined Option Positions.

     A Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position.  For example, a Fund may purchase a put option and write a call option on the same underlying security, in order to construct a combined position with risk and return characteristics similar to those of selling a futures contract.  Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close than single options transactions. Combined option positions will be subject to the same overall percentage limitation as other option strategies.

5.  Risks of Transactions in Options.

  An option position may be closed out only on an exchange or market which provides a secondary market for an option of the same series.  There is no assurance that a liquid secondary market will exist at any particular time for options purchased or written by a Fund.  For some options no secondary market on an exchange may exist at all.  In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent sale of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options.  If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivered the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;  (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volumes; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.  There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    In addition, options on indices are subject to certain risks that are not present with other options.  Because the value of an index option depends upon movements in the level of the index rather than the price of a particular instrument, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular instrument.  In addition, index prices may be distorted or interrupted if trading of certain instruments included in the index is interrupted.  If this occurred, a Fund would not be able to close out options which had been purchased or written by it and, if restrictions on exercise were imposed, may be unable to exercise an option being held, which could result in substantial losses to a Fund.  However, it is the Funds' policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

    The eligible Funds may buy and sell over-the-counter puts and calls on securities and as well as listed options.  Unlike listed option positions, positions in over-the-counter options may be closed out only with the other party to the options transaction.  Such options transactions are subject to the additional risks that a Fund may be unable to close out a transaction with the other party when it wishes to do so, and that the other party to the transaction may default without the protection against default afforded by exchange clearing corporations with respect to listed options.  The eligible Funds will enter into unlisted option transactions only with securities dealers which the Adviser or a Sub-Adviser believes to be of high credit standing and to maintain a liquid market for such options.  Under certain conditions, the premiums a Fund pays for unlisted options and the value of securities used to cover such options written by the Fund are considered to be invested in illiquid assets for purposes of the investment restriction applicable to illiquid investments.

Futures Contracts and Options on Futures Contracts.

Interest Rate Futures Transactions (All Bond and Stock Funds are eligible to use these Transactions) and Currency Futures Transactions (All Stock Funds and the Strategic Income Fund are eligible to use these Transactions).

    The Bond and Stock Funds may purchase or sell interest rate futures contracts and the Stock Funds and the Strategic Income Fund may purchase or sell currency futures contracts in hedging transactions.  When a Fund purchases a futures contract, it agrees to purchase the underlying instrument or currency at a specified future date and price.  When a Fund sells a futures contract, it agrees to sell the underlying instrument or currency at a specified future date and price.

    No consideration is paid or received by a Fund upon the purchase or sale of a futures contract.  Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount).  This amount is known as "initial margin" and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied by the Fund.

    Subsequent payments, known as "variation margin," to and from the Fund or the broker, as the case may be, must be made daily as the price of securities (or currencies in the case of Stock Funds and the Strategic Income Fund) underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable.  These daily payments to account for valuation changes are a process known as "marking-to-market."  If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.  The party that has a gain may be entitled to receive all or a part of this amount.  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

    Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and do not constitute purchasing securities on margin for purposes of the Fund's investment limitation.  In the event of the bankruptcy of a futures commission merchant ("FCM") that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers.  The Adviser, or Sub-Adviser if applicable, will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

    The purpose of the acquisition or sale of a futures contract by an eligible Fund is to protect that Fund from fluctuations in rates on securities or currencies without actually buying or selling the securities or currencies.  The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate -- but not totally offset – the decline in the value of the portfolio. The value of all futures contracts sold by a Fund will not exceed 25% (50% in the case of the Strategic Income Fund, the American Enterprise Bond Fund and the U.S. Government and Mortgage Securities Fund) of its net asset value.

Stock Index Futures Contracts (All Stock Funds and the Strategic Income Fund are eligible to participate in these Contracts).

    When a Fund purchases a stock index futures contract, it agrees to purchase the underlying index at a specified future date and price.  When a Fund sells a stock index futures contract, it agrees to sell the underlying index at a specified future date and price.

    The majority of stock index futures are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract.  Futures contracts are closed out at their current prices, which may result in a gain or loss.  If a Fund holds a stock index futures contract until the delivery date, it will pay or receive a cash settlement amount based on the difference between the index's closing price and the settlement price agreed upon when the contract was initiated.

    A Fund may purchase stock index futures contracts in an attempt to remain fully invested in the securities market.  For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase stock index futures contract in order to participate in changes in stock prices. A Fund may also purchase futures contracts as an alternative to purchasing actual securities.  For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a stock index futures contract in order to lock in current stock prices while deciding on particular investments.  This strategy is sometimes known as an anticipatory hedge.  In these strategies the Fund would use futures contracts to attempt to achieve an overall return similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

    When a Fund wishes to sell securities, it may sell stock index futures contracts to hedge against securities market declines until the sale can be completed.  For example, if a Fund anticipated a decline in common stock prices at a time when it anticipated selling common stocks, it could sell a futures index contract in order to lock in current market prices.  If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them.  The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged.  Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

    An option on a futures contract is an agreement to buy or sell the futures contract.  Exercise of the option results in ownership of a position in the futures contract.  Options on futures contracts may be purchased and sold by a Fund in the same manner as options on securities. Options on futures contracts may also be written by a Fund in the same manner as securities options, except that the writer must make margin payments to a FCM as described above with respect to futures contracts.  The holder or writer of an option may terminate his position by selling or purchasing an option of the same series.  There is no guarantee that such closing transactions can be effected.

Risks Of Transactions in Futures Contracts and Options on Futures.

    There are risks in connection with the use of futures contracts as a hedging device.  Successful use of futures contracts by a Fund is subject to the ability of the Adviser, or Sub-Adviser if applicable, to forecast movements in the direction of interest rates.  These forecasts may involve skills and techniques that may be different from those involved in the management of the Funds.  In addition, even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

    As noted above, price changes of the Fund's futures and options on futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities in which the Fund invests.  For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge and potentially in losses to the Fund.

    Index futures prices can also diverge from the prices of their underlying indexes, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way.  Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts.  The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases.  If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

    Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to seven days for some types of securities, the futures markets can provide liquidity superior to that of the securities markets in many cases.  Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time.  In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions.  Trading in index futures can also be halted if trading in the underlying index stocks is halted.  If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date, regardless of potential losses.  If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

    Options on futures are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option.  In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract.  Options on futures are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options which the Fund cannot terminate by exercise.  In general, options with strike prices close to their underlying securities' current value will have the highest trading volume, while options with strike prices further away may be less liquid.  The liquidity of options on futures may also be affected if exchanges impose trading halts, particularly when markets are volatile.

Limitations on Transactions in Futures and Options on Futures.

    The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" and is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act. The Trust does not intend to enter into futures contracts or options on a futures contract that are not traded on exchanges or boards of trade.

   The Trust’s policies regarding futures contracts and options as discussed above are not fundamental policies and may be changed as permitted by the appropriate regulatory agencies.

Asset Coverage for Futures and Options Positions.

    A Fund eligible to participate in futures and options will not use leverage in its options and futures strategies.  In the case of strategies entered into as a hedge, the Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies.  A Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

    A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed.  Securities held in a segregated account cannot be sold while the futures or option strategy is open, unless they are replaced with similar securities.  As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Swaps.

Interest Rate Swaps.

    Each Bond Fund may engage in interest rate swaps. An interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties.  In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty.  Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount."  In many such transactions, the floating rate payments are tied to the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term eurodollar deposits between major international banks.  As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

Swap Options.

    Each Bond Fund may invest in swap options.  A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates.  A swap option may be structured European-style (exercisable on the prespecified date) or American-style (exercisable during a designated period).  The buyer of the right to pay fixed rate payments pursuant to a swap option is said to own a put.  The buyer of the right to receive fixed rate payments pursuant to a swap option is said to own a call.

Caps and Floors.

    Each Bond Fund may also purchase or sell interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level.  The cap buyer purchases protection for a floating rate move above the strike.  An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level.  The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.

Credit Default Swap Transactions

    Each Bond Fund may enter into credit default swap transactions to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes.  As the purchaser in such a transaction, the Fund makes a periodic stream of payments to a counterparty over the term of the contract, provided that no default occurs on a referenced debt obligation of a U.S. or foreign issuer.  In the event of a default on the obligation by the issuer, the counterparty would be required to pay to the Fund the par (or other agreed-upon value) of the referenced debt obligation.  The Fund may also act as the seller in such a transaction, in which case it would function as the counterparty referred to above.

    Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount.  A Fund entering into these transactions records an increase or decrease to interest income in the amount due to or owed by the Fund at termination or settlement.  The Fund acts as a purchaser in credit default swap transactions only with respect to corporate obligations it owns or, in the case of sovereign debt of a foreign country, either the reference obligation, any sovereign debt of the issuing foreign country, or sovereign debt of any other country that the Sub-Adviser determines is closely correlated as an inexact bona fide hedge.

Risks Associated with Swaps

    The risks associated with swaps, and interest rate caps and floors are similar to those described previously with respect to over-the-counter options.  In connection with such transactions, the Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement.  If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit.  In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit.  In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement.  This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous. Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

Small, Unseasoned Companies.

     Each Stock Fund may invest in securities of small, unseasoned companies.  In view of their limited liquidity and price volatility, each Stock Fund, other than the Emerging Growth Fund, will not invest more than 5% of its assets at the time of purchase in securities of companies, including predecessors that have operated less than three years.  The Emerging Growth Fund currently intends to invest no more than 10% of its assets in securities of such issuers, while reserving the right to so invest up to 20% of its assets.  The securities of small, unseasoned companies may have a limited trading market, which might adversely affect a Fund's ability to dispose of such securities and can result in lower prices for such securities than might otherwise be the case. If other investors holding the same securities as a Fund sell them when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

Convertible Securities.

     Each Stock Fund (other than the S&P 500 Index Fund) and the Strategic Income Fund may invest in convertible securities, including both corporate bonds and preferred stocks.  These securities are generally convertible into shares of common stock at a stated price or rate.  The price of a convertible security varies inversely with interest rates and, because of the conversion feature, also normally varies with changes in price of the underlying common stock.

Warrants.

     Each Stock Fund and the Strategic Income Fund may invest up to 5% of its total assets in warrants, other than those that have been acquired in units or attached to other securities. Warrants are options to purchase equity securities at specific prices valid for a specific period of time.  Those prices do not necessarily move in a manner parallel to the prices of the underlying securities.  The price paid for a warrant will be foregone unless the warrant is exercised prior to its expiration.  Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Foreign Securities.

    The American Enterprise Bond Fund, the Strategic Income Fund and each Stock Fund (other than the S&P 500 Index Fund) may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States.  These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad.  The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Global Growth Fund and the Emerging Growth Fund, will invest in excess of 15% of its assets in foreign securities.  The Global Growth Fund normally invests a substantial portion of its assets in foreign securities.  The Emerging Growth Fund may invest up to 25% of its assets in foreign securities.

    Foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in the securities of foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by investing in securities in foreign stock markets that do not move in a manner parallel to U.S. markets.  In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only in connection with currency futures and forward contracts and to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

    Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution.  In addition, although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations.  Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders.  A Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

    Investing in foreign securities involves special additional risks and considerations not typically associated with investing in domestic securities of issuers traded in the U.S.:

reduction of income by foreign taxes;

fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage);

transaction charges for currency exchange;

lack of public information about foreign issuers;

lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers;

less volume on foreign exchanges than on U.S. exchanges;

greater volatility and less liquidity on foreign markets than in the

                   U.S.;

less regulation of foreign issuers, stock exchange and brokers than in the U.S.;

greater difficulties in commencing lawsuits against foreign issuers;

higher brokerage commission rates and custodial costs than in the

                   U.S.;

increased risks of delays in settlement of portfolio transactions or loss of certificates of portfolio securities;

possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

differences between the U.S. economy and foreign economies.

     In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions may be reimposed.

     Foreign securities that a Fund may purchase include securities issued by issuers in undeveloped or emerging markets.  Such investments involve added risks, including less developed legal and economic structures, less stable political systems, illiquid securities markets, and greater volatility of prices.

    The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons.  Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.  Each Fund accordingly treats these foreign securities as subject to the 10% overall limitation on investment in illiquid securities.

Passive Foreign Investment Company.

    Some securities of corporations domiciled outside the U.S. which a Fund may purchase, may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They tend to be growth companies or “start-up” companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by IRC §954.

    Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that a Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Funds make every effort to ensure compliance with federal tax reporting of these investments. PFICs are considered foreign securities for the purposes of a Fund’s minimum percentage requirement of limitations of investing in foreign securities.

    Subject to the limits under the 1940 Act, a Fund may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to varying countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

    In addition to bearing their proportionate share of a fund’s expenses (management fees and operation expenses), shareholders will also indirectly bear similar expenses of such entities.

Debt Securities of Foreign Governments and Companies.

    The Strategic Income Fund, the American Enterprise Bond Fund and the S&P 500 Index Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies.  The types of foreign debt obligations and other securities in which the Strategic Income Fund and the American Enterprise Bond Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.

    The percentage of the Strategic Income Fund’s assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar.  These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.  The Strategic Income Fund will not invest more than 25% of its total assets in government securities of any one foreign country. Otherwise, neither Fund is restricted in the amount of its assets it may invest in foreign countries or in any single country and has no limitations on the maturity or capitalization of the issuer of the foreign debt securities in which it invests.

     The Strategic Income Fund and the American Enterprise Bond Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds."  These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Strategic Income Fund may also invest in uncollateralized Brady Bonds.  Brady Bonds are generally viewed as having three or four valuation components:

any collateralized repayment of principal at final maturity;

the collateralized interest payments;

the uncollateralized interest payments; and

any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds).

    In the event of a default with respect to collateralized Brady Bond as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed.  The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.  In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

    The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government.  Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies.  Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.  The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income.  There is no assurance that foreign governments will be able or willing to honor their commitments.

Foreign Currency Exchange Transactions.

    Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since assets of each Stock Fund, the American Enterprise Bond Fund and the Strategic Income Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.  Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis.  A Fund may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract) or through the purchase and sale of futures contracts and exchange listed put and call options on currencies.  It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.  The Funds do not intend to speculate in foreign currency exchange rates or forward contracts.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.  These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security.  By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Adviser, or a Fund's Sub-Adviser, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of short-term hedging strategy is highly uncertain.  A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency (or a correlated currency held by the fund through "cross-hedging" as explained below) in excess of the value of the Fund's securities or other assets denominated in that currency.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, the Trust believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

    A Fund generally will not enter into a forward contract with a term of greater than one year.  At the maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward contract prices.  If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase.  Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    It is impossible to forecast with precision the market value of securities at the expiration of the contract.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Each Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated.  This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment.  This technique is referred to as "cross hedging."  The success of cross hedging is dependent on many factors, including the ability of the Adviser or Sub-Adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar.  To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

    Each Fund's dealings in forward foreign currency contracts will be limited to the transactions described herein.  Of course, a Fund is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or Sub-Adviser.  It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange which one can achieve at some future point in time.  Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

    The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a forward contract. In addition, forward contracts and the value of securities used to cover such contracts may be considered illiquid assets for purposes of the investment restriction applicable to illiquid investments.

Loans of Portfolio Securities.

    Each Fund may lend its portfolio securities to attempt to increase a Fund's income to distribute to shareholders or for liquidity purposes.  Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit U.S. Government securities or other high-quality debt obligations.  To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower.  The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, director, employee or affiliate of the Trust, the Adviser or a Fund’s Sub-Adviser.  The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. A Fund will limit these transactions to a value of loaned securities of no more than 25% of its assets.

Borrowing.

    From time to time, the Global Growth Fund, Strategic Income Fund and the Strategic Growth Fund may each increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds.  This speculative technique is known as leverage.   Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirements and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.  Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings.  Borrowing for investment increases both investment opportunity and risk.  Since substantially all of a Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share will tend to increase and decrease more when its portfolio assets fluctuate in value than would otherwise be the case.  These Funds do not contemplate using leverage in the next year, but if they do, it will not likely be to a substantial degree.

Illiquid and Restricted Securities.

    The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A) may be negotiated by a Fund at the time such securities are purchased by the Fund.  When such registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them.  Thus, the Fund would bear the risks of any downward price fluctuation during that period.  A Stock Fund also may acquire securities through private placements.  Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such sale would be desirable and might lower the amount realizable upon the sale of such securities.

Zero Coupon Securities.

    The Bond and Stock Funds, other than the S&P 500 Index Fund, may invest in zero coupon securities issued by the U.S. Treasury or by corporations.  The Municipal Bond Funds may invest in zero coupon securities issued by municipalities.  Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interests in such stripped debt obligations or coupons.  Corporate and municipal zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance.  Such zero coupon securities, in addition to being subject to the risks identified below are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

     Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to a greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.  Because a Fund accrues taxable income from these securities without receiving cash, such Fund may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund.  A Fund might also sell portfolio securities to maintain portfolio liquidity.  In either case, cash distributed or held by a Fund and not reinvested in Fund shares will hinder the Fund in seeking current income.

Debt Securities of U.S. Companies.

    The Funds' investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) together with preferred stocks.

    The risks attendant to investing in high-yielding, lower-rated bonds are described above.  If a sinking fund or callable bond held by a Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, that Fund would realize a loss (or gain) in market value; the income from the reinvestment of the proceeds would be determined by current market conditions, and investment of that income may occur at times when rates are generally lower than those on the called bond.

Preferred Stocks.

    Preferred stock, unlike common stock, offers a stated dividend rate payable from the corporation's earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.  Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid.  Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Participation Interests.

    The Strategic Income Fund and the American Enterprise Bond Fund may invest in participation interests, subject to the limitation on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution.  No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank.  Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments.  Such borrowers may have senior securities as low as "C" by Moody's or "D" by Standard & Poor's.  In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares.  In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.  The Fund's Adviser has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness.  These same standards apply to participation interests in loans to foreign companies.

Asset-Backed Securities.

    These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement).  The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted.  Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities.  The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted.  If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment.  The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers.  As a purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower.  The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans and underlying mortgage-backed securities.  However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

Short Sales Against-the-Box.

    In such short sales, while the short position is open, a Stock Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short.  Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out.  No more than 15% of a Fund's net assets will be held as collateral for such short sales at any one time.

Municipal Obligations.

    Municipal securities will be purchased by the California Municipal Bond Fund, the National Municipal Bond Fund and the California Municipal Money Fund (“the Municipal Funds”).  Such obligations are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities.  The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations.  Rather, issuers seek opinions of bond counsel as to such tax status.  See "Taxes" below.

    Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the SEC and state securities regulators.  As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The municipal bond market tends to be less well developed or liquid than many other securities markets, which may adversely affect the Municipal Fund’s ability to sell such municipal bonds at attractive prices or near their perceived value.  In such a market, the value of such securities may be volatile.

    The two principal classifications of municipal obligations are general obligation and limited obligation (or revenue) bonds.  There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations, both within and between the two principal classifications.

     Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power.  Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts.  The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

    The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds.  For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing.  The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

Municipal Notes.

    Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. The portfolio of the California Municipal Money Fund will consist primarily of these short-term obligations. Municipal notes of municipal issuers include:

Tax Anticipation Notesareissued to raise working capital on a short-term basis.  Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notesareissued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

Bond Anticipation Notesareissued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.

Municipal Commercial Paper.

    Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes.  Agencies of state and local governments issue these obligations in addition to or in lieu of Municipal notes to finance seasonal working capital needs or to provide interim construction financing and are paid from general revenues of the issuer or are refinanced with long-term debt.  In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Floating Rate and Variable Rate Obligations and Participation Interests.

   The Funds may purchase variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Variable rate obligations can have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity.  The tender may be at par value plus accrued interest, according to the terms of the obligations.

     The interest rate on a floating rate demand note is adjusted automatically according to a stated prevailing market rate, such as a bank’s prime rate, the 91-day U.S. Treasury Bill rate or some other standard.  The interest rate on a variable rate demand note is also based on a state prevailing market rate but is adjusted automatically at specified intervals.  Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value.  As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Adviser may determine that an unrated floating rate or variable rate demand obligation meets a Fund’s quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

    Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days’ notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issue must provide a specified number of days’ notice to the holder.

Inverse Floaters.

    The Funds can invest in a type of variable rate instrument known as an “inverse floater.” These pay interest at rates that vary as the rates on bonds change.  However, the rates of interest on inverse floaters move in the opposite direction of yields on other bonds in response to market changes. As interest rates rise, inverse floaters produce less current income, and their market value can become volatile.

    Inverse floaters may offer relatively high current income, reflecting the spread between short- and long-term interest rates. As long as the yield curve remains relatively steep and short-term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shift upwards, an inverse floater will lose value more quickly than a conventional long-term bond. A Fund will invest in inverse floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a “rate-lock” option.

    Some inverse floaters have a feature known as an interest rate “cap” as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try and maintain a high current yield for a Fund when a Fund has invested in inverse floaters that expose a Fund to the risk of short-term interest rate fluctuations. “Embedded” caps can be used to hedge a portion of a Fund’s exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, a Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which purchased for additional cost) will not provide additional cash flows and will expire worthless.  Inverse Floaters are a form of derivative investment.

Insurance.

    The Municipal Funds will invest in varying amounts, in municipal securities covered by insurance guaranteeing the scheduled payment of principal and interest thereon.  A Fund will receive payments of insurance for any installment of interest and principal due for payment but which is unpaid by reason of nonpayment by the issuer.  The insurance feature insures the scheduled payment of interest and principal but does not guarantee the market value of the insured municipal securities nor the value of the shares of the Municipal Funds.

    Each of the municipal security insurance companies has established reserves to cover estimated losses.  Both the method of establishing these reserves and the amount of the reserves may vary from company to company.  Municipal security insurance companies are obligated to pay a security's interest and principal when due if the issuing entity defaults on the insured security.  Although defaults on insured municipal securities have been low to date, there is no assurance this low rate will continue in the future.  A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal security insurer to pay claims to holders of insured securities, such as a Municipal Fund.

Particular Risk Factors Relating to California Municipal Obligations.

    The following describes certain risks with respect to municipal obligations of California issuers in which the Municipal Funds may, and the California Funds predominately will, invest. This summarized information is based on information drawn from rating agency reports, other publicly available documents, and prospectuses relating to securities offerings of the State of California, the latest of which is dated March 1, 2006, however, it has not been updated since that time.   While the Advisor and Sub-Advisor have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.  The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State of California (the “State”), and there is no responsibility on the part of the State to make payments on such local obligations.

California Risk Factors.

Credit Ratings

    The California Funds invest primarily in the obligations of the State, State agencies, and various local governments in the State. Local government obligations include securities that counties, cities, school districts, special districts, agencies, and authorities issue. The average credit rating for GO bonds issued by U.S. states is Aa2 (Moody’s) / AA (Standard & Poor’s (S&P)).   By way of contrast, California GO bonds are only rated A2/ A, a full letter grade lower.  These CA GO ratings remain the lowest of all states with the exception of Louisiana.

Demographics and Population

    California remains the largest state in the nation with 36.1 million people as of 2005; this is 12.2% of the national population and represents a higher growth rate than the national average since the 2000 census.   Despite the State’s fiscal challenges, its growing, young population, the State’s status as a preferred location for new immigrants to locate, a strong higher education system, amenable climate, job growth, wealth levels, and excellent ports continue to bolster California’s economic prospects. Real estate markets remain healthy, although there are signs of a slowdown from the very strong growth recent years.

Economy

     At over $1.6 trillion, California’s economy remains the largest among the states, representing approximately 13.3% of total U.S. economic activity. Since 2000, the California gross state product has increased 11.9% in real terms, ahead of the national 10.1% rate according to the U.S. Bureau of Economic Analysis. The State lost approximately 191,100 jobs during the 2001–2003 economic slowdown. Unemployment rose from 5.4% in 2001 to 6.7% in 2003, but employment has recovered in most sectors and the unemployment rate has since fallen to 5.2%, as of November 2005 compared to the 5% national rate.

    California’s unemployment levels are typically higher than those in the nation as a whole because of its relatively large agricultural sector. California’s economy has slightly less manufacturing concentration compared with the nation, and slightly more in the services sector. California remains a wealthy state. In 2004, it had a per capita income level of $35,172, representing 106.4% of the national average. This is the eleventh highest among the states.

    California’s economy suffered through a severe recession during the early 1990s but experienced a steady recovery from 1994 to 2000. While the State of California benefited disproportionately from the high technology sector during the late 1990s, it also suffered greatly when this sector experienced a reversal in 2001.  The fallout from this “tech bust” also manifested itself in much lower personal income tax receipts at the state level as capital gains, bonuses, and option income dropped off.    This effect gets magnified in expanding and contracting economies due to California’s tax structure which is strongly weighed to a highly progressive personal and corporate income tax.

    By 2003-2004, recovery became evident with civilian employment increasing by 0.4% in 2003 and 1.5% in 2004, and the unemployment rate in the state dropping from its early 2003 peak of 6.9% to 5.2% in April 2005.

Finances

    At a special election held in October 2003, the Governor of the State, Gray Davis, was recalled and replaced by Arnold Schwarzenegger, who took office in November.

    Soon after taking office Governor Schwarzenegger sponsored the California Economic Recovery Bond Act (“Proposition 57”), which was approved by voters statewide in March 2004. Proposition 57 authorized the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004.

    Repayment of the economic recovery bonds is secured by a pledge of revenues from a one quarter cent increase in the State’s sales and use tax starting July 1, 2004. Fifty percent, or up to $5 billion of future deposits in a deficit recovery fund created by the Balanced Budget Amendment, approved by Proposition 58, may be used to repay the economic recovery bonds. In addition, as voter-approved general obligation bonds, the economic recovery bonds will be secured by the State’s full faith and credit in the event the dedicated revenue is insufficient to repay the bonds.

     In May and June 2004, the State issued $10.9 billion of economic recovery bonds, which resulted in the deposit of net proceeds in the General Fund of approximately $11.3 billion. The State may issue the remainder of authorized economic recovery bonds in future fiscal years.

    According to the 2005 Budget Act passed in July 2005, revenues and transfers for 2004-05 were estimated to be $79.9 billion with $81.7 billion in expenditures but as a result of greater than expected revenues, California ended fiscal year 2004-05 with a positive General Fund balance of $7.5 billion.

    The 2005 Budget Act forecasts $84.5 billion in General Fund revenues and transfers and $90.0 billion in expenditures in fiscal year 2005-06. The 2005 Budget Act projects that by utilizing part of the prior fiscal year’s General Fund balance the General Fund will end the year with a positive balance of $1.9 billion. According to the 2005 Budget Act, the revenue projections assume continued but moderating growth in California’s economy.

Recent Political Developments and Budget Outlook

    California’s political turmoil continued in 2005.   Many analysts thought that this could have been a good chance to address the State’s persistent “structural” budget deficit given the Governor’s popularity and the fact that it was not an election year. As the year progressed, the Governor decided to call a special election to address a number of issues. The legislature passed a budget that addressed a few of the ongoing structural issues.

    In the November 2005 election, the voters defeated all of the Governor’s proposals and his popularity declined in the polls. As the fiscal year 2007 (period beginning July 1, 2006) budget season started in January 2006 with the Governor’s budget proposal, the ability of the State to identify solutions to persistent budget gaps will be crucial to its long term credit outlook, but with election year politics in full swing, the outlook for meaningful reform in the short term are diminished.

    The State’s fiscal actions have been quite assertive and the consequences of these actions reach far beyond its own general obligation bond ratings as many State agencies and local governments depend upon State appropriations. Additionally, the State intends to repay its recently issued Economic Recovery Bonds, issued to help bridge the gap in revenues during 2003-04, with local sales tax receipts. Though the State has promised to make up all revenues shifted from local governments, an inability or unwillingness to fully make up the amount would have a negative impact on local governments.

    Recent budgets can be characterized as weak in quality.   They typically include one-time acts to increase revenue during the current fiscal year, but do little to address the ongoing structural imbalance.  Expenditure growth appears difficult to control due to federal constrains (e.g. Medicaid spending) and a series of voter-approved propositions which have the combined effect of diminishing expense flexibility.  And revenues remain volatile due to the highly progressive income tax.

Debt

    In 2005 the State sold $3 billion of short-term notes and $8.8 billion of general obligation and lease revenue bonds, as well as other revenue-based securities, in 2005.  The State’s debt level has moved from average to above average. According to Moody’s, in 2005, net tax-supported State debt of $55.5 billion was 4.7% of personal income, compared with a U.S. median of 2.4%. Despite the variance to the national level, this is still a manageable amount. The State’s debt in dollar terms is the highest in the country, but on a per capita basis, it is $1,545, which is the ninth largest among the states and higher than the national median of $703 per capita. The Governor has proposed a significant amount of new bonding to finance various infrastructure projects across the State. If the voters approve the bonds, the amount of State debt outstanding will increase.

Capital Needs

    Because of the State’s growth, it is facing challenges in infrastructure development and finance. In the transport sector, roads are congested and mass transit is not as developed as in some of the country’s older metropolitan areas. Water availability remains an ongoing challenge, although a settlement with the U.S government and other western states that take water from the Colorado River was a positive event. Further, budget constraints have reduced resources available for capital spending—although a proposed infrastructure bonding program could address some deferred projects if the voters approve the bonds. The State is also facing challenges to build new school facilities to educate its growing student population.

    Local government finances are generally less challenged than the State’s are at the moment because of Proposition 1A which limits the State’s ability to redirect local revenues or impose unfunded mandates. Also, local governments derive revenue from real-estate-based sources, including property taxes and recording taxes and fees when properties transfer. If the real estate market slows significantly, this could be a challenge for cities, counties, redevelopment agencies, and other governmental units going forward. Because of various revenue shifts, most school districts in California are more dependent on State funding than was the case in previous years. Proposition 98 protects most school district revenues, but this exposure to the State is still an important credit variable.

Natural Hazards

    California is subject to unique natural hazard risks such as floods, mudslides, earthquakes and fires, which can cause localized economic harm. Natural hazards could limit the ability of governments to repay debt.   They could also prevent governments from fulfilling obligations on appropriation debt, particularly if the leased asset is destroyed.   Cycles of drought, flooding, and mudslides are also concerns insofar as they affect agricultural production and power generation.

Investment Companies.

    The Funds may invest in securities issued by other open-end investment companies, including investment companies that are affiliated with the S&P 500 Index Fund and its Sub-Adviser, BGFA and, respectively, the Trust and the Adviser, to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Fund’s total assets with respect to any one investment company and (iii) 10% of a Fund's total assets with respect to all such companies in the aggregate.  However, the Atlas Independence Portfolios and the S&P 500 Index Fund are permitted under the 1940 Act to invest all of their assets in other investment companies. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

Letters of Credit.

     Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment Sub-Adviser, are of comparable quality to issuers of other permitted investments of the S&P 500 Index Fund may be used for letter of credit-backed investments.

Short-Term Instruments and Temporary Investments (For all Funds except the S&P 500 Index Fund).

    For temporary purposes, when there is an unexpected level of shareholder purchases or redemptions or when “defensive” strategies are appropriate, the Funds may invest in high-quality money market instruments to provide liquidity. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by the Adviser or a Sub-Adviser (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Adviser or a Sub-Adviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

    Bank Obligations. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    Commercial Paper and Short-Term Corporate Debt Instruments. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.

    U.S. Government Obligations. Each Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

The S&P 500 Index Fund and S&P 500 Index Master Portfolio

    Neither the S&P 500 Index Fund nor the S&P 500 Index Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the S&P 500 Index Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the S&P 500 Index Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the S&P 500 Index Fund. S&P has no obligation to take the needs of the S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the S&P 500 Index Fund's shares or the timing of the issuance or sale of the S&P 500 Index Fund's shares or in the determination or calculation of the equation by which the S&P 500 Index Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the S&P 500 Index Fund's shares.

    S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 Index Fund or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Master/Feeder Structure

    The S&P 500 Index Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio. The S&P 500 Index Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the S&P 500 Index Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither the S&P 500 Index Fund nor its shareholders will be adversely affected by investing S&P 500 Index Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

    The S&P 500 Index Fund may withdraw its investment in the Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such S&P 500 Index Fund and its shareholders. Upon any such withdrawal, the Trust's Board would consider alternative investments, including investing all of the S&P 500 Index Fund's assets in another investment company with the same investment objective as the S&P 500 Index Fund or hiring an investment adviser to manage the S&P 500 Index Fund's assets in accordance with the investment policies described herein with respect to the Master Portfolio.

    The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the S&P 500 Index Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Board of Trustees of the Trust will determine whether to hold a meeting of its shareholders to consider such matters. If such a meeting is held, the S&P 500 Index Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the S&P 500 Index Fund receives no voting instructions will be voted in the same proportion as the votes received from the other S&P 500 Index Fund shareholders. If no meeting is held, the S&P 500 Index Fund will cast its votes in the proportion to the votes cast of all other shareholders of the Master Portfolio.

     Certain policies of the Master Portfolio which are non-fundamental may be changed by a vote of the majority of the Master Portfolio's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental polices are changed, the S&P 500 Index Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The S&P 500 Index Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the S&P 500 Index Fund's portfolio in accordance with its objective. In the latter case, the S&P 500 Index Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholder's investments in the S&P 500 Index Fund. The S&P 500 Index Fund will provide shareholders with 60 days written notice prior to the implementation of any change in the investment objective of the S&P 500 Index Fund or the Master Portfolio, to the extent possible.

                         FUNDAMENTAL INVESTMENT RESTRICTIONS

    Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus.  With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that no Fund may:

    (1)  Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if with respect to 75% of the Fund's assets, as a result, more than 5% of the value of such assets of the Fund would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. These restrictions shall not apply to the California Municipal Bond Fund, the California Municipal Money Fund or the Atlas Independence Portfolios.

    (2)  Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would equal or exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal obligations (with respect to the Municipal Funds); (ii) obligations of the United States Government, its agencies or instrumentalities;(iii) the obligations of domestic banks (with respect to the Money Funds); (iv) in the case of the Atlas Independence Portfolios, investment companies; and (v) in case of the S&P 500 Index Master Portfolio, any industry in which the S&P 500 Index may become concentrated but only to the same degree and during the same period as the index. For purposes of this policy, the Funds have adopted the industry classifications set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

    (3)  Purchase securities subject to legal or contractual restrictions preventing their ready disposition; or enter into repurchase agreements or purchase time deposits maturing in more than seven days or acquire other illiquid assets if, immediately after and as a result, the value of illiquid assets held by a Fund would exceed, in the aggregate, 10% of the value of the Fund's net assets (except that the Balanced Fund, the Strategic Growth Fund, the Global Growth Fund, the Emerging Growth Fund, the Strategic Income Fund, the S&P 500 Index Fund and the Atlas Independence Portfolios have each adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval).

    (4)  Invest in securities of a company which, together with any predecessor, has been in operation for less than three years if more than 5% of the Fund's total assets would then be invested in such securities; provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid.  The Global Growth Fund, the S&P 500 Index Fund and the Atlas Independence Portfolios have adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval.  The Emerging Growth Fund has adopted a 10% limit on investment in such securities as a non-fundamental operating policy which may be changed without shareholder approval.

    (5)  Invest in companies for the purpose of exercising control or management.

    (6)  Purchase or sell real estate or real estate limited partnership interests; provided that a Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (7)  Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Bond and Stock Funds may purchase and sell interest rate futures contracts and related options, and the Stock Funds and the Strategic Income Fund may purchase and sell stock index futures contracts and related options and purchase or sell forward foreign currency contracts.

    (8)  Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing.  For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement, and (b) collateral arrangements with respect to (i) the purchase and sale of options on securities and options on indexes and (ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

    (9)  Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the Stock Funds may effect short sales against-the-box.

    (10) Engage in the business of underwriting securities issued by others, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting.

    (11) Participate on a joint or a joint and several basis in any trading account in securities.  (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or a Sub-Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

    (12) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Fund may enter into repurchase agreements and may make loans of portfolio securities.

    (13) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers) of the Fund or of the Trust.

    (14) Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors or officers of the Trust or the Adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own  beneficially more than 5% of such securities.

    (15) Borrow money, except from banks for temporary or emergency purposes, in excess of 33-1/3% of the value of a Fund's total assets. A Fund will not purchase securities if such borrowings are outstanding in excess of 5% of the value of a Fund's total assets.  This restriction shall not apply to the Strategic Growth Fund, the Global Growth Fund and the Strategic Income Fund and shall not prevent a Bond Fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets.  In the event that the asset coverage for a Fund's borrowings falls below 300%, a Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. To do so the Funds may have to do so at a disadvantageous time. The Funds may not borrow money for leverage purposes, which is borrowing money to purchase portfolio securities.

    (16) Knowingly purchase securities of other registered management investment companies, except that a Fund may acquire such securities: (i) if not more than 10% of the Fund's assets shall be invested in such securities; or (ii) in connection with a merger, acquisition or consolidation with such a company. This restriction shall not prevent the S&P 500 Index Fund from investing all of its assets in a diversified open-end management investment company with substantially the same investment objective, policies and restrictions as the fund or the Atlas Independence Portfolios from investing all of its assets in other Funds of the Trust.

    (17) Issue senior securities, as defined in the 1940 Act, except that, this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

    (18) Conduct its investment program in a manner inconsistent with prudent investment management.

Master Portfolio.

The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed as to the Master Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:

     1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff); and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period.

     2. Purchase securities of any issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. The 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

     4. Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. The 1940 Act permits the Master Portfolio to make permitted borrowings and to enter into repurchase agreement transactions.

     5. Make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Master Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     6. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting.

     7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     8. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase for sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of the Master Investment Portfolio, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

       1. The Master Portfolio may invest in shares of other open-end investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

     2. The Master Portfolio may not invest more than 15% of its net assets inilliquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     3. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

      4.  The Master Portfolio may not purchase interests, leases, or limited partnerships interests in oil, gas, or other mineral exploration or development programs.

5.  The Master Portfolio will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks.  The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type:  “Important Notice Regarding Change in Investment Policy.”  This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

All Funds.

     A Fund may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. A Fund will include the original cost of the securities so acquired in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus.  A diversified Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company.  If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of a Fund's investment policies or restrictions.

    The Trust may make commitments more restrictive than the restrictions listed above with respect to a Fund so as to permit the sale of shares of the Fund in certain states.

    The Trust has adopted a non-fundamental policy that prohibits any Fund from acquiring any securities of other open-end investment companies or registered unit investment trusts in reliance on subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act except for the Atlas Independence Portfolios.

PORTFOLIO TURNOVER

    For reporting purposes, a Fund calculates its portfolio turnover rate by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  In determining portfolio turnover, a Fund excludes all securities whose maturities at the time of acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's portfolio (other than short-term money market securities) were replaced once during the fiscal year.  Based on this definition, the policy of each Money Fund in investing in securities with remaining maturities of less than one year is expected to result in a portfolio turnover rate of 0%.

    The following table represents each stock or bond Fund’s portfolio turnover rate for the fiscal years ended December 31, 2005 and 2004.

Fund Name	Year Ended December 31, 2005	Year Ended December 31, 2004

Balanced Fund	95.47%	95.61%
Emerging Growth Fund	173.00%	197.56%
Global Growth Fund	27.64%	19.96%
Growth Opportunities Fund	76.85%	101.63%
Strategic Growth Fund	70.91%	115.49%
Value Fund	30.56%	85.38%
American Enterprise Bond Fund	155.08%	23.34%
California Municipal Bond Fund	13.27%	10.25%
National Municipal Bond Fund	32.64%	15.26%
Strategic Income Fund	88.58%	97.55%
U.S. Government and Mortgage Securities Fund	142.61%	15.11%
Independence Eagle Bond Fund[1]	0.00%	N/A
Independence Flagship Fund	12.16%	37.44%
Independence Star Spangled Fund[1]	0.00%	N/A

The Fund commenced operations on November 30, 2005.

The relatively high portfolio turnovers of the American Enterprise Bond Fund and the U.S. Government and Mortgage Securities Fund during 2005 reflects the efforts of the Funds’ new Sub-Adviser to transition each Fund’s portfolio consistent with the Sub-Adviser’s investment management techniques.

    Increased portfolio turnover will likely result in correspondingly greater brokerage commissions and dealer markups which must be paid by the Funds.  To the extent that portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates (except shareholders who invest through IRAs and other tax-deferred retirement plans which are not taxed currently on accumulations in their accounts).  To the extent that increased portfolio turnover results in sales of securities held less than three months, a Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected (see "Taxes," below).

MANAGEMENT OF THE TRUST

Organization.

    The Trust is an open-end, management investment company, or mutual fund, currently offering eighteen separate series of shares.  The Trust was organized as a Maryland corporation on November 17, 1987, began operations on January 10, 1990 and reorganized as a Delaware Statutory Trust on February 27, 2004.

    The Trust is governed by its Board of Trustees, which meets periodically throughout the year to oversee the Trust's activities and the actions of the service providers to the Funds and to perform the duties required by applicable state and federal law. Delaware law requires each Trustee to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interest of the Trust, and with the care that an ordinary prudent person in a like position would use under similar circumstances.

Trustees and Officers.

     The Trustees and principal officers of the Trust, their business addresses, positions held, length of time served, principal occupations for the past five years, other trusteeships/directorships held and number of funds overseen by each Trustee are set forth in the following table.

Trustees who are “Interested Persons” of the Trust

Name, (Year of Birth) and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(4)	Other Trusteeships/ Directorships Held by Trustee

Marion O. Sandler, (1930) (1) 1901 Harrison Street Oakland, CA 94612	Trustee, Chairman of the Board	Since 11/1987 Term: Continuous	Chairman of the Board and Chief Executive Officer of World Savings Bank, FSB (“World Savings”), Golden West Financial Corporation (“GWFC”), Atlas Securities, Inc. (“Distributor”) and the Adviser	Eighteen	Atlas Insurance Trust
Russell W. Kettell, (1944) (1) 1901 Harrison Street Oakland, CA 94612	Trustee	Since 12/1989 Term: Continuous	President of GWFC and Senior Executive Vice President of World Savings	Eighteen	Atlas Insurance Trust

Trustees who are not “Interested Persons” of the Trust

Name, (Year of Birth) and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/Directorships Held by Trustee

Barbara A. Bond, (1946) (2) (3) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 12/1989 Term: Continuous	Certified Public Accountant/Tax Partner of Hood & Strong LLP	Eighteen	Atlas Insurance Trust
David M. Laney, (1949) (2) 794 Davis Street San Leandro, CA 94577-6900

Trustee

		Since 11/05 Term: Continuous	Partner, Jackson Walker L.L.P; Partner, Jenkins & Gilchrist P.C.; Managing Partner, Jenkins & Gilchrist P.C.	Eighteen	Atlas Insurance Trust, Matador Resources, Inc., Chairman of the Board of National Railroad Passenger Corporation (AMTRAK)

Daniel L. Rubinfeld, (1945) (2) (5) 794 Davis Street San Leandro, CA 94577-6900

Trustee

		From 12/1989 to 8/1997 and from 3/1999 to present Term: Continuous	Professor of Law and Professor of Economics, University of California, Berkeley	Eighteen	Atlas Insurance Trust
David J. Teece, (1948) (2) (5) 794 Davis Street San Leandro, CA 94577-6900	Trustee	Since 12/1989 Term: Continuous	Professor, Haas School of Business and Director, Institute of Management, Innovation and Organization, University of California, Berkeley	Eighteen	Atlas Insurance Trust, LECG Corp.: a professional services firm

Principal Officers who are Not Trustees

Name, (Year of Birth) and Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

W. Lawrence Key, (1953) 794 Davis Street San Leandro, CA 94577-6900	President and Chief Operating Officer	Since 8/2004 Term of Offices: Continuous

August 2004 to present – President and Chief Operating Officer of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; January 2004 to present – Group Senior Vice President of World Savings; December 2003 to present – Director of the Distributor and the Adviser; September 2001 to December 2003 – Group Senior Vice President and Chief Operating Officer of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; May 2000 to August 2001 – Group Senior Vice President and National Sales Manager of the Distributor

Lezlie A. Iannone, (1957) 794 Davis Street San Leandro, CA 94577-6900	Group Senior Vice President and Secretary	Since 10/2004 Term of Offices: Continuous

July 2005 to present – Group Senior Vice President and Secretary of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; October 2004 to June 2005 – Senior Vice President and Secretary of the Trust, Atlas Insurance Trust, the Distributor and the Adviser; May 2000 to present – Senior Vice President of the Distributor

Gene A. Johnson, (1952) 794 Davis Street San Leandro, CA 94577-6900	Vice President and Treasurer	Since 1/2000 Since 7/1998 Term of Offices: Continuous	January 2000 to present – Vice President of the Trust, Atlas Insurance Trust and the Adviser; July 1998 to present – Treasurer of the Trust and Atlas Insurance Trust
Stuart Brunet, (1961) 794 Davis Street San Leandro, CA 94577-6900	Chief Compliance Officer	Since 2/2006 Term of Office: Continuous

February 2006 to present – Vice President and Chief Compliance Officer of the Trust, Atlas Insurance Trust and the Adviser; April 2005 to February 2006 – Vice President and Compliance Officer of the Adviser; 2000 to 2005 – Vice President of  Marketocracy, Inc. of San Mateo, CA - President & Chief Compliance Officer of Marketocracy Capital Management, LLC (2001-2005) and Vice President & Chief Compliance Officer of Marketocracy Funds (2001-2005)

Eilleen Clavere, (1952) 794 Davis Street San Leandro, CA 94577-6900	Vice President, Legal Counsel and Assistant Secretary	Since 4/2005 Term of Office: Continuous

April 2005 to present - Vice President, Legal Counsel and Assistant Secretary to the Trust, Atlas Insurance Trust, the Adviser and the Distributor; May 2001 to April 2005 – Counsel at Kirkpatrick, Lockhart, Nicholson Graham

(1)  Trustee who is an "interested person" of the Trust due to his or her affiliation with the Adviser.

(2)  Member of the Contracts Committee and Audit Committee.

(3)  In her capacity as a Partner of Hood & Strong, Ms. Bond prepares tax returns for Mr. Kettell and Mrs. Sandler and her husband, and a private foundation which the Sandlers have established. Fees for such work are paid to Hood & Strong and are not material.

(4)  Includes the portfolios of Atlas Funds (17) and Atlas Insurance Trust (1).

(5)  Member of the Nominating Committee.

Committees of the Board.

     The Trust has an Audit Committee comprised of Ms. Bond, who serves as Chair, and Messrs. Rubinfeld, Laney and Teece, all independent members of the Board. The function of the Audit Committee is the oversight of the Trust's accounting and financial reporting policies and practices, its internal controls and the internal controls of the Trust's principal service providers. The Audit Committee acts as a liaison between the Trust's independent registered public accounting firm and the full Board of Trustees. There were two Committee meetings during 2005.

     The Trust has a Contracts Committee comprised of Mr. Rubinfeld, who serves as Chair, Ms. Bond, Mr. Laney and Mr. Teece, all independent members of the Board. The Contracts Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the Trust and its investment adviser or its affiliates, such as the investment advisory contracts, principal underwriting agreement, and plans of distribution under Rule 12b-1, that the Trust may enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Trustees on these matters. The Contracts Committee met once during 2005.

The Trust has a Nominating Committee comprised of Mr. Rubinfeld and Mr. Teece, both independent members of the Board.  The Nominating Committee's functions are to evaluate the size and composition of the Board, and formulate policies and objectives concerning the desired mix of independent trustee skills and characteristics, identify and screen trustee candidates for appointment to the Board, and submit final recommendations to the full Board for approval, review independent trustee compensation at least every two years, and expense reimbursement policies as appropriate, review memoranda prepared by legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of trustees or raise concerns regarding potential conflicts of interest, and make recommendations to the full Board concerning the appointment of independent trustees to the Board’s committees and, if considered desirable, the appointment of the Chair of each Board committee and periodic changes in those appointments and designations. The Nominating Committee may consider candidates suggested by shareholders of the Fund. Any recommendations by shareholders must be submitted in writing, addressed to the Nominating Committee at the Funds’ offices, and must contain sufficient background information concerning the candidate to enable the Nominating Committee to make an informed judgment as to the candidate’s qualifications. The Nominating Committee met once during 2005.

Ownership of Trust Shares.

Trustees who are “Interested Persons” of the Trust

Name of Trustees	Dollar Range of Equity Securities in A Fund as of 12/31/05	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in the Atlas Family of Investment Companies as of 12/31/05
Marion O. Sandler

Emerging Growth-over $100,000

Global Growth-over $100,000

Growth Opportunities-over $100,000

Strategic Growth-$50,001- $100,000

Strategic Income-$50,001-$100,000

Value Fund-over $100,000

California Municipal Money-over $100,000

Over $100,000

Russell W. Kettell	None	None

Trustees who are not “Interested Persons” of the Trust

Name of Trustees	Dollar Range of Equity Securities in a Fund as of 12/31/05	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustees in the Atlas Family of Investment Companies as of 12/31/05
Barbara A. Bond	Growth Opportunities-$1-$10,000 U.S. Government and Mortgage Securities-$1-$10,000	$10,001-$50,000
David M. Laney	None	None
Daniel L. Rubinfeld	Growth Opportunities-over $100,000 U.S. Government and Mortgage Securities-$10,001-$50,000 California Municipal Money-over $100,000	Over $100,000
David J. Teece	None	None

   The following table sets forth the aggregate compensation paid by the Trust for the Trust's fiscal year ended December 31, 2005 to the Trustees that are not affiliated with the Adviser (the same persons serve as the unaffiliated Trustees of the Atlas Insurance Trust) and the aggregate compensation paid to such Trustees for service on the Trust's Board and that of all other funds in the "Fund Complex" (including the Atlas Insurance Trust):

Name	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees

Trustees who are not “Interested Persons” of the Trust

Barbara A. Bond	$37,319	None	N/A	$37,600 (19)*
Jerome A. Gitt**	$25,897	None	N/A	$26,100(19)*
Daniel L. Rubinfeld	$36,726	None	N/A	$37,000(19)*
David J. Teece	$32,280	None	N/A	$32,550(19)*
David M. Laney	$7,848	None	N/A	$7,900(19)*

Trustees who are “Interested Persons” of the Trust

Marion O. Sandler	None	None	N/A	None
Russell W. Kettell	None	None	N/A	None

*Indicates total number of funds in the Fund Complex during the year ended December 31, 2005.

**  Effective September 6, 2005, Mr. Gitt resigned from the Board of Trustees.

Code of Ethics.

    The Trust, the Adviser and the Distributor have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Barclays Global Fund Advisors, Boston Safe Advisors, Inc., Hotchkis and Wiley Capital Management LLC, New York Life Investment Management LLC, OppenheimerFunds, Inc., Renaissance Investment Management and Turner Investment Partners, Inc., also have each adopted codes of ethics under rule 17j-1 of the 1940 Act which have been approved by the Board of Trustees of the Trust. These codes of ethics permit personnel who are subject to the codes to invest in securities, including securities that may be purchased or held by the Funds subject to certain pre-clearance, reporting and other requirements.

Proxy Voting Procedures.

The Trust has delegated proxy voting responsibilities for securities held by the funds to the Adviser and Sub-Advisers, as applicable, subject to the Board’s general oversight.  In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Funds’ and its shareholders best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser and Sub-Advisers have adopted their own proxy voting policies and guidelines for this purpose (collectively, the "Proxy Voting Procedures").  The Proxy Voting Procedures address, among other things, material conflicts of interest that may arise between the interests of a Fund and the interests of the Adviser, Sub-Advisers and their affiliates.  The Proxy Voting Procedures are provided in Appendix B of this SAI.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-933-2852 and (2) on the SEC’s website at http://www.sec.gov/.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following are deemed "Principal Holders" due to the level of ownership in the Fund indicated as of March 31, 2006:

Fund Name	Percentage Ownership	Beneficial/Record

GROWTH OPPORTUNITIES FUND

Wells Fargo Bank NA FBO World 401K Minneapolis, MN	12.97%

Beneficial

CALIFORNIA MUNICIPAL MONEY MARKET FUND

W & D Sunrise Ltd. Yorba Linda, CA	8.34%	Record
Terry Fleming Buena Park, CA	7.51%	Record

Fund Name	Percentage Ownership	Beneficial/Record

BALANCED FUND

Atlas Independence Flagship Fund San Leandro, CA	35.24%	Record
Wells Fargo Bank NA FBO World 401K Minneapolis, MN	12.63%	Beneficial

STRATEGIC GROWTH FUND

Wells Fargo Bank NA FBO World 401K Minneapolis, MN	25.79%	Beneficial
Atlas Independence Flagship Fund San Leandro, CA	19.56%	Record

STRATEGIC INCOME FUND

Atlas Independence Flagship Fund San Leandro, CA	6.74%	Record

GLOBAL GROWTH FUND

Wells Fargo Bank NA World 401K Minneapolis, MN	17.43%	Beneficial
Charles Schwab & Co. Inc. San Francisco, CA	5.00%	Beneficial

EMERGING GROWTH FUND

Atlas Independence Flagship Fund San Leandro, CA	22.13%

Record

Wells Fargo Bank NA World 401K Minneapolis, MN	7.39%

Beneficial

INDEPENDENCE EAGLE BOND FUND

PFPC Trust Company IRA R/O Thomas M. Lovett Venice, FL	5.93%	Beneficial
Dorothy Hines The Dorothy Hines Living Trust Agoura Hills, CA	5.11%	Record

INDEPENDENCE STAR SPANGLED FUND

Melvin Levine Levine Living Trust Camarillo, CA	9.05%	Record

VALUE FUND

Atlas Independence Flagship Fund San Leandro, CA	16.88%	Record
Wells Fargo Bank NA World 401K Minneapolis, MN	6.90%	Beneficial

Fund Name	Percentage Ownership	Beneficial/Record

AMERICAN ENTERPRISE BOND FUND

Atlas Independence Flagship Fund San Leandro, CA	13.07%	Record

     As of March 31, 2006, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and Distributor, owned beneficially and of record an aggregate of 2.61% of the shares outstanding of Emerging Growth Fund, 0.05% of Money Market Fund, 1.23% of Value Fund, 0.09% of Independence Flagship Fund and 0.01% of S&P 500 Index Fund. In addition, as of such date, theAdviser owned beneficially and of record an aggregate of 1.21% of the shares outstanding of Value Fund, 1.59% of American Enterprise Bond Fund, 0.80% of Money Market Fund, 0.24% of Independence Flagship Fund, 3.94% of Independence Eagle Bond Fund, 3.77% of Independence Star Spangled Fund and the Distributor owned beneficially and of record an aggregate of 1.58% of the shares outstanding of Value Fund and 3.35% of Money Market Fund.

    As of March 31, 2006, officers and trustees as a group owned approximately 1.14% of the shares of California Municipal Money Fund, but owned less than 1% of the shares of each of the other Funds.  As of such date, the officers and Trustees as a group owned less than 1% of the Trust’s shares in total.

INVESTMENT ADVISORY AND OTHER SERVICES

    The Adviser, a wholly owned subsidiary of Golden West Financial Corporation, serves as the investment adviser to the Trust. Golden West Financial Corporation is a New York Stock Exchange listed savings and loan holding company headquartered in Oakland, California.  The Trust has entered into an Investment Advisory Agreement with the Adviser dated January 12, 1990 (the "Advisory Agreement"), which was last approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, at a meeting held on November 18, 2005.

     The Advisory Agreement with respect to each Fund is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or (ii) the vote of a majority of trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval.  The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

    The directors and officers of the Adviser are: Marion O. Sandler (Director), Russell W. Kettell (Director), W. Lawrence Key (Director, President and Chief Operating Officer), Matthew L. Sadler (Senior Vice President), Lezlie A. Iannone (Group Senior Vice President and Secretary), Mary Jane Fross (Vice President and Controller), Gene A. Johnson (Vice President and Assistant Treasurer) and Stuart Brunet (Chief Compliance Officer).

    Under the Advisory Agreement, the Adviser has agreed to reduce its fees to a Fund if the Fund's annual ordinary operating expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.  The Adviser calculates and administers this expense limitation separately with respect to each Fund.  Expenses which are not subject to this limitation are interest, taxes, 12b-1 fees and extraordinary expenses.  Expenditures, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs incurred in connection with the purchase or sale of portfolio securities, are accounted for as capital items and not as expenses.  Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. The Adviser has agreed to waive all or a portion of management fees and absorb a portion of the ordinary operating expense of the Independence Eagle Bond Fund and the Independence Star Spangled Fund through April 29, 2007, in order to cap operating expenses at levels set forth in the current Prospectus.  The Adviser has also agreed to voluntarily waive a portion of management fees and absorb a portion of the ordinary operating expense for the American Enterprise Bond Fund, the California Municipal Money Fund, the Money Market Fund, and the S&P 500 Index Fund.

     The Advisory Agreement provides that the Funds will not hold the Adviser or any of its officers or employees liable for, and will indemnify them against, any costs and liabilities they may incur as a result of any claim against them in the good faith exercise of their powers under the Agreement, excepting matters as to which they have been guilty of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under the Agreement, or matters in violation of applicable law.

For the fiscal years ended December 31, 2003, 2004 and 2005 the Adviser received management fees in the amount $9,149,415, $10,441,210 and $14,740,061 respectively. Such amounts were net of management fee waivers in the amount of $201,383, $420,461 and $878,846 respectively. Each Fund pays the Adviser a management fee at an annual rate equal to a percentage of each Fund's average net assets as follows:

Funds	Assets Up to $100 Million	Assets Over $100 Million and Up to $500 Million	Assets Over $500 Million
Money Funds	.50%	.50%	.475%
Bond Funds (other than the Strategic Income Fund)	.55%	.55%	.50%
Strategic Income Fund	.75%	.70%	.65%
Balanced, Growth Opportunities and Strategic Growth Funds	.70%	.60%	.50%
Emerging Growth, Global Growth and Value Funds	.80%	.75%	.70%
Atlas Independence Portfolios and S&P 500 Index	.25%	.25%	.23%

Lawrence Key, Gene Johnson and Matthew Sadler (the “Investment Committee”) are primarily responsible for the day-to-day management of the Atlas Independence Portfolios. Messrs. Key, Johnson and Sadler are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Lawrence Key	4	$123,437,193	0	$0	0	$0
Gene Johnson	4	$123,437,193	0	$0	0	$0
Matthew Sadler	4	$123,437,193	0	$0	0	$0

The information in the above table is as of December 31, 2005.

None of the accounts managed by Messrs. Key, Johnson and Sadler base their advisory fee on the performance of the account.

Messrs. Key, Johnson and Sadler are not directly compensated for managing the Atlas Independence Portfolios. Instead, each receives a monthly salary solely based upon their employment with Atlas Advisers with no bonus.

The Investment Committee manages each Atlas Fund independent of the other accounts it manages. The Investment Committee convenes monthly to determine allocation among the eligible Atlas Funds. Because all accounts managed by the Investment Committee only invest in other Atlas Funds and because all Atlas Funds are open-end mutual funds offering an unlimited number of shares, there is no potential for a material conflict concerning allocation of investment opportunities.

As of December 31, 2005, Messrs. Key, Johnson and Sadler did not beneficially own any shares of the Atlas Independence Portfolios.

    Effective October 19, 2004, New York Life Investment Management LLC is the Sub-Adviser to the Atlas Balanced Fund. Effective October 20, 2004, Renaissance Investment Management is the Sub-Adviser to the Atlas Strategic Growth Fund. Effective December 1, 2004, Boston Safe Advisors, Inc. is the Sub-Adviser to the Atlas Money Market Fund. Effective March 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas U.S. Government and Mortgage Securities Fund. Effective July 1, 2005, OppenheimerFunds, Inc. is the Sub-Adviser to the Atlas American Enterprise Bond Fund. As compensation for the services rendered under each sub-

advisory agreement, the Adviser pays each Sub-Adviser a fee at an annual rate equal to the following percentages:

Fund	Annual Sub-Advisory Fee
Atlas Balanced Fund	.35% on the first $100 million in assets .25% over $100 million in assets
Atlas Strategic Growth Fund	.35% on the first $75 million in assets .25% over $75 million in assets
Atlas Money Market Fund	.10% on daily net assets
Atlas U.S. Government and Mortgage Securities Fund	.30% on the first $50 million in assets .20% on the next $50 million in assets .12% over $100 million in assets
Atlas American Enterprise Bond Fund	.18% on daily net assets

Sub-Advisers.

Boston Safe Advisors, Inc.

    Boston Safe Advisors, Inc. ("Boston Safe") serves as Sub-Adviser to the Trust with respect to the California Municipal Money Fund, the National Municipal Bond Fund and the California Municipal Bond Fund (the “Atlas Municipal Funds”), pursuant to a Sub-Advisory Agreement dated February 27, 2004, and the Money Market Fund, pursuant to a Sub-Advisory Agreement dated December 1, 2004.  The Adviser pays Boston Safe for its portfolio management services out of the management fees the Adviser receives from those Funds.  For the fiscal years ended December 31, 2003, 2004 and 2005, Boston Safe received sub-advisory fees in the amount of $718,762, $778,046 and $1,082,188  respectively. Boston Safe is a wholly-owned subsidiary of Equity (MA) Trust, an indirect, wholly-owned subsidiary of Mellon Trust of New England, N.A., and an indirect, wholly-owned subsidiary of Mellon Financial Corporation.

    Mr. John Flahive is responsible for the day-to-day management of the Atlas Municipal Funds as well as the Money Market Fund. Mr. Flahive is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

John Flahive	14	$5,433,436,737	0	$0	0	$0

    The information in the above table is as of December 31, 2005. Mr. Flahive is a dual employee of The Dreyfus Corporation and Mellon Trust of New England, N.A. and its bank affiliates (“Mellon”).  The above information reflects registered investment companies managed by Mr. Flahive in his capacity with Boston Safe and as a dual employee of The Dreyfus Corporation.  In addition, Mr. Flahive is also the head of the Mellon Private Wealth Management Fixed Income Group and has oversight responsibilities for all Mellon accounts managed by that group.

   None of the accounts managed by Mr. Flahive base their advisory fee on the performance of the account and there is no difference in the methodology of compensation with other accounts managed.

    Mr. Flahive is compensated by Mellon Financial Corporation or its affiliates, and not by the Funds.  His compensation is comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long-term incentive plan, and (iv) benefits that are offered to similarly situated employees of Mellon Financial affiliated firms.

    The incentive compensation plan is comprised of three components: portfolio performance  (weighted approximately 70%), individual qualitative performance (approximately 25%), and the overall performance of Mellon’s Private Wealth Management group (approximately 5%).  The incentive plan compensation is paid entirely in cash and can be in a range of 0% to 200% of the market-based salary.

    Portfolio performance is measured by the 1-year (weighted 35%) and 3- year (weighted 65%) pre-tax annualized total return of all Mr. Flahive’s accounts relative to annual total return, the trailing calendar year performance managed benchmark and unmanaged benchmark and the trailing three year unmanaged benchmark and managed benchmark, respectively.

    Compensation based on Mr. Flahive’s contribution to management of Mellon investment is based on the discretion of Senior Management.  Some categories that may be used to determine include: contribution to new business, client retention, people development; overall effectiveness of supervision and management/managing for results, attracting and retaining talent, strategic focus, fund growth/gain in market share, portfolio turnover and cash management.  Additional factors may be considered at their discretion.

    Certain portfolio managers and assistant portfolio managers are also eligible to participate in the Long Term Incentive Plan of Mellon’s Private Wealth Management Group.  A long-term incentive pool is established at the beginning of the plan year.  Eighty percent of this pool is allocated to the individual participants as target awards and the remaining twenty percent is held in reserve until the end of the performance period (3 years).  At the end of the performance period, the twenty percent of the award pool that has been held in reserve may be awarded to participants at management’s discretion.  Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for Mellon’s Elective Deferred Compensation Plan.  Individuals participating in the Long Term Incentive Plan of Mellon’s Private Wealth Management group are not eligible to receive stock options.

    Investment professionals may be selected to participate in Mellon’s Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of Mellon Financial.  The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of Mellon Financial’s stock on the date of grant.  Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant.  Investment professionals may also receive restricted stock as part of their compensation.  If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary.  Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting the unvested options and/or restricted stock are forfeited.

    As of December 31, 2005, John Flahive did not beneficially own any shares of the funds advised by Boston Safe.

Hotchkis and Wiley Capital Management LLC

         Hotchkis and Wiley Capital Management LLC ("HWCM") serves as Sub-Adviser to the Trust with respect to the Value Fund pursuant to a Sub-Advisory Agreement dated May 17, 2004. The Adviser pays HWCM for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2004 and 2005 HWCM received sub-advisory fees in the amount of $72,009 and $317,581.

    Patricia McKenna, Sheldon Lieberman, Joe Huber, George Davis and Stan Majcher are the five portfolio managers with the most significant responsibility for the management of the fund. Each member is also responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Patricia McKenna	18	$15,579,791,676	9	$966,647,005	95	$12,956,710,326

Sheldon Lieberman	18	$15,579,791,676	9	$966,647,005	95	$12,956,710,326

Joe Huber	18	$15,579,791,676	9	$966,647,005	95	$12,956,710,326

George Davis	18	$15,579,791,676	9	$966,647,005	95	$12,956,710,326

Stan Majcher	18	$15,579,791,676	9	$966,647,005	95	$12,956,710,326

    In addition, advisory fees for one Registered Investment Company and several other accounts are based on the performance of the account as shown below:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Patricia McKenna	1	$2,263,014,348	0	$0	6	$1,153,429,927

Sheldon Lieberman	1	$2,263,014,348	0	$0	6	$1,153,429,927

Joe Huber	1	$2,263,014,348	0	$0	6	$1,153,429,927

George Davis	1	$2,263,014,348	0	$0	6	$1,153,429,927

Stan Majcher	1	$2,263,014,348	0	$0	6	$1,153,429,927

    The information in the above tables is as of December 31, 2005.

    The Value Fund is managed by HWCM’s investment team (“Investment Team”).  The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies.  The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy.  Consequently, the performance of portfolios may vary due to these different considerations.  The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy.  HWCM may be restricted from purchasing more than a limited percentage of the outstanding shares of a company.  If a company is a viable investment for more than one investment strategy, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.

    Different types of accounts and investment strategies may have different fee structures.  Additionally, certain accounts pay HWCM performance-based fees, which may vary depending on how well the account performs compared to a benchmark.  Because such fee arrangements have the potential to create an incentive for HWCM to favor such accounts in making investment decisions and allocations, HWCM has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

    Since all accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

    Portfolio Managers are supported by the full research team of the Sub-Adviser.  Compensation is used to reward, attract and retain high quality investment professionals.  An investment professional, such as a Portfolio Manager, has a base salary and is eligible for an annual bonus. Some Portfolio Managers also are involved in client servicing, marketing and in the general management of the Sub-Adviser and are evaluated and compensated based on these functions as well as their investment management activities.

    HWCM believes consistent execution of the proprietary research process results in superior, risk-adjusted portfolio returns.  It is the quality of the investment professional’s execution of this process rather than the performance of particular securities that is evaluated in determining compensation.  Compensation likewise is not tied to performance of the Fund or separate accounts, of specific industries within the Fund or separate accounts or to any type of asset or revenue related objective, other than to the extent that the overall revenues of the Sub-Adviser attributable to such factors may affect the size of HWCM’s overall bonus pool.

    Bonuses and salaries for investment professionals are determined by the Chief Executive Officer of HWCM using annual evaluations, compensation surveys, feedback from other employees and advice from members of HWCM’s Executive Committee and HWCM’s Compensation Committee.  The amount of the bonus usually is shaped by the total amount of HWCM’s bonus pool available for the year, which is generally a function of net income, but no investment professional receives a bonus that is a pre-determined percentage of net income.

    Each of the Portfolio Managers owns equity in HWCM.  HWCM believes that the ownership structure of the firm is a significant factor in ensuring a motivated and stable employee base.

    As of December 31, 2005, no one on the Investment Team beneficially owned any shares of the Value Fund.

New York Life Investment Management LLC

    New York Life Investment Management LLC (“NYLIM”) serves as Sub-Adviser to the Trust with respect to the Balanced Fund pursuant to a Sub-Advisory Agreement dated October 19, 2004. The Adviser pays NYLIM for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2004 and 2005, NYLIM received sub-advisory fees in the amount of $26,558 and $164,548. NYLIM is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC, which is a wholly-owned subsidiary of New York Life Insurance Company.

    Joan Sabella is responsible for the day-to-day management of the fund. Ms. Sabella is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Joan Sabella	4	$1,317,817,417	0	$0	8	$113,850,397

     The information in the above table is as of December 31, 2005.

     None of the accounts listed above have advisory fees based on performance of the account.

    There are no material conflicts of interest between the Balanced Fund and any of the other accounts Ms. Sabella manages.

     Ms. Sabella is compensated through a structure comprised of base pay and an annual incentive based on performance against individual and organizational unit objectives, as well as business unit and overall NYLIM results.  The plan is designed to align manager compensation with investors’ goals by rewarding portfolio managers who meet the long-term objective of consistent, dependable and superior investment results, measured by the performance of the products under the individual’s management.  In addition, she participates in a long-term incentive program.  There is no difference in the methodology of compensation with other accounts she manages.

    As of December 31, 2005, Joan Sabella did not beneficially own any shares of the Balanced Fund.

OppenheimerFunds, Inc.

     OppenheimerFunds, Inc. ("Oppenheimer") serves as Sub-Adviser to the Trust with respect to the Global Growth, Growth Opportunities, and the Strategic Income Fund pursuant to a Sub-Advisory Agreement dated February 27, 2004, as Sub-Adviser to the U.S. Government and Mortgage Securities Fund pursuant to a Sub-Advisory Agreement dated March 1, 2005 and as Sub-Adviser to the American Enterprise Bond Fund pursuant to a Sub-Advisory Agreement dated July 1, 2005. The Adviser pays for its portfolio management services out of the management fees the Adviser receives from those Funds. For the fiscal years ended December 31, 2003, 2004 and 2005, Oppenheimer received sub-advisory fees in the amount of  $1,638,477, $2,255,532 and $3,013,587 respectively.

    Rajeev Bhaman is responsible for the day-to-day management of the Global Growth Fund. Christopher Leavy and David Poiesz are responsible for the day-to-day management of the Growth Opportunities Fund. Arthur P. Steinmetz is responsible for the day-to-day management of the Strategic Income Fund. Angelo Manioudakis, Benjamin J. Gord, Geoffrey Caan and Antulio Bomfim are responsible for the day-to-day management of the U.S. Government and Mortgage Securities Fund and American Enterprise Bond Fund.  Messrs. Bhaman, Leavy, Poiesz, Steinmetz, Manioudakis, Gord, Caan and Bomfim are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed*	Number of Accounts	Total Assets of Accounts Managed*	Number of Accounts	Total Assets of Accounts Managed*

Rajeev Bhaman	14	$24,741.8	2	$177.6	0	$0
Christopher Leavy	12	$9,808.8	1	$10.5	1	$65.7
David Poiesz	4	$4,515.04	0	$0	0	$0
Arthur Steinmetz	5	$11,888.1	3	$55.3	4	$1,004.3
Angelo Manioudakis	16	$12,217.1	6	$194.8	1	$39.5
Benjamin J. Gord	13	$11,705.7	6	$194.8	1	$39.5
Geoffrey Caan	13	$11,705.7	6	$194.8	1	$39.5
Antulio Bomfim	13	$11,705.7	6	$194.8	1	$39.5

*in millions

    In addition, advisory fees for one Registered Investment Company overseen by Mr. Bhaman is based on the performance of the account as shown below:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed*	Number of Accounts	Total Assets of Accounts Managed*	Number of Accounts	Total Assets of Accounts Managed*

Rajeev Bhaman	1	$144.9	0	$0	0	$0

*in millions

The information in the above tables for all individuals as of December 31, 2005.

    As indicated above, Mr. Bhaman, Mr. Leavy, Mr. Poiesz, Mr. Steinmetz, Mr. Manioudakis, Mr. Gord, Mr. Caan and Mr. Bomfim also manage other funds and/or accounts. Potentially, at times, those responsibilities could conflict with the interests of the Atlas Fund each manages. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Atlas Fund’s investment objectives and strategies. For example one of the portfolio managers may need to allocate investment opportunities between the Atlas Fund he manages and another fund or account having similar objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Atlas Fund he manages. Not all funds and accounts advised by Oppenheimer have the same management fee. If the management fee structure of another fund or account is more advantageous to Oppenheimer than the fee structure of an Atlas Fund, Oppenheimer could have an incentive to favor the other fund or account. However, Oppenheimer's compliance procedures and Code of Ethics recognize Oppenheimer’s fiduciary obligation to treat all of its clients, including the Atlas Funds, fairly and equitably, and are designed to preclude the Oppenheimer portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, an Oppenheimer portfolio manager may manage other funds or accounts with investment objectives and strategies similar to those of the Atlas Fund he manages, or he may manage funds or accounts with different investment objectives and strategies.

     The Oppenheimer portfolio managers are employed and compensated by Oppenheimer, not the funds. Under Oppenheimer’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of Oppenheimer. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their shareholders. Oppenheimer’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2005, the Oppenheimer portfolio managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of Oppenheimer’s holding company parent. Senior portfolio managers may also be eligible to participate in Oppenheimer’s deferred compensation plan.

To help the Manager attract and retain talent, the base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The applicable benchmark for the Global Growth Fund is Lipper Global Multi-cap Growth Funds, the benchmark for the Growth Opportunities Fund is Lipper Large Cap Core Funds, the benchmark for the Strategic Income Fund is Lipper Multi-Sector Income Funds, the benchmark for the U.S. Government and Mortgage Securities Fund is Lipper U.S. Mortgage and the benchmark for the American Enterprise Bond Fund is Lipper Intermediate Investment Grade Debt Fund.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers’ compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Managers.  The compensation structures of certain accounts managed by Messrs. Bhaman, Leavy, Poiesz, Manioudakis, Gord, Caan, Bomfim and Steinmetz is the same as the compensation structure of the Atlas Funds, described above.  The compensation structure of other portfolios managed by two of the Portfolio Managers is different from the compensation structure of the Atlas Funds, described above.  A portion of the Portfolio Managers’ compensation with regard to those portfolios may, under certain circumstances, include an amount based in part on the amount of the portfolios’ management fees.

As of December 31, 2005, the Portfolio Managers did not beneficially own any shares of the Atlas Funds.

Renaissance Investment Management

    Renaissance Investment Management (“Renaissance”) serves as Sub-Adviser to the Trust with respect to the Strategic Growth Fund pursuant to a Sub-Advisory Agreement dated October 20, 2004. The Adviser pays Renaissance for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2004 and 2005, Renaissance received sub-advisory fees in the amount of $54,409 and $278,812. Renaissance is controlled by Affiliated Managers Group, Inc., a publicly traded company.

    Michael Schroer is responsible for the day-to-day management of the fund. Mr. Schroer is responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Michael Schroer	2	$100,478,135	0	$0	638	$1,692,944,290

    The information in the above table is as of December 31, 2005.

    None of the accounts listed above have advisory fees based on performance of the account.

    There are no material conflicts of interest between the Strategic Growth Fund and any of the other accounts Michael Schroer manages.

    Mr. Schroer is compensated through a structure comprised of a percentage of overall firm revenues and a 50% share of overall firm profits. Firm revenues are a function of overall firm assets under management and the fee rates charged to those assets. Firm profits are the cash flows remaining after all other compensation and firm operating expenses are paid. There is no difference in the methodology of compensation with other accounts he manages.

    As of December 31, 2005, Michael Schroer did not beneficially own any shares of the Strategic Growth Fund.

Turner Investment Partners, Inc.

Turner Investment Partners, Inc. (“Turner”) serves as Sub-Adviser to the Trust with respect to the Emerging Growth Fund pursuant to a Sub-Advisory Agreement dated February 27, 2004. The Adviser pays Turner for its portfolio management services out of the management fees the Adviser receives from the Fund. For the fiscal years ended December 31, 2003, 2004 and 2005, Turner received sub-advisory fees in the amount of $74,395, $193,178 and $252,573 respectively.

    Thomas DiBella, Kenneth Gainey and Steven Gold are responsible for the day-to-day management of the Fund. The portfolio managers are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Tom DiBella	3	$182,000,000	13	$588,000,000	17	$1,300,000,000
Kenneth Gainey	3	$182,000,000	13	$588,000,000	17	$1,300,000,000
Steven Gold	3	$879,000	12	$587,000,000	1	$86,000,000

    In addition, advisory fees for one Registered Investment Company is based on the performance of the account as shown below:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Tom DiBella	2	$114,000,000	0	$0	0	$0
Kenneth Gainey	2	$114,000,000	0	$0	0	$0
Steven Gold	1	$879,000	0	$0	0	$0

    The information in the above tables is as of December 31, 2005.

    As is typical for many money managers, potential conflicts of interest may arise related to Turner’s management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollar and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.  Please also see Turner’s Form ADV, Part II for a description of some of its policies and procedures in this regard.

    Turner’s investment professionals receive a base salary commensurate with their level of experience.  Turner’s goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys.  Bonus compensation, which is a multiple of base salary, is based on the performance of each individual’s sector and portfolio assignments relative to appropriate market benchmarks.  In addition, each employee is eligible for equity ownership and equity owners share the firm’s profits.  Most of the members of the Investment Team and all Portfolio Managers for the Funds, are equity owners of Turner.  This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

The objective performance criteria noted above accounts for 90% of the bonus calculation.  The remaining 10% is based upon subjective, “good will” factors including teamwork, interpersonal relations, the individual’s contribution to overall success of the firm, media and client relations, presentation skills, and professional development.  Portfolio managers/analysts are reviewed on an annual basis.  The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals’ compensation.  The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

As of December 31, 2005, neither Thomas DiBella nor Kenneth Gainey nor Steven Gold beneficially owned any shares of the Emerging Growth Fund.

Approval of Advisory and Sub-Advisory Agreements.

     Each Sub-Advisory Agreement is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the appropriate Fund, or (ii) the vote of a majority of trustees who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement also provides that the Trust or the Adviser has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other parties, that the Sub-Adviser has the right with respect to any Fund to terminate without penalty upon 120 days written notice, and that the Sub-Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Each Sub-Advisory Agreement contains indemnification provisions similar to those of the Advisory Agreement.

The Trust and the Adviser have obtained an exemptive order from the SEC that permits the Trust and the Adviser to retain Sub-Advisers and modify sub-advisory arrangements without shareholder approval.

     Under the exemptive order, the Adviser acts as a "manager-of-managers" for certain Atlas funds, and supervises the provision of portfolio management services to those funds by the Sub-Advisers. The Adviser has ultimate responsibility (subject to oversight by the Board of Trustees) to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

12b-1 Distribution Plan.

    The Trust has adopted a Distribution Plan (the "Distribution Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). Under the Distribution Plan, each Fund, except for the Atlas Independence Portfolios, is authorized to spend up to 0.25% of its average daily net assets on activities primarily intended to result in the sale of its shares. The Distribution Plan also provides that the Adviser may pay Service Agents for servicing and distribution services out of its management fee income from the Trust, its past profits or any other source available to it.  During the fiscal year ended December 31, 2005, the Distributor received reimbursements pursuant to the Distribution Plan for distribution expenses in the amount of $5,920,912 and waived fees in the amount of $131,328.

    The Distribution Plan made payments to the Distributor to reimburse it for expenses incurred in selling the Trust's shares to the public. These expenses included marketing, compensation and client service matters. In the fiscal year ended December 31, 2005, the Distributor incurred $19,797,728 in sales related expenses and $8,351,592 in service related expenses, for a total of $28,149,320, a sum far in excess of the monies receive under the Distribution Plan noted above. Unreimbursed expenses are not carried forward and are borne by the Distributor.

    The Distribution Plan is subject to annual renewal by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Distribution Plan (the "Qualified Trustees").  In approving the Distribution Plan, the Trustees determined that it was in the best interests of the shareholders of each respective Fund and further determined that there was a reasonable likelihood that the Distribution Plan would benefit shareholders. Agreements related to the Distribution Plan must also be approved by such vote of the Trustees and the Qualified Trustees as described above.

    The Distribution Plan requires that, at least quarterly, the Trustees must review a written report prepared by the Treasurer of the Trust enumerating the amounts expended and purposes therefore under each Distribution Plan.  The Distribution Plan also requires that, so long as they are in effect, the Qualified Trustees shall have the authority to select and nominate other Qualified Trustees on behalf of the full Board of Trustees.

Payments to Certain Intermediaries.

    Apart from the Distribution Plan, either the Adviser or the Distributor, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers or other intermediaries in consideration of promotional or administrative services.

    Payments may be made to firms such as 401(k) and other retirement plan administrators, wrap program sponsors and administrators, mutual fund marketplaces and networks, financial advisory and planning firms, broker-dealers, and other financial intermediaries.  Payments may relate to selling and/or servicing activities, such as: access to an intermediary’s customers or network; recordkeeping services; aggregating, netting and transmission of orders; generation of sales and other informational materials; individual or broad-based marketing and sales activities; wholesaling activities; conferences; retention of assets; new sales of Fund shares, and a wide range of other activities. Compensation amounts generally vary, and can include various initial and on-going payments. Additional compensation may also be paid to broker-dealers who offer certain Funds as part of a special preferred-list or other preferred treatment program. The Adviser and the Distributor may pay extra compensation out of their own resources to financial services firms selling or servicing Fund shares.

    Payments were made during the Funds’ most recent fiscal year to Edgewood Services, Inc., E-Trade, Charles Schwab & Co., Inc., Fidelity Investments (National Financial Services, LLC), Wells Fargo Bank, N.A., and TD Waterhouse (National Investor Services Corporation).

    Firms that receive these various types of payments may have a conflict of interest in selling the Funds rather than other mutual funds, particularly if these payments exceed the amounts paid by other mutual funds.

Investment Adviser to the Master Portfolio.

    BGFA provides investment advisory services to the Master Portfolio pursuant to an investment advisory contract separate from the agreement between the Trust and the Adviser. Under the agreement, BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for the services provided.

    The Master Portfolio is a separate series of the Master Investment Portfolio ("MIP"). MIP, organized as a Delaware statutory trust on October 20, 1993, consists of thirteen series.

    The BGFA advisory contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The BGFA advisory contract is terminable without penalty, on 60 days written notice by MIP's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's shares, or, on not less than 60 days written notice, by BGFA. The BGFA advisory contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

    The Master Portfolio paid advisory fees to BFGA, without waivers, for time periods and in amounts as follows: for the fiscal years ended December 31, 2003, 2004 and 2005: $1,436,333, $1,401,018 and $1,188,574 respectively.

    Lisa Chen and Patrick O’Connor are responsible for the day-to-day management of the Master Portfolio. The portfolio managers are responsible for advising the following types of accounts:

	Registered Investment Companies		Other Pooled Investment Companies		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed	Number of Accounts	Total Assets of Accounts Managed

Lisa Chen	96	$ 156,418,400,000	1	$ 173,800,000	6	$ 9,010,800,000
Patrick O’Connor	96	$ 156,418,400,000	1	$ 173,800,000	6	$ 9,010,800,000

    The information in the above table is as of December 31, 2005.

    Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seek to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or sampling the securities that compose those indexes based on objective criteria and data. The Portfolio Managers are required to manage each portfolio or account to meet those objectives. Pursuant to Barclays Global Investors, N.A. (“BGI”) and BGFA policy, investment opportunities are allocated equitably among the Master Portfolios and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Master Portfolios, seeking such investment opportunity. As a consequence, from time to time each Master Portfolio may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.

    Like the Master Portfolios, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio’s or account’s gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, interestholders of the Master Portfolios should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

    As of December 31, 2005, each Portfolio Manager receives a salary and is eligible to receive an annual bonus. Each Portfolio Manager’s salary is a fixed amount generally determined annually based on a number of factors, including, but limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus is a discretionary amount determined annually based on the overall profitability of the various Barclays Global Investors companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance. The Portfolio Manager’s salary and annual bonus are paid in cash. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

    Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under CEP, these awards are determined annually, and vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period.  If the award is not notionally invested, the original award amount is paid once vested.

    A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owns all of the Barclays Global Investors companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.

    As of December 31, 2005, neither Lisa Chen nor Patrick O’Connor beneficially owned any shares of the S&P 500 Index Master Portfolio.

Other Service Providers

Transfer Agent and Custodian.

    PFPC, Inc. acts as Transfer Agent for the Trust's shares.  Investors Bank & Trust Company acts as Custodian for securities and other assets of the Trust, and maintains certain related books and records on behalf of the Trust.

Independent Registered Public Accounting Firm.

    The Trust's Board of Trustees has appointed Deloitte & Touche LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2006 subject to satisfactory negotiation of terms of engagement. Deloitte & Touche will conduct the annual audit of the Trust, and Deloitte Tax LLP, an affiliate, will prepare each Fund's federal and state income tax returns.

Legal Counsel.

   Paul, Hastings, Janofsky & Walker LLP, located at 55 Second Street, 24th Floor, San Francisco, California 94105, acts as legal counsel for the Trust, Trust's Adviser and Distributor.

BROKERAGE ALLOCATION AND OTHER PRACTICES

    When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best price and execution, the order is placed by the Adviser or Sub-Adviser with that broker-dealer.  This may or may not be a broker-dealer who has provided research, statistical, or other related services to the Adviser or Sub-Adviser or has sold shares of the Funds.  Subject to the requirement of seeking the best available prices and execution, the Adviser or Sub-Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers who have provided research, statistical, and other related services to the Adviser or Sub-Adviser for the benefit of the Trust. The Adviser is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expenses of the Adviser. Broker-dealers used by the Stock Funds' Sub-Advisers to execute portfolio transactions for the Funds provide research services to the Sub-Advisers. Transactions in the other Funds were on the principal basis.

Because the S&P 500 Index Fund invests all of its assets in a corresponding Master Portfolio, set forth below is a description of the Master Portfolio’s policies governing portfolio securities transactions.

Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, SEI Distributors Inc. or Barclays Global Investors Services. In the over‑the‑counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. A Master Portfolio may purchase securities from underwriting syndicates of which SEI is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Master Portfolio’s Board of Trustees.

The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, BGFA is responsible for the Master Portfolio’s investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best overall terms taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the dealer’s risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.

In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. BGFA may cause the Master Portfolio to pay a broker/dealer that furnishes brokerage services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA.

Brokerage Commissions Paid.

Fiscal Year Ended December 31,

	2003	2004	2005
Balanced Fund	$15,074	$29,978	$46,329
Emerging Growth Fund	307,488	359,359	277,439
Strategic Income Fund	3,868	4,002	15,422
Global Growth Fund	178,488	159,377	222,844
Growth Opportunities Fund	1,048,749	915,681	589,474
Strategic Growth Fund	69,299	81,725	71,420
Value Fund	73,920	24,754	45,869

    For the stated time periods, the Master Portfolio paid brokerage commissions as follows: for the fiscal years ended December 31, 2003, 2004 and 2005, $98,111, $103,291 and $56,934, respectively.

    The Bond Funds will effect transactions in financial and interest rate futures contracts on the Chicago Mercantile Exchange and other boards of trade through futures commissions merchants and at negotiated commissions.  The Stock Funds will effect transactions in stock index futures on boards of trade through futures commissions merchants and at negotiated commissions and transactions in forward foreign currency contracts on exchanges or in the spot market.

     There are occasions on which the Adviser or Sub-Adviser, on behalf of the Trust, may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Adviser or Sub-Adviser, or for trusts or other accounts served by affiliated companies of the Adviser or  Sub-Adviser.  Although such concurrent trading potentially could be either advantageous or disadvantageous to the Trust, they will be effected only when the Adviser or  Sub-Adviser believes that to do so is in the best interests of the Trust.  When such concurrent trading occurs, the Adviser or Sub-Adviser will seek to average prices or otherwise allocate the executions in an equitable manner among the Trust and the other parties involved.

      Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliated persons of the Master Portfolio including Stephens, Inc. or Barclays Global Investors Services. The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. It is the policy of the adviser to the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved.

    Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. Such rebates are considered in assessing the best overall terms available for any transaction. The Master Portfolio may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the adviser to the Master Portfolio determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the adviser. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.   As of December 31, 2005, the Funds and the Master Portfolio owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:

	Shares or Units	Value

Balanced Fund

Morgan Stanley & Co., Inc. ……………………………...

Goldman Sachs & Co., Inc. ……………………………...

Bear Stearns & Co., Inc. …………………………….…...

Citigroup …………………………….…………………...

Credit Suisse First Boston …………………………….… Lehman Brothers, Inc. …………………………….……..

Merrill Lynch, Pierce, Fenner & Smith ……………..…...

	250,000 1,039,834 454,233 300,000 450,000 450,000 300,000	$276,390 1,073,682 928,342 327,302 472,384 501,976 309,371

Growth Opportunities Fund

Citigroup …………………………….…………………...

UBS AG…………………………………………………..

Bank of America Securities LLC ………………………...

Lehman Brothers, Inc. …………………………….……..

Goldman Sachs & Co., Inc……………………………….

JP Morgan & Co. Securities Inc………………………….

	42,150 111,500 86,936 6,300 1,925,730 177,200	$2,045,540 10,609,225 4,012,096 807,471 4,333,220 7,033,068

Global Growth Fund

Credit Suisse Group………………………………………

JP Morgan & Co. Securities, Inc. ….…………………….

Goldman Sachs & Co., Inc. ……………………………...

Citigroup …………………………….…………………..

Morgan Stanley & Co., Inc. ……………….……………..

	68,778 66,811 1,450,378 17,766 61,500	$3,500,419 2,651,729 1,450,378 862,184 3,489,510

Strategic Income Fund

Deutsche Bank ……………………..……………….…...

Credit Suisse First Boston …………………………….…

Lehman Brothers, Inc. …………………………….……..

Citigroup …………………………….…………………..

Morgan Stanley & Co., Inc. ……………………………..

JP Morgan & Co. Securities, Inc. ….…………………….

Bank of America Securities LLC ………………………..

Bear Stearns & Co., Inc. …………………………….…...

UBS ………………………………………………….…...

	28,220,163 42,384,323 4,716,634 4,116,765,756 5,932,137 5,610,974,693 62,146,833 90,000 7,822,800	$10,415,556 4,900,404 2,710,039 8,932,894 6,109,915 3,066,954 4,230,677 88,954 2,086,628

Emerging Growth Fund

Goldman Sachs & Co., Inc. ……………………………...	1,023,376	$1,023,376

Money Market Fund

Deutsche Bank…………………………………………… Credit Suisse First Boston………………………………...	4,500,000 5,000,000	$4,499,796 5,000,022

Value Fund

JP Morgan & Co. Securities, Inc. ….……………………. Bank of America Securities LLC ………………………...	94,600 23,500	$3,754,674 1,084,525

	Shares or Units	Value

American Enterprise Bond Fund

JP Morgan & Co. Securities Inc………………………….

Citigroup …………………………….…………………...

Lehman Brothers, Inc…………………………………….

Bear Stearns & Co., Inc…………………………………..

Credit Suisse First Boston Corp………………………….

Morgan Stanley & Co., Inc. ……………………………...

Goldman Sachs & Co., Inc. ……………………………...

Merrill Lynch, Pierce, Fenner & Smith ……………..…...

	2,111,384 727,198 744,598 265,000 230,000 125,000 370,000 265,000	$2,118,967 742,489 743,635 261,920 234,621 134,359 380,611 261,701

U.S. Government and Mortgage Fund

Lehman Brothers, Inc. …………………………….…….. JP Morgan & Co. Securities Inc…………………………. Bank of America Securities LLC………………………… Citigroup………………………………………………….	3,581,721 3,136,927 5,547,800 1,250,000	$3,576,940 3,152,173 5,509,796 1,263,028

Master Portfolio

Lehman Brothers, Inc. …………………………….……..

Merrill Lynch, Pierce, Fenner & Smith ……………..…...

Morgan Stanley & Co., Inc. ……………………………...

Bear Stearns & Co., Inc. …………………………….…...

Credit Suisse First Boston …………………………….…

Goldman Sachs & Co., Inc. ……………………………...

UBS ………………………………………………….…...

Bank of America Securities LLC ………………………...

Citigroup …………………………….…………………..

JP Morgan & Co. Securities, Inc. ….……………………

7,777,509 194,885 7,466,712 23,944 4,246,358 95,609 5,790,488 10,501,590 1,072,143 741,202	$15,008,141 13,199,561 20,208,987 2,766,250 4,246,358 12,210,225 5,790,488 48,914,126 52,031,100 29,418,307

Disclosure of Portfolio Holdings.

The Funds have adopted, and the Board of Trustees has approved, policies and procedures designed to monitor the dissemination of the Funds portfolio holdings.

    No disclosure of portfolio holdings information may be made to any person or entity except as follows:

    The Funds disclose their portfolio holdings quarterly, in their Annual and Semi-Annual Reports, as well as in filings with the SEC no later than 60 days after the end of the applicable quarter.

    To the extent permitted under applicable law, the Funds’ chief compliance officer has authorized the release of information regarding the Funds’ holdings on a daily basis to providers of custody, pricing, proxy voting, accounting, auditing and research and trading services to the Funds, currently including:

Investors Bank & Trust Company, in connection with the provision of services as the Funds’ Custodian, Administrator and Securities Lending Agent;

Third-party providers of proxy voting services, such as Institutional Shareholder Service (ISS) and Automatic Data Processing (ADP);

Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, in connection with the provision of services related to the audit of the Funds’ financial statements and certain non-audit services; and

Third-party providers of pricing services, such as FT Interactive Data.

In addition to this list of recipients, the Funds’ chief compliance officer, upon receiving a specific request for a list of portfolio holdings, may decide to provide this information after concluding that disclosure of portfolio holdings is in the best interests of fund shareholders. Such disclosure is only permitted if the Funds’ chief compliance officer concludes that it is being done in a manner that, among other things, does not put the interests of the Funds’ investment adviser, distributor, or any affiliated person of the Funds, the investment adviser or the distributor, above those of fund shareholders.

If disclosure is permitted, such information is strictly limited to the intended purpose that the Funds’ chief compliance officer believes is reasonably necessary in connection with the services to be provided and made subject to the terms of a written confidentiality agreement. The terms of the written confidentiality agreement include using the information only for its intended purpose and prohibiting trades based on this information.

The Funds’ portfolio holdings information may not be disseminated for compensation.

CAPITAL STOCK AND OTHER SECURITIES

The Trust's Board of Trustees has authorized two classes of shares of beneficial interest (Class A and Class B) for each Fund, which constitute the Trust's shares of capital stock.  There are currently no Class B shares outstanding and such shares are not being offered for sale.

   The Trust does not normally hold annual shareholders meetings. Meetings of shareholders will be held as determined by the Board of Trustees or as required by the 1940 Act or other applicable law.  Shareholder meetings may be called for such matters as electing Trustees, approving investment advisory agreements or making a change to a Fund's fundamental policies. Each shareholder is entitled to one vote per share on matters affecting that Fund and on general matters.  Shareholders of a particular Class have the exclusive right to vote by Class on matters determined by the Board to affect only that Class. On all other matters submitted to a vote of the shareholders, the holders of separate Classes of shares of a Fund vote together as a single Class.  A meeting must be held within 60 days in the event that, at any time, less than a majority of the Trustees holding office were elected by shareholders.  Holders of 10% of the shares of a Fund may require a shareholder meeting for any reason, including removal of a Director.

     The Trust currently issues only one class of shares of beneficial interest of each separate series of shares which share in proportional ownership of the assets of that series. There are no cumulative voting rights nor are there any extraordinary limitations to the rights and privileges of ownership and redemption.

                    PURCHASE, REDEMPTION AND PRICING OF SHARES

Prices of Shares.

    The price to be paid by an investor for shares of a Fund, after receipt by the Funds' shareholder Services Agent (the “Agent”) of a request in good order, is the next determined net asset value per share which the Trust calculates once daily as of the close of regular trading (normally 4:00 p.m., New York time) each business day the New York Stock Exchange ("NYSE") is open for unrestricted trading.  The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

Stock and Bond Funds.

    In determining the net asset value per share of each Stock Fund and Bond Fund, the fair value of all securities, determined as described below, is added to the fair value any other assets to arrive at total assets. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net asset figure obtained as described above is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.  For purposes of determining the net asset value per share of each Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

    The Trust values fixed-income portfolio securities including U.S. Treasury obligations, and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks or savings and loan associations, commercial paper, corporate short-term notes and other short term investments with original or remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type.  In circumstances where the Adviser or Sub-Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used.  The Trust amortizes to maturity all securities with 60 days or less to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

    The Trust deems the maturities of variable or floating rate instruments, or instruments which a Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

    The Trust values equity securities listed or traded on an exchange at their last sales price on the exchange where the security is principally traded.  Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day.  Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities.  Each security reported on the NASDAQ National Market System is valued at the NASDAQ "Official Closing Price" if approved by the Board.  These procedures need not be used to determine the value of debt securities owned by the Fund if, in the opinion of the Board of Trustees some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value.  A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Adviser to be the primary market for such security.  Shares of open end investment companies are valued at net asset value per share. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board.

    Securities for which market quotes are not readily available and all other securities and other assets of the Fund are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. These procedures provide a number of factors to be taken into account by a Pricing Committee composed of members of the Fund's management and representatives of the relevant portfolio management team. The Board generally reviews reports of these fair value determinations at its regular meetings, unless a valuation matter requires its earlier attention.

    With regard to the S&P 500 Index Fund, in determining the Master Portfolio’s net asset value, the Master Portfolio’s investments are generally valued using market valuations.  A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost.  In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share.  BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing services valuation matrix may be considered a market valuation.

Money Market Funds.

    It is the Trust's policy to use its best efforts to maintain a constant per share price for the Money Funds equal to $1.00.

    The portfolio instruments of the Money Funds are valued on the basis of amortized cost.  This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

    The valuation of each Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of each Fund's per share net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act.  Under this rule, each Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Board of Trustees, and as required by the rule, to be of high quality with minimal credit risks.  High quality is defined as the top two quality rating grades as rated by any two nationally recognized statistical rating organizations ("NRSRO"), or by one NRSRO if rated by only one, or if not rated by an NRSRO, of comparable quality as determined by the Adviser or Sub-Adviser.

    In accordance with the rule the Board of Trustees has established procedures designed to stabilize, to the extent reasonably practicable, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00.  Such procedures include review of each Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of a Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.  The rule also provides that the extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees.  In the event the Board of Trustees determines that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause a Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

Payment and Terms of Offering.

    Payment of shares purchased must accompany the purchase order either by check or by wire made payable to the Fund or to Atlas Funds and sent to the Agent.  As a condition of this offering, if the Trust cancels an order to purchase shares due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, the Trust shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse the Trust for the loss incurred.  The Trust may prohibit future orders from investors whose purchase orders have been canceled due to nonpayment. The Distributor or the Adviser will reimburse the Fund for any such losses not recovered from the shareholder.

     The Trust reserves the right to change the generally applicable minimum initial or subsequent investment amounts at any time upon disclosure of such change in the prospectus or a supplement.  The Trust may waive or reduce the minimum initial or subsequent investment amount without prior prospectus disclosure for types of accounts involving scheduled continuous investments such as automatic purchase plans and employee benefit plan investment programs.  For purposes of determining eligibility for reduced minimum initial amounts, "employee accounts" are defined as accounts of officers, Trustees, current or retired employees of Golden West Financial Corporation and its operating subsidiaries.  An order to purchase shares is not binding on the Trust until the Agent confirms it in writing (or by other arrangements made with the Trust, in the case of orders utilizing wire transfer of funds) and the Trust receives payment.  Any purchase order or exchange may be rejected by the Trust or the Distributor prior to confirmation, and the Trust reserves the right, upon prior written notice to a shareholder, to refuse to accept any additional purchase or exchange requests from the shareholder.

The Shareholder Account.

    When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's instructions on the account application.  A shareholder will receive from the Agent a confirmation statement showing the current transaction and a summary of the status of the account as of the transaction date after each investment, redemption (except for a redemption by Checkwriting), exchange of Atlas Fund shares or any payment or reinvestment of dividends or distributions.  The minimum redemption amounts and minimum account balances described in the Prospectus do not apply to mandatory periodic payments under an IRA or SEP Plan or other qualified benefit plan.

OTHER INVESTMENT AND REDEMPTION SERVICES

Telephone Redemptions.

     When utilizing the telephone redemption service, the shareholder must give the full registration name, address, number of shares to be redeemed, account number and name of the Fund in order for the redemption request to be processed. A corporation, partnership or other entity wishing to utilize the telephone redemption services must have on file with the Trust a Securities Transaction Form indicating the name, title and the person authorized to act on its behalf. For a corporation, the Securities Transaction Form must be signed by a duly authorized officer(s) and the signature guaranteed or the corporate seal affixed.

    Any changes or exceptions (made more than 30 days from the election of the feature) to the original instructions of a shareholder with respect to telephone redemption must be made in writing, with signature(s) guaranteed, and will be effective upon receipt by the Agent.  The Agent and the Trust reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option upon 30 days' written notice.

Redemptions in Kind.

    It is possible that unusual conditions may arise in the future which would, in the opinion of the Board of Trustees of the Trust, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities or other property of a Fund.  The Trust would value securities delivered in payment of redemptions at the same value assigned to such securities in computing the net asset value per share.  Shareholders receiving such securities would incur brokerage costs when they sell these securities.  If the Trust so elects, however, it must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of a Fund at the beginning of such period.

CheckwritingRedemptions.

     The checkwriting feature available for Atlas money and bond fund accounts does not create a bank or savings and loan checking account or any banking relationship between you and the fund or any bank or savings and loan association.  A "check" is merely an instruction to the Shareholder Service Agent to process a redemption.  Because the Agent is not a depository institution, it can give no assurance that a stop payment order will be effective.

TAXATION OF THE FUNDS

    Each Fund intends to continue to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code").  If a Fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

    To so qualify under Subchapter M, a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies.  To qualify, a Fund must also diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

    If for any reason a Fund failed to qualify under Subchapter M, then such Fund would be taxable as a regular corporation under Subchapter C of the Code, with the result that, among other things, (i) the Fund would not be entitled to a deduction for distributions made to the shareholders, subjecting the net marginal rates of up to 39%, and (ii) distributions made to the shareholders would be treated as corporate distributions taxable as dividends to the extent of earnings and profits of the Fund.

    The S&P 500 Index Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. Under the Code, the Master Portfolio is treated as a non-publicly traded partnership rather than as a regulated  investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any interest, dividends, or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding cash distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of interest, dividends and gains without a corresponding cash distribution.

    Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements.  Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods.  The term "distributed amount" generally means the sum of (i) ordinary income and capital gain net income actually distributed by a Fund in the current year and (ii) any amount on which a Fund pays income tax for the year.  Each Fund intends to continue to meet these distribution requirements to avoid the excise tax liability.

    To the extent that dividends received by a Fund would qualify for the 70% dividends received deduction available to corporations or the reduced maximum rate available to individuals, a Fund must designate in a written notice to shareholders, mailed not later than 60 days after the close of its taxable year, the amount of the Fund's dividends that would be eligible for this treatment.

    Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend during January of the following year.

Long-Term Capital Gains.

    Each Fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss realized on sales of portfolio securities.   Any dividend or capital gain distribution paid by a Fund has the effect of reducing the net asset value per share on the record date by the amount of the distribution.  Therefore, such a distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder, to the extent that it is paid on the shares so purchased, even though subject to income taxes.  A sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Foreign Shareholders.

    Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate).  Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.  Each Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce a Fund's investment income, generally at rates from 10% to 40%.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes. To the extent a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of the such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their United States income taxes.

     As a general policy, however, shares of the Funds are not made available to persons who do not have a residence within the United States of America or its territories.

Other Matters.

    Investors should be aware that the investments to be made by the Bond Funds may involve sophisticated tax rules such as the original issue discount and mark to market rules that would result in income or gain recognition without corresponding current cash receipts. Although these Funds will seek to avoid significant noncash income, such noncash income could be generated.  Investors should be aware that the Stock Funds and the Strategic Income Fund may invest in securities issued by foreign companies or governments and traded in foreign markets.

Tax Aspects of Covered Calls and Hedging Transactions.

    Certain foreign currency exchange contracts in which a Fund may invest are treated as "section 1256 contracts."  Gains or losses relating to section 1256 contracts generally are characterized under the Code as 60% long-term and 40% short-term capital gains or losses.  However, foreign currency gains or losses arising from certain section 1256 contracts generally are treated as ordinary income or loss.  In addition, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.  These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Code.  An election can be made by a Fund to exempt these transactions from this mark-to-market treatment.

    Certain forward contracts entered into by a Fund may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by a Fund on straddle positions.  Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

    Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.  Currency gains and losses may be offset against market gains and losses before determining a net "Section 988" gain or loss under the Code, which may increase or decrease the amount of a Fund's investment company income available for distribution to its shareholders.

Special Tax Considerations for the Municipal Funds.

General.

    The percentage of total dividends paid by the Municipal Funds with respect to any taxable year and qualified for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year.  In order for the Municipal Funds to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Municipal Funds' assets must consist of tax-exempt securities.  In addition, each of the Municipal Funds must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by the Municipal Fund during the taxable year.  Not later than 60 days after the close of its taxable year, each Municipal Fund will notify each shareholder of the portion of the dividends paid by the Municipal Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends.  The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the Municipal Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

    The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an alternative minimum tax on individuals at a rate of up to 28% and on corporations at a rate of 20%.  The Municipal Funds are not restricted in the percentage of securities subject to the alternative minimum tax they may hold or the amount of income subject to the alternative minimum tax they may distribute.

     Further, under the Code corporate shareholders must include federal exempt-interest dividends in their adjusted current earnings for calculation of corporate alternative minimum taxable income.

    Substantially all "investment company taxable income" earned by the Municipal Funds will be distributed to shareholders.  In general, a Municipal Fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year.  The Municipal Funds would be taxed on any undistributed investment company taxable income.  Since it is intended that any such taxable income will be distributed, it will be taxable to shareholders as ordinary income.  Similarly, distributions of capital gains, if any, will be taxable to shareholders.  Market discount earned on tax-exempt obligations will not qualify as tax-exempt income.

California.

     Like the Municipal Funds, the California Funds are subject to federal tax under Subchapter M of the Code (as described above). With respect to taxation by California, in general, California has adopted federal law with respect to the taxation of regulated investment companies and their shareholders.  In any year in which a California Fund qualifies as a regulated investment company under the Code and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of that California Fund consists of bonds the interest on which (when held by an individual) is exempt from personal income taxation under California law ("California Exempt Securities"), then that California Fund will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends").  The California Funds intend to qualify under the above requirement so that they may pay California exempt-interest dividends.  If a California Fund fails to so qualify, no part of that California Fund's dividends will be exempt from California personal income tax.  Even if a California Fund qualifies under the above requirement, any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

    Not later than 60 days after the close of its taxable year, each California Fund will notify each of its shareholders of the portion of the dividends exempt from California personal income tax paid by such fund to the shareholder with respect to such taxable year.  The total amount of California exempt-interest dividends paid by a California Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the California Fund during such year on California-Exempt Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of another California tax-exempt fund and dividends paid to the California Fund's corporate shareholders) that are deemed to have been paid from such interest.  Dividends paid to individual shareholders by the California Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates.  For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the California Fund from California-Exempt Securities for such year in the same ratio as such interest from California-Exempt Securities bears to the total gross income earned by the Fund for the year.  The effect of this accounting convention is that amounts of interest from California-Exempt Securities received by the California Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

    In cases where shareholders are "substantial users" or "related persons" with respect to California-Exempt Securities held by a California Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the California Fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes.

    Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be subject to California tax. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry California Funds shares is not deductible for California corporate or personal income tax purposes if the California Fund distributes California exempt-interest dividends during the shareholder's taxable year.

Other Matters.

    Shares of the Municipal Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the tax-exempt nature of Municipal Funds' dividends, and such dividends would be ultimately taxable to the beneficiaries when distributed to them.  In addition, the Municipal Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof.  "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

    Interest on indebtedness incurred by a shareholder to purchase or carry Municipal Fund shares is not deductible for federal income tax purposes if the Municipal Fund distributes exempt-interest dividends during the shareholder's taxable year.  If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.

*          *          *

    The foregoing is a general abbreviated summary of present United States federal income taxes and, as to the California Funds, of California franchise and income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to dividends and distributions received.

UNDERWRITERS

     The Trust has entered into a Principal Underwriting Agreement with the Distributor, 794 Davis Street, San Leandro, California, which serves as the sole underwriter and Distributor, on a continuous basis of each Fund's shares.  The Distributor, like the Adviser, is a wholly-owned subsidiary of Golden West Financial Corporation.

    The Principal Underwriting Agreement contains indemnification provisions similar to those of the Advisory Agreement.

FINANCIAL STATEMENTS

    The Trust's audited financial statements for its fiscal year ended December 31, 2005, as contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2005 (the "Annual Report"), are incorporated herein by reference to the Annual Report which has been filed with the SEC.  Such financial statements of the Trust have been audited by the Trust's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein by reference in reliance upon such report of Deloitte & Touche LLP, given upon their authority as experts in accounting and auditing.

    The financial statements of the S&P 500 Index Master Portfolio have been audited by the independent registered public accounting firm of PricewaterhouseCoopers LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein in reliance upon such report of those independent registered public accounting firms, given upon their authority as experts in accounting and auditing. Any person not receiving the Annual Report previously or with this Statement should call or write the Trust to obtain a free copy.

APPENDIX A

INDUSTRY CLASSIFICATIONS

Aerospace/Defense                               Food and Drug Retailers

Air Transportation                                             Gas Utilities*

Asset-Backed                                                   Gold

Auto and Equipment                              Health Care/Drugs

Automotive                                            Health Care/Supplies & Services                        Bank Holding Companies                              Homebuilders/Real Estate

Banks                                                    Hotel/Gaming

Beverages                                            Industrial Services

Broadcasting                                         Information Technology

Broker-Dealers                                                 Insurance

Building Materials                                   Leasing & Factoring

Cable Television                                    Leisure

Chemicals                                             Manufacturing

Commercial Finance                              Metals/Mining

Communication Equipment                     Nondurable Household Goods

Computer Hardware                              Office Equipment

Computer Software                               Oil - Domestic

Conglomerates                                      Oil - International

Consumer Finance                                             Paper

Consumer Services                                 Photography

Containers                                             Publishing

Convenience Stores                                           Railroads & Truckers

Department Stores                                            Restaurants

Diversified Financial                                          Savings & Loans

Diversified Media                                              Shipping

Drug Wholesalers                                              Special Purpose Financial

Durable Household Goods                      Specialty Retailing

Education                                               Specialty Printing

Electric Utilities                                       Steel

Electrical Equipment                              Telecommunications - Long Distance

Electronics                                             Telephone - Utility

Energy Services                                                Textile, Apparel & Home Furnishings

Entertainment/Film                                 Tobacco

Environmental                                       Trucks and Parts

Food                                                      Wireless Services

---------------------------

*For purposes of the Fund's investment policy not to concentrate in securities of issuers in the     same industry, gas utilities and gas transmission utilities each will be considered a separate industry.

APPENDIX B

PROXY VOTING PROCEDURES

Atlas Funds and Atlas Insurance Trust

Boston Safe Advisors (Mellon Financial Corporation)

Hotchkis and Wiley Capital Management LLC

New York Life Investment Management LLC

OppenheimerFunds, Inc.

Renaissance Investment Management

Turner Investment Partners, Inc.

Barclays Global Fund Advisors

  Atlas Funds

Atlas Insurance Trust

Atlas Advisers, INc

Proxy Voting Policy and Procedures

August 16, 2005

The Atlas Funds and Atlas Insurance Trust (collectively referred to as the “Trusts”) and Atlas Advisers, Inc. (the “Adviser”) have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts’ investment portfolios (“Funds”).

Policy

The policy of the Trusts is to delegate the responsibility for voting proxies relating to portfolio securities held by the Funds to the Adviser as a part of the Adviser’s general management of the Funds, subject to the Board’s continuing oversight.  The Board may revoke the adviser’s authority to vote proxies, in whole or in part, at any time.

The Adviser has delegated the responsibility for voting proxies relating to portfolio securities held by a Fund to the sub-adviser retained to provide investment advisory services to such Fund (each a “Sub-Adviser”) in accordance with their own proxy voting policies and procedures.  The Adviser may revoke a Sub-Adviser’s authority to vote proxies, in whole or in part, at any time.

The Adviser provides portfolio management services to the Atlas Fund of Funds and Atlas Balanced Growth Portfolio and may provide similar services to future funds, which invest exclusively in series of Atlas Funds (collectively referred to as Funds of Funds).  The Adviser’s Investment Committee (the “Committee”) will review and vote all proxies issued by the underlying Atlas Funds in each Fund of Funds.   Unless there is an affirmative decision to the contrary, the Committee will generally vote these proxies as recommended by the Board of Trustees of the Atlas Funds.

The Trusts hold the right to vote proxies with respect to portfolio securities held by the Funds.  The Adviser or Sub-Adviser, to which authority to vote on behalf of any Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

The Adviser retains the right to recall any loaned securities subject to a proxy vote, if it is known by the Adviser that such a vote concerns a material issue or event (e.g., a merger).

Procedures

Conflict of Interest

The Adviser and Sub-Adviser have a fiduciary responsibility to identify and address any conflicts of interest.  For this purpose, a “conflict of interest” shall be deemed to occur when the Adviser, Sub-Adviser or an affiliated person of the Adviser or Sub-Adviser has a financial interest in a matter to be voted by proxy on behalf of a Fund, which may compromise the Adviser’s or Sub-Adviser’s independence of judgment and action in voting the proxy.

When reviewing a proxy to be voted on behalf of any Funds of Funds, if the Committee deems that a conflict of interest exists, the Committee will disclose the conflict to the Trusts’ Board and submit such proxy to the Board for voting instructions.  If, as a result of a conflict of interest, the Board is unable to come to a consensus on voting such proxy, the Adviser may employ the services of an independent third party “proxy services firm” to vote the proxy.

At least annually, the Adviser and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall provide to the Board a record of each proxy voted that the Adviser or Sub-Adviser has identified as involving a conflict of interest.  The report will indicate the nature of the conflict of interest and how that conflict was resolved with respect to voting the proxy.

Annual Review of Policies and Procedures

At least annually, the Chief Compliance Officer of the Trusts will affirm to the Board that the Adviser and each Sub-Adviser with authority to vote proxies on behalf of any Fund have adopted written policies and procedures that: i) are reasonably designed to ensure that proxies are voted in the best interests of the Fund and its shareholders and ii) have provisions to address conflicts of interest.

Annual Filing of Proxy Voting Record

The Trusts shall file an annual report of each proxy voted with respect to portfolio securities of the Funds during the 12-month period, ended June 30, on Form N-PX no later than August 31st of each year. The Adviser and each Sub-Adviser with authority to vote proxies on behalf of any Fund shall assist in facilitating the filing of Form N-PX by providing a record of each proxy voted on behalf of the Fund’s portfolio securities.

Proxy Voting Disclosures

Each Trust shall include in its Statement of Additional Information (“SAI") a description of the proxy voting policies and procedures used by the Adviser and by a Sub-Adviser with authority to vote proxies on behalf of any Fund.  A statement shall be included in each Trusts’ SAI disclosing that information regarding the Trusts’ proxy voting record during the most recent 12-month period, ended June 30, is available without charge, upon request, by calling the Trusts’ toll-free telephone number or on the SEC website.

The Trusts shall include in its Annual and Semi-Annual Reports to shareholders a statement that a description of the Policies and Procedures of the Trusts and information regarding the Trusts’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trusts’ toll-free telephone number or on the SEC website.

MELLON FINANCIAL CORPORATION

(Boston Safe Advisors)

PROXY VOTING POLICY

(Approved  08/20/04)

1. Scope of Policy  -  This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation (“Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of Mellon (Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

2. Fiduciary Duty  -  We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants.  With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

3. Long-Term Perspective  -  We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

4. Limited Role of Shareholders  -  We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  We will carefully review proposals that would limit shareholder control or could affect shareholder values.

5. Anti-takeover Proposals  -  We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders.  We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

6. “Social” Issues  -On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues.  Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

7. Proxy Voting Process  -  Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time.  Our guidelines are reviewed periodically and updated as necessary   to reflect new issues and any changes in our policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require.  Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

8. Material Conflicts of Interest  -  We recognize our duty to vote proxies in the best interests of our clients.  We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors.  Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

9. Securities Lending  -  We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

10. Recordkeeping  -  We will keep, or cause our agents to keep, the records for each voting proposal required by law.

11. Disclosure  -We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law.   In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request.  The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law.  We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances.  This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

HOTCHKIS AND WILEY CAPITAL MANAGEMENT

Proxy Voting Policies and Procedures Summary

HWCM acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies, HWCM will vote all proxies in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.

When voting proxies for clients, HWCM’s primary concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  HWCM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.

Each proxy issue will be considered individually.  Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact.  In general, HWCM will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals.  However, HWCM will support shareholder proposals that are consistent with HWCM’s proxy voting guidelines for board-approved proposals

Due to the nature of HWCM’s business and its small size, it is unlikely that conflicts of interest will arise in voting proxies of public companies,.  However, if a potential conflict of interest did arise it would typically be a proxy for a company that is also HWCM’s client.  In this event, the Compliance Department will review these votes to make sure that HWCM’s proposed votes are consistent with the established guidelines and not prompted by any conflict of interest.

HWCM’s Portfolio Services Department is responsible for ensuring that all proxies received by HWCM are voted in a timely manner and voted consistently across all portfolios. Although many proxy proposals can be voted in accordance with our established guidelines, we recognize that some proposals require special consideration, which may dictate that we make an exception to our broad guidelines.

HWCM subscribes to an independent third party proxy research firm which provides analysis and recommendation for company proxies. On specific items where the board-approved recommendation and the research firm’s recommendation do not agree, HWCM will generally approve the board-approved recommendation if it is consistent with our established guidelines.  The HWCM analyst responsible for research for the company makes a determination on how to vote the proxies using our established guidelines.

Whenever HWCM is proposing to vote against the board-approved recommendations or against its established guidelines, the Compliance Department will review these votes to make sure that HWCM’s proposed vote is not prompted by any conflict of interest.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

PROXY VOTING POLICY AND PROCEDURES

I.  Introduction

New York Life Investment Management LLC (the “Adviser”) has adopted these “Proxy Voting Policy and Procedures” (“Policy”) to ensure compliance by the Adviser with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) and Rule 30b1-4 under the Investment Company Act of 1940 and other applicable fiduciary obligations. The Policy is designed to provide guidance to portfolio managers and others in discharging the Adviser’s proxy voting duty, and to ensure that proxies are voted in the best interests of the Adviser’s clients.

II.  Statementof Policy

It is the policy of the Adviser that where proxy voting authority has been delegated to the Adviser by clients, that all proxies be voted in the best interest of the client without regard to the interests of the Adviser or other related parties. For purposes of the Policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.

III.  Procedures

Account Set-up and Review

Initially, the Adviser must determine whether the client seeks to retain the responsibility of voting proxies or seeks to delegate that responsibility to the Adviser.  The responsibility to vote proxies and the guidelines that will be followed for such client will be specified in the client’s investment advisory contract with the Adviser. The client may choose to have the Adviser vote proxies in accordance with the Adviser’s standard guidelines (Appendix A), or the Adviser, in its discretion, may permit a client to modify the Adviser’s standard guidelines. Alternatively, the Adviser may decline to accept authority to vote such client’s proxies. Designated personnel within each portfolio management area will be responsible for ensuring that each new client’s account for which the client has delegated proxy voting authority is established on the appropriate systems.

B.  Proxy Voting

1.  Guidelines for Recurring Issues

The Adviser has adopted proxy voting guidelines as reflected in Appendix A (“Guidelines”) with respect to certain recurring issues. These Guidelines are reviewed on an annual basis by the Adviser’s Proxy Voting Committee and revised when the Proxy Voting Committee determines that a change is appropriate. These Guidelines are meant to convey the Adviser’s general approach to voting decisions on certain issues.  Nevertheless the Adviser’s portfolio managers maintain responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

2.  Use of Third Party Proxy Service

In an effort to discharge its responsibility, the Adviser has examined third-partyservices that assist in the researching and voting of proxies and development of voting guidelines. After such review, the Adviser has selected Institutional Shareholder Services (“ISS”) – a proxy research and voting service – to assist it in researching and voting proxies. ISS helps institutional investors research the financial implications of proxy proposals and cast votes that will protect and enhance shareholder returns. The Adviser will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by ISS. ISS will research each proxy and provide a recommendation to the Adviser as to how to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings to the Guidelines. For clients using proxy voting guidelines different from the Adviser’s Guidelines, the Adviser will instruct ISS to make its voting recommendations in accordance with such modified guidelines. ISS will cast votes in accordance with its recommendations unless instructed otherwise by a portfolio manager as set forth below.

3.  Review of Recommendations

The Adviser’s portfolio managers (or other designated personnel) have the ultimate responsibility to accept or reject any ISS proxy voting recommendation (“Recommendation”). Consequently, the portfolio manager or other appointed staff shall review and evaluate the Recommendation for each proxy ballot before ISS casts the vote, taking into account the Policy, the guidelines applicable to the account(s), and the best interests of the client(s). The portfolio manager shall override the Recommendation should he/she not believe that such Recommendation, based on all facts and circumstances, is in the best interest of the client(s). The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts as further discussed below. The Adviser may have different policies and procedures for different clients which may result in different votes.  Also, the Adviser may choose not to vote proxies under the following circumstances:

If the effect on the client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

If the cost of voting the proxy outweighs the possible benefit; or

If a jurisdiction imposes share blocking restrictions which prevent the Adviser from exercising its voting authority.

4.  Addressing Material Conflicts of Interest

Prior to overriding a Recommendation, the portfolio manager (or other designated personnel) must complete the Proxy Vote Override Form, attached as Appendix B, and submit it to Compliance for determination as to whether a potential material conflict of interest exists between the Adviser and the client on whose behalf the proxy is to be voted (“Material Conflict”). Portfolio managers have an affirmative duty to disclose any potential Material Conflicts known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser or an affiliated person of the Adviser also:

Manages the issuer’s or proponent’s pension plan;

Administers the issuer’s or proponent’s employee benefit plan;

Provided brokerage, underwriting, insurance or banking services to the issuer or proponent; or

Manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser or its control affiliates is a close relative of, or has a personal or business relationship with:

An executive of the issuer or proponent;

A director of the issuer or proponent;

A person who is a candidate to be a director of the issuer;

A participant in the proxy contest; or

A proponent of a proxy proposal.

Material Conflicts based on business relationships or dealings of affiliates of the Adviser will only be considered to the extent that the applicable portfolio management area of the Adviser has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

If Compliance determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may override the Recommendation and vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.  The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential Material Conflict, the Committee may review the following factors, including but not limited to:

The percentage of outstanding securities of the issuer held on behalf of clients by the Adviser.

The nature of the relationship of the issuer with the Adviser, its affiliates or its executive officers.

Whether there has been any attempt to directly or indirectly influence the portfolio manager’s decision.

Whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party.

Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding conflict.

In the event ISS itself has a conflict and thus, is unable to provide a Recommendation, the portfolio manager will make a voting recommendation and complete a Proxy Vote Override Form. Compliance will review the form and if it determines that there is no potential Material Conflict mandating a voting recommendation from the Proxy Voting Committee, the portfolio manager may instruct ISS to vote the proxy issue as he/she determines is in the best interest of clients. If Compliance determines that there exists or may exist a Material Conflict, it will refer the issue to the Proxy Voting Committee for consideration.

5.  Lending

The Adviser will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant portfolio manager(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

6.  Use of Subadvisers

To the extent that the Adviser may rely on subadvisers, whether affiliated or unaffiliated, to manage any client account on a discretionary basis, the Adviser may delegate responsibility for voting proxies to the subadvisers. However, such subadvisers will be required either to follow the Policy and Guidelines or to demonstrate that their proxy voting policies and procedures are consistent with this Policy and Guidelines or otherwise implemented in the best interests of the Adviser’s clients and appear to comply with governing regulations.

C.  Proxy Voting Committee

The Proxy Voting Committee will consist of representatives from various functional areas within the Adviser. It will meet annually and as needed to address potential Material Conflicts as further described above.  The Proxy Voting Committee will have the following responsibilities:

Review potential Material Conflicts and decide (by majority vote) whether to approve override requests made by portfolio managers.

Annually review the Guidelines for voting on recurring matters and make revisions as it deems appropriate.

Recommend and adopt changes to the Policy as needed.

Annually review all portfolio manager overrides.

Annually review ISS reports, including Votes Against Management Reports and the ISS Post-Season Report.

Annually review the performance of ISS and determine whether the Adviser should continue to retain ISS’ services.

Review the Adviser’s voting record (or applicable summaries of the voting record).

Review sub-advisers’ voting records (or applicable summaries of the voting records).

Oversee compliance with the regulatory disclosure requirements.

Report annually to the investment company boards on proxy voting matters, including:

Overrides of Recommendations

Proxy Voting Committee action on potential Material Conflicts

Any changes to the Policy or Guidelines

Comments on the proxy voting records for the funds

Compliance with disclosure requirements

Compliance reports as to reviews by Compliance of overrides

III.  Compliance Monitoring

A.  Monitoring of Overrides

Compliance will periodically review ISS reports of portfolio manager overrides to confirm that proper override and conflict checking procedures were followed.

B.  Supervisory Review

The designated supervisor for each portfolio management area will be responsible for ensuring that portfolio managers are acting in accordance with this Policy.  Supervisors must approve all portfolio manager requests for overrides and evidence such approval by signing the completed Proxy Override Request Form. Compliance will review proxy voting activity as part of its quarterly meetings with each designated supervisor.

C.  Oversight of Sub-advisers

Compliance will annually review the proxy voting policies and procedures of the Adviser’s sub-advisers and report to the Proxy Voting Committee its view as to whether such policies and procedures appear to comply with governing regulations.  The Proxy Voting Committee will further review the voting records of the Adviser’s sub-advisers.

D.  Compliance Reporting to Fund Boards

Each quarter, Compliance will report to each investment company board of directors or trustees for which the Adviser acts as adviser all proxy votes involving the relevant mutual fund in which the Adviser has overridden the Recommendation, and include a description of the reason for the override and whether such override involved a potential material conflict and participation of the Proxy Voting Committee.

Annually, the Proxy Voting Committee will provide the fund boards with a report of relevant proxy voting matters, such as any proposed changes to the proxy voting policy or guidelines, comments on the voting record of the funds (e.g., votes against management), and any votes presenting Material Conflicts.

IV.  Client Reporting

A.  Disclosure to Advisory Clients

On or before August 6, 2003, the Adviser will provide existing clients for whom it exercises voting authority with:

A summary of the Adviser’s policies and procedures; and

Instructions as to how to obtain information from the Adviser on how it has voted with respect to their securities (on votes occurring from June 30, 2003 forward). In addition, the Adviser will update its Form ADV Part II to include a summary of its proxy voting policies and procedures.

The Adviser will also provide a copy of this Policy and the Guidelines upon request from a client.

Beginning July 1, 2004, the Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio. Reports will be available for each twelve month period from July 1 to June 30 of the following year. The initial report will cover the year July 1, 2003 through June 30, 2004. The report will be produced using ISS ProxyMaster software and will generally contain the following information:

The name of the issuer of the security:

The security’s exchange ticker symbol;

The security’s CUSIP number;

The shareholder meeting date;

A brief identification of the matter voted on;

Whether the matter was proposed by the issuer of by a security holder;

Whether the Adviser cast its vote on the matter;

How the Adviser voted; and

Whether the Adviser voted for or against management.

Investment Company Disclosures

The Adviser will ensure that the proxy voting record for the twelve-month period ending June 30 for each registered investment company client is properly reported on Form N-PX no later than August 31 of each year. The Adviser will also ensure that each such fund client states in its Statement of Additional Information (“SAI”) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30, is available through the fund’s website and on the SEC’s website.

The Adviser will ensure that proper disclosure is made in each fund’s SAI describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities. The Adviser will further ensure that the annual and semiannual report for each fund states that a description of the fund’s proxy voting policies and procedures is available: (1) without charge, upon request, by calling a specified toll-free telephone number; (2) on the fund’s website; and (3) on the SEC’s website.

V.  Recordkeeping

Either the Adviser or ISS as indicated below will maintain the following records:

A copy of the Policy and Guidelines (Adviser);

A copy of each proxy statement received by the Adviser regarding client securities (ISS);

A record of each vote cast by the Adviser on behalf of a client (ISS);

A copy of all documents created by the Adviser that were material to making a decision on the proxy voting, (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (ISS and Adviser);

A copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser); and

Minutes of Proxy Voting Committee meetings with supporting documents. (Adviser)

Such records must be maintained for at least six years.

March 2004

Revised December 2005

OPPENHEIMERFUNDS, INC.

OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING SUMMARY

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund.  The Fund’s primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund’s Portfolio Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager where or the Manager’s affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following two procedures:  (1) if the proposal that gives rise to the conflict is specifically addressed in the Guidelines, the Manager will vote the portfolio proxy in accordance with the Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Guidelines or the Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent’s general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent.  If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting.  The Guidelines’ provisions with respect to certain routine and non-routine proxy proposals are summarized below:

The Fund generally votes with the recommendation of the issuer’s management on routine matters, ratification of independent registered public accounting firm, unless circumstances indicate otherwise.

The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others: Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee’s investment in the company.

In general, the Fund opposes anti-takeover proposals and supports the elimination or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.

The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

The Fund opposes proposals to classify the board of directors.

The Fund supports proposals to eliminate cumulative voting.

The Fund opposes re-pricing of stock options without shareholder approval.

The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity.  The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

Renaissance Investment Management

Proxy Voting Policies and Procedures

September 2005

I.          Policy

Proxy voting is an important right of shareholders and reasonable care and diligence must be taken to ensure that such rights are properly and timely exercised.  When Renaissance has discretion to vote the proxies of its clients, it is obligated to vote solely in the best interest of clients.

II.         Voting Guidelines

In the absence of specific voting guidelines from a client, Renaissance will vote proxies in the best interest of the client.

The key objectives of the following policies and procedures recognize that an issuer’s management is entrusted with the day-to-day operations and longer term strategic planning of that issuer, subject to the oversight of its board of directors.  While “ordinary business matters” are primarily the responsibility of management and should be approved solely by the issuer’s board of directors, these objectives also recognize that the shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have substantial economic implications to the shareholders.

The following is a compilation of the most common and recurring proxy issues and guidelines stating the Firm’s proxy voting policy and position, generally, on such issues. Each proxy is reviewed separately and considered on its merits. The Firm reserves the right to vote in whatever manner is in the best interest of the clients.

1. Management Proposals

A.    Election of Directors

We generally support management recommendations for directors. But, we may oppose the management slate or individual directors if we believe the election of any director is not in the best interest of the shareholders.

B.    Selection of Auditors

We will support the selection of auditors we know to be competent, but may vote against any whose integrity or objectivity has come into question.

C.    Classified Board

We typically oppose classified boards because they reduce shareholders’ ability to effect change.

D.    Limiting Shareholders’ Rights to Call Special Meetings

We may support limitations on shareholders’ rights to call special meetings, but we typically oppose the total elimination of such rights.

E.     Limiting Shareholders’ Right to Act by Written Consent

We typically support reasonable limitations on the use of written consent, but typically oppose the total elimination of that right.

F.     Increase in Authorized Common Stock

We generally support the authorization of additional common stock if the company provides a detailed, satisfactory explanation of its plans for the stock in the proxy statement.G.    Blank Check Preferred Stock

We generally support the creation of blank check preferred stock, or the authorization of additional shares, but may oppose such authorization if the company has authorized shares that are still unissued and has not made a case for the addition.

H.    Supermajority Vote Requirements

We typically oppose all supermajority voting requirements because they may be counter to the principle of majority rule.

I.     Considering Non-Financial Effects of a Merger Proposal

We generally oppose proposals that allow or require boards to consider the non-financial effects of a merger. As a fiduciary, it is our duty to vote in the best economic interest of the shareholders.

J.     Director Liability and Indemnification

We typically support efforts by the company to attract the best possible directors and officers and, therefore, generally support limiting liability.

K.   Stock Option Plans

Because of the complexity and the variance in company stock option plans, it is necessary to look at the terms, coverage, and possible dilution of the shareholders value in each plan and vote accordingly

L.    Reincorporation

We generally support reincorporation where there are valid business reasons for the move.

M.    Mergers, Restructuring, Spin-offs

Since these transactions involve a change in control of the company’s assets, they must be decided on a case by case basis. We generally support management on these issues where there is a demonstrable chance for stock appreciation.

2.   Corporate Governance

Poison Pill Proposals

Poison pill proposals will be decided on a case-by-case basis. We may support the adoption of a poison pill if management can make a case as to why it is needed and the terms of the proposal are in the best economic interests of the shareholders.

Confidential Voting

We generally support confidential voting.

Anti-greenmail Proposals

We generally support anti-greenmail proposals because greenmail discriminates against shareholders other than the greenmailer and may result in a decreased stock price.

Equal Access to the Proxy Material

We typically support resolutions calling for equal access to company proxy materials, but our support will turn on the ability to screen out frivolous resolutions and to ensure that the proxy statement will remain of reasonable length for responsible consideration of shareholders.

Golden Parachutes

We may support resolutions seeking shareholder approval of golden parachutes where a company has compensation packages that are unreasonably high.

Cumulative Voting

We generally support cumulative voting.

   3.  Social Responsibility Shareholder Proposals

With respect to social issues, we believe that in the long run, a company’s business and performance will suffer if it is unresponsive to shareholder attitudes and values. We will look at the impact of the proposal on share value when considering our vote. We generally will support management’s position on these issues.

III.       Proxy Voting Procedures

In an effort to manage the process of information gathering and voting proxies, the Firm has outsourced proxy voting to Institutional Shareholder Services (“ISS”), a leading provider of proxy voting and corporate governance services.  All issuer’s proxy ballots are sent directly to ISS from the custodians.  ISS researches the proxy issues and provides a voting recommendation based upon its own proxy-voting manual and guidelines utilized consistently among all clients (a summary of the ISS proxy voting manual may be obtained upon request), and administer voting each proxy.  Renaissance accesses this information via the Internet and determines if the Firm agrees with the recommendations made by ISS.  Ultimately, Renaissance maintains the right to determine the final vote.

Renaissance portfolio managers will conduct a periodic review to ensure that ISS has voted all eligible clients’ proxies according to the guidelines.  In addition, account administrator will periodically verify that ISS has received all clients’ proxies from the custodians.

IV.       Conflicts of Interest

The Firm is not presently aware of any material conflicts.  However, should such conflicts arise, Renaissance will identify the conflicts that exist between the interests of Renaissance and its clients.  This examination will include a review of the relationship of Renaissance and its affiliates with the issuer of each security (and any of the issuer’s affiliates) to determine if the issuer is a client of Renaissance or an affiliate of Renaissance or has some other relationship with Renaissance or a client of Renaissance.

If a material conflict exists, Renaissance will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.  Renaissance will also determine whether it is appropriate to disclose the conflict to the affected clients and, except in the case of clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the Firm will give the clients the opportunity to vote their proxies themselves. In the case of ERISA clients, if the advisory agreement reserves to the ERISA client the authority to vote proxies when Renaissance determines it has a material conflict that affects its best judgment as an ERISA fiduciary, Renaissance will give the ERISA client the opportunity to vote the proxies themselves, or special ERISA proxy voting procedures must provide for a pre-determined voting policy that eliminates the discretion of Renaissance when voting proxies if such a conflict exists.

V.        Disclosure

(1) Renaissance will provide to client with disclosure that clients may contact the Firm to obtain information on how Renaissance voted such client’s proxies, and to request a copy of these Proxy Voting Policies and Procedures.  If a client requests this information, the Firm will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Renaissance voted the client’s proxy.

A summary of these Proxy Voting Policies and Procedures will be offered to clients, and will be updated whenever these policies and procedures are updated. Renaissance will arrange for a copy of this summary to be offered to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI.       Recordkeeping

The Account Administrator will maintain files relating to Renaissance’s proxy voting procedures in the office.  Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the office premises.  Such records are maintained for the benefit of the Firm’s clients and are available to clients upon request.  Records of the following will be included in the files:

(1)  Copies of these Proxy Voting Policies and Procedures, and any amendments thereto.

(2)  A copy of any document Renaissance created that was material to making a decision how to vote proxies, or that memorializes that decision.

A copy of each written client request for information on how Renaissance voted such client’s proxies, and a copy of any written response to any (written or oral) client request for information on how Renaissance voted its proxies.

As Renaissance has access to proxy statements and records of each vote cast via the ISS Proxymaster website on the Internet, Renaissance will not maintain paper copies of those records in the office.

Summary of Renaissance’s Proxy Voting Policy and Procedures

Renaissance has a responsibility to vote certain proxies of client securities under its management.  All proxies with respect to client securities are voted by the Firm unless the client has reserved that responsibility to itself and has so notified the Firm in writing.

Renaissance, when voting the proxies of client securities, is obligated to vote solely in the best interest of clients.

            Renaissance has contracted Institutional Shareholder Services (“ISS”), a leading provider of proxy voting and corporate governance services, to provide research on corporate governance issues and corporate actions, make proxy vote recommendations, and handle the administrative functions associated with the voting of client proxies.  While ISS makes the proxy vote recommendations, Renaissance retains the ultimate authority on deciding how to vote, as the Firm monitors and considers each such recommendation.  In general, it is Renaissance’s policy to vote in accordance with ISS’s recommendations.  However, in the event that Renaissance disagrees with ISS’s proxy voting recommendations and eventually votes on the Firm’s decision, our rationale will be internally documented.

If a client has instructed Renaissance to vote its proxies and would like to obtain information on how they were voted, or would like a copy of Renaissance’s Proxy Voting Policies and Procedures, please contact Mr. Kevin Patton at (513) 723-4582 or by mail at 625 Eden Park Drive, Suite 1200, Cincinnati, OH 45202.

TURNER INVESTMENT PARTNERS, INC.

TURNER INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures

Turner Investment Partners, Inc., as well as its investment advisory affiliate, Turner Investment Management LLC (collectively, Turner), act as fiduciaries in relation to their clients and the assets entrusted by them to their management. Where the assets placed in Turner’s care include shares of corporate stock, and except where the client has expressly reserved to itself or another party the duty to vote proxies, it is Turner’s duty as a fiduciary to vote all proxies relating to such shares.

Duties with Respect to Proxies:

Turner has an obligation to vote all proxies appurtenant to shares of corporate stock owned by its client accounts in the best interests of those clients. In voting these proxies, Turner may not be motivated by, or subordinate the client’s interests to, its own objectives or those of persons or parties unrelated to the client. Turner will exercise all appropriate and lawful care, skill, prudence and diligence in voting proxies, and shall vote all proxies relating to shares owned by its client accounts and received by Turner. Turner shall not be responsible, however, for voting proxies that it does not receive in sufficient time to respond.

Delegation:

In order to carry out its responsibilities in regard to voting proxies, Turner must track all shareholder meetings convened by companies whose shares are held in Turner client accounts, identify all issues presented to shareholders at such meetings, formulate a principled position on each such issue and ensure that proxies pertaining to all shares owned in client accounts are voted in accordance with such determinations.

Consistent with these duties, Turner has delegated certain aspects of the proxy voting process to Institutional Shareholder Services, and its Proxy Voter Services (PVS) subsidiary. PVS is a separate investment adviser registered under the Investment Advisers Act of 1940, as amended. Under an agreement entered into with Turner, PVS has agreed to vote proxies in accordance with recommendations developed by PVS and overseen by Turner, except in those instances where Turner has provided it with different direction.

Review and Oversight:

Turner has reviewed the methods used by PVS to identify and track shareholder meetings called by publicly traded issuers throughout the United States and around the globe. Turner has satisfied itself that PVS operates a system reasonably designed to identify all such meetings and to provide Turner with timely notice of the date, time and place of such meetings. Turner has further reviewed the principles and procedures employed by PVS in making recommendations on voting proxies on each issue presented, and has satisfied itself that PVS’s recommendations are: (i) based upon an appropriate level of diligence and research, and (ii) designed to further the interests of shareholders and not serve other unrelated or improper interests. Turner, either directly or through its duly-constituted Proxy Committee, shall review its determinations as to PVS at least annually.

Notwithstanding its belief that PVS’s recommendations are consistent with the best interests of shareholders and appropriate to be implemented for Turner’s client accounts, Turner has the right and the ability to depart from a recommendation made by PVS as to a particular vote, slate of candidates or otherwise, and can direct PVS to vote all or a portion of the shares owned for client accounts in accordance with Turner’s preferences. PVS is bound to vote any such shares subject to that direction in strict accordance with all such instructions. Turner, through its Proxy Committee, reviews on a regular basis the overall shareholder meeting agenda, and seeks to identify shareholder votes that warrant further review based upon either (i) the total number of shares of a particular company stock that Turner holds for its clients accounts, or (ii) the particular subject matter of a shareholder vote, such as board independence or shareholders’ rights issues. In determining whether to depart from a PVS recommendation, the Turner Proxy Committee looks to its view of the best interests of shareholders, and provides direction to PVS only where in Turner’s view departing from the PVS recommendation appears to be in the best interests of Turner’s clients as shareholders. The Proxy Committee keeps minutes of its determinations in this regard.

Conflicts of Interest:

Turner stock is not publicly traded, and Turner is not otherwise affiliated with any issuer whose shares are available for purchase by client accounts. Further, no Turner affiliate currently provides brokerage, underwriting, insurance, banking or other financial services to issuers whose shares are available for purchase by client accounts.

Where a client of Turner is a publicly traded company in its own right, Turner may be restricted from acquiring that company’s securities for the client’s benefit. Further, while Turner believes that any particular proxy issues involving companies that engage Turner, either directly or through their pension committee or otherwise, to manage assets on their behalf, generally will not present conflict of interest dangers for the firm or its clients, in order to avoid even the appearance of a conflict of interest, the Proxy Committee will determine, by surveying the Firm’s employees or otherwise, whether Turner, an affiliate or any of their officers has a business, familial or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors or candidates for directorships. In the event that any such relationship is found to exist, the Proxy Committee will take appropriate steps to ensure that any such relationship (or other potential conflict of interest), does not influence Turner’s or the Committee’s decision to provide direction to PVS on a given vote or issue. Further to that end, Turner will adhere to all recommendations made by PVS in connection with all shares issued by such companies and held in Turner client accounts, and, absent extraordinary circumstances that will be documented in writing, will not subject any such proxy to special review by the Proxy Committee. Turner will seek to resolve any conflicts of interests that may arise prior to voting proxies in a manner that reflects the best interests of its clients.

Obtaining Proxy Voting Information:

To obtain information on how Turner voted proxies, please contact:

Andrew Mark, Director of Operations

and Technology Administration

C/o Turner Investment Partners, Inc.

1205 Westlakes Drive, Suite 100

Berwyn, PA 19312

Recordkeeping:

Turner shall retain its (i) proxy voting policies and procedures; (ii) proxy statements received regarding client statements; (iii) records or votes it casts on behalf of clients; (iv) records of client requests for proxy voting information, and (v) any documents prepared by Turner that are material in making a proxy voting decision. Such records may be maintained with a third party, such as PVS, that will provide a copy of the documents promptly upon request.

Adopted: July 1, 2003

Last revised: July 15, 2005

Barclays Global Fund Advisors

Master Investment Portfolio (“MIP”)

Proxy Voting Policies

Proxy Voting Policies of the Master Portfolios.

The following is a discussion of the proxy voting policies of the corresponding Master Portfolios in which the Funds invest.

MIP has adopted as its proxy voting policies for each Master Portfolio the proxy voting guidelines of BGFA, the investment adviser to the Master Portfolios. MIP has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Master Portfolio. Therefore, the remainder of this section discusses each Master Portfolio’s proxy voting guidelines and BGFA’s role in implementing such guidelines.

      BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements).  With regard to the relationship between securities lending and proxy voting, BGFA’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes.  BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates. When voting proxies, BGFA attempts to encourage companies to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•     Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•     Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•     Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BGFA or BGFA’s affiliates, or SEI or SEI’s affiliates, from having undue influence on BGFA’s proxy voting activity. In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary’s determination.

Information with respect to how BGFA voted Master Portfolio proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-877-244-1544; and (ii) on the SEC’s website at www.sec.gov.

The Proxy Voting Committee will initially consist of the members of the NYLIM LLC Compliance Committee. The participation of five members of the Proxy Voting Committee in any meeting will constitute a quorum.

EVERGREEN MUNICIPAL TRUST

EVERGREEN SELECT FIXED INCOME TRUST

200 Berkeley Street

Boston, Massachusetts 02116

1.800.343.2898

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2006, as amended February 5, 2007

Evergreen High Grade Municipal Bond Fund (“High Grade Fund”)	Evergreen Intermediate Municipal Bond Fund (“Intermediate Bond Fund”)
Evergreen Municipal Bond Fund (“Municipal Fund”)
Evergreen Short-Intermediate Municipal Bond Fund (“Short-Intermediate Fund”)
Evergreen Strategic Municipal Bond Fund (“Strategic Municipal Bond Fund”)
Each is a series of an open-end management investment company known as Evergreen Municipal Trust	Intermediate Bond Fund is a series of an open-end management investment company known as Evergreen Select Fixed Income Trust

  (Each of the above series, a “Fund”, together, the “Funds”; each of Evergreen Municipal Trust and Evergreen Select Fixed Income Trust, a “Trust”, together, the “Trusts”)

This Statement of Additional Information (SAI) pertains to all classes of shares of the Funds listed above.  It is not a prospectus but should be read in conjunction with the prospectus dated October 1, 2006, as amended February 5, 2007, and from time to time, for the Fund in which you are contemplating an investment.  Shares of each Fund are offered through two separate prospectuses: one offering Class A, Class B, Class C and Class I shares of each Fund and one offering Class IS shares of Intermediate Bond Fund.  You may obtain a copy of each prospectus without charge by calling 1.800.343.2898 or by downloading them off our Web site at EvergreenInvestments.com.  The information in Part 1 of this SAI is specific information about the Funds described in the prospectuses.  The information in Part 2 of this SAI contains more general information that may or may not apply to the Fund or class of shares in which you are interested.

Certain information may be incorporated into this document by reference to each Fund’s Annual Report dated May 31, 2006, except Municipal Fund's Annual Report which is dated May 31, 2006, and restated January 25, 2007.  You may obtain a copy of each Annual Report without charge by calling 1.800.343.2898 or by downloading them off our Web site at EvergreenInvestments.com.

TABLE OF CONTENTS

PART 1

TRUST HISTORY......................................................................... 1-1

INVESTMENT POLICIES................................................................. 1-1

OTHER SECURITIES AND PRACTICES.......................................... 1-2

PRINCIPAL HOLDERS OF FUND SHARES.................................... 1-3

EXPENSES............................................................................................ 1-6

COMPUTATION OF CLASS A OFFERING PRICE ........................   1-10

SERVICE PROVIDERS........................................................................ 1-10

FINANCIAL STATEMENTS................................................................ 1-12

PART 2

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES..... 2-1

PURCHASE AND REDEMPTION OF SHARES..................... 2-18

PRICING OF SHARES................................................................ 2-20

PRINCIPAL UNDERWRITER........................................................ 2-21

DISTRIBUTION EXPENSES UNDER RULE 12b-1................................. 2-22

TAX INFORMATION....................................................................... 2-27

BROKERAGE............................................................................ 2-30

ORGANIZATION............................................................................ 2-31

INVESTMENT ADVISORY AGREEMENT...................................... 2-33

PORTFOLIO MANAGERS............................................... 2-33

MANAGEMENT OF THE TRUST........................................... 2-38

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS.............. 2-44

CORPORATE AND MUNICIPAL BOND RATINGS......................... 2-45

ADDITIONAL INFORMATION.................................................. 2-54

PROXY VOTING POLICY AND PROCEDURES........................ A-1

PART 1

TRUST HISTORY

Each Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. Each Fund (except Intermediate Bond Fund) is a diversified series of Evergreen Municipal Trust.  Intermediate Bond Fund is a diversified series of Evergreen Select Fixed Income Trust. A copy of each Declaration of Trust is on file as an exhibit to each Trust’s Registration Statement, of which this SAI is a part.  On July 14, 2003, Evergreen Offit National Municipal Bond Fund was reorganized into Intermediate Bond Fund and became the surviving performance and accounting fund.  On October 1, 2004, Strategic Municipal Bond Fund changed its name from Evergreen High Income Municipal Bond Fund.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

            Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of each Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the “1940 Act”).  In some cases, an explanation beneath a fundamental policy describes the Fund’s practices with respect to that policy, as allowed by current law.  If the law governing a policy changes, the Fund’s practices may be changed accordingly without a shareholder vote.  Unless otherwise stated, all references to the assets of the Fund are in terms of current market value.

            1. Diversification

            Each Fund may not make any investment that is inconsistent with its classification as a diversified investment company under the 1940 Act.

            Further Explanation of Diversification Policy:

            To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or other fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund’s assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States (U.S.) government or its agencies or instrumentalities, and (3) shares of other investment companies.

            2. Concentration

            Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

            Further Explanation of Concentration Policy:

            Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

            3. Issuing Senior Securities

            Except as permitted under the 1940 Act, each Fund may not issue senior securities.

            4. Borrowing

            Each Fund may not borrow money, except to the extent permitted by applicable law.

            Further Explanation of Borrowing Policy:

            Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes.  Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

            5. Underwriting

            Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

            6. Real Estate

            Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

            7. Commodities

            Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

            8. Lending

            Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law.  The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

            Further Explanation of Lending Policy:

            To generate income and offset expenses, a Fund may lend portfolio securities to broker‑dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value.  While securities are on loan, the borrower will pay the Fund any income accruing on the security.  The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high‑grade, short‑term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

            When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities.  The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest.  The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

            The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), the Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen’s Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission on November 20, 2001 (Rel. No. 812-11592).

OTHER SECURITIES AND PRACTICES

For information regarding certain securities the Fund may purchase and certain investment practices the Fund may use, see the following section in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.” Information provided in the sections listed below expands upon and supplements information provided in the Fund’s prospectus.

Money Market Instruments

U.S. Government Agency Securities

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Repurchase Agreements

Reverse Repurchase Agreements

Securities Lending

Options and Future Strategies

Foreign Securities (applicable to Municipal Fund only)

Foreign Currency Transactions (applicable to Municipal Fund only)

High Yield, High Risk Bonds

Illiquid and Restricted Securities

Investment in Other Investment Companies

Short Sales

Municipal Securities

U.S. Virgin Islands, Guam and Puerto Rico

Payment-in-kind Securities

Zero Coupon “Stripped” Bonds (applicable to Strategic Municipal Bond Fund and Intermediate Bond Fund)

Mortgage-Backed and Asset-Backed Securities (applicable to Short-Intermediate Fund only)

Swaps, Caps, Floors and Collars (applicable to High Grade Fund and Municipal Fund only)

Variable or Floating Rate Securities

            Notwithstanding the above, each Fund may invest up to 5% of its assets in each of the securities or practices discussed in Part 2 of this SAI under “Additional Information on Securities and Investment Practices.”

PRINCIPAL HOLDERS OF FUND SHARES

            As of January 31, 2007, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of the Fund.

            Set forth below is information with respect to each person who, to the Fund’s knowledge, owned beneficially or of record 5% or more of the outstanding shares of any class of each Fund as of January 31, 2007.

High Grade Fund—Class A
None
High Grade Fund—Class B
None
High Grade Fund—Class C
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	10.51%
A.G. Edwards & Sons, Inc. Sherman H. Norton Jr. One North Jefferson St. Louis, MO 63103-2205	9.30%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 333 West 34th Street New York, NY 10001-2402	7.70%
High Grade Fund—Class I
Wachovia Bank Trust Accounts 11th Floor 301 S. Tryon St. Charlotte, NC 28202	31.68%
Intermediate Bond Fund – Class A
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	12.68%
Prudential Investment Mgmt Services FBO Mutual Fund Clients Mail Stop NJ 05-11-20 100 Mulberry Street 3 Gateway Center, Floor 11 Newark, NJ 07102-4000	8.45%
Intermediate Bond Fund – Class B
None
Intermediate Bond Fund – Class C
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	32.43%
Intermediate Bond Fund Class I
Wachovia Bank Cash Account Attn: Trust Operations Fund Group 401 S. Tryon St. 3rd Floor, CMG 1151 Charlotte, NC 28202-1934	84.63%
Wachovia Bank Corestates Transfer Account Attn: Mike Hodan/Trust Operations 1525 West WT Harris Blvd Charlotte, NC 28262-8522	5.87%
Intermediate Bond Fund—Class IS
Wachovia Bank Trust Accounts Attn: Ginny Batten 401 S Tryon Street, 3rd Floor, CMG-1151-2 Charlotte, NC 28202-1934	5.79%
Municipal Fund—Class A
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	7.11%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 333 West 34th Street New York, NY 10001-2402	6.03%
Municipal Fund-Class B
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	11.14%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 333 West 34th Street New York, NY 10001-2402	6.73%
Municipal Fund—Class C
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	9.98%
Municipal Fund—Class I
Wachovia Bank Cash Account Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	67.09%
Wachovia Bank Cash/Reinvest Acct. Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	28.44%
Short-Intermediate Fund—Class A

MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	6.61%
Short-Intermediate Fund—Class B
Citigroup Global Markets Inc. House Account Attn: Peter Booth 333 West 34th Street New York, NY 10001-2402	6.44%
Penson Financial Services Inc. 1700 Pacific Avenue Suite 1400 Dallas, TX 75201-4609	5.87%
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	5.43%
Short-Intermediate Fund—Class C
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	35.33%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 333 West 34th Street New York, NY 10001-2402	8.50%
LPL Financial Services 9785 Towne Centre Drive San Diego, CA 92121-1968	5.39%
Short-Intermediate Fund—Class I
Wachovia Bank Cash Account 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	74.96%
Wachovia Bank Cash/Reinvest Acct. Trust Accounts 1525 West WT Harris Blvd. Charlotte, NC 28288-0001	14.24%
Strategic Municipal Bond Fund—Class A
Charles Schwab & Co. Inc. Special Custody Account FBO Exclusive Benefit of Its Customers Reinvest Acct. 101 Montgomery St./Mutual Funds San Francisco, CA 94104-4122	7.86%
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	6.12%
Strategic Municipal Bond Fund—Class B
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	6.89%
Strategic Municipal Bond Fund—Class C
MLPF&S For Sole Benefit of Its Customers Attn: Fund Admin 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	21.75%
Citigroup Global Markets Inc. House Account Attn: Peter Booth 333 West 34th Street New York, NY 10001-2402	6.14%
Strategic Municipal Bond Fund—Class I
SHPS Human Resource Solution Inc. For the Benefit of OPM Attn: Kevin Scarborough 11405 Bluegrass Pkwy. Louisville, KY 40299-2349	27.14%
Internet Services Corporation Attn: Tom Emery 1300 Altura Road Fort Mill, SC 29708-6982	23.88%
NFS LLC FEBO Insink Partnership Ltd. 6622 Southpoint Dr. S Ste 495 Jacksonville, FL 32216-6188	22.38%
Biltmore Estate The Inn of Biltmore Estate 1 N Pack SQ Ashville, NC 28801-3462	6.87%

EXPENSES

Advisory Fees

            Evergreen Investment Management Company, LLC (EIMC), a wholly owned subsidiary of Wachovia Corporation (Wachovia), is the investment advisor to the Funds.  EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034.  Wachovia is located at 301 South College Street, Charlotte, North Carolina 28288-0013.  For more information, see “Investment Advisory Agreement” in Part 2 of this SAI.

EIMC oversees investment operations for the Funds, including oversight and supervision of the Strategic Municipal Bond Fund’s sub-advisor.

EIMC is entitled to receive from the High Grade Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $500 million	0.42%
Next $500 million	0.37%
Next $500 million	0.32%
Over $1.5 billion	0.27%

EIMC is entitled to receive from the Intermediate Bond Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $250 million	0.50%
Next $250 million	0.45%
Next $500 million	0.32%
Next $500 million	0.30%
Over $1.5 billion	0.27%

EIMC is entitled to receive from the Municipal Fund an annual fee of 2.0% of the Fund’s gross dividend and interest income, plus the following:

Average Daily Net Assets

Fee

First $500 million	0.31%
Over $500 million	0.16%

EIMC is entitled to receive from the Short-Intermediate Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $500 million	0.40%
Next $500 million	0.32%
Over $1 billion	0.27%

EIMC is entitled to receive from the Strategic Municipal Bond Fund an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $250 million	0.55%
Next $250 million	0.50%
Next $500 million	0.45%
Next $500 million	0.40%
Over $1.5 billion	0.35%

Advisory Fees Paid

            Below are the advisory fees paid or accrued by the Fund for the last three fiscal years.

Fund/Fiscal Year or Period	Advisory Fees Paid
May 31, 2006
High Grade Fund	$456,701
Intermediate Bond Fund	$2,475,311
Municipal Fund	$3,005,719
Short-Intermediate Fund	$2,003,075
Strategic Municipal Bond Fund	$3,659,728
May 31, 2005
High Grade Fund	$487,408
Intermediate Bond Fund	$2,237,786
Municipal Fund	$2,995,973
Short-Intermediate Fund	$2,152,653
Strategic Municipal Bond Fund	$4,099,652
May 31, 2004
High Grade Fund	$555,765
Intermediate Bond Fund (a)	$2,486,883
Municipal Fund	$3,015,938
Short-Intermediate Fund	$1,790,643
Strategic Municipal Bond Fund	$4,835,182

Effective at the close of business on July 11, 2003, Intermediate Bond Fund acquired the net assets of Evergreen Offit National Municipal Bond Fund. Evergreen Offit National Municipal Bond Fund was the accounting and performance survivor in this transaction.  The above fees are those of Evergreen Offit National Municipal Bond Fund.

Sub-Advisory Fees Paid

Stamper Capital & Investments, Inc. (“Stamper Capital”), acts as sub-advisor to Strategic Municipal Bond Fund and is paid by EIMC for providing sub-advisory services an annual fee based on the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $250 million	0.195%
Next $250 million	0.180%
Over $500 million	0.165%

Brokerage Commissions

            The Funds paid no brokerage commission for the last three fiscal years or periods.

Underwriting Commissions

            Below are the underwriting commissions paid by each Fund and the amounts retained by Evergreen Investment Services, Inc. (EIS), the principal underwriter, for the last three fiscal years.  For periods prior to May 1, 2004, underwriting commissions were paid to the Fund’s predecessor principal underwriter.  For more information, see “Principal Underwriter” in Part 2 of this SAI.

Fiscal Year Ended/Fund	Total Underwriting Commissions	Underwriting Commissions Retained
May 31, 2006
High Grade Fund	$104,941	$6,319
Intermediate Bond Fund	$418,938	$26,030
Municipal Fund	$386,351	$25,023
Short-Intermediate Fund	$48,854	$3,073
Strategic Municipal Bond Fund	$443,667	$14,210
May 31, 2005
High Grade Fund	$107,598	$10,912
Intermediate Bond Fund	$790,258	$42,151
Municipal Fund	$265,767	$18,731
Short-Intermediate Fund	$108,418	$4,896
Strategic Municipal Bond Fund	$1,153,256	$26,724
May 31, 2004
High Grade Fund	$196,193	$8,540
Intermediate Bond Fund	$282,988	$14,288
Municipal Fund	$323,315	$21,662
Short-Intermediate Fund	$371,628	$15,081
Strategic Municipal Bond Fund	$3,063,435	$89,828

12b-1 Fees

           Below are the 12b-1 fees paid by each Fund for the fiscal year ended May 31, 2006.  Class I shares do not pay 12b-1 fees.  For more information, see “Distribution Expenses Under Rule 12b-1” in Part 2 of this SAI.

Fund	Class A		Class B		Class C		Class IS
	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Service Fees
High Grade Fund	$32,396	$132,352	$109,251	$36,417	$63,035	$21,011	N/A
Intermediate Bond Fund	$29,147	$118,934	$79,397	$26,465	$145,247	$48,415	$40,858
Municipal Fund	$331,328	$1,353,845	$121,034	$40,344	$277,550	$92,516	N/A
Short-Intermediate Fund	$32,869	$98,368	$79,173	$26,391	$122,977	$40,993	N/A
Strategic Municipal Bond Fund	$208,729	$853,592	$913,552	$304,517	$1,088,101	$362,701	N/A

Trustee Compensation

            Listed below is the Trustee compensation paid by the Funds for the fiscal year ended May 31, 2006 and by the Evergreen Fund Complex(1) for the twelve months ended December 31, 2006. The Trustees do not receive pension or retirement benefits from the Evergreen funds. For more information, see “Management of the Trust” in Part 2 of this SAI.

Trustee	Aggregate Compensation from the Funds for the fiscal year ended May 31, 2006	Total Compensation from Evergreen Fund Complex for the twelve months ended 12/31/2006(2)
Charles A. Austin III	$5,406	$215,500
Shirley L. Fulton(3)	$4,437	$166,250
K. Dun Gifford	$4,696	$179,750
Leroy Keith, Jr.	$4,399	$184,500
Gerald M. McDonnell	$4,399	$175,500
Patricia B. Norris(4)		$77,000
William Walt Pettit	$4,437	$176,250
David M. Richardson	$4,399	$175,500
Russell A. Salton, III	$5,083	$208,000
Michael S. Scofield	$8,003	$308,750
Richard J. Shima	$5,006	$204,000
Richard K. Wagoner	$4,566	$183,000

(1)   The Evergreen Fund Complex consists of ten open-end investment management companies representing eighty-eight separate series and four closed-end funds.

(2)   The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all of part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment media in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election or (b) the year in which the Trustee ceases to be a member of the Board of Trustees. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2006. The amounts listed below will be payable in later years to the respective Trustees:

                Austin                      $107,750

                Fulton                      $66,500

                Pettit                        $52,875

                Salton                      $41,600

                Shima                      $102,000

(3)   Ms. Fulton served as a Trustee through November 20, 2006.

(4)   Patricia Norris became a Trustee effective July 1, 2006.

COMPUTATION OF CLASS A OFFERING PRICE

            Class A shares are sold at their net asset value (NAV) plus a sales charge.  Below is an example of the method of computing the offering price of Class A shares of each Fund.  The example assumes a purchase of Class A shares of a Fund aggregating less than $50,000 based upon the NAV of the Fund’s Class A shares at May 31, 2006.  For more information, see “Pricing of Shares” in Part 2 of this SAI.

Fund	Net Asset Value Per Share	Sales Charge Per Share(1)	Offering Price Per Share
High Grade Fund	$10.93	4.75%	$11.48
Intermediate Bond Fund	$60.18	4.75%	$63.18
Municipal Fund	$7.40	4.75%	$7.77
Short-Intermediate Fund	$9.88	3.25%	$10.21
Strategic Municipal Bond Fund	$8.75	4.75%	$9.19

(1)   The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

SERVICE PROVIDERS

Administrator

            Evergreen Investment Services, Inc. (EIS), 200 Berkeley Street, Boston, MA 02116-5034, a subsidiary of Wachovia and an affiliate of EIMC, serves as administrator to the Funds, subject to the supervision and control of the Trust’s Board of Trustees.  Pursuant to a Master Administrative Services Agreement, EIS provides the Funds with facilities, equipment and personnel, and is entitled to receive annual fees from each Fund at the following rate:

Average Daily Net Assets

of the Evergreen funds (excluding Money Market Funds and Evergreen Institutional Enhanced Income Fund)

Administrative

Services Fee Rates

First $50 billion

0.100%

Next $25 billion

0.090%

Next $25 billion

0.080%

Next $25 billion

0.075%

On assets over $125 billion

0.050%

            Below are the administrative fees paid by each Fund for the last three fiscal years.

Fund/Fiscal Year or Period	Administrative Fees Paid
May 31, 2006

High Grade Fund	$108,089
Intermediate Bond Fund	$528,206
Municipal Fund	$884,089
Short Intermediate Fund	$497,801
Strategic Municipal Bond Fund	$725,624
May 31, 2005

High Grade Fund	$115,853
Intermediate Bond Fund	$468,740
Municipal Fund	$876,060
Short Intermediate Fund	$537,238
Strategic Municipal Bond Fund	$826,331
May 31, 2004

High Grade Fund	$132,241
Intermediate Bond Fund	$488,383
Municipal Fund	$878,408
Short-Intermediate Fund	$447,341
Strategic Municipal Bond Fund	$990,747

Distributor

            EIS also markets the Funds through broker‑dealers and other financial representatives and receives payment pursuant to each Fund’s 12b-1 plans.  EIS is a subsidiary of Wachovia and an affiliate of EIMC.

Transfer Agent

            Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, MA 02266-8400, a subsidiary of Wachovia and an affiliate of EIMC, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00

            * For shareholder accounts only.  The Fund pays ESC cost plus 15% for broker accounts.

             ** Closed accounts are maintained on the system in order to facilitate historical and tax information.

Below are the transfer agency fees paid to ESC for the last fiscal year. A portion of the fees listed below was paid to Wachovia Securities, Inc., an affiliate of Wachovia Corporation.

Fund	Total Transfer Agency Fees Paid for the Fiscal Year Ended May 31, 2006
High Grade Fund	$92,747
Intermediate Bond Fund	$65,240
Municipal Fund	$570,135
Short-Intermediate Fund	$173,773
Strategic Bond Fund	$431,890

Independent Registered Public Accounting Firm

            KPMG LLP, 99 High Street, Boston, MA 02110, audits the financial statements of each Fund.

Custodian

            State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, keeps custody of each Fund's securities and cash and performs other related duties.

Legal Counsel

            Ropes & Gray LLP, One International Place, Boston, MA 02110-2624, acts as counsel to the Funds.

Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006, acts as counsel to the non-interested trustees of the Trust.

FINANCIAL STATEMENTS

            The audited financial statements for each Fund, except Municipal Fund, as of May 31, 2006, for the fiscal year then ended, including notes thereto, and the report of the Independent Registered Public Accounting Firm thereon, are incorporated into this document by reference to the Trusts' May 31, 2006 Annual Reports relating to each Fund. The audited financial statements for Municipal Fund, as of May 31, for the fiscal year then ended, and restated as of January 25, 2007, including notes thereto, and the report of the Independent Registered Public Accounting Firm thereon, are incorporated into this document by reference to Evergreen Municipal Trust's May 31, 2006 Annual Report relating to the Fund.  The Evergreen Municipal Trust's May 31, 2006 Annual Reports relating to High Grade Fund, Short-Intermediate Fund and Strategic Municipal Bond Fund were filed electronically with the SEC on August 7, 2006 (Accession No. 0000936772-06-000130). The Evergreen Municipal Trust's May 31, 2006 Annual Report relating to Municipal Fund was filed electronically with the SEC on January 25, 2007 (Accession No. 0000936772-07-000100). The Evergreen Select Fixed Income Trust's May 31, 2006 Annual Report relating to Intermediate Bond Fund was filed electronically with the SEC on August 7, 2006 (Accession No. 0000936772-06-000129). A copy of each Annual Report may be obtained without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling toll-free at 1.800.343.2898 or by downloading it off our Web site at EvergreenInvestments.com.

Statement of Additional Information (SAI)

PART 2

ADDITIONAL INFORMATION ON SECURITIES

AND INVESTMENT PRACTICES

The prospectus describes the Fund’s investment goal and the securities in which it primarily invests. The following describes other securities the Fund may purchase and investment strategies it may use.   Some of the information below may not apply to the Fund or the Class in which you are interested.

Money Market Instruments

The Fund may invest up to 100% of its assets in high-quality money market instruments, such as notes, certificates of deposit, commercial paper, banker’s acceptances, bank deposits or U.S. government securities if, in the opinion of the investment advisor, market conditions warrant a temporary defensive investment strategy.

U.S. Government Agency Securities

            The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

            In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations.  Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury.  This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone.  One important exception is securities issued and guaranteed by the Government National Mortgage Association, which are backed by the full faith and credit of the U.S. Government.

            Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following.

(i)   Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

(ii)  Farmers Home Administration;

(iii) Federal Home Loan Banks;

(iv) Federal Home Loan Mortgage Corporation;

Federal National Mortgage Association; and

Student Loan Marketing Association.

Securities Issued by the Government National Mortgage Association (GNMA). The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government.  GNMA securities or "certificates" represent ownership in a pool of underlying mortgages.  The timely payment of principal and interest due on these securities is guaranteed by GNMA.

            Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments.  While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30‑year bond.

            The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool.  Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool.  In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

            Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long‑term rates because of the prepayment feature.  For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing.  As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline.  In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

When‑Issued, Delayed‑Delivery and Forward Commitment Transactions

The Fund may purchase securities on a when‑issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis.  Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

            The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.  Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth.  In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when‑issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due.  The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

            Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund.  In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale.  If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Derivatives

            The use of swaps, options, futures contracts, and other derivatives involves risk.  Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund’s performance.

Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances.  In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

A Fund’s ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code.

Swaps, Caps, Floors and Collars

A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, total return swaps, and caps, floors, and collars.

Interest rate swaps.  Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund.  In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount.  If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit default swaps.  A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a “protection buyer,” makes periodic payments to the other party, a “protection seller,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation.  If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund.  As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event).  In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation.  In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract.  If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations.  As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

            Total return swaps.  In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s).  In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, floors, collars.  The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount.  The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount.  A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts.  The most significant factor in the performance of swaps, caps, floors, and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement.  If the investment adviser is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

            In addition, a Fund may only close out a swap, cap, floor, collar, or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty.  If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights.  For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights.  The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty.  The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options and Futures Strategies

Options on Securities and Indices.

            An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or units of the index underlying the option) at a specified price.  Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options are generally traded on securities exchanges, but may also be traded on the over-the-counter market.

Purchasing Options on Securities and Indices.  Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security.  If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit.  By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs.  In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

            Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future.  If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit.  The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.  Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices.  Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing call or put options on securities or indices.  The premium a Fund receives for writing an option will increase the Fund’s return in the event the option expires unexercised or is closed out at a profit.  The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund.  In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option.  Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund.  During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund’s income with minimal capital risk.  However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option’s exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received.  Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option.  Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited.   There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

A Fund also may write a put option on a security.  In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options.  A Fund may also invest in over-the-counter (“OTC”) options.  OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions.  The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option.  If an option is American style, it may be exercised on any day up to its expiration date.  In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction.  In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased.  A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs).  A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs).  Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written.  A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option.  A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions.  There are various risks associated with transactions in exchange-traded and OTC options.  The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option’s expiration.  The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.  In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option.  This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the markets in those instruments.  In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise.  As the writer of a call option on a portfolio security, during the option’s life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline.  As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option.  Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series.  If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above.  In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write.  The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group.  These limits restrict a Fund’s ability to purchase or sell particular options.

An OTC option          is also generally subject to the risks described above under " Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price.  A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price.  The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date.  The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as “contract markets”—approved for such trading by the Commodity Futures Trading Commission (the “CFTC”), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction").  If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as “initial margin.”  Initial margin is similar to a performance bond or good faith deposit which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.  Subsequent payments, called “variation margin” or “maintenance margin,” to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore, is not subject to registration or regulation as a pool operator under the CEA.

Options on futures contracts.  In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option.  Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.  Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures.  If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash.  Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of transactions in futures contracts and related options.Investment in futures contracts involves risk.  A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract.  Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets.  The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves.  Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge.  The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons.  For example, all participants in the futures market are subject to margin deposit and maintenance requirements.   Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the underlying securities, index, or commodity and futures markets.  In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators do the securities markets.  Increased participation by speculators in the futures markets may also cause temporary price distortions.  Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments.  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position.  A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market.  It is not certain that this market will develop or continue to exist for a particular futures contract or option.

As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market.  Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio.  Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

U.S. Treasury security futures contracts and options.  U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price.  Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor’s ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities.  For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities.  For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index futures contracts.  An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index.  Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position.  A unit is the current value of the index.  A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s).  A Fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”) is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks.  In the case of the S&P 500, contracts are to buy or sell 500 units.  Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150).  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.  For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4).  If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

There are several risks in connection with the use by a Fund of index futures.  For example, successful use of index futures by a Fund may be subject to the investment advisor’s ability to predict movements in the direction of the market.  For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund’s portfolio may decline.  If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities.  It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

            Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges.  Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges.  Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges.  For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract.  The lack of a common clearing facility creates counterparty risk.  If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies.  When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently.  If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty.  A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.  In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate.  The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see “Foreign Securities” in Part 2 of this SAI).

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest).  Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase.  The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest.  In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return.  Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price.  During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.  A reverse repurchase agreement generally creates investment leverage.  If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

Foreign Currency Transactions

Foreign currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors.  Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad.  Foreign currencies in which a Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.  A Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date.  A forward foreign currency contract can reduce a Fund’s exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract.  The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency.  Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A Fund also may purchase or sell currency futures contracts and related options.  Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price.  However, currency futures can be and often are closed out prior to delivery and settlement.  In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

A Fund also may purchase or sell options on currencies.  These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.  Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner.  They may be traded on an exchange or in the OTC markets.  Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

Currency Cross-hedge

A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive.  An example would be where the advisor feels that the British Pound is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling.  The overall foreign currency exposure stays constant, but the relative weighting of the Pound versus the Euro increases.

Currency Proxy-hedge

A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly.  An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency

Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund.  An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen.  Creating a long position in the Yen would accomplish this result.

Dollar Roll Transactions

            The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date.  In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund’s borrowings and other senior securities.  Investing in dollar rolls creates leverage (unless they are “covered dollar rolls,” see description below) and are included in the calculation of the Fund’s total leverage-creating transactions.   In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls

The Fund may enter into covered dollar rolls which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position. The offsetting cash/cash equivalent position effectively collateralizes the Fund’s right to receive the security at the end of the roll period, and also serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund’s total leverage-creating transaction.

Leverage

            The Fund may engage in transactions that create leverage with up to 30% of its net assets in accordance with EIMC’s Leverage Policy.  Leverage creates special risks for the Fund which are created when an investment exposes the Fund to a level of risk that exceeds the amount invested.  Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.  Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions herein) as well as investing in securities that are issued on a “to-be-announced” basis (commonly referred to as “TBAs”) which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund’s total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Securities Lending

            The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund.  These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from exercising its rights in respect of the collateral.  Any investment of collateral by the Fund would be made in accordance with the Fund's investment goal and policies described in the prospectus.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed‑income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed‑income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks

            The Fund may purchase preferred stock.  Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation’s earnings.  Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid.

            If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline.  Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation.  Preferred stock may be “participating” stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.  The rights of preferred stock on distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Indexed Securities

            The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

            Indexed securities differ from other types of debt securities in which the Fund may invest in several respects.  First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated).  The reference instrument need not be related to the terms of the indexed security.  For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies.  An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases.  Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

            Investment in indexed securities involves certain risks.  In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments.  Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity.  Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

            To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging.  Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar.  Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars.  The amount of the contract would not exceed the value of the Fund’s securities denominated in linked currencies.  For example, if the Fund's investment advisor considers that the Austrian schilling is linked to the German deutschmark (the "D-mark"), the Fund holds securities denominated in schillings and the investment advisor believes that the value of schillings will decline against the U.S. dollar, the investment advisor may enter into a contract to sell D-marks and buy dollars.

Brady Bonds

            The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds were created in 1989, and, accordingly, do not have an extensive payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks

The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation.  Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk).  In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium.  Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks

The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a domestic bank.

Foreign Securities

            The Fund may invest in foreign securities or U.S. securities traded in foreign markets.  In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit.  The Fund may also invest in Canadian commercial paper and Europaper.  These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers.  Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.  Such investments may also entail higher custodial fees and sales commissions than domestic investments.  Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations.  Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development)

The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development).  Because these entities are not governmental entities with taxing authority, and may be supported only by appropriate but unpaid commitments of member countries, there is no assurance that the commitments will be undertaken in the future.

Premium Securities

            The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates.  Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity.  Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds

The Fund may invest a portion of its assets in lower rated bonds.  Bonds rated below BBB by S&P or Fitch IBCA, Inc. (Fitch) or below Baa by Moody’s, commonly known as “junk bonds,” typically offer high yields, but also usually high risk.  While investment in junk bonds provides opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments.  Investors should be aware of the following risks:

            (1)   The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged.  Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing.  Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

            (2)   The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

            (3)    The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise.  For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost.  The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher‑rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

            (4)   The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see “Corporate and Municipal Bond Ratings” below.

Sovereign Debt Obligations

The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Illiquid and Restricted Securities

            The Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

            The Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws.  Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade among qualified institutional investors.  Since Rule 144A securities and other investments may have limited markets, the Fund’s portfolio manager, pursuant to procedures adopted by the Fund’s Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Investment in Other Investment Companies

            The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act.  Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies.  Notwithstanding the foregoing, the Fund may invest an unlimited amount of its uninvested cash in the shares of money market funds, subject to the conditions set forth in the 1940 Act. In addition, the Fund may invest all of its investable assets in securities of a single open‑end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.  Investing in other investment companies may expose a Fund to duplicate expenses and lower its value.

Short Sales

A short sale is the sale of a security the Fund has borrowed.  The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender.  After a short sale is completed, the value of the security sold short may rise.  If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

            The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.  The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant.

Municipal Securities

The Fund may invest in municipal bonds of any state, territory or possession of the United States (U.S.), including the District of Columbia. The Fund may also invest in municipal bonds of any political  subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions.  Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works.  Municipal bonds may also be issued to refinance public debt.

            Municipal bonds are mainly divided between "general obligation" and "revenue" bonds.  General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax.  They are repaid from the issuer's general revenues.  Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer.  In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

            The Fund may also invest in industrial development bonds.  Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations.  The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities.  To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax.  However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

            The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating.  Municipal bonds are rated by S&P, Moody's and Fitch.  Such ratings, however, are opinions, not absolute standards of quality.  Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield.  Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund.  Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

            The ability of the Fund to achieve its investment goal depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due.  Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.  Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default.  Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses.  Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due.  In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

            From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds.  Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund.  If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund.   In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico

The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named.  The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico.  Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds

A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates.  The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate.  An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond.  The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s average portfolio maturity.  There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax.  Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes

The Fund may invest in master demand notes.  These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower.  Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed.  The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount.  The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice).  Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but may extend up to one year.  The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.  Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time.  Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund‘s investment advisor considers, under standards established by the Board of Trustees, earning power, cash flow and other liquidity ratios of the borrower and will monitor the ability of the borrower to pay principal and interest on demand.  These notes are not typically rated by credit rating agencies.  Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody’s or F-1 by Fitch.

Payment‑in‑kind Securities

The Fund may invest in payment‑in‑kind (PIK) securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period.  The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow.  Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer ‑‑ as with zero coupon securities ‑‑ is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash‑paying securities.  However, PIKs are gaining popularity over zeros since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest).  Their price is expected to reflect an amount representing accreted interest since the last payment.  PIKs generally trade at higher yields than comparable cash‑paying securities of the same issuer.  Their premium yield is the result of the lesser desirability of non‑cash interest, the more limited audience for non‑cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital.

Zero Coupon "Stripped" Bonds

The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds.  The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series.  Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities.  Each zero coupon bond entitles the holder to receive a single payment at maturity.  There are no periodic interest payments on a zero coupon bond.  Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations.  Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price.  The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method.  Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss.  If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds.

Mortgage‑Backed or Asset‑Backed Securities

The Fund may invest in mortgage‑backed securities and asset‑backed securities.  Two principal types of mortgage‑backed securities are collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).  CMOs are securities collateralized by mortgages, mortgage pass‑throughs, mortgage pay‑through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage‑backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties).  Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only.  Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass‑throughs to be prepaid prior to their stated maturity.  Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass‑throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICsare private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage‑backed securities, the Fund may invest in securities secured by other assets including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over‑the‑counter and typically have a short‑intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due.  Most issuers of asset‑backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset‑backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset‑backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset‑backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset‑backed securities may default and/or may suffer from these defects.  In evaluating the strength of particular issues of asset‑backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities

TBA refers to “To Be Announced.”  These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments

The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit.  Variable or floating rate instruments bear interest at a rate which varies with changes in market rates.  The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity.  A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula.  The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long‑term bond or commercial paper ratings applicable to permitted investments for the Fund.  The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts

            The Fund may invest in investments related to real estate including real estate investment trusts (REITs), including equity REITs and mortgage REITs.  Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.  Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates.  In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk.  REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects.  Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and to maintain exemption from the 1940 Act.  In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships

The Fund may invest in limited and master limited partnerships.  A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement.  Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely exchanged on a securities exchange or in the over-the-counter market.

Stand-by Commitments

When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities.  A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates.  The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time.  The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration.  No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts

The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust (“UIT”) that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index.  Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts (“SPDRs”) and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them.  The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them.  Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks.  Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of the Fund through Evergreen Investment Services, Inc. (EIS), broker‑dealers that have entered into special agreements with EIS or certain other financial institutions.  With certain exceptions, the Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees.  Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge (CDSC) when you redeem the Fund's shares or no sales charges at all.  Each Evergreen fund offers different classes of shares.  Refer to the prospectus to determine which classes of shares are offered by each Fund.

Class A Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class A shares.

There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

In addition to the circumstances described in the prospectus, no front-end sales charges are imposed on Class A shares purchased by shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families (as defined in the prospectus).  As described in the prospectus, current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual’s immediate family, and employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual’s immediate family, are eligible to purchase Class A shares at net asset value (NAV).  Accounts opened while the individual (or his or her immediate family member) is in a position giving rise to these privileges will continue to have the privilege of purchasing Class A shares at NAV after termination of the position; however, accounts opened after termination of the position (in the absence of any other circumstances giving rise to the privilege to purchase Class A shares at NAV) will not be eligible for purchases of Class A shares at NAV.  These provisions are generally intended to provide additional job-related incentives to persons who serve the Fund or work for companies associated with the Fund and selected dealers and agents of the Fund.  Since these persons are in a position to have a basic understanding of the nature of an investment company as well as a general familiarity with the Fund, sales to these persons, as compared to sales in the normal channels of distribution, require substantially less sales effort.  Similarly, these provisions extend the privilege of purchasing shares at NAV to certain classes of institutional investors who, because of their investment sophistication, can be expected to require significantly less than normal sales effort on the part of the Fund and EIS.  Furthermore, the provisions allow the Fund to be competitive in the mutual fund industry, where similar allowances are common.

In addition, in connection with the terms of a merger, acquisition or exchange offer made under a plan of reorganization, Class A shares may be purchased at NAV by certain investors of acquired funds who remain investors in the Evergreen funds, including former Class IS shareholders of Evergreen Strategic Value Fund, former Investor class shareholders of Undiscovered Managers Funds, former shareholders of two funds managed by Grantham, Mayo, Van Otterloo & Co. (the GMO Global Balanced Allocation Fund and the GMO Pelican Fund) and former shareholders of America’s Utility Fund.

Class B Shares

The Fund’s prospectus describes the sales charges applicable to purchases of Class B shares.

Class B shares that have been outstanding for eight years will automatically convert to Class A shares without imposition of a front‑end sales charge or exchange fee.  Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to Evergreen Service Company, LLC (ESC).

Class C Shares, Class I Shares (also referred to as Institutional Shares), Class R Shares, Class S Shares, Class S1 Shares, Administrative Shares, Institutional Service Shares, Investor Shares, Participant Shares, Reserve Shares and Resource Shares

The Fund’s prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Class S1 shares, Administrative shares, Institutional Service shares, Investor shares, Participant shares, Reserve shares and Resource shares.

Contingent Deferred Sales Charge

The Fund charges a CDSC on certain share classes as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Expenses Under Rule 12b-1” below).  Administrative, Institutional, Institutional Service, Investor, Participant, Reserve and Resource shares do not charge a CDSC.

Redemption-in-kind

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

Exchanges

Investors may exchange shares of the Fund for shares of the same class of any other Evergreen fund which offers the same class of shares. See “By Exchange” under “How to Buy Shares” in the prospectus.  Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange.  The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time. There is no front-end sales charge imposed on Class A shares of Evergreen’s money market funds. However, when exchanging from Class A shares of a money market fund to a non-money market fund within the Evergreen funds family, a sales charge will be imposed on the exchange, unless the shares have been subject to a previous sales charge.

Automatic Reinvestment

As described in the prospectus, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares.  However, ESC will automatically reinvest all subsequent dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record.  When a check is returned, the Fund will hold the check amount in a no-interest account in the shareholder's name until the shareholder updates his or her address or automatic reinvestment begins.  Uncashed or returned redemption checks will also be handled in the manner described above.

PRICING OF SHARES

Calculation of Net Asset Value

            The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus.  The Fund will not compute its NAV on the days the New York Stock Exchange is closed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Evergreen reserves the right to adjust the closing time to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

            The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

Valuation of Portfolio Securities

            Current values for the Fund's portfolio securities are determined as follows:

(1)  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

(2) Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

(3) Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

(4)  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded.  If there has been no sale, the securities are valued at the mean between bid and asked prices.  Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market.  The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

(5)  Short-term investments maturing in sixty days or less are valued at amortized cost, which approximates market value.

Securities, including restricted securities, for which market quotations are not readily available; listed securities or those on NMS if, in the investment advisor’s opinion, the last sales price does not reflect an accurate current market value; and other assets are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees.

Investments in other mutual funds are valued at net asset value.

The Evergreen Money Market funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

PRINCIPAL UNDERWRITER

            EIS is the principal underwriter for the Trust and with respect to each class of shares of the Fund.  The Trust has entered into a Principal Underwriting Agreement (Underwriting Agreement) with EIS with respect to each class of the Fund.

            EIS, as agent, has agreed to use its best efforts to find purchasers for the shares.  EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker‑dealers, and others, acting as principals, for sales of shares to them.  The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

            All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By‑Laws, current prospectuses and SAI.  All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received.  Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

            EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares.  EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

            The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, as defined in the 1940 Act (the “Independent Trustees”), and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

            The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement.  The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

            From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker‑dealers promotional materials and selling aids.

DISTRIBUTION EXPENSES UNDER RULE 12b-1

The Fund bears some of the costs of selling its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares (“Share Classes”), as applicable, including certain advertising, marketing and shareholder service expenses, pursuant to Rule 12b-1 of the 1940 Act.  These 12b-1 fees are indirectly paid by the shareholder, as shown by the Fund’s expense table in the prospectus. The 12b-1 fees are composed of distribution fees and service fees which are described further below. Certain Wachovia affiliates receive 12b-1 fees from the Funds.

Class I and Institutional shares of the Fund do not pay 12b-1 fees.

Under the Distribution Plans (each a “Plan,” together, the “Plans”) that the Fund has adopted for its Share Classes, the Fund may incur expenses for 12b-1 fees up to a maximum annual percentage of the average daily net assets attributable to a class, as described below. Amounts paid under the Plans are used to compensate EIS pursuant to Distribution Agreements (each an “Agreement,” together, the “Agreements”) that the Fund has entered into with respect to its Share Classes, as applicable.

Class	Current Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%(a)
B	1.00%
C	1.00%
S	0.75%(b)
S1	0.75%(b)
Administrative	0.75%(c)
Institutional Service	0.75%(d)
Investor	0.75%(e)
Participant	0.75%(f)
Reserve	0.75%(g)
Resource	1.00%(h)
R	1.00%(i)

(a) Currently limited to 0.30% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(b) Currently limited to 0.60% or less on Evergreen money market funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

(c) Currently limited to 0.05% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(d) Currently limited to 0.25% or less on Evergreen institutional money market funds or other Evergreen funds offering Institutional Service shares. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(e) Currently limited to 0.10% or less on Evergreen institutional money market funds. This amount is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(f) Currently limited to 0.50% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(g) Currently limited to 0.65% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(h) Currently limited to 0.80% or less on Evergreen institutional money market funds. Of this amount 0.25% is to be used exclusively as a service fee. See the expense table in the prospectus of the Fund in which you are interested.

(i) Currently limited to 0.50% or less on Evergreen funds. Of this amount 0.25% is to be used exclusively as a service fee.  See the expense table in the prospectus of the Fund in which you are interested.

Of the amounts above, each class may pay under its Plan a maximum service fee of 0.25% to compensate organizations, which may include the Fund’s investment advisor or its affiliates, for personal services provided to shareholders and the maintenance of shareholder accounts.  The Fund may not, during any fiscal period, pay 12b-1 fees greater than the amounts described in the chart above under “Current Maximum 12b-1 Fees Allowed Under the Plans.” The Trustees may, without shareholder approval, increase the fees allowed under the Agreements up to the current maximum 12b-1 fees allowed under the Plans.

The Agreements provide that EIS will use the distribution fees received from the Fund for the following purposes:

(1)        to compensate broker-dealers or other persons for distributing Fund shares;

(2)        to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund’s shareholders; and

(3)        to otherwise promote the sale of Fund shares.

The Agreements also provide that EIS may use distribution fees to make interest and principal payments in respect of amounts that have been financed to pay broker-dealers or other persons for distributing Fund shares.  EIS may assign its rights to receive compensation under the Plans to secure such financings.  Wachovia or its affiliates may finance payments made by EIS to compensate broker-dealers or other persons for distributing shares of the Fund.

In the event the Fund acquires the assets of another mutual fund, compensation paid to EIS under the Agreements may be paid by EIS to the acquired fund’s distributor or its predecessor.

Since EIS’s compensation under the Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it under the Agreements during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.  Distribution expenses incurred by EIS in one fiscal year that exceed the compensation paid to EIS for that year may be paid from distribution fees received from the Fund in subsequent fiscal years.

Distribution fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.  The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker‑dealers without the assessment of a front‑end sales charge, while at the same time permitting EIS to compensate broker‑dealers in connection with the sale of such shares.

            Service fees are accrued daily and paid at least annually on Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares and are charged as class expenses, as accrued.

            Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis.  Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

            The investment advisor may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            Each Plan and the Agreement will continue in effect for successive 12‑month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust.

            The Plans permit the payment of fees to brokers and others for distribution and shareholder‑related administrative services and to broker‑dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1 and Institutional Service shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.  The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A, Class B, Class C, Class S, Class S1, Administrative, Institutional Service, Investor, Participant, Reserve, Resource and Class R shares.

            In the event that the Plan or Agreement is terminated or not continued with respect to one or more classes of the Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to EIS with respect to that class or classes, and (ii) the Fund would not be obligated to pay EIS for any amounts expended under the Agreement not previously recovered by EIS from distribution services fees in respect of shares of such class or classes through deferred sales charges.

            All material amendments to any Plan or Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Agreement may not be amended in order to increase materially the costs that a particular class of shares of the Fund may bear pursuant to the Plan or Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected.  Any Plan or Agreement may be terminated (i) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or (ii) by EIS.  To terminate any Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to EIS.  Any Agreement will terminate automatically in the event of its assignment.  For more information about 12b-1 fees, see “Expenses” in the prospectus and “12b-1 Fees” under “Expenses” in Part 1 of this SAI. To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

SERVICE FEES AND COMMISSIONS PAID TO INVESTMENT FIRMS

            EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Class S1, Administrative, Investor, Participant, Reserve, Resource, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, Evergreen Limited Duration Fund and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.050% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.20% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Reserve Shares will be calculated quarterly at the rate of 0.1625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.65% annually) during such quarter.

The rate of service fees of a Fund with Resource Shares will be calculated quarterly at the rate of 0.20% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.80% annually) during such quarter.

The rate of service fees of a Fund with Class S and Class S1 Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an “asset-based sales charge” and is calculated into the appropriate maximum aggregate cap as specified in the rules of the National Association of Securities Dealers.

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Class C Eligible Shares”).  Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter.  Service fees will be paid within five business days after the end of the service commission period in the respective quarter.  EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

            No service fees are paid on sales of any Class I or Institutional shares of the Fund.

Commissions

            EIS pays commissions to investment firms for sales of Class A shares at the following rates:

Equity Funds (except Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	5.00%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000

Long-term Bond Funds (including Evergreen Envision Growth Fund, Evergreen Envision Growth and Income Fund, Evergreen Large Cap Equity Fund and Evergreen Equity Index Fund)	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	4.25%
	$50,000-$99,999	4.25%
	$100,000-$249,999	3.25%
	$250,000-$499,999	2.00%
	$500,000-$999,999	1.75%
	$1,000,000-$2,999,999	1.00% of the first $2,999,999, plus*
	$3,000,000-$4,999,999	0.50% of the next $2,000,000, plus*
	$5,000,000 or greater	0.25% of amounts equal to or over $5,000,000*

*    Evergreen Envision Funds and Evergreen Equity Index Fund pay 0.25% to investment firms for all amounts over $1,000,000.

Short-term Bond Funds	Your Investment	Dealer Commission as a % of Offering Price
	Up to $49,999	2.75%
	$50,000-$99,999	2.75%
	$100,000-$249,999	2.25%
	$250,000-$499,999	1.75%
	$500,000-$999,999	1.25%
	$1,000,000-$2,999,999	0.50% of the first $2,999,999, plus
	$3,000,000 or greater	0.25% of amounts equal to or over $3,000,000**

**  Evergreen Adjustable Rate Fund and Evergreen Ultra Short Opportunities Fund pay 0.25% to investment firms for all amounts over $1,000,000.

            EIS pays commissions, also referred to as a Dealer Allowance, to investment firms for sales of Class B shares in the amount of 4.00% of shares sold at the time of purchase.

EIS pays commissions to investment firms for sales of Class C shares in the amount of 1.00% of shares sold at the time of purchase.

EIS will also pay subsequent commissions to investment firms for sales of Class C shares based on the average daily net asset value of Class C shares of the Fund sold provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the calendar quarter and which are registered in the names of customers for whom the investment firm is the dealer of record (“Eligible Shares”).  Such commissions will be calculated quarterly at the rate of 0.1875% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.75% annually) during such quarter.  Such commissions will be paid by the twentieth day of the month before the end of the respective quarter.  Such commissions will continue to be paid to the investment firm quarterly so long as aggregate payments do not exceed applicable NASD limitations and other governing regulations.

            No commissions are paid on sales of any Class I, Administrative, Institutional Service, Investor, Participant, Reserve, Resource, Class R, Class S and Class S1 shares of a Fund.

TAX INFORMATION

Requirements for Qualifications as a Regulated Investment Company

            The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company (RIC) under Subchapter M of the Code.  (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.)  In order to qualify as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships.  By so qualifying, the Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains.  A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31.  The Fund anticipates meeting such distribution requirements.

Taxes on Distributions

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether made in shares or in cash.  Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.

            To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short‑term capital gains, if any).  The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income.  Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for other taxpayers who have met the relevant holding period requirements discussed below.  The Fund will inform shareholders of the amounts that so qualify.  If the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other taxpayers.

In order for dividends received by a Fund shareholder to be “qualified dividend income” (qualifying for the 15% rate of tax), the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

From time to time, the Fund will distribute the excess of its net long‑term capital gains over its short‑term capital loss to shareholders (i.e., capital gain dividends).  For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long‑term capital gains.  Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders.

Distributions by the Fund reduce its NAV.  A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital.  In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital.  Nevertheless, the shareholder may incur taxes on the distribution.   Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return.   Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

If more than 50% of the value of the Fund's total assets at the end of a fiscal year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments.  The shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage.  In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom.  As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

            For Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities, income received by the Fund from its investments in foreign securities may also be subject to withholding and other taxes.  Tax Conventions between certain countries and the U.S. may reduce or eliminate such taxes.  Shareholders in such Funds that invest up to 50% of their assets in foreign securities will not be entitled to a credit or deduction with respect to such foreign taxes.

            The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Special Tax Information for Shareholders of Municipal Bond or Municipal Money Market Funds

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income.  In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax‑exempt obligations at the close of each quarter.  An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year.  The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year.  If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a “substantial user” (as defined by the Code) of a facility financed with an issue of tax‑exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

            Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax‑exempt, will be treated as a tax preference item for alternative minimum tax purposes.  Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends.  Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income and long‑term capital gains received by the shareholder.

Taxes on the Sale or Exchange of Fund Shares

            Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares.  A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets.  Currently, capital gain on assets held for more than 12 months is generally subject to a maximum federal income tax rate of 15% for an individual.  Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares.  The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares.  Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long‑term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

            Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund.  If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld.  Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

Other Tax Considerations

            The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates).  It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons).  Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund.  Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund.  The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons.  Under recent legislation, the withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2008. The Fund does not intend to make the designations that would be required to take advantage of this provision with respect to interest income. Consequently, all dividend distributions to non-U.S. persons will be subject to withholding unless designated as long or short-term capital gains.

BROKERAGE

Brokerage Commissions

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.  Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When the Fund buys a security from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down.  When the Fund executes transactions in the over‑the‑counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

Selection of Brokers

When buying and selling portfolio securities, the advisor seeks brokers who can provide the most benefit to the Fund.  When selecting a broker, the investment advisor will primarily look for the best price at the lowest commission, but in the context of the broker’s:

1.         ability to provide the best net financial result to the Fund;

2.         efficiency in handling trades;

3.         ability to trade large blocks of securities;

4.         readiness to handle difficult trades;

5.         financial strength and stability; and

6.         provision of “research services,” defined as (a) reports and analyses concerning issuers, industries, securities and economic factors and (b) other information useful in making investment decisions.

The Fund may pay higher brokerage commissions to a broker providing it with research services, as defined in item 6, above, including Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor.  Pursuant to Section 28(e) of the Securities Exchange Act of 1934, this practice is permitted if the commission is reasonable in relation to the brokerage and research services provided.  Research services provided by a broker to the investment advisor do not replace, but supplement, the services the investment advisor is required to deliver to the Fund.  It is impracticable for the investment advisor to allocate the cost, value and specific application of such research services among its clients because research services intended for one client may indirectly benefit another.

When selecting a broker for portfolio trades, the investment advisor may not consider the amount of Fund shares a broker has sold.

            Wachovia Securities, LLC, an affiliate of the Fund’s investment advisor and a member of the New York and American Stock Exchanges, may effect portfolio transactions on those exchanges for the Fund. Wachovia Securities, LLC, is a majority-owned subsidiary of Wachovia Corporation, the Fund’s investment advisor’s parent.

Simultaneous Transactions

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients.  When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client.   The investment advisor strives for an equitable result in such transactions by using an allocation formula. The high volume involved in some simultaneous transactions can result in greater value to the Fund, but the ideal price or trading volume may not always be achieved for the Fund.

ORGANIZATION

            The following is qualified in its entirety by reference to the Trust’s Declaration of Trust.

Description of Shares

            The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares.  Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class.  Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class.  Shareholders have no preemptive or conversion rights.   Shares are redeemable and transferable.

Voting Rights

            Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings.  At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of “NAV” applicable to such share.  Shares generally vote together as one class on all matters.  Classes of shares of the Fund have equal voting rights.  No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class.  Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

            After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law (for such reasons as electing or removing Trustees, changing fundamental policies, and approving advisory agreements or 12b-1 plans), unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

Limitation of Trustees' Liability

            The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

Code of Ethics

            The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act (“Code of Ethics”).  Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

Shareholder Liability

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund.  However, the Agreement and Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees.  The Agreement and Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

INVESTMENT ADVISORY AGREEMENT

            On behalf of the Fund, the Trust has entered into an investment advisory agreement with the Fund’s investment advisor (the "Advisory Agreement").  Under the Advisory Agreement, and subject to the supervision of the Trust's Board of Trustees, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets.  The investment advisor pays for all of the expenses incurred in connection with the provision of its services.

              The Fund pays for all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described above) (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing  annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund. For information on advisory fees paid by the Fund, see “Expenses” in Part 1 of this SAI.

            The Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the Fund's outstanding shares.  In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares.  The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

            For a discussion regarding the considerations of the Fund's Board of Trustees for approving or renewing the Fund's investment advisory agreement, please see either the Fund's Annual Report or Semiannual Report immediately following the approval of the Fund's contract for the most recent fiscal period.

Transactions Among Advisory Affiliates

            The Trust has adopted procedures pursuant to Rule 17a‑7 of the 1940 Act ("Rule 17a‑7 Procedures").  The Rule 17a‑7 Procedures permit the Fund to buy or sell securities from another investment company for which a subsidiary of Wachovia Corporation is an investment advisor.  The Rule 17a‑7 Procedures also allow the Fund to buy or sell securities from other advisory clients for whom a subsidiary of Wachovia Corporation is an investment advisor.  The Fund may engage in such transaction if it is equitable to each participant and consistent with each participant's investment objective.

PORTFOLIO MANAGERS

Other Funds and Accounts Managed.  The following table provides information about the registered investment companies and other pooled investment vehicles and other accounts managed by the portfolio managers of the Funds as of the Funds’ most recent fiscal year end, May 31, 2006.

Portfolio Manager		(Assets in thousands)
Diane C. Beaver	Assets of registered investment companies managed
	Evergreen California Municipal Money Market Fund	205,721
	Evergreen Connecticut Municipal Bond Fund	75,325
	Evergreen New Jersey Municipal Money Market Fund	203,745
	Evergreen New York Municipal Money Market Fund	296,686
	Evergreen Pennsylvania Municipal Money Market Fund	203,589
	Evergreen Short-Intermediate Municipal Bond Fund	417,385
	TOTAL.........................................................................................................	$1,402,451
	Those subject to performance fee........................................................	0
	Number of other pooled investment vehicles managed..........................	0
	Assets of other pooled investment vehicles managed.....................	$0
	Number of those subject to performance fee.....................................	N/A
	Number of separate accounts managed....................................................	0
	Assets of separate accounts managed...............................................	$0
	Number of those subject to performance fee.....................................	N/A

Matthew M. Kiselak	Assets of registered investment companies managed
	Evergreen Florida Municipal Money Market Fund	356,481
	Evergreen High Grade Municipal Bond Fund	102,969
	Evergreen Institutional Municipal Money Market Fund	8,448,140
	Evergreen Municipal Bond Fund	881,807
	Evergreen Municipal Money Market Fund	2,115,663
	TOTAL.........................................................................................................	$11,905,060
	Those subject to performance fee........................................................	0
	Number of other pooled investment vehicles managed..........................	0
	Assets of other pooled investment vehicles managed.....................	$0
	Number of those subject to performance fee.....................................	N/A
	Number of separate accounts managed....................................................	0
	Assets of separate accounts managed...............................................	$0
	Number of those subject to performance fee.....................................	N/A

Michael Pietronico	Assets of registered investment companies managed
	Evergreen California Municipal Bond Fund	50,697
	Evergreen Intermediate Municipal Bond Fund	497,981
	Evergreen New York Municipal Bond Fund	97,086
	TOTAL.........................................................................................................	$645,764
	Those subject to performance fee........................................................	0
	Number of other pooled investment vehicles managed..........................	1
	Assets of other pooled investment vehicles managed.....................	$51,223
	Number of those subject to performance fee.....................................	0
	Number of separate accounts managed....................................................	1
	Assets of separate accounts managed...............................................	$19,309
	Number of those subject to performance fee.....................................	0

B. Clark Stamper	Assets of registered investment companies managed
	Evergreen Strategic Municipal Bond Fund	618,846
	TOTAL.........................................................................................................	$618,846
	Those subject to performance fee........................................................	0
	Number of other pooled investment vehicles managed..........................	N/A
	Assets of other pooled investment vehicles managed.....................	$0
	Number of those subject to performance fee.....................................	N/A
	Number of separate accounts managed....................................................	0
	Assets of separate accounts managed...............................................	$0
	Number of those subject to performance fee.....................................	N/A

Conflicts of Interest.  Portfolio managers may experience certain conflicts of interest in managing the Funds’ investments, on the one hand, and the investments of other accounts, including other Evergreen funds, on the other.  For example, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. EIMC and Stamper Capital have policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities.  EIMC’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager or team that might be eligible for a particular investment.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple Funds and other accounts may give rise to potential conflicts of interest, particularly if the Funds and accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account.  In addition, the management of other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, which may constitute a conflict with the interest of the Fund. EIMC and Stamper Capital seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline, such as investing in large capitalization equity securities.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

Neither EIMC nor Stamper Capital receive a performance fee for their management of the Funds, other than EIMC’s receipt of such a fee from Evergreen Large Cap Equity Fund.  EIMC, Stamper Capital and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee.  The policies of EIMC and Stamper Capital, however, require that portfolio managers treat all accounts they manage equitably and fairly.

EIMC has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in EIMC’s reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs.  In such an event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.  In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  EIMC has also adopted policies and procedures in accordance with Rule 17a-7 under the 1940 Act relating to transfers effected without a broker-dealer between registered investment companies or a registered investment company client and another advisory client, to ensure compliance with the rule and fair and equitable treatment of both clients involved in such transactions.  Stamper Capital has similar policies relating to brokerage, aggregation and fair allocation of trades.

Portfolio managers may also experience certain conflicts between their own personal interests and the interests of the accounts they manage, including the Funds.  One potential conflict arises from the weighting methodology used in determining bonuses, as described below, which may give a portfolio manager an incentive to allocate a particular investment opportunity to a product that has a greater weighting in determining his or her bonus.  Another potential conflict may arise if a portfolio manager were to have a larger personal investment in one fund than he or she does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the fund in which he or she holds a larger stake.  EIMC’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s activities outside EIMC by prohibiting, without prior written approval from the Code of Ethics Compliance Officer, portfolio managers from participating in investment clubs and from providing investment advice to, or managing, any account or portfolio in which the portfolio manager does not have a beneficial interest and that is not a client of EIMC.  The Code of Ethics of Stamper Capital has similar provisions.

Compensation.  EIMC.  For EIMC, portfolio managers’ compensation consists primarily of a base salary and an annual bonus.  Each portfolio manager’s base salary is reviewed annually and adjusted based on consideration of various factors specific to the individual portfolio manager, including, among others, experience, quality of performance record and breadth of management responsibility, and based on a comparison to competitive market data provided by external compensation consultants.  The annual bonus pool for portfolio managers and other employees that are eligible to receive bonuses is determined based on the overall profitability of the firm during the relevant year.

The annual bonus has an investment performance component, which accounts for a majority of the annual bonus, and a subjective evaluation component.  The amount of the investment performance component is based on the pre-tax investment performance of the funds and accounts managed by the individual (or one or more appropriate composites of such funds and accounts) over the prior five years compared to the performance over the same time period of an appropriate benchmark (typically a broad-based index or universe of external funds or managers with similar characteristics).  See the information below relating to other funds and accounts managed by the portfolio managers for the specific benchmarks used in evaluating performance.  In calculating the amount of the investment performance component, performance for the most recent year is weighted 25%, performance for the most recent three-year period is weighted 50% and performance for the most recent five-year period is weighted 25%.  In general, the investment performance component is determined using a weighted average of investment performance of each product managed by the portfolio manager, with the weighting done based on the amount of assets the portfolio manager is responsible for in each such product.  For example, if a portfolio manager was to manage a mutual fund with $400 million in assets and separate accounts totaling $100 million in assets, performance with respect to the mutual fund would be weighted 80% and performance with respect to the separate accounts would be weighted 20%.  In certain cases, portfolio weights within the composite may differ from the actual weights as determined by assets.  For example, a very small fund’s weight within a composite may be increased to create a meaningful contribution.

To be eligible for an investment performance related bonus, the time-weighted average percentile rank must be above the 50th percentile.  A portfolio manager has the opportunity to maximize the investment component of the incentive payout by generating performance at or above the 25th percentile level.

In determining the subjective evaluation component of the bonus, each manager is measured against predetermined objectives and evaluated in light of other discretionary considerations.  Objectives are set in several categories, including teamwork, participation in various assignments, leadership, and development of staff.

For calendar year 2005, the investment performance component of each portfolio manager’s bonus will be determined based on comparisons to the benchmarks (either to the individual benchmark or one or more composites of all or some of such benchmarks) indicated below.  The benchmarks may change for purposes of calculating bonus compensation for calendar year 2006.

Portfolio Manager

Diane Beaver

Lipper California Tax-Exempt Money Market Funds

Lipper Connecticut Municipal Debt Funds

Lipper New Jersey Tax-Exempt Money Market Funds

Lipper New York Tax-Exempt Money Market Funds

Lipper Pennsylvania Tax-Exempt Money Market Funds

Lipper Short-Intermediate Municipal Debt Funds

Mathew Kiselak

Lipper General Municipal Debt Funds

Lipper Institutional Tax-Exempt Money Market Funds

Lipper Institutional Tax-Exempt Money Market Funds

Lipper Insured Municipal Debt Funds

Lipper Other States Tax-Exempt Money Market Funds

Michael Pietronico	Lipper California Intermediate Municipal Debt Funds Lipper Intermediate Municipal Debt Funds Lipper New York Intermediate Municipal Debt Funds

Portfolio managers may also receive equity incentive awards (non-qualified stock options and/or restricted stock) in Wachovia Corporation, EIMC’s publicly traded parent company, based on their performance and/or positions held.  Equity incentive awards are made based on subjective review of the factors that are considered in determining base salary and the annual bonus.

In addition, EIMC’s portfolio managers may participate, at their election, in various benefits programs, including the following:

medical, dental, vision and prescription benefits,

life, disability and long-term care insurance,

before-tax spending accounts relating to dependent care, health care, transportation and parking, and various other services, such as family counseling and employee assistance programs, prepaid or discounted legal services, health care advisory programs and access to discount retail services.

These benefits are broadly available to EIMC employees.  Senior level employees, including many portfolio managers but also including many other senior level executives, may pay more or less than employees that are not senior level for certain benefits, or be eligible for, or required to participate in, certain benefits programs not available to employees who are not senior level.  For example, only senior level employees above a certain compensation level are eligible to participate in the Wachovia Corporation deferred compensation plan, and certain senior level employees are required to participate in the deferred compensation plan.

            Compensation.  Clark Stamper.  B. Clark Stamper is employed by and compensated by Stamper Capital, not the Evergreen Strategic Municipal Bond Fund.  Mr. Stamper is compensated through a structure comprised of a percentage of overall firm profits and overall firm revenues.  Firm revenues are a function of overall firm assets under management and the fee rates charged to those assets.  Firm profits are the cash flows remaining after all other compensation and firm operating expenses are paid.  The methodology of compensation with other accounts he manages is essentially the same.  In addition, Mr. Stamper receives medical and prescription benefits.

Fund Holdings.  The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds’ fiscal year ended May 31, 2006. Total exposure equals the sum of (i) the portfolio manager’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the portfolio manager’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

High Grade Municipal Bond Fund

Matthew M. Kiselak	$1-$10,000
Intermediate Municipal Bond Fund
Michael Pietronico	$100,001-$500,000
Municipal Bond Fund
Matthew M. Kiselak	$1-$10,000
Short-Intermediate Municipal Bond Fund
Diane C. Beaver	$1-$10,000
Strategic Municipal Bond Fund
B. Clark Stamper	$100,001-$500,000

Evergreen Family of Funds

Matthew M. Kiselak
$1-$10,000
Michael Pietronico
$100,001-$500,000
Diane C. Beaver
$1-$10,000
B. Clark Stamper
$100,001-$500,000

The table below presents the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) by certain members of senior management of EIMC and its affiliates that are involved in Evergreen’s mutual fund business as of December 31, 2005.  Total exposure equals the sum of (i) the individual’s beneficial ownership in direct Evergreen fund holdings, plus (ii) the individual’s Evergreen fund holdings through the Wachovia Corporation 401(k) plan, plus (iii) the individual’s Wachovia Corporation deferred compensation plan exposure to Evergreen funds.

Maryann Bruce................................ President, EIS	$500,001 – 1,000,000
Christopher Conkey......................... Chief Investment Officer, EIMC	Over $1,000,000
Dennis Ferro................................... Chief Executive Officer, EIMC	Over $1,000,000
Richard Gershen.............................. Head of Business Strategy, Risk and Product Management, EIMC	$500,001 – 1,000,000
W. Douglas Munn............................ Chief Operating Officer, EIMC	$500,001 – 1,000,000
Patrick O’Brien................................ President, Institutional Division, EIMC	Over $1,000,000
MANAGEMENT OF THE TRUST

The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders.  The Trustees meet periodically throughout the year to oversee the Fund’s activities, reviewing, among other things, the Fund’s performance and its contractual arrangements with various service providers.  Each Trustee is paid a fee for his or her services.  See “Expenses-Trustee Compensation” in Part 1 of this SAI.

            The Trust has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates.  The Executive Committee also functions as the Nominating Committee, the 15(c) Committee and the Qualified Legal Compliance Committee (as further described below).  As of July 14, 2006, the Executive Committee assumed the responsibilities of the Litigation Committee, which was dissolved. The Executive Committee assumed responsibilities for overseeing and assisting Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider’s ability to perform its services to the Funds. For the fiscal year ended May 31, 2006, the Executive Committee held 22 committee meetings.

            The Nominating Committee is responsible for nominating candidates for election to the Board of Trustees by the full Board.  The Committee may solicit suggestions for persons to fill vacancies on the Boards of Trustees from such sources as it deems appropriate, including EIMC.  The Committee will consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund.  Shareholder recommendations should be sent to the attention of the Committee in care of the Fund’s Secretary and should include biographical information, including the proposed nominee’s business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

            The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act.  It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts.

   The Qualified Legal Compliance Committee is responsible for the establishment of written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund.  The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.  If it is determined that there has been a material violation, the Committee is responsible for informing the Fund’s chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Trust has an Audit Committee which consists of K. Dun Gifford, Patricia A. Norris and the Chairman of the Committee, Charles A. Austin III, each of whom is an Independent Trustee.  The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. As of July 14, 2006, the Audit Committee assumed the responsibilities of the Pricing Committee, which was dissolved.   The Audit Committee assumed the responsibilities for overseeing and assisting Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended May 31, 2006, the Audit Committee held 6 committee meetings.

            The Trust has a 12b-1 Committee (formerly the Distribution and Shareholder Service Committee) which consists of William W. Pettit, Shirley L. Fulton, and the Chairman of the Committee, Dr. Leroy Keith. The 12b-1 Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds’ distributor of amounts paid under the Funds’ Rule 12b-1 plans; the nature and quality of services provided by the Funds’ transfer agent; and the overall level of servicing provided to shareholders in the Funds. For the fiscal year ended May 31, 2006, the 12b-1 Committee held 4 committee meetings.

            The Trust has a Performance Committee which consists of Gerald McDonnell, Dr. Russell A. Salton, III, David M. Richardson, Richard Wagoner and the Chairman of the Committee, Richard J. Shima.  The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. For the fiscal year ended May 31, 2006, the Performance Committee held 8 committee meetings.

            Set forth below are the Trustees of each of the fourteen Evergreen Trusts.  The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:

Name and

Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupations for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2006	Other Directorships held outside of Evergreen Fund Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	92	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College	92	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Partner, Stonington Partners, Inc. (private equity fund); Trustee, Phoenix Funds Family; Director, Diversapack Co. (packaging company); Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	92	Trustee, Phoenix Fund Family (consisting of 51 portfolios)
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Manager of Commercial Operations, CMC Steel (steel producer)	92	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	President and Director of Phillips Pond Homes Association (home community); President and Director of Buckleys of Kezar Lake, Inc., (real estate company); Former Partner, PricewaterhouseCoopers, LLP	92	None
William Walt Pettit DOB: 8/26/1955	Trustee	1984	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	92	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment business development/consulting company); Consultant, Kennedy Information, Inc. (executive recruitment information and research company); Consultant, AESC (The Association of Executive Search Consultants); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications)	92	None
Dr. Russell A. Salton, III DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource Associates, Inc.	92	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Director and Chairman, Branded Media Corporation (multi-media branding company)	92	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee, Saint Joseph College (CT)	92	None

Interested Trustee:

Richard K. Wagoner, CFA[2] DOB: 12/12/1937	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	92	None

1      Each Trustee, except Ms. Norris, serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. As a new Trustee, Ms. Norris’ initial term ends June 30, 2009, at which time she may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees.

2      Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wachovia Corporation, the parent to the Evergreen funds' investment advisor.

Trustee Ownership of Evergreen Funds Shares

            Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees’ Deferred Compensation Plan. The table shows the dollar range of each Trustee’s investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2006.

Trustee

	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Funds Complex
Charles A. Austin III	Evergreen Equity Income Fund[1]	Over $100,000	Over $100,000
	Evergreen Global Opportunities Fund[2]	Over $100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[1]	Over $100,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Mid Cap Growth Fund[1]	Over $100,000
	Evergreen Omega Fund[1]	$50,001-$100,000
	Evergreen Precious Metals Fund	$50,001-$100,000
	Evergreen Utility and Telecommunications Fund	$10,001-$50,000
K. Dun Gifford	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Emerging Markets Growth Fund	$50,001-$100,000
	Evergreen Equity Income Fund	$50,001-$100,000
	Evergreen Fundamental Large Cap Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Health Care Fund	$10,001-$50,000
Dr. Leroy Keith, Jr.	Evergreen Asset Allocation Fund	$1-$10,000	$50,001-$100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Diversified Bond Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Limited Duration Fund	$10,001-$50,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000
	Evergreen Utility and Telecommunications Fund	$1-$10,000
Gerald M. McDonnell	Evergreen Adjustable Rate Fund	$10,001-$50,000	Over $100,000
	Evergreen Asset Allocation Fund[1]	$50,001-$100,000
	Evergreen Balanced Fund[1]	$50,001-$100,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund	$10,001-$50,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Large Cap Value Fund[1]	$50,001-$100,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Money Market Fund[2]	Over $100,000
	Evergreen Omega Fund[1]	$10,001-$50,000
	Evergreen Short Intermediate Bond Fund	$1-$10,000
	Evergreen Strategic Municipal Bond Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$1-$10,000
Patricia B. Norris	Evergreen Disciplined Small-Mid Value Fund	$10,001-$50,000	Over $100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Growth Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund	$10,001-$50,000
William Walt Pettit	Evergreen Asset Allocation Fund[1]	$1-$10,000	Over $100,000
	Evergreen Balanced Fund[1]	$1-$10,000
	Evergreen Disciplined Value Fund[1]	$1-$10,000
	Evergreen Emerging Markets Growth Fund	$10,001-$50,000
	Evergreen Equity Income Fund[1]	$1-$10,000
	Evergreen Fundamental Large Cap Fund[2]	Over $100,000
	Evergreen Global Large Cap Equity Fund[2]	$10,001-$50,000
	Evergreen Global Opportunities Fund[2]	Over $100,000
	Evergreen Growth Fund[1]	Over $100,000
	Evergreen Health Care Fund[2]	Over $100,000
	Evergreen International Equity Fund[2]	$10,001-$50,000
	Evergreen Large Cap Equity Fund[1]	Over $100,000
	Evergreen Large Cap Value Fund[1]	$1-$10,000
	Evergreen Mid Cap Growth Fund[1]	$1-$10,000
	Evergreen Money Market Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund[2]	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund	$50,001-$100,000	Over $100,000
	Evergreen Managed Income Fund	$50,001-$100,000
	Evergreen Precious Metals Fund	$10,001-$50,000
	Evergreen Special Values Fund	$10,001-$50,000
	Evergreen Utilities and High Income Fund	$50,001-$100,000
Dr. Russell A. Salton, III	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Fundamental Large Cap Fund[1]	$1-$10,000
	Evergreen Global Opportunities Fund[1]	Over $100,000
	Evergreen Large Cap Equity Fund[1]	$10,001-$50,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund	$10,001-$50,000	Over $100,000
	Evergreen Balanced Fund[2]	Over $100,000
	Evergreen Core Bond Fund[1]	$50,001-$100,000
	Evergreen Disciplined Value Fund	$10,001-$50,000
	Evergreen Equity Index Fund	$10,001-$50,000
	Evergreen Global Opportunities Fund	$10,001-$50,000
	Evergreen Health Care Fund	$10,001-$50,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Omega Fund	$10,001-$50,000
	Evergreen Special Equity Fund	$10,001-$50,000
	Evergreen Utility and Telecommunications Fund	$10,001-$50,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]	Over $100,000	Over $100,000
	Evergreen Balanced Fund	$50,001-$100,000
	Evergreen Connecticut Municipal Bond Fund	$50,001-$100,000
	Evergreen Fundamental Large Cap Fund[1]	$50,001-$100,000
	Evergreen Global Large Cap Equity Fund	Over $100,000
	Evergreen Global Opportunities Fund	Over $100,000
	Evergreen Income Advantage Fund	$10,001-$50,000
	Evergreen International Balanced Income Fund	$10,001-$50,000
	Evergreen International Equity Fund	$10,001-$50,000
	Evergreen Large Cap Equity Fund[1]	$50,001-$100,000
	Evergreen Large Cap Value Fund[1]	Over $100,000
	Evergreen Managed Income Fund	$10,001-$50,000
	Evergreen Omega Fund	$50,001-$100,000
	Evergreen Utilities and High Income Fund	$10,001-$50,000
Richard K. Wagoner	Evergreen Balanced Fund	$10,001-$50,000	Over $100,000
	Evergreen Equity Income Fund	Over $100,000
	Evergreen Income Advantage Fund	$1-$10,000
	Evergreen Managed Income Fund	$1-$10,000
	Evergreen Mid Cap Growth Fund	Over $100,000
	Evergreen Money Market Fund	Over $100,000
	Evergreen Municipal Money Market Fund	$10,001-$50,000
	Evergreen Omega Fund	Over $100,000
	Evergreen Special Values Fund	Over $100,000
	Evergreen Treasury Money Market Fund	$1-$10,000
	Evergreen Utilities and High Income Fund	$1-$10,000

1          Invested through the Trustees’ Deferred Compensation Plan.  The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account.  The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.

2          Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Global Opportunities Fund, $50,001-$100,000; Evergreen Health Care Fund, $10,001 - $50,000. Mr. McDonnell – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000 and Evergreen Money Market Fund, $1 - $10,000. Mr. Pettit – Evergreen Fundamental Large Cap Fund, $10,001 - $50,000; Evergreen Global Large Cap Equity Fund, $1 - $10,000; Evergreen Global Opportunities Fund, $10,001 - $50,000; Evergreen Health Care Fund, $10,001 - $50,000; Evergreen International Equity Fund, $10,001 - $50,000; Evergreen Utility and Telecommunications Fund, $10,001 - $50,000. Mr. Scofield – Evergreen Balanced Fund, $10,001-$50,000.

         Set forth below are the principal officers of each of the fourteen Evergreen Trusts.

Name, Address and Date of Birth	Position with Trust	Principal Occupation for Last Five Years
Dennis H. Ferro 401 S. Tryon Charlotte, NC 28288 DOB: 6/20/1945	President since 2003	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Services, Inc.; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
James Angelos 200 Berkeley Street Boston, MA 02116 DOB: 9/2/1947	Chief Compliance Officer since 2004	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investments Co, Inc; Former Director of Compliance, Evergreen Investment Services, Inc.

 1          Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Income Advantage Fund, Evergreen Managed Income Fund, Evergreen Utilities and High Income Fund and Evergreen International Balanced Income Fund.  Jeremy DePalma is the Treasurer to Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Funds and an affiliated person of EIMC or EIS by virtue of their positions as an officer or employee of EIMC or EIS.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

            A complete listing of portfolio holdings for every Fund as of the calendar quarter end will be available to the public approximately 15 calendar days after the calendar quarter end. Such listing will be posted to EvergreenInvestments.com as soon after the 15 days as possible. In addition, certain Funds (such as Evergreen money market funds) may make available to the public a complete list of holdings as of month end, posted to EvergreenInvestments.com within approximately 15 calendar days after the month end.  Once released to the Web, site there are no restrictions on providing the data to any shareholder or external party.

            Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients.  These consultants typically compare the Funds against other investment firms’ products to see which is most suitable for the clients.  In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors.  The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data until the 15th calendar day after quarter end when the data is available to the public.

            This policy applies to affiliates of Evergreen such as Wachovia Trust and Wachovia Securities.  Officers of the Funds may authorize disclosure of the Fund’s portfolio securities in accordance with this policy.  The Fund’s Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy.  The chief compliance officer reports directly to the Board.

            As of the date of this SAI, the Funds had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Funds:

Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds’ custodian	Daily
KPMG LLP	Funds’ independent registered public accounting firm	As necessary in connection with financial statements and SEC filings
EIS	Funds’ administrator	Daily
ESC	Funds’ transfer agent	Quarterly
EIMC	Funds’ investment advisor	Daily
Stamper Capital	Funds’ sub-advisor	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly

            Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CORPORATE AND MUNICIPAL BOND RATINGS

The Fund relies on ratings provided by independent rating services to help determine the credit quality of bonds and other obligations the Fund intends to purchase or already owns.  A rating is an opinion of an issuer’s ability to pay interest and/or principal when due.  Ratings reflect an issuer’s overall financial strength and whether it can meet its financial commitments under various economic conditions.

If a security held by the Fund loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so.

The principal rating services, commonly used by the Fund and investors generally, are S&P and Moody’s.  The Fund may also rely on ratings provided by Fitch.  Rating systems are similar among the different services.  As an example, the chart below compares basic ratings for long-term bonds.  The “Credit Quality” terms in the chart are for quick reference only.  Following the chart are the specific definitions each service provides for its ratings.

COMPARISON OF LONG-TERM BOND RATINGS

MOODY’S	S&P	FITCH	Credit Quality
Aaa	AAA	AAA	Excellent Quality (lowest risk) *
Aa	AA	AA	Almost Excellent Quality (very low risk) *
A	A	A	Good Quality (low risk) *
Baa	BBB	BBB	Satisfactory Quality (some risk) *
Ba	BB	BB	Questionable Quality (definite risk) **
B	B	B	Low Quality (high risk) **
Caa/Ca/C	CCC/CC/C	CCC/CC/C	In or Near Default **
	D	DDD/DD/D	In Default **

* Considered investment grade.

** Considered below investment grade.

CORPORATE BONDS

LONG-TERM RATINGS

Moody’s Corporate Long-Term Bond Ratings

Aaa  Bondswhich are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are ratedA possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are ratedBaa are considered as medium-grade obligations (i.e. they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds which are ratedCaa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  Anobligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  Anobligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:Asdescribed below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  Anobligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  Anobligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action.  An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C       High default risk.  Default is a real possibility.  Capacity for meeting financial commitment is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D       Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  ‘DDD’ obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this categoryhave defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

CORPORATE SHORT-TERM RATINGS

Moody’s Corporate Short-Term Issuer Ratings

Prime-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred--and not where a default is only expected.  S&P changes ratings to D either:

On the day an interest and/or principal payment is due and is not paid.  An exception is made if there is a grace period and S&P believes that a payment will be made, in which case the rating can be maintained; or

Upon voluntary bankruptcy filing or similar action, An exception is made if S&P expects that debt service payments will continue to be made on a specific issue.  In the absence of a payment default or bankruptcy filing, a technical default (i.e., covenant violation) is not sufficient for assigning a D rating.

Fitch Corporate Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

MUNICIPAL BONDS

LONG-TERM RATINGS

Moody’s Municipal Long-Term Bond Ratings

Aaa  Bondsrated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds ratedA possess many favorable investment attributes and are to be considered as upper-medium grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba  Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B  Bonds rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa  Bonds rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca  Bonds rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C  Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P Municipal Long-Term Bond Ratings

AAA  Anobligation rated AAA has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  Anobligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C:Asdescribed below, obligations rated  BB, B, CCC, CC and C are regarded as having significant speculative characteristics.   BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet it financial commitment on the obligation.

CCC  Anobligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  Anobligation rated CC is currently highly vulnerable to nonpayment.

C  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D  An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Municipal Long-Term Bond Ratings

Investment Grade

AAA  Highest credit quality.   AAA ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA  Very high credit quality.  AA ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A  High credit quality.  A ratings denote a lower expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB  Good credit quality.  BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB  Speculative.  BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B  Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A CC rating indicates that default of some kind appears probable.  C ratings signal imminent default.

DDD, DD, D  Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  DD indicates potential recoveries in the range of 50%-90% and D the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some of all of their obligations.  Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated DD and D are generally undergoing a formal reorganization or liquidation process: those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect of repaying all obligations.

+ or - may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the AAA rating category or to categories below CCC or to short-term ratings (as discussed below) other than F1.

SHORT-TERM MUNICIPAL RATINGS

Moody’s Municipal Short-Term Issuer Ratings

Prime-1   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidence by many of the following characteristics.

--  Leading market positions in well-established industries.

--  High rates of return on funds employed.

--  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

--  Broad margins in earnings coverage of fixed financial changes and high internal cash generation.

--  Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Municipal Short-Term Loan Ratings

MIG 1  This designation denotes best quality.  There is strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes high quality.  Margins of protection are ample although not so large as in the preceding group.

MIG 3  This designation denotes favorable quality.  Liquidity and cash-flow protection may be narrow and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative quality.  Debt instruments in this category may lack margins of protection.

S&P Commercial Paper Ratings

A-1   This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated A-1.

A-3  Issues carrying this designation have an adequate capacity for timely payment.  They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated B are regarded as having only speculative capacity for timely payment.

C  This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated D is in payment default.  The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

S&P Municipal Short-Term Obligation Ratings

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3   Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

F1  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3  Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B  Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C  High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D  Default. Denotes actual or imminent payment default.

ADDITIONAL INFORMATION

            Except as otherwise stated in its prospectus or required by law, the Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

            No dealer, salesman or other person is authorized to give any information or to make any representation not contained in the Fund's prospectus, SAI or in supplemental sales literature issued by the Fund or EIS, and no person is entitled to rely on any information or representation not contained therein.

            The Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.

Appendix A

Evergreen Investment Management Company, LLC

Proxy Voting Policy and Procedures

February 1, 2006

Statement of Principles

Evergreen Investment Management Company (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Voting Records

A copy of the proxy voting records indicating how the Evergreen funds voted proxies relating to portfolio securities during the twelve-month period ended June 30th may be obtained, without charge, by visiting our website at EvergreenInvestments.com or the SEC’s website at http://www.sec.gov.

Corporate Governance Committee

Evergreen has established a corporate governance committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest

Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wachovia Corporation will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines

The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2006.

1. Auditors

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless:

An auditor has a financial interest in or association with the company, and is therefore not independent;

There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or

Fees for non-audit services are excessive.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

Composition of the board and key board committees;

Attendance at board and committee meetings;

Corporate governance provisions and takeover activity;

Disclosures under Section 404 of the Sarbanes-Oxley Act;

Long-term company performance relative to a market and peer index;

Extent of the director’s investment in the company;

Existence of related party transactions;

Whether the chairman is also serving as CEO;

Whether a retired CEO sits on the board;

Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

Sit on more than six public company boards;

Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

The non-audit fees paid to the auditor are excessive;

A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

There is a negative correlation between chief executive pay and company performance;

The company fails to submit one-time transfers of stock options to a shareholder vote;

The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

Two-thirds independent board;

All-independent key committees;

Established governance guidelines;

The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;

The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;

An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;

Management’s track record;

Background to the proxy contest;

Qualifications of director nominees (both slates);

Strategic plan of dissident slate and quality of critique against management;

Likelihood that the proposed goals and objectives can be achieved (both slates);

Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

Shareholders have approved the adoption of the plan; or

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20 percent trigger, flip-in or flip-over;

A term of no more than three years;

No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

Market reaction - How has the market responded to the proposed deal?

Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

The total cost of the company’s equity plans is unreasonable;

The plan expressly permits the repricing of stock options without prior shareholder approval;

There is a disconnect between CEO pay and the company’s performance;

The company’s three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

The plan is a vehicle for poor pay practices.

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation plan are met and disclosed in the proxy statement:

Stock ownership guidelines with a minimum of three times the annual cash retainer.

Vesting schedule or mandatory holding/deferral period:

A minimum vesting of three years for stock options or restricted stock; or

Deferred stock payable at the end of a three-year deferral period.

A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

No retirement/benefits and perquisites for non-employee directors; and

A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

Purchase price is at least 85 percent of fair market value;

Offering period is 27 months or less; and

The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

A trigger beyond the control of management;

The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

Change-in-control payments should be double-triggered, i.e., (1) after a change in the company’s ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. Corporate Responsibility

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

The company is conducting animal testing programs that are unnecessary or not required by regulation;

The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

There is a disconnect between CEO pay and the company’s performance;

The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

The existing level of disclosure on pricing policies;

Deviation from established industry pricing norms;

The company’s existing initiatives to provide its products to needy consumers;

Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

New legislation is adopted allowing development and drilling in the ANWR region;

The company intends to pursue operations in the ANWR; and

The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

The company does not maintain operations in Kyoto signatory markets;

The company already evaluates and substantially discloses such information; or,

Greenhouse gas emissions do not significantly impact the company’s core businesses.

Political Contributions

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

Past performance as a closed-end fund;

Market in which the fund invests;

Measures taken by the board to address the discount; and

Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

Performance of the fund’s net asset value;

The fund’s history of shareholder relations;

The performance of other funds under the advisor’s management.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

there are concerns about the accounts presented or audit procedures used; or

the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

there are serious concerns about the accounts presented or the audit procedures used;

the auditors are being changed without explanation; or

nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

there are serious concerns about the statutory reports presented or the audit procedures used;

questions exist concerning any of the statutory auditors being appointed; or

the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Director Elections

Vote FOR management nominees in the election of directors, unless:

Adequate disclosure has not been met in a timely fashion;

There are clear concerns over questionable finances or restatements;

There have been questionable transactions with conflicts of interest;

There are any records of abuses against minority shareholder interests; and

The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

Director Compensation

Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

there are serious questions about actions of the board or management for the year in question; or

legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or

the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans:

Vote FOR share repurchase plans, unless:

clear evidence of past abuse of the authority is available; or

the plan contains no safeguards against selective buybacks.

Reissuanceof Shares Repurchased:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions:

Vote FOR mergers and acquisitions, unless:

the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

Mandatory Takeover Bid Waivers:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals:

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans:

Vote compensation plans on a CASE-BY-CASE basis.

AntitakeoverMechanisms:

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Evergreen Municipal Bond Fund

Pro Forma Combining Financial Statements (unaudited)

Pro Forma Combining Schedule of Investments

These Pro Forma Financial Statements relate specifically to the proposed transfers of the assets and liabilities of Evergreen Florida Municipal Bond Fund ("Florida Municipal Bond Fund”), a series of Evergreen Municipal Trust, and Atlas National Municipal Bond Fund (“Atlas Municipal Fund”), a series of Atlas Funds, to Evergreen Municipal Bond Fund ("Municipal Bond Fund"), a series of Evergreen Municipal Trust, in exchange for Class A, Class B, Class C and Class I shares for Florida Municipal Fund (to be issued to holders of Class A, Class B, Class C, and Class I shares, of Florida Municipal Bond Fund, of beneficial interest, $0.001 par value per share, of Municipal Bond Fund) and in exchange for Class A for Atlas Municipal Fund (to be issued to holders of shares of Atlas Municipal Fund, of beneficial interest, $0.001 par value per share, of Municipal Bond Fund). The period presented covers the twelve-month period from December 1, 2005 through November 30, 2006 and reflects financial information assuming both mergers take place.

November 30, 2006	Evergreen Municipal Bond Fund		Evergreen Florida Municipal Bond Fund		Atlas National Municipal Bond Fund		Evergreen Municipal Bond Fund Pro Forma
	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value	Principal Amount	Value
MUNICIPAL OBLIGATIONS 102.3%
AIRPORT 4.2%
Allegheny Cnty., PA Arpt. Auth. RRB, Pittsburgh Intl. Arpt. Proj., 6.00%, 01/01/2015	$2,495,000	$2,667,255	$0	$0	$0	$0	$2,495,000	$2,667,255
Atlanta, GA Arpt. RB, Ser. D, 5.25%, 01/01/2017 ‡	11,790,000	12,721,292	0	0	0	0	11,790,000	12,721,292
Dallas-Fort Worth, TX Intl. Arpt. RB, Ser. A:
5.50%, 11/01/2020, (Insd. by MBIA) ‡	12,000,000	13,138,920	0	0	0	0	12,000,000	13,138,920
5.50%, 11/01/2021, (Insd. by MBIA) ‡	5,680,000	6,219,089	0	0	0	0	5,680,000	6,219,089
Dallas-Fort Worth, TX Intl. Arpt. RB, Ser. A., Refunding and Improvement, 5.50%, 11/01/2031, (Insd. by FGIC)	0	0	0	0	1,500,000	1,602,975	1,500,000	1,602,975
Denver, CO City and Cnty. Arpt. RB, Ser. B., 5.00%, 11/15/2033	0	0	0	0	1,000,000	1,057,710	1,000,000	1,057,710
Indianapolis, IN Local Pub. Impt. RB:
5.00%, 01/01/2019 ‡	1,550,000	1,663,414	0	0	0	0	1,550,000	1,663,414
5.00%, 01/01/2020 ‡	8,460,000	9,058,207	0	0	0	0	8,460,000	9,058,207
Lee Cnty. FL Arpt. RB, Ser. A., 5.875%, 10/01/2019, (Insd. by FSA)	0	0	0	0	2,000,000	2,161,800	2,000,000	2,161,800
Memphis-Shelby Cnty., TN Arpt. Auth. RB, Ser. A:
5.50%, 03/01/2016, (Insd. by FSA)	5,000,000	5,318,450	0	0	0	0	5,000,000	5,318,450
5.50%, 03/01/2017, (Insd. by FSA)	2,005,000	2,128,668	0	0	0	0	2,005,000	2,128,668
Washington, Port of Seattle, RB, Ser. B, 5.625%, 02/01/2024 (Insd. by MBIA)	0	0	0	0	1,000,000	1,059,090	1,000,000	1,059,090
		52,915,295		0		5,881,575		58,796,870

COMMUNITY DEVELOPMENT DISTRICT 3.3%
Arizona Watson Road Cmnty. Facs. Dist. Spl. Assmt. RB:
5.75%, 07/01/2022	4,000,000	4,241,720	0	0	0	0	4,000,000	4,241,720
6.00%, 07/01/2030	7,930,000	8,459,248	0	0	0	0	7,930,000	8,459,248
Fishhawk, FL CDD RRB, 5.25%, 05/01/2018, (Insd. by MBIA)	0	0	3,530,000	3,888,895	0	0	3,530,000	3,888,895
Frederick Cnty., MD Urbana CDA Spl. Obl. RB, 6.625%, 07/01/2025	3,280,000	3,378,695	0	0	0	0	3,280,000	3,378,695
Henderson, NV Local Impt. Dist. RB:
5.05%, 09/01/2017	2,465,000	2,540,873	0	0	0	0	2,465,000	2,540,873
5.10%, 09/01/2018	2,500,000	2,577,050	0	0	0	0	2,500,000	2,577,050
5.125%, 09/01/2019	2,975,000	3,066,303	0	0	0	0	2,975,000	3,066,303
5.15%, 09/01/2020	2,105,000	2,169,518	0	0	0	0	2,105,000	2,169,518
Journey’s End CDD Spl. Assmt. RB, 7.00%, 05/01/2031	0	0	2,225,000	2,375,455	0	0	2,225,000	2,375,455
Mediterra South Florida CDD RB, Ser. A, 6.95%, 05/01/2031	0	0	2,755,000	2,878,176	0	0	2,755,000	2,878,176
Viera East, FL CDD RB, Water Mgmt. Proj.:
5.75%, 05/01/2020, (Insd. by MBIA)	0	0	2,020,000	2,391,195	0	0	2,020,000	2,391,195
5.75%, 05/01/2021, (Insd. by MBIA)	0	0	2,140,000	2,547,263	0	0	2,140,000	2,547,263
5.75%, 05/01/2022, (Insd. by MBIA)	0	0	2,265,000	2,711,998	0	0	2,265,000	2,711,998
Winston Trails, FL CDD Spl. Obl. RB, Palm Beach Cmnty. Proj., 6.50%, 05/01/2031	0	0	3,015,000	3,160,775	0	0	3,015,000	3,160,775
		26,433,407		19,953,757		0		46,387,164

CONTINUING CARE RETIREMENT COMMUNITY 4.5%
Arden Hills, MN Housing & Hlth. Care Facs. Revenue, Presbyterian Homes, Ser. A, VRDN, 3.70%, 09/01/2029	0	0	0	0	2,000,000	2,000,000	2,000,000	2,000,000
Bexar Cnty., TX Hlth. Facs. Dev. Corp. RB, Army Retirement Residence Proj., 6.125%, 07/01/2022	685,000	742,458	0	0	0	0	685,000	742,458
Erie Cnty., NY Indl. Dev. Agcy. RB, Orchard Park CCRC, Inc. Proj.:
6.00%, 11/15/2026	7,000,000	7,520,940	0	0	0	0	7,000,000	7,520,940
6.00%, 11/15/2036	3,000,000	3,215,970	0	0	0	0	3,000,000	3,215,970
Ser. A:
5.00%, 11/15/2014	0	0	1,000,000	1,008,010	0	0	1,000,000	1,008,010
5.125%, 11/15/2016	0	0	1,585,000	1,607,808	0	0	1,585,000	1,607,808
Goshen, IN RB, Greencroft Obl. Group, Ser. B, 5.75%, 08/15/2028	5,000,000	5,097,150	0	0	0	0	5,000,000	5,097,150
Health Fin. Dev. Corp. of Central Texas, Inc. Retirement Facs. RB, Ser. A, 5.625%, 11/01/2026	5,500,000	5,674,790	0	0	0	0	5,500,000	5,674,790
Illinois Fin. Auth. RB, Montgomery Place Proj., Ser. A:
5.50%, 05/15/2026 #	1,150,000	1,177,531	0	0	0	0	1,150,000	1,177,531
5.75%, 05/15/2038 #	2,150,000	2,220,757	0	0	0	0	2,150,000	2,220,757
North Carolina Med. Care Commission Retirement Facs. RRB, First Mtge., United Methodist Retirement Homes, Ser. C:
5.125%, 10/01/2019	1,300,000	1,341,392	0	0	0	0	1,300,000	1,341,392
5.25%, 10/01/2024	3,250,000	3,356,210	0	0	0	0	3,250,000	3,356,210
Palm Beach Cnty., FL Hlth. Facs. Auth. RB:
Abbey DelRay South Proj., 5.30%, 10/01/2007	0	0	1,000,000	1,000,830	0	0	1,000,000	1,000,830
Waterford Proj., 5.50%, 10/01/2015	0	0	2,750,000	2,752,393	0	0	2,750,000	2,752,393
St. John’s Cnty., FL IDA RB, Presbyterian Retirement, Ser. A, 5.85%, 08/01/2024	0	0	3,385,000	3,726,987	0	0	3,385,000	3,726,987
Tarrant Cnty., TX Cultural Ed. Facs. Fin. Corp. RB, Northwest Sr. Hsg. Edgemere Proj.:
6.00%, 11/15/2026	4,500,000	4,845,825	0	0	0	0	4,500,000	4,845,825
6.00%, 11/15/2036	6,500,000	6,956,365	0	0	0	0	6,500,000	6,956,365
Vermont EDA RB, Wake Robin Corp. Proj., Ser. A, 6.30%, 03/01/2033, (Insd. by ACA)	3,500,000	3,726,905	0	0	0	0	3,500,000	3,726,905
Winchester, VA IDA Hosp. RRB, Winchester Med. Ctr., Inc., 5.50%, 01/01/2015, (Insd. by AMBAC)	5,500,000	6,165,830	0	0	0	0	5,500,000	6,165,830
		52,042,123		10,096,028		2,000,000		64,138,151

EDUCATION 5.1%
Athens, GA Hsg. Auth. Student Hsg. Lease RB, Univ. of Georgia East Campus, 5.25%, 12/01/2020, (Insd. by AMBAC)	1,315,000	1,410,653	0	0	0	0	1,315,000	1,410,653
Allegheny Cnty., PA Higher Ed. Building Auth. RB, Duquesne Univ., Ser. B, 5.00%, 03/01/2019	0	0	0	0	1,510,000	1,643,771	1,510,000	1,643,771
Boulder Cnty., CO Dev RB, Univ. Corp. Atmospheric Research, 5.00%, 09/01/2027	0	0	0	0	1,880,000	1,984,547	1,880,000	1,984,547
California, Ed. Fac. Auth. RB, Santa Clara Univ., 5.00%, 09/01/2023	0	0	0	0	1,000,000	1,130,350	1,000,000	1,130,350
Calcasieu Parish, LA Public Trust Authority, Student Lease Rev. McNeese Student Housing Proj, 5.25%, 05/01/2033 (Insd. by MBIA)	0	0	0	0	1,295,000	1,368,647	1,295,000	1,368,647
Charleston, SC Edl. Excellence Fin. Corp. RB, Charleston Cnty. Sch. Dist. Proj., 5.00%, 12/01/2023	9,105,000	9,748,724	0	0	0	0	9,105,000	9,748,724
Cherokee Cnty., SC Scago Edl. Facs. Corp. RRB, Cherokee Sch. Dist. No. 1, Ser. B, 5.00%, 12/01/2026, (Insd. by FSA)	2,295,000	2,467,423	0	0	0	0	2,295,000	2,467,423
Chicago, IL Board of Education, VRDN, 3.65%, 03/01/2031	0	0	0	0	100,000	100,000	100,000	100,000
Colorado, Ed. & Cultural Fac. RB:
Nashville Public Radio, 5.00%, 06/01/2024	0	0	0	0	1,695,000	1,783,716	1,695,000	1,783,716
Nashville Public Radio, 5.125%, 03/01/2023	0	0	0	0	2,000,000	2,209,540	2,000,000	2,209,540
Kansas City, MO Metro. Cmnty. Colleges Bldg. Corp. RRB, Leasehold Junior College, 4.75%, 07/01/2020, (Insd. by FGIC)	2,335,000	2,482,806	0	0	0	0	2,335,000	2,482,806
Latrobe, PA IDA College RB, St. Vincent College Proj., 5.35%, 05/01/2015	1,165,000	1,222,551	0	0	0	0	1,165,000	1,222,551
Maryland Econ. Dev. Corp. Student Hsg. RRB, Univ. of Maryland College Park Proj., 5.00%, 06/01/2024, (Insd. by CIFG Svcs., Inc.)	3,020,000	3,261,751	0	0	0	0	3,020,000	3,261,751
Newberry Cnty., SC, Sch. Dist Proj. RB, 5.00%, 12/01/2030	0	0	0	0	1,000,000	1,041,940	1,000,000	1,041,940
New York Dorm. Authority, RB, 5.00%, 12/15/2023	0	0	0	0	1,585,000	1,728,696	1,585,000	1,728,696
Rhode Island, Hlth. & Ed. Build. Corp. RB, Higher Ed. Fac., Salve Regina Univ., 5.125%, 03/15/2032	0	0	0	0	1,500,000	1,574,100	1,500,000	1,574,100
St. Joseph Cnty., IN Edl. Facs. RB, Univ. of Notre Dame du Lac Proj., 6.50%, 03/01/2026	1,640,000	2,184,070	0	0	0	0	1,640,000	2,184,070
Tulsa, OK Indl. Auth. Student Hsg. RB, Univ. of Tulsa:
5.25%, 10/01/2021	4,055,000	4,405,149	0	0	0	0	4,055,000	4,405,149
5.25%, 10/01/2026	1,135,000	1,230,147	0	0	0	0	1,135,000	1,230,147
University of Arkansas, RB, 5.00%, 03/01/2025 (Insd. by FGIC)	0	0	0	0	1,000,000	1,075,840	1,000,000	1,075,840
University of California, RB, Multi. Purpose Proj., Ser. M., 5.125%, 09/01/2022 (Insd. by FGIC)	0	0	0	0	1,000,000	1,044,880	1,000,000	1,044,880
University of Colorado, Master Lease Purch. Agreement, COP, Ser. A., 5.00%, 06/01/2033 (Insd. by AMBAC)	0	0	0	0	1,000,000	1,052,670	1,000,000	1,052,670
University of Missouri, System Fac. RB, Ser. A, 5.00%, 11/01/2021	0	0	0	0	1,000,000	1,078,060	1,000,000	1,078,060
University of New Mexico RB, Hosp. Mtge., 5.00%, 07/01/2021, (Insd. by FHA & FSA)	3,835,000	4,101,801	0	0	0	0	3,835,000	4,101,801
University of North Carolina, Ser. A, 4.50%, 10/01/2020, (Insd. by MBIA)	2,100,000	2,189,796	0	0	0	0	2,100,000	2,189,796
University of Texas RRB, Ser. D, 5.00%, 08/15/2021 #	15,000,000	16,315,095	0	0	0	0	15,000,000	16,315,095
Virginia College, Educational Fac. RB, Hampton Univ. Proj. 5.00%, 04/01/2018	0	0	0	0	1,300,000	1,330,173	1,300,000	1,330,173
Washington State Univ. RRB, Hsg. & Dining Sys., 5.00%, 10/01/2019, (Insd. by FSA)	1,000,000	1,045,320	0	0	0	0	1,000,000	1,045,320
		52,065,286		0		20,146,930		72,212,216

ELECTRIC REVENUE 3.9%
Long Island Power Auth. of New York Elec. Sys. RRB, Ser. E, 5.00%, 12/01/2018, (Insd. by MBIA)	9,000,000	9,900,360	0	0	0	0	9,000,000	9,900,360
Monroe Cnty., MI Econ. Dev. Corp. RRB, Detroit Edison Co., Ser. AA, 6.95%, 09/01/2022, (Insd. by FGIC)	10,000,000	13,368,900	0	0	0	0	10,000,000	13,368,900
Puerto Rico Elec. Power Auth. RB:
Ser. KK, 5.50%, 07/01/2016	0	0	12,000,000	13,802,640	0	0	12,000,000	13,802,640
Ser. RR, 5.00%, 07/01/2035	0	0	6,000,000	6,450,240	0	0	6,000,000	6,450,240
Sikeston, MO Elec. RRB, 6.00%, 06/01/2015, (Insd. by MBIA)	500,000	586,905	0	0	0	0	500,000	586,905
Western Generation Agcy. of Oregon RRB, Wauna Cogeneration Proj.:
Ser. A, 5.00%, 01/01/2019	1,125,000	1,194,975	0	0	0	0	1,125,000	1,194,975
Ser. B:
5.00%, 01/01/2012	5,620,000	5,774,550	0	0	0	0	5,620,000	5,774,550
5.00%, 01/01/2013	2,855,000	2,950,100	0	0	0	0	2,855,000	2,950,100
5.00%, 01/01/2014	1,100,000	1,137,730	0	0	0	0	1,100,000	1,137,730
		34,913,520		20,252,880		0		55,166,400

GENERAL OBLIGATION - LOCAL 4.4%
Adams Cnty., OH Valley Local Sch. Dist. GO, Adams & Highland Cnty., 7.00%, 12/01/2015, (Insd. by MBIA)	2,000,000	2,398,620	0	0	0	0	2,000,000	2,398,620
Akron, OH Refunding GO, 5.00%, 12/01/2018	5,300,000	5,802,652	0	0	0	0	5,300,000	5,802,652
Cook Cnty. IL GO 7.25%, 11/01/2007 (Insd by FSA)	0	0	0	0	225,000	227,043	225,000	227,043
Detrioit, MI City Sch. Dist. 5.50%, 05/01/2015	0	0	0	0	1,000,000	1,109,820	1,000,000	1,109,820
El Paso Cnty., CO Sch. Dist. No. 11 GO:
5.50%, 12/15/2023	0	0	0	0	1,000,000	1,106,100	1,000,000	1,106,100
6.50%, 12/01/2012	2,310,000	2,674,148	0	0	0	0	2,310,000	2,674,148
7.10%, 12/01/2013	2,000,000	2,431,280	0	0	0	0	2,000,000	2,431,280
Jefferson Cnty., CO Sch. Dist. No. R-001, Ser. A, 5.00%, 12/15/2017 (Insd. by FSA)	0	0	0	0	1,000,000	1,096,780	1,000,000	1,096,780
Kern, CA High Sch. Dist. GO, Ser. 1990-C, 6.25%, 08/01/2010 (Insd. by MBIA)	0	0	0	0	545,000	597,930	545,000	597,930
Larimer Cnty., CO Sch. Dist. No. 1 GO, 5.50%%, 12/15/2023, (Insd. by MBIA)	0	0	0	0	1,000,000	1,119,220	1,000,000	1,119,220
Larimer Cnty., CO Sch. Dist. No. 1 GO, 7.00%, 12/15/2016, (Insd. by MBIA)	2,250,000	2,794,590	0	0	0	0	2,250,000	2,794,590
Lakota, OH, Local Sch. Dist. GO, 7.00%, 12/01/2009, (Insd. by AMBAC)	0	0	0	0	1,740,000	1,907,997	1,740,000	1,907,997
Maricopa Cnty. AZ Unified Sch. Dist. No. 69, GO, Paridise Valley Refunding, 6.35%, 07/01/2010, (Insd. by MBIA)	0	0	0	0	600,000	656,418	600,000	656,418
Miami-Dade Cnty. FL GO, Capital Appreciation & Income, Ser. B, 0.00%, 10/01/2035 ¤	0	0	0	0	1,000,000	945,420	1,000,000	945,420
New York, NY GO:
Ser. G:
5.00%, 08/01/2020	10,000,000	10,792,600	0	0	0	0	10,000,000	10,792,600
5.00%, 12/01/2021	10,000,000	10,771,300	0	0	0	0	10,000,000	10,771,300
5.00%, 12/01/2022	5,000,000	5,385,650	0	0	0	0	5,000,000	5,385,650
Ser. L, 5.75%, 08/01/2012	0	0	0	0	500,000	511,758	500,000	511,758
Ser. M, 5.00%, 04/01/2023	5,000,000	5,336,600	0	0	0	0	5,000,000	5,336,600
Niagara Falls, NY GO, Pub. Impt. Proj., 7.50%, 03/01/2014, (Insd. by MBIA)	460,000	571,656	0	0	0	0	460,000	571,656
Pinal Cnty., AZ Sch. Dist. #43, Apache JCT, Ser. A, 6.80%, 07/01/2009 (Insd. by FGIC)	0	0	0	0	425,000	458,868	425,000	458,868
Richland Cnty., SC Sch Dist. #002 GO, Ser. A, 5.00%, 04/01/2017	0	0	0	0	1,500,000	1,632,060	1,500,000	1,632,060
Seattle, Washington, GO 5.00%, 08/01/2021	0	0	0	0	2,000,000	2,165,000	2,000,000	2,165,000
		48,959,096		0		13,534,414		62,493,510

GENERAL OBLIGATION - STATE 6.1%
California, GO:
5.00%, 10/01/2022	0	0	0	0	700,000	739,438	700,000	739,438
5.00%, 02/01/2032	0	0	0	0	500,000	526,535	500,000	526,535
5.50%, 11/01/2033	0	0	0	0	1,200,000	1,323,060	1,200,000	1,323,060
ABC Unified Sch. District, Capital Appropriation, GO, Ser. B, 0.00%, 08/01/2024 ¤	0	0	0	0	1,715,000	808,708	1,715,000	808,708
Economic Recovery, 5.00%, 07/01/2016	0	0	0	0	1,000,000	1,063,450	1,000,000	1,063,450
Commonwealth of Puerto Rico Refunding GO, Ser. A, 5.50%, 07/01/2016, (Insd. by MBIA) ‡	0	0	7,820,000	8,955,620	0	0	7,820,000	8,955,620
Connecticut GO, Ser. D, 5.00%, 11/01/2025	2,170,000	2,355,188	0	0	0	0	2,170,000	2,355,188
District of Columbia GO, Gallery Place Proj., 5.50%, 07/01/2019, (Insd. by FSA)	1,665,000	1,808,823	0	0	0	0	1,665,000	1,808,823
Florida Board of Ed. GO, Pub. Ed. Capital Outlay Proj., Ser. A, 5.00%, 06/01/2017	0	0	8,250,000	9,141,330	0	0	8,250,000	9,141,330
Georgia Refunding GO, Ser. B:
5.00%, 07/01/2017	10,000,000	11,002,600	0	0	0	0	10,000,000	11,002,600
5.00%, 07/01/2018	10,000,000	10,975,500	0	0	0	0	10,000,000	10,975,500
Illinois GO, 5.375%, 05/01/2013 (Insd. by FSA)	0	0	0	0	2,000,000	2,148,020	2,000,000	2,148,020
Illinois GO, 5.70%, 07/01/2014, (Insd. by FGIC)	4,850,000	4,905,387	0	0	0	0	4,850,000	4,905,387
Massachusetts GO, 5.25%, 09/01/2022	0	0	0	0	2,500,000	2,897,500	2,500,000	2,897,500
North Carolina GO, Ser. A, 5.00%, 06/01/2018	14,900,000	16,485,360	0	0	0	0	14,900,000	16,485,360
Pennsylvania GO, 5.00%, 01/01/2018	0	0	0	0	2,500,000	2,738,675	2,500,000	2,738,675
Texas GO:
College Student Loan, 5.25%, 08/01/2013	1,225,000	1,327,814	0	0	0	0	1,225,000	1,327,814
Veteran’s Hsg. Assistance Program, Ser. A, 5.65%, 12/01/2017	1,000,000	1,028,880	0	0	0	0	1,000,000	1,028,880
Washington GO:
Ser. A, 6.75%, 02/01/2015	1,000,000	1,162,070	0	0	0	0	1,000,000	1,162,070
Ser. B & AT-7, 6.40%, 06/01/2017	3,750,000	4,480,163	0	0	0	0	3,750,000	4,480,163
		55,531,785		18,096,950		12,245,386		85,874,121

HOSPITAL 19.0%
Alachua Cnty., FL Hlth. Facs. Auth. RB, Shands Teaching Hosp., Ser. A, 6.25%, 12/01/2016, (Insd. by MBIA)	0	0	4,000,000	4,709,960	0	0	4,000,000	4,709,960
Birmingham, AL Spl. Care Facs. Fin. Auth. RB, Baptist Hlth. Sys., Inc., Ser. A, 5.25%, 11/15/2020	0	0	5,000,000	5,315,550	0	0	5,000,000	5,315,550
Chatham Cnty. GA Hosp. Auth. RB, Mem. Hlth. Med. Ctr., Ser A., 6.125%, 01/01/2024	0	0	0	0	1,000,000	1,098,960	1,000,000	1,098,960
Colorado Hlth. Facs. Auth. RB:
Evangelical Lutheran Proj., Ser. A, 5.25%, 06/01/2036	0	0	0	0	1,000,000	1,064,630	1,000,000	1,064,630
Portercare Adventist Hlth. Sys. Hosp., 6.50%, 11/15/2023	4,000,000	4,550,040	0	0	0	0	4,000,000	4,550,040
Vail Valley Med. Ctr. Proj., 5.75%, 01/15/2022	0	0	0	0	1,770,000	1,891,865	1,770,000	1,891,865
Colorado Hlth. Facs. Auth. RRB, Adventist Hlth. Sunbelt, Ser. D:
5.25%, 11/15/2027	12,000,000	12,975,960	0	0	0	0	12,000,000	12,975,960
5.25%, 11/15/2035	7,000,000	7,528,640	0	0	0	0	7,000,000	7,528,640
Coral Gables, FL Hlth. Facs. Auth. RB, Baptist Hlth. South Florida:
5.00%, 08/15/2034	0	0	4,985,000	5,360,520	0	0	4,985,000	5,360,520
5.25%, 08/15/2024	0	0	5,000,000	5,438,400	0	0	5,000,000	5,438,400
Escambia Cnty., FL Hlth. Facs. Auth. RB, Ascension Hlth. Credit, Ser. A, 5.25%, 11/15/2011	0	0	0	0	1,000,000	1,070,690	1,000,000	1,070,690
Escambia Cnty., FL Hlth. Facs. Auth. RB, Ascension Hlth. Proj., Ser. C, 5.75%, 11/15/2032	0	0	10,000,000	11,005,700	0	0	10,000,000	11,005,700
Halifax, FL Med. Ctr. RB, Ser. A:
5.00%, 06/01/2038	0	0	0	0	1,000,000	1,035,190	1,000,000	1,035,190
5.25%, 06/01/2018	0	0	2,675,000	2,887,984	0	0	2,675,000	2,887,984
5.25%, 06/01/2020	0	0	3,000,000	3,220,410	0	0	3,000,000	3,220,410
5.25%, 06/01/2021	0	0	3,000,000	3,215,580	0	0	3,000,000	3,215,580
5.25%, 06/01/2026	0	0	1,805,000	1,927,451	0	0	1,805,000	1,927,451
Highlands Cnty., FL Hlth. Facs. Auth. RB, Adventist Hlth. Sys. Proj., Ser. D, 5.875%, 11/15/2029	0	0	10,000,000	11,369,400	0	0	10,000,000	11,369,400
Hillsborough Cnty., FL IDA Hosp. RB, Tampa Gen. Hosp. Proj., 5.25%, 10/01/2041	0	0	15,000,000	16,024,200	0	0	15,000,000	16,024,200
Huntsville, AL Hlth. Care Auth. RB, Ser. A, 5.75%, 06/01/2016	5,730,000	6,264,609	0	0	0	0	5,730,000	6,264,609
Illinois Hlth. Facs. Auth. RB, Edward Hosp.:
5.50%, 02/15/2013, (Insd. by FSA) ‡	2,680,000	2,894,427	0	0	0	0	2,680,000	2,894,427
5.50%, 02/15/2014, (Insd. by FSA) ‡	2,830,000	3,052,976	0	0	0	0	2,830,000	3,052,976
5.50%, 02/15/2015, (Insd. by FSA) ‡	1,730,000	1,853,782	0	0	0	0	1,730,000	1,853,782
5.50%, 02/15/2016, (Insd. by FSA) ‡	3,150,000	3,386,975	0	0	0	0	3,150,000	3,386,975
Indiana Hlth. & Edl. Facs. Fin. Auth. Hosp. RB:
5.00%, 02/15/2020, (Gtd. by Merrill Lynch & Co., Inc.) ‡	3,000,000	3,181,530	0	0	0	0	3,000,000	3,181,530
5.00%, 02/15/2021, (Gtd. by Merrill Lynch & Co., Inc.) ‡	2,500,000	2,653,250	0	0	0	0	2,500,000	2,653,250
5.00%, 02/15/2022, (Gtd. by Merrill Lynch & Co., Inc.) ‡	8,750,000	9,279,463	0	0	0	0	8,750,000	9,279,463
Jacksonville, FL EDA Cmnty. Hlth. Care Facs. RB, Mayo Clinic Proj., 5.00%, 11/15/2036	0	0	10,000,000	10,619,000	0	0	10,000,000	10,619,000
Jones, Cnty., MS Hosp. RB, South Central Regl. Med. Ctr., 5.50%, 12/01/2017	0	0	0	0	250,000	254,488	250,000	254,488
Kent, MI Hosp. Fin. Auth. RB, Metro. Hosp. Proj., Ser. A, 6.25%, 07/01/2040	5,000,000	5,651,450	0	0	0	0	5,000,000	5,651,450
Kerrville, TX Hlth. Facs. Dev. Corp. Hosp. RB, Sid Peterson Mem. Hosp. Proj., 5.45%, 08/15/2035	5,750,000	5,803,705	0	0	0	0	5,750,000	5,803,705
Lancaster Cnty., NB Hosp. Auth. RB, VRDN, 3.65%, 07/01/2013	0	0	0	0	100,000	100,000	100,000	100,000
Lawrence, KS Lawrence Hosp. RB, Lawrence Mem Hosp., 5.125%, 07/01/2036	0	0	0	0	1,000,000	1,059,380	1,000,000	1,059,380
Lorain Cnty., OH Hosp. RRB, Catholic Hlth. Care, Ser. A, 5.75%, 10/01/2018	5,000,000	5,452,900	0	0	0	0	5,000,000	5,452,900
Louisiana Pub. Facs. Auth. RRB, Pennington Med. Foundation Proj., 5.00%, 07/01/2026	2,000,000	2,108,960	0	0	0	0	2,000,000	2,108,960
Marshall Cnty., AL Hlth. Care Auth. RB, Ser. A:
5.75%, 01/01/2015, (Liq.: Merrill Lynch & Co., Inc.)	1,350,000	1,460,322	0	0	0	0	1,350,000	1,460,322
5.75%, 01/01/2032, (Liq.: Merrill Lynch & Co., Inc.)	1,050,000	1,126,314	0	0	0	0	1,050,000	1,126,314
6.25%, 01/01/2022, (Liq.: Merrill Lynch & Co., Inc.)	1,000,000	1,101,060	0	0	0	0	1,000,000	1,101,060
Maryland Hlth. & Higher Edl. Facs. Auth. RB, Doctors’ Cmnty. Hosp., Inc., 5.75%, 07/01/2013	3,305,000	3,309,627	0	0	0	0	3,305,000	3,309,627
Medical Univ. of South Carolina Hosp. Auth. RRB, Hosp. Facs., Ser. A:
5.25%, 08/15/2021, (Insd. by FHA & MBIA)	2,625,000	2,855,160	0	0	0	0	2,625,000	2,855,160
5.25%, 08/15/2022, (Insd. by FHA & MBIA)	6,030,000	6,550,389	0	0	0	0	6,030,000	6,550,389
5.25%, 02/15/2023, (Insd. by FHA & MBIA)	3,125,000	3,390,344	0	0	0	0	3,125,000	3,390,344
Mississippi Hosp. Equip. & Facs. Auth. RB, Baptist Mem. Hosp., Ser. B-1, 5.00%, 09/01/2024	0	0	0	0	1,000,000	1,034,340	1,000,000	1,034,340
Monroe Cnty., PA Hosp. Auth. RB, Pocono Med. Ctr., 6.00%, 01/01/2043	0	0	0	0	1,000,000	1,089,470	1,000,000	1,089,470
Montgomery Cnty., OH Hosp. RRB, Kettering Med. Ctr., 6.25%, 04/01/2020, (Insd. by MBIA)	2,500,000	3,085,625	0	0	0	0	2,500,000	3,085,625
Orange Cnty., FL Hlth. Facs. Auth. RB:
Adventist Hlth. Sys. Hosp.:
5.25%, 11/15/2018	2,000,000	2,143,840	0	0	0	0	2,000,000	2,143,840
6.25%, 11/15/2024	0	0	4,000,000	4,488,640	0	0	4,000,000	4,488,640
Orlando Regl. Hlth. Care Sys.:
Ser. B, 5.125%, 11/15/2039	0	0	5,000,000	5,326,900	0	0	5,000,000	5,326,900
Ser. D, 5.75%, 10/01/2012, (Insd. by MBIA)	0	0	8,010,000	8,502,215	0	0	8,010,000	8,502,215
Ser. C, 6.25%, 10/01/2016, (Insd. by MBIA)	0	0	2,015,000	2,404,076	0	0	2,015,000	2,404,076
Pulaski Cnty. AK Hosp. RB, Arkansas Children’s Hosp. Proj., 5.00%, 03/02/2035, (Insd. by AMBAC)	0	0	0	0	1,000,000	1,063,130	1,000,000	1,063,130
Quincy, IL RB, Blessing Hosp. Proj., 6.00%, 11/15/2018	4,950,000	4,956,930	0	0	0	0	4,950,000	4,956,930
Salina, KS Hosp. RB, Salina Reg. Hlth. Cntr. Inc., 5.00%, 10/01/2036	0	0	0	0	825,000	871,580	825,000	871,580
South Carolina Jobs EDA Hosp. Facs. RB, Palmetto Hlth. Proj., Ser. C, 7.00%, 08/01/2030	825,000	980,257	0	0	0	0	825,000	980,257
South Miami, FL Hlth. Facs. Auth. RB, Baptist Hlth. Group Proj., 5.75%, 11/15/2033	0	0	5,000,000	5,445,400	0	0	5,000,000	5,445,400
St. John’s Cnty., FL Hlth. Care IDRB, Glenmore Proj., Ser. B, 4.75%, 01/01/2041	0	0	1,000,000	1,000,020	0	0	1,000,000	1,000,020
St. Paul, MN Hsg. & Redev. Auth. Hosp. RB, HealthEast Hosp. Proj.:
6.00%, 11/15/2030	3,980,000	4,450,317	0	0	0	0	3,980,000	4,450,317
6.00%, 11/15/2035	5,000,000	5,571,650	0	0	0	0	5,000,000	5,571,650
Steubenville, OH Hosp. Rev, Facilities Refunding & Impt., Trinity Hlth. Sys., 6.50%, 10/01/2030	0	0	0	0	1,750,000	1,915,113	1,750,000	1,915,113
Sullivan Cnty., TN Hlth., Edl. & Hsg. Facs. Board Hosp. RB, Wellmont Hlth. Sys. Proj., Ser. C, 5.25%, 09/01/2036	6,000,000	6,380,880	0	0	0	0	6,000,000	6,380,880
Tulsa Cnty., OK Indl. Auth. Hlth. Care RB, St. Francis Hlth. Sys., 5.00%, 12/15/2036	5,000,000	5,295,450	0	0	0	0	5,000,000	5,295,450
University of Kansas Hosp. Auth. RRB, Univ. of Kansas Hlth. Sys.:
5.00%, 09/01/2020 #	1,315,000	1,400,317	0	0	0	0	1,315,000	1,400,317
5.00%, 09/01/2021 #	1,560,000	1,656,080	0	0	0	0	1,560,000	1,656,080
Ward Cnty., ND Hlth. Care Facs. RB, Trinity Obligated Group:
5.125%, 07/01/2025	2,250,000	2,374,583	0	0	0	0	2,250,000	2,374,583
5.125%, 07/01/2029	1,700,000	1,795,489	0	0	0	0	1,700,000	1,795,489
Washington Cnty., PA Hosp. Auth. RB, Monongahela Valley Hosp. Proj., 6.25%, 06/01/2022	750,000	829,253	0	0	0	0	750,000	829,253
Wichita, KS Hosp. Facs. Impt. RRB, Ser. 11, 6.75%, 11/15/2019	5,000,000	5,422,950	0	0	0	0	5,000,000	5,422,950
Wisconsin Hlth. & Edl. Facs. Auth. RB, Fort Healthcare, Inc. Proj., 6.10%, 05/01/2034	3,815,000	4,288,594	0	0	0	0	3,815,000	4,288,594
		147,064,098		108,261,406		13,548,836		268,874,340

HOUSING 4.9%
Aurora, CO Hsg. Auth. MHRB, 6th Ave. Proj., Ser. A, 5.70%, 12/01/2018, (LOC: U.S. Bancorp)	2,800,000	2,933,308	0	0	0	0	2,800,000	2,933,308
Chicago Heights, IL Residential Mtge. RB, 0.00%, 06/01/2009 ¤	125,000	104,416	0	0	0	0	125,000	104,416
Chicago, IL SFHRB, Ser. B, 6.95%, 09/01/2028, (Insd. by FHLMC, FNMA & GNMA)	65,000	66,721	0	0	0	0	65,000	66,721
Clarence, NY HFA RB, Bristol Vlg. Proj., 6.00%, 01/20/2044, (Insd. by GNMA)	2,675,000	3,003,918	0	0	0	0	2,675,000	3,003,918
Colorado HFA Single Family Program, Sr. Ser. A-1, 7.40%, 11/01/2027	0	0	0	0	25,000	25,290	25,000	25,290
Colorado HFA SFHRB, Sr. Ser. D-2, 6.90%, 04/01/2029	600,000	603,948	0	0	0	0	600,000	603,948
Delaware Hsg. Auth. SFHRB, Ser. A, 6.70%, 01/01/2033	1,910,000	1,920,066	0	0	0	0	1,910,000	1,920,066
Florida Hsg. Fin. Corp. RB, Ser. 4, 5.85%, 07/01/2031, (Insd. by FSA)	0	0	770,000	771,147	0	0	770,000	771,147
General Motors Acceptance Corp. Muni. Mtge. Trust:
Ser. A-2, 4.80%, 10/31/2040 144A	3,500,000	3,583,825	0	0	0	0	3,500,000	3,583,825
Ser. C-1, 5.70%, 10/31/2040 144A	3,000,000	3,124,590	0	0	0	0	3,000,000	3,124,590
Georgia HFA SFHRB, Sub. Ser. D-4, 5.65%, 06/01/2021	740,000	752,543	0	0	0	0	740,000	752,543
Heart of Texas Hsg. Fin. Corp. SFHRB, Ser. A, 4.50%, 05/01/2040, (Insd. by FHLMC, FNMA & GNMA)	3,000,000	3,177,240	0	0	0	0	3,000,000	3,177,240
Hillsborough Cnty., FL HFA RB, Ser. A, 6.625%, 10/01/2029	0	0	850,000	866,082	0	0	850,000	866,082
Idaho HFA SFHRB, Sr. Ser. D, 6.30%, 07/01/2025	970,000	1,011,341	0	0	0	0	970,000	1,011,341
Illinois Fin. Auth. MHRB, Covered Bridges Apts. Proj., 4.875%, 06/01/2039, (Insd. by FNMA)	3,000,000	3,068,220	0	0	0	0	3,000,000	3,068,220
Indiana HFA SFHRB, Ser. A-2, 5.15%, 07/01/2017, (Insd. by FNMA & GNMA)	1,475,000	1,512,804	0	0	0	0	1,475,000	1,512,804
Maine HFA Mtge. Purchase RB, Ser. D-2, 5.80%, 11/15/2016	1,770,000	1,790,762	0	0	0	0	1,770,000	1,790,762
Maryland Cmnty. Dev. Admin. RB, Dept. of Hsg. & Cmnty. Dev., Ser. P:
4.20%, 09/01/2015 #	1,700,000	1,702,499	0	0	0	0	1,700,000	1,702,499
4.30%, 09/01/2017 #	1,990,000	1,993,204	0	0	0	0	1,990,000	1,993,204
4.45%, 09/01/2021 #	2,500,000	2,510,025	0	0	0	0	2,500,000	2,510,025
Massachusetts Hsg. Fin. Agcy. Ser. F, 5.125%, 12/01/2034	0	0	0	0	100,000	103,286	100,000	103,286
Massachusetts Hsg. Fin. Agcy. SFHRB, Ser. 52, 6.00%, 06/01/2014, (Insd. by MBIA)	85,000	85,757	0	0	0	0	85,000	85,757
Minnesota Hsg. Fin. Agcy. SFHRB, 6.00%, 07/01/2022	2,885,000	2,905,685	0	0	0	0	2,885,000	2,905,685
Mississippi Home Corp. SFHRB, Ser. B, 6.20%, 06/01/2030, (Insd. by FNMA & GNMA)	830,000	845,231	0	0	0	0	830,000	845,231
Missouri Hsg. Dev. Commission Mtge. SFHRB:
Ser. A-2, 6.30%, 03/01/2030, (Insd. by GNMA)	20,000	20,531	0	0	0	0	20,000	20,531
Ser. B:
6.25%, 09/01/2015, (Insd. by FNMA & GNMA)	55,000	55,556	0	0	0	0	55,000	55,556
6.45%, 09/01/2027, (Insd. by FNMA & GNMA)	265,000	267,944	0	0	0	0	265,000	267,944
Nevada, Housing Division, Single-Family Mortgage RB, Ser. C, 6.60%, 04/01/2014 (Insd. by FHA)	0	0	0	0	5,000	5,060	5,000	5,060
New Hampshire HFA MHRB, Ser. I, 5.50%, 07/01/2017, (Liq.: Merrill Lynch & Co., Inc.)	5,940,000	6,199,340	0	0	0	0	5,940,000	6,199,340
Ohio HFA, MFHRB, 4.75%, 10/20/2015	0	0	0	0	545,000	559,851	545,000	559,851
Pinellas Cnty., FL HFA SFHRB, Multi-Cnty. Proj., Ser. A-1, 5.95%, 03/01/2030	0	0	965,000	981,222	0	0	965,000	981,222
South Carolina Hsg. Fin. & Dev. Auth. RB:
Ser. A-2, 6.35%, 07/01/2019, (Insd. by FSA)	1,240,000	1,295,664	0	0	0	0	1,240,000	1,295,664
Ser. C-2, 4.50%, 07/01/2022, (Insd. by FSA) #	5,150,000	5,150,000	0	0	0	0	5,150,000	5,150,000
Suffolk, VA Redev. & Hsg. Auth. MHRB, Hope Vlg. Apts. Proj., 5.10%, 02/01/2014, (Insd. by FNMA)	1,075,000	1,122,827	0	0	0	0	1,075,000	1,122,827
Tennessee HDA RB, Homeownership Program:
4.70%, 07/01/2015, (Liq.: UBS Painewebber, Inc.)	1,395,000	1,397,051	0	0	0	0	1,395,000	1,397,051
5.00%, 07/01/2034	4,175,000	4,257,206	0	0	0	0	4,175,000	4,257,206
Utah HFA SFHRB, Ser. C-2, 5.75%, 07/01/2021, (Insd. by FHA)	95,000	99,316	0	0	0	0	95,000	99,316
Virginia HDA RB, Rental Hsg., Ser. D:
4.375%, 07/01/2018 #	3,025,000	3,038,431	0	0	0	0	3,025,000	3,038,431
4.50%, 07/01/2023 #	5,525,000	5,549,365	0	0	0	0	5,525,000	5,549,365
Wyoming CDA Hsg. RB, Ser. 3, 4.80%, 06/01/2016	575,000	579,456	0	0	0	0	575,000	579,456
		65,728,790		2,618,451		693,487		69,040,728

INDUSTRIAL DEVELOPMENT REVENUE 5.9%
Alaska Indl. Dev. & Export Auth. RB, Lake Dorothy Hydro-Electric Proj., 5.25%, 12/01/2021, (Insd. by AMBAC)	3,000,000	3,138,060	0	0	0	0	3,000,000	3,138,060
Cass Cnty., TX IDA RB, Intl. Paper Co. Proj., Ser. A, 6.25%, 04/01/2021	3,965,000	4,067,812	0	0	0	0	3,965,000	4,067,812
Chelan Cnty., WA Dev. Corp. PCRRB, Alcoa, Inc. Proj., 5.85%, 12/01/2031	7,500,000	7,573,200	0	0	0	0	7,500,000	7,573,200
Dickinson Cnty., MI Econ. Dev. Corp. RRB, Intl. Paper Co. Proj., Ser. A, 5.75%, 06/01/2016	4,050,000	4,357,638	0	0	0	0	4,050,000	4,357,638
Eastern Connecticut Resource Recovery Auth. Solid Waste RB, Wheelabrator Lisbon, Inc. Proj., Ser. A:
5.50%, 01/01/2014	7,000,000	7,045,850	0	0	0	0	7,000,000	7,045,850
5.50%, 01/01/2015	5,000,000	5,056,250	0	0	0	0	5,000,000	5,056,250
Erie Cnty., PA IDA Env. Impt. RRB, Intl. Paper Co. Proj., Ser. A, 4.90%, 11/01/2009, (Gtd. by Intl. Paper Co.)	5,000,000	5,104,450	0	0	0	0	5,000,000	5,104,450
Gulf Coast, TX IDRB, Cinergy Solutions Proj., FRN, 4.27%, 05/01/2039, (Gtd. by Cinergy Corp.)	15,000,000	15,000,000	0	0	0	0	15,000,000	15,000,000
Hillsborough Cnty., FL Pollution Ctl. IDRB, Tampa Elec. Corp. Proj., 5.10%, 10/01/2013	0	0	4,575,000	4,799,678	0	0	4,575,000	4,799,678
Indianapolis, IN Arpt. Auth. Spl. Facs. RRB, FedEx Proj., 5.10%, 01/15/2017, (Gtd. by FedEx)	10,000,000	10,657,400	0	0	0	0	10,000,000	10,657,400
Lehigh Cnty., PA IDRB, Pollution Control, PPL Electric Facs. Corp., 4.75%, 02/15/2027	0	0	0	0	500,000	518,545	500,000	518,545
Massachusetts, IDRB, Fin Agency, 5.65%, 10/01/2018	0	0	0	0	500,000	526,750	500,000	526,750
Monroe Cnty., GA PCRB, Oglethorpe Power Corp., Ser. A, 6.75%, 01/01/2010	1,000,000	1,084,490	0	0	0	0	1,000,000	1,084,490
Polk Cnty., FL IDA RB, Cargill Fertilizer, Inc. Proj., 5.50%, 11/01/2009	0	0	11,300,000	11,748,723	0	0	11,300,000	11,748,723
Selma, AL Indl. Dev. Board Env. Impt. RB, Intl. Paper Co. Proj., Ser. B, 6.70%, 03/01/2024	2,000,000	2,155,820	0	0	0	0	2,000,000	2,155,820
		65,240,970		16,548,401		1,045,295		82,834,666

LEASE 0.8%
Charlotte, NC Refunding COP, Convention Facs. Proj.:
5.00%, 12/01/2021	2,485,000	2,677,165	0	0	0	0	2,485,000	2,677,165
5.00%, 12/01/2022	2,610,000	2,805,698	0	0	0	0	2,610,000	2,805,698
Coralville, IA COP, Ser. D, 5.25%, 06/01/2026	2,250,000	2,404,440	0	0	0	0	2,250,000	2,404,440
Newberry Cnty., SC Sch. Dist. RB, Newberry Investing in Children's Ed. Proj., 5.25%, 12/01/2025	2,000,000	2,132,900	0	0	0	0	2,000,000	2,132,900
Pima Cnty., AZ IDA RRB, Lease Obl., Ser. A, 7.25%, 07/15/2010	645,000	647,161	0	0	0	0	645,000	647,161
University of Colorado, Master Lease Purchase Agreement, Ser. A, 5.00%, 06/01/2033 (Insd. by AMBAC)	0	0	0	0	1,000,000	1,073,710	1,000,000	1,073,710
		10,667,364		0		1,073,710		11,741,074

MISCELLANEOUS REVENUE 9.6%
California Agua Caliente Bank Cahuilla Indians RB, 6.00%, 07/01/2018	0	0	0	0	1,000,000	1,090,700	1,000,000	1,090,700
California Statewide Communities Dev. Auth. RB:
4.75%, 09/01/2028	0	0	0	0	2,485,000	2,589,246	2,485,000	2,589,246
Thomas Jefferson School of Law, 4.875%, 10/01/2031	0	0	0	0	500,000	514,215	500,000	514,215
Daughters of Charity Health System, 5.25%, 07/01/2025	0	0	0	0	990,000	1,056,894	990,000	1,056,894
Castle Rock, CO Golf Enterprise RB, 5.10%, 12/01/2022	0	0	0	0	1,000,000	1,043,260	1,000,000	1,043,260
Chesterfield Cnty., VA Industrial Dev. Auth., Pollution Control RB, Virginia Electric & Power Co., 5.875%, 06/01/2017	0	0	0	0	1,500,000	1,632,930	1,500,000	1,632,930
Collier Cnty., FL Sch. Board, COP, 5.25%, 02/15/2021	0	0	0	0	1,000,000	1,140,260	1,000,000	1,140,260
Colorado, E-470 Public Hwy. Auth. RB, Capital Appreciation, Ser.C, 0.00% 9/01/2017 (Insd. by MBIA) ¤	0	0	0	0	1,900,000	1,652,620	1,900,000	1,652,620
Colorado Educational & Cultural Facs. Auth. RB, Nashville Public Radio:
5.50%, 04/01/2011	0	0	0	0	410,000	440,484	410,000	440,484
5.875%, 04/01/2022	0	0	0	0	1,000,000	1,106,430	1,000,000	1,106,430
Colorado Springs, Colorado College Proj, 5.00%, 06/01/2023	0	0	0	0	1,085,000	1,163,359	1,085,000	1,163,359
Colorado Health Facs. Auth. RB:
5.25%, 06/01/2023	0	0	0	0	1,000,000	1,070,250	1,000,000	1,070,250
5.25%, 06/01/2034	0	0	0	0	1,300,000	1,367,925	1,300,000	1,367,925
Connecticut State Hlth. & Ed. Facs. Auth. RB, 5.125%, 07/01/2027	0	0	0	0	2,700,000	2,789,262	2,700,000	2,789,262
Cuyahoga, OH Refunding RB, Ser. A., 5.50%, 01/01/2029	0	0	0	0	1,000,000	1,080,650	1,000,000	1,080,650
Florida Board of Ed. Lottery RB, Ser. A, 5.00%, 07/01/2018 ‡	0	0	23,145,000	25,131,072	0	0	23,145,000	25,131,072
Florida Dept. of Env. Protection Preservation RB, Florida Forever Proj., Ser. A, 5.00%, 07/01/2017	0	0	5,000,000	5,499,100	0	0	5,000,000	5,499,100
Franklin, WI Solid Waste Disposal RB, Waste Mgmt., Inc. Proj., 4.95%, 04/01/2016	15,000,000	15,762,450	0	0	0	0	15,000,000	15,762,450
Garden State, Preservation Trust of New Jersey, Open Space & Farmland 2005 Proj:
Ser. A, 5.80%, 11/01/2019	0	0	0	0	1,000,000	1,158,430	1,000,000	1,158,430
Ser. A, 5.80%, 11/01/2023	0	0	0	0	1,000,000	1,159,420	1,000,000	1,159,420
Hollywood, FL Cmnty. Redev. Agcy. RB, 5.125%, 03/01/2014	0	0	3,935,000	4,132,104	0	0	3,935,000	4,132,104
Illinois Finance Auth RB, Resurrection Hlth. Interim, Ser. B, VRDN, 3.67%, 5/15/2035	0	0	0	0	1,000,000	1,000,000	1,000,000	1,000,000
Illinois Metro. Pier & Expo. Auth. Dedicated State Tax RB, McCormick Place Expansion Proj., Capital Appropriation, 0.00%, 06/15/2029 (Insd. by FGIC) ¤	0	0	0	0	4,000,000	1,550,080	4,000,000	1,550,080
Indian Trace Dev. Dist., Florida RB, Isles at Weston Proj., 5.50%, 05/01/2033	0	0	1,910,000	1,926,464	0	0	1,910,000	1,926,464
Los Angeles, CA RB, Harbor Proj., Ser. 6, 5.00%, 08/01/2024 - 08/01/2026 ‡	10,165,000	10,350,399	0	0	0	0	10,165,000	10,350,399
Maryland Health & Higher Ed. Facilities Auth. RB, Johns Hopkins University Proj., Ser. A:
5.00%, 07/01/2033	0	0	0	0	1,000,000	1,063,500	1,000,000	1,063,500
5.00%, 07/01/2041	0	0	0	0	1,000,000	1,050,310	1,000,000	1,050,310
Mashantucket Western Pequot Tribe of Connecticut RB, Ser. A, 5.50%, 09/01/2036 144A	2,500,000	2,666,925	0	0	1,000,000	1,066,770	3,500,000	3,733,695
Massachusetts State RB, VRDN, 3.65%, 12/01/2030	0	0	0	0	200,000	200,000	200,000	200,000
Minnesota State Higher Ed. Facs. Auth. RB, University of St. Thomas, Ser. 6-I, 5.00%, 04/01/2023	0	0	0	0	1,000,000	1,073,990	1,000,000	1,073,990
Missouri State Hlth. & Edl. RB, VRDN, 3.70%, 10/01/2033	0	0	0	0	1,350,000	1,350,000	1,350,000	1,350,000
MuniMae Tax-Exempt Bond Subsidiary, LLC RB, Ser. B-3, 5.30%, 11/04/2049 144A	2,000,000	2,101,860	0	0	0	0	2,000,000	2,101,860
New Hampshire Business Financing Auth., Pollution Control RB, Central Maine Power Co., 5.375%, 05/01/2014	0	0	0	0	1,300,000	1,382,238	1,300,000	1,382,238
New York City, Industrial Dev. Agency RB, Queens Baseball Stadium, 5.00%, 01/01/2026	0	0	0	0	1,000,000	1,086,620	1,000,000	1,086,620
New York City, Transitional Financing Auth. RB Future Tax Secured, Ser. B, 5.00%, 05/01/2030	0	0	0	0	1,000,000	1,053,830	1,000,000	1,053,830
New York Metro. Trasportation Auth., Service Contract:
Ser. A, 5.10%, 01/01/2021	0	0	0	0	1,110,000	1,181,062	1,110,000	1,181,062
Ser. A, 5.125%, 01/01/2029	0	0	0	0	1,000,000	1,060,920	1,000,000	1,060,920
Ser. A, 5.75%, 01/01/2018	0	0	0	0	1,000,000	1,167,150	1,000,000	1,167,150
New York State Thruway Auth. RB, 5.00%, 04/01/2017	0	0	0	0	1,000,000	1,024,561	1,000,000	1,024,561
New York State Thruway Auth. RB, Ser. G, 5.25%, 01/01/2017 (Insd. by FSA)	0	0	0	0	2,000,000	2,203,000	2,000,000	2,203,000
New York Urban Dev. Corp. RB, Sub-Lien, 5.50%, 07/01/2016	10,000,000	10,212,400	0	0	0	0	10,000,000	10,212,400
North Carolina Facilities Financing Agency RB, Duke University Proj., Ser. A, 5.125%, 07/01/2042	0	0	0	0	2,000,000	2,109,800	2,000,000	2,109,800
Palm Beach Cnty., FL Criminal Justice Facs. RB, 7.20%, 06/01/2015, (Insd. by FGIC)	0	0	3,000,000	3,778,020	0	0	3,000,000	3,778,020
Puerto Rico Commonweatlh:
Infrastructure Financing Auth.:
5.50%, 10/25/2010	0	0	0	0	500,000	564,685	500,000	564,685
5.50%, 10/01/2032	0	0	0	0	1,000,000	1,081,040	1,000,000	1,081,040
Public Buildings Auth. RB, Government Facs., 5.25%, 07/01/2027	0	0	0	0	1,000,000	1,078,852	1,000,000	1,078,852
Public Improvement:
Ser. A, 5.50%, 07/01/2018	0	0	0	0	2,000,000	2,324,360	2,000,000	2,324,360
Ser. B, 5.25%, 07/01/2032	0	0	0	0	500,000	545,595	500,000	545,595
Ser. C, 6.00%, 07/01/2013	0	0	0	0	1,000,000	1,032,270	1,000,000	1,032,270
Red River, TX Ed. Finance Corp. Hockaday Sch., 5.00%, 05/15/2025	0	0	0	0	1,065,000	1,128,996	1,065,000	1,128,996
Sabine River Auth., Texas, Pollution Control RB, TXU Energy Co., LLC, Ser. C 5.20%, 05/01/2028	0	0	0	0	1,000,000	1,041,600	1,000,000	1,041,600
Texas Alliance Airport Auth., Inc. Special Facs. RB, Fedex Corp. Proj., 4.85%, 04/01/2021	0	0	0	0	1,000,000	1,021,030	1,000,000	1,021,030
Texas Lower Colorado River Auth., Transmission Contract RB, 5.00%, 05/15/2025 (Insd. by FGIC)	0	0	0	0	1,000,000	1,040,860	1,000,000	1,040,860
		41,094,034		40,466,760		53,539,454		135,100,248

PORT AUTHORITY 0.1%
Port Auth. of New York & New Jersey RB, Ser. 119, 5.875%, 09/15/2015, (Insd. by FGIC)	1,500,000	1,517,640	0	0	0	0	1,500,000	1,517,640

POWER 0.6%
Anchorage, AK Electirc Utility Rev. Refunding, Sr. Lien, 8.00%, 12/01/2010 (Insd. by MBIA)	0	0	0	0	985,000	1,142,039	985,000	1,142,039
Arizona, Agricultural Impt. & Power Dist., Salt River Proj., Ser. A, 5.00%, 01/01/2022	0	0	0	0	1,150,000	1,230,569	1,150,000	1,230,569
Chaska, Minnesota, Electric Rev., Generating Facilities, Ser. A. 5.25%, 10/01/2020	0	0	0	0	1,200,000	1,309,728	1,200,000	1,309,728
Long Island Power Auth., Electric Sys. Rev., 5.00%, 06/01/2008	0	0	0	0	1,500,000	1,529,790	1,500,000	1,529,790
North Carolina Eastern Muni. Power Agncy., Power Sys. Rev.
5.125%, 01/01/2023	0	0	0	0	500,000	524,320	500,000	524,320
5.125%, 01/01/2026	0	0	0	0	450,000	472,379	450,000	472,379
5.375%, 01/01/2017	0	0	0	0	1,000,000	1,070,250	1,000,000	1,070,250
North Carolina Muni. Power Agncy., Ser. B, 6.375%, 01/01/2008	0	0	0	0	1,000,000	1,027,530	1,000,000	1,027,530
Superior, WI Limited Obligation RB, Midwest Energy Resources, Ser. E, 6.90%, 08/01/2021 (Insd. by FGIC)	0	0	0	0	500,000	661,945	500,000	661,945
		0		0		8,968,550		8,968,550

PRE-REFUNDED 6.7%
Broward Cnty., FL Expressway Auth. RB, 9.875%, 07/01/2009	0	0	3,165,000	3,473,714	0	0	3,165,000	3,473,714
Greenville Cnty., SC Sch. Dist. Installment Purchase RB, Building Equity Sooner for Tomorrow, 6.00%, 12/01/2021	0	0	4,500,000	5,114,700	0	0	4,500,000	5,114,700
Jacksonville, FL Hlth. Facs. Auth. Hosp. RB, Charity Obl. Group, Ser. C, 5.75%, 08/15/2012	0	0	4,300,000	4,579,930	0	0	4,300,000	4,579,930
Jacksonville, FL Trans. Auth. GO, 9.20%, 01/01/2015	3,580,000	4,638,534	0	0	0	0	3,580,000	4,638,534
Medical Univ. of South Carolina Hosp. Auth. RRB, Hosp. Facs., Ser. A:
6.25%, 08/15/2014	2,765,000	3,144,441	0	0	0	0	2,765,000	3,144,441
6.25%, 08/15/2022	5,000,000	5,686,150	0	0	0	0	5,000,000	5,686,150
6.375%, 08/15/2027	3,000,000	3,430,920	0	0	0	0	3,000,000	3,430,920
6.50%, 08/15/2032	5,000,000	5,750,200	0	0	0	0	5,000,000	5,750,200
Metropolitan Trans. Auth. RB, New York Svcs. Contract, Ser. 7, 5.625%, 07/01/2016	11,600,000	11,715,304	0	0	0	0	11,600,000	11,715,304
Niagara Falls, NY GO, Pub. Impt. Proj., 7.50%, 03/01/2014, (Insd. by MBIA)	40,000	49,848	0	0	0	0	40,000	49,848
Orange Cnty., FL Hlth. Facs. Auth. RB, Ser. 3, 5.50%, 10/01/2008	0	0	5,785,000	5,973,475	0	0	5,785,000	5,973,475
Orange Cnty., FL Tourist Dev. RB, 5.00%, 10/01/2014	0	0	7,570,000	8,279,536	0	0	7,570,000	8,279,536
Palm Beach Cnty., FL Hlth. Facs. Auth. RB, JFK Med. Ctr., 9.50%, 08/01/2013	0	0	1,785,000	2,147,962	0	0	1,785,000	2,147,962
Palm Beach Cnty., FL IDRB, Lourdes & Noreen McKeen Residence Geriatric Care, Inc. Proj., 6.55%, 12/01/2016, (LOC: Allied Irish Banks plc)	0	0	2,000,000	2,040,160	0	0	2,000,000	2,040,160
Pasco Cnty., FL Hlth. Facs. Auth. Hosp. RB, Ser. 2, 5.60%, 10/01/2010	0	0	5,000,000	5,242,250	0	0	5,000,000	5,242,250
Pinellas Cnty., FL Hlth. Facs. Auth. RB, Baycare Hlth. Sys. Proj., 5.75%, 11/15/2029	0	0	10,000,000	11,186,200	0	0	10,000,000	11,186,200
Port Everglades, FL Port Impt. RB, 7.125%, 11/01/2016	0	0	3,140,000	3,697,727	0	0	3,140,000	3,697,727
South Carolina Jobs EDA Hosp. Facs. RRB, Palmetto Hlth., Ser. C, 7.00%, 08/01/2030	6,675,000	7,974,623	0	0	0	0	6,675,000	7,974,623
Stillwater, OK Med. Ctr. Auth. RB, Ser. B, 6.35%, 05/15/2012	930,000	958,746	0	0	0	0	930,000	958,746
		43,348,766		51,735,654		0		95,084,420

PUBLIC FACILITIES 1.1%
Alabama State Docks Dept., Docks Facilities RB, 6.10%, 10/01/2013, (Insd. by MBIA)	0	0	0	0	1,000,000	1,021,650	1,000,000	1,021,650
Colorado South Suburban Parks and Recreation Dist. RB, 5.375%, 09/15/2018 (Insd. by AMBAC)	0	0	0	0	2,160,000	2,300,162	2,160,000	2,300,162
Conway, AK, Pub Facs. Corp., Capital Improvement Proj., 5.00%, 10/01/2026	0	0	0	0	1,000,000	1,044,130	1,000,000	1,044,130
Fulton Cnty., GA Facs. Corp. COP, Pub. Purpose Proj., 6.00%, 11/01/2014, (Insd. by AMBAC)	2,000,000	2,190,720	0	0	0	0	2,000,000	2,190,720
Orange Cnty., FL Hlth. Facs. Auth. RRB, Lakeside Alternatives, Inc., 6.50%, 07/01/2013	0	0	2,705,000	2,866,380	0	0	2,705,000	2,866,380
Harris Cnty, TX Hlth. Facs. Dev. Auth., Ser. B-1, VRDN, 3.66%, 10/01/2029	0	0	0	0	800,000	800,000	800,000	800,000
Indiana State Edl. Facs. Auth. VRDN, 3.70%, 10/01/2030	0	0	0	0	150,000	150,000	150,000	150,000
Southwestern Illinois Dev. Auth. RB, Local Govt. Program, Vlg. of Sauget Proj., 5.625%, 11/01/2026	5,000,000	5,060,400	0	0	0	0	5,000,000	5,060,400
		7,251,120		2,866,380		5,315,942		15,433,442

RESOURCE RECOVERY 0.3%
Amelia Cnty., VA IDA Solid Waste Disposal RRB, Waste Mgmt., Inc. Proj., 4.05%, 04/01/2027, (Gtd. by Waste Mgmt., Inc.)	4,000,000	3,992,120	0	0	0	0	4,000,000	3,992,120

SALES TAX 2.5%
Jefferson Cnty., AL Ltd. Obl. Sch. Dist. RB, Ser. A:
5.25%, 01/01/2017	11,565,000	12,597,755	0	0	0	0	11,565,000	12,597,755
5.25%, 01/01/2020	6,000,000	6,500,940	0	0	0	0	6,000,000	6,500,940
Town Ctr. Impt. Dist., Texas Sales & Hotel Occupancy Tax RB:
5.50%, 03/01/2016, (Insd. by FGIC)	2,035,000	2,185,244	0	0	0	0	2,035,000	2,185,244
5.625%, 03/01/2017, (Insd. by FGIC)	2,155,000	2,319,362	0	0	0	0	2,155,000	2,319,362
Wyandotte Cnty. & Kansas City, KS United Govt. Spl. Obl. RRB, Sales Tax, Second Lien, Area B, 5.00%, 12/01/2020	12,000,000	12,575,880	0	0	0	0	12,000,000	12,575,880
		36,179,181		0		0		36,179,181

SOLID WASTE 0.3%
Harrison Cnty., WV Solid Waste Disposal RB, 6.75%, 08/01/2024	2,000,000	2,005,080	0	0	0	0	2,000,000	2,005,080
Spokane, WA Regl. Solid Waste RRB, 6.50%, 01/01/2011	2,000,000	2,209,680	0	0	0	0	2,000,000	2,209,680
		4,214,760		0		0		4,214,760

SPECIAL TAX 2.6%
California State Economic Recovery, 5.00%, 07/01/2017	0	0	0	0	1,500,000	1,599,105	1,500,000	1,599,105
Colorado Regl. Transportation Dist., Sales Tax RB, 5.00%, 11/01/2020	0	0	0	0	1,000,000	1,088,450	1,000,000	1,088,450
Commonwealth of Puerto Rico Infrastructure Fin. Auth. RRB, Ser. C, 5.50%, 07/01/2021	0	0	5,000,000	5,914,050	0	0	5,000,000	5,914,050
District of Columbia HFA SFHRB, Ser. B, 5.85%, 12/01/2018, (Insd. by FNMA & GNMA)	525,000	533,279	0	0	0	0	525,000	533,279
Jefferson Cnty. AL Limited Obligation Reserve Bond Warrants, Ser. A, 5.00%, 01/01/2024	0	0	0	0	2,000,000	2,117,220	2,000,000	2,117,220
Missouri Env. Impt. & Energy Resource Auth. PCRB, Revolving Fund, Ser. B, 7.20%, 07/01/2016	250,000	250,775	0	0	0	0	250,000	250,775
New Kent Cnty., VA CDA Spl. Assmt. RB, New Kent Farm Proj.:
Ser. A, 5.125%, 03/01/2036	3,785,000	3,851,578	0	0	0	0	3,785,000	3,851,578
Ser. B, 5.45%, 03/01/2036	2,665,000	2,707,080	0	0	0	0	2,665,000	2,707,080
New York, NY TFA RRB, Sub-Ser. A-2, 5.00%, 11/01/2018, (Insd. by FGIC)	10,000,000	10,917,700	0	0	0	0	10,000,000	10,917,700
New York Sales Tax Asset Rec. Corp., Ser. A, 5.00%, 10/15/2032, (Insd. by AMBAC)	0	0	0	0	1,000,000	1,071,820	1,000,000	1,071,820
Orange Cnty., FL Sales Tax, Ser. A, 5.125%, 01/01/2021, (Insd. by FGIC)	0	0	0	0	2,200,000	2,366,892	2,200,000	2,366,892
San Antonio, TX Hotel Occupancy RRB, Sub-Lien, 4.50%, 08/15/2022	4,000,000	4,071,640	0	0	0	0	4,000,000	4,071,640
		22,332,052		5,914,050		8,243,487		36,489,589

STUDENT LOAN 0.2%
Massachusetts Ed. Fin. Auth. Loan RB, Ser. E, 5.30%, 01/01/2016, (Insd. by AMBAC)	1,445,000	1,488,841	0	0	0	0	1,445,000	1,488,841
Mississippi Higher Ed. Assistance Corp., Student Loan RB, Ser. C, 6.05%, 09/01/2007	0	0	0	0	5,000	5,007	5,000	5,007
Missouri Higher Ed. Student Loan RB, Sub-Ser. F, 6.75%, 02/15/2009	1,000,000	1,002,940	0	0	0	0	1,000,000	1,002,940
NEBHELP, Inc. Nebraska RB, Jr. Sub-Ser. A-6, 6.40%, 06/01/2013, (Insd. by MBIA)	745,000	775,202	0	0	0	0	745,000	775,202
		3,266,983		0		5,007		3,271,990

TOBACCO REVENUE 0.8%
Tobacco Settlement Fin. Corp. of New York, Ser. C-1, 5.50%, 06/01/2021	10,000,000	10,971,400	0	0	0	0	10,000,000	10,971,400

TRANSPORTATION 8.4%
California Foothill/Eastern Corridor Agncy., Toll Road RB, 5.75%, 01/15/2040	0	0	0	0	2,000,000	2,081,280	2,000,000	2,081,280
Colorado Dept. of Trans., Rev. Anticipation Nts., Ser. A, 5.25%, 06/15/2010 (Insd. by MBIA)	0	0	0	0	1,000,000	1,057,490	1,000,000	1,057,490
Colorado, E-470 Public Hwy. Auth. RB, Capital Appreciation, Ser.B, 0.00% 9/01/2021 (Insd. by MBIA) ¤	0	0	0	0	2,000,000	1,075,440	2,000,000	1,075,440
Commonwealth of Puerto Rico Hwy. & Trans. Auth. RB, Ser. L, 5.25%, 07/01/2038	0	0	11,000,000	13,407,900	0	0	11,000,000	13,407,900
Florida Port Fin. Commission RB, Trans. Intermodal Program, 5.75%, 10/01/2014, (Insd. by FGIC)	4,185,000	4,435,430	0	0	0	0	4,185,000	4,435,430
Jacksonville, FL Econ. Dev. Commission IDRB, Metro. Parking Solutions Proj.:
5.75%, 10/01/2024, (Insd. by ACA)	5,000,000	5,520,250	0	0	0	0	5,000,000	5,520,250
5.875%, 06/01/2025, (Insd. by ACA)	5,000,000	5,613,150	0	0	0	0	5,000,000	5,613,150
Massachusetts Bay Trans. Auth. Gen. Trans. Sys. RRB, Ser. B, 6.20%, 03/01/2016	2,125,000	2,463,045	0	0	0	0	2,125,000	2,463,045
Metropolitan Atlanta, GA Rapid Transit Auth. Sales Tax RRB, Ser. P, 6.25%, 07/01/2011, (Insd. by AMBAC)	5,155,000	5,648,643	0	0	0	0	5,155,000	5,648,643
Missouri Hwy. & Trans. Cmnty. RB, Ser. A, 5.00%, 05/01/2018	7,415,000	8,155,091	0	0	0	0	7,415,000	8,155,091
New York Thruway Auth. Hwy. & Bridge Trust Fund RRB, Ser. B-2, 5.00%, 04/01/2017, (Insd. by FGIC) ##	22,215,000	24,352,747	0	0	0	0	22,215,000	24,352,747
New York Thruway Auth. Personal Income Tax RB, Trans., Ser. A, 5.00%, 03/15/2020	7,580,000	8,267,430	0	0	0	0	7,580,000	8,267,430
New York Metro. Trans. Auth., Trans. Facs. RB, 5.375, 07/01/2021	0	0	0	0	1,000,000	1,108,170	1,000,000	1,108,170
New York, NY TFA RRB, Ser. A-1, 5.00%, 11/01/2022	10,535,000	11,433,635	0	0	0	0	10,535,000	11,433,635
Orlando & Orange Cnty., FL Expressway Auth. RB:
6.50%, 07/01/2011, (Insd. by FGIC)	0	0	4,550,000	5,107,148	0	0	4,550,000	5,107,148
Jr. Lien, 8.25%, 07/01/2015, (Insd. by FGIC)	2,960,000	3,960,924	0	0	0	0	2,960,000	3,960,924
Tampa-Hillsborough Cnty., FL Expressway Auth. RRB, 5.00%, 07/01/2018	8,765,000	9,609,508	0	0	0	0	8,765,000	9,609,508
Texas GO, Trans. Commission Mobility Fund, Ser. A, 5.00%, 04/01/2018	5,000,000	5,498,800	0	0	0	0	5,000,000	5,498,800
		94,958,653		18,515,048		5,322,380		118,796,081

UTILITY 1.3%
California State Dept. of Water Resources, Power Supply RB, 5.375%, 05/01/2022	0	0	0	0	1,000,000	1,103,210	1,000,000	1,103,210
Colorado Springs, CO Util. Sys. RB, Sub-Lien Impt., Ser. A, 5.00%, 11/15/2033	0	0	0	0	1,000,000	1,057,710	1,000,000	1,057,710
Gainesville, FL Util. Sys. RB, Ser. B, 6.50%, 10/01/2013	0	0	4,800,000	5,635,008	0	0	4,800,000	5,635,008
Lakeland, FL Elec. & Water RRB, Energy Sys., Ser. C, 6.05%, 10/01/2010, (Insd. by FSA)	0	0	5,000,000	5,443,400	0	0	5,000,000	5,443,400
Orlando, FL Util. Commission Util. Sys. RB, Ser. B, 5.00%, 10/01/2025	0	0	5,000,000	5,380,400	0	0	5,000,000	5,380,400
		0		16,458,808		2,160,920		18,619,728

WATER & SEWER 5.7%
Alaska Energy Auth. Util. RB, 6.60%, 07/01/2015, (Insd. by FSA)	15,000,000	18,186,898	0	0	0	0	15,000,000	18,186,898
Augusta, GA Water & Sewer RB, 5.25%, 10/01/2039 (Insd. by FSA)	0	0	0	0	1,000,000	1,088,940	1,000,000	1,088,940
Brownsville, TX Util. Sys. RRB, 6.25%, 09/01/2014, (Insd. by MBIA)	3,750,000	4,194,413	0	0	0	0	3,750,000	4,194,413
Charles City Cnty., VA Inds. Dev. Auth., Waste Management Virginia, Inc. Proj., 4.875%, 02/01/2009	0	0	0	0	1,000,000	1,015,050	1,000,000	1,015,050
Chicago, IL. Metropolitan Water Recycling Dist. RB, 7.25%, 12/01/2012	0	0	0	0	1,500,000	1,794,105	1,500,000	1,794,105
Connecticut Dev. Auth. Water Facs. RB, 6.15%, 04/01/2035, (Insd. by AMBAC)	1,000,000	1,028,010	0	0	0	0	1,000,000	1,028,010
Detroit, MI Sewer Disposal RB, 5.00%, 07/01/2023	0	0	0	0	3,000,000	3,193,530	3,000,000	3,193,530
Harrison Cnty., MS Wastewater Treatment Mgmt. Dist. RRB, Wastewater Treatment Facs., Ser. A, 8.50%, 02/01/2013, (Insd. by FGIC)	1,000,000	1,265,360	0	0	0	0	1,000,000	1,265,360
Massachusetts Water Pollution Abatement Trust RB, Pool Program, Ser. 9, 5.25%, 08/01/2028	9,000,000	9,795,150	0	0	0	0	9,000,000	9,795,150
New York City Municipal Water Finance Auth. RB, Water & Sewer Sys.:
Prerefunded 6.00%, 06/15/2033	0	0	0	0	375,000	407,190	375,000	407,190
Unrefunded 6.00%, 06/15/2033	0	0	0	0	625,000	682,575	625,000	682,575
New York Env. Facs. Corp. PCRB:
5.875%, 06/15/2014	445,000	462,021	0	0	0	0	445,000	462,021
Ser. E, 6.875%, 06/15/2010	410,000	413,936	0	0	0	0	410,000	413,936
North Springs, FL Water & Sewer RB, Ser. B, 6.50%, 12/01/2016	0	0	1,335,000	1,347,456	0	0	1,335,000	1,347,456
Phoenix, AZ Civic Impt. Corp., Water System RB, 5.25%, 07/01/2018 (Insd. by FGIC)	0	0	0	0	1,000,000	1,137,860	1,000,000	1,137,860
Tampa Bay, FL Water Util. Sys. RB, 5.50%, 10/01/2022	0	0	23,530,000	28,069,172	0	0	23,530,000	28,069,172
Tucson, AZ Water RB, 5.50%, 07/01/2017 (Insd. by FGIC)	0	0	0	0	2,250,000	2,495,315	2,250,000	2,495,315
Turlock, CA Irrigation Dist. RRB, Ser. A, 6.25%, 01/01/2012, (Insd. by MBIA)	3,005,000	3,245,941	0	0	0	0	3,005,000	3,245,941
Yavapai Cnty., AZ Ind. Dev., Waste Management, Inc., Ser. A-1, 3.65%, 03/02/2028	0	0	0	0	1,000,000	1,028,710	1,000,000	1,028,710
		38,591,729		29,416,628		12,843,275		80,851,632
Total Municipal Obligations (cost $881,097,538, $346,717,641, $158,517,866 and $1,386,333,045, respectively)		919,280,172		361,201,201		166,568,648		1,447,050,021

	Shares	Value	Shares	Value	Shares	Value	Shares	Value
SHORT-TERM INVESTMENTS 1.9%
MUTUAL FUND SHARES 1.9%
Evergreen Institutional Municipal Money Market Fund, Class I, 3.52% q ø ## (cost $23,679,967, $2,816,233, $0 and $26,496,200, respectively)	23,679,967	23,679,967	2,816,233	2,816,233	0	0	26,496,200	26,496,200
Total Investments (cost $904,777,505, $349,533,874, $158,517,866 and $1,254,311,379, respectively) 104.2%		942,960,139		364,017,434		166,568,648		1,473,546,221
Other Assets and Liabilities (4.2%)		(49,128,582)		(12,920,534)		2,274,884		(59,774,232)
Net Assets 100.0%		$893,831,557		$351,096,900		$168,843,532		$1,413,771,989

‡	Underlying security in inverse floater structure. This security has been segregated as collateral for floating rate notes issued.

#	When-issued or delayed delivery security

¤

Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

q	Rate shown is the 7-day annualized yield at period end.

ø	Evergreen Investment Management Company, LLC is the investment advisor to Evergreen Municipal Bond Fund, Evergreen Florida Municipal Bond Fund and the money market fund.

##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.

Summary of Abbreviations

ACA	American Credit Association
AMBAC	American Municipal Bond Assurance Corp.
CDA	Community Development Authority
CDD	Community Development District
COP	Certificates of Participation
EDA	Economic Development Authority
FGIC	Financial Guaranty Insurance Co.
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
FSA	Financial Security Assurance, Inc.
GNMA	Government National Mortgage Association
GO	General Obligation
HDA	Housing Development Authority
HFA	Housing Finance Authority
IDA	Industrial Development Authority
IDRB	Industrial Development Revenue Bond
LOC	Line of Credit
MBIA	Municipal Bond Investors Assurance Corp.
MHRB	Multifamily Housing Revenue Bond
PCRB	Pollution Control Revenue Bond
PCRRB	Pollution Control Refunding Revenue Bond
RB	Revenue Bond
RRB	Refunding Revenue Bond
SFHRB	Single Family Housing Revenue Bond
TFA	Transitional Finance Authority

At November 30, 2006, outstanding floating rate notes issued by the Evergreen Municipal Bond Fund were as follows:

Floating Rate Notes Outstanding	Range of Interest Rates	Collateral for Floating Rate Notes Outstanding
$36,919,000	1.06%-1.61%	$79,453,724

At November 30, 2006, outstanding floating rate notes issued by the Evergreen Florida Municipal Bond Fund were as follows:

Floating Rate Notes Outstanding	Range of Interest Rates	Collateral for Floating Rate Notes Outstanding
$16,000,000	1.16%-2.19%	$34,086,692

See Notes to Pro Forma Combining Financial Statements

Evergreeen Municipal Bond Fund

Pro Forma Combining Financial Statements (unaudited)

Pro Forma Combining Statement of Assets and Liabilities

November 30, 2006

	Evergreen Municipal Bond Fund	Evergreen Florida Municipal Bond Fund	Atlas National Municipal Bond Fund	Adjustments		Evergreen Municipal Bond Pro Forma
Assets
Investments in securities, at value (cost $881,097,538, $346,717,641, $158,517,866 and $1,386,333,045, respectively)	$919,280,172	$361,201,201	$166,568,648			$1,447,050,021
Investments in affiliated money market fund, at value (cost $23,679,967, $2,816,233, $0 and $26,496,200, respectively)	23,679,967	2,816,233	0			26,496,200
Total investments	942,960,139	364,017,434	166,568,648			1,473,546,221
Cash	0	0	35,905			35,905
Receivable for securities sold	19,866,000	0	0			19,866,000
Receivable for Fund shares sold	2,003,255	0	580,925			2,584,180
Interest receivable	13,736,627	4,025,941	2,309,247			20,071,815
Receivable from investment advisor	11,229	0	0			11,229
Prepaid expenses and other assets	217,562	20,554	563			238,679
Total assets	978,794,812	368,063,929	169,495,288			1,516,354,029
Liabilities
Dividends payable	1,564,185	1,140,155	481,888			3,186,228
Payable for securities purchased	45,010,074	0	0			45,010,074
Payable for Fund shares redeemed	524,341	190	0			524,531
Payable for floating rate notes issued	36,919,000	15,684,260	0			52,603,260
Interest and fee expense payable	797,817	76,866	0			874,683
Due to custodian bank	46,675	6,691	0			53,366
Advisory fee payable	0	0	75,293			75,293
Distribution Plan expenses payable	0	0	34,224			34,224
Due to other related parties	2,866	0	15,422			18,288
Accrued expenses and other liabilities	98,297	58,867	44,929			202,093
Total liabilities	84,963,255	16,967,029	651,756			102,582,040
Net assets	$893,831,557	$351,096,900	$168,843,532			$1,413,771,989

Net assets represented by
Paid-in capital	$868,674,985	$356,232,536	$160,776,734			$1,385,684,255
Undistributed (overdistributed) net investment income	(945,532)	(202,528)	85,455			(1,062,605)
Accumulated net realized gains or losses on investments	(12,080,530)	(19,825,933)	33,527			(31,872,936)
Net unrealized gains on investments	38,182,634	14,892,825	7,947,816			61,023,275
Total net assets	$893,831,557	$351,096,900	$168,843,532			$1,413,771,989

Class A Shares
Net assets	$641,114,644	$86,517,596		$168,843,532	(a)	$896,475,772
Shares of beneficial interest outstanding (unlimited number of shares authorized)	84,366,102	9,175,195		24,428,449	(b)	117,969,746
Net asset value	$7.60	$9.43				$7.60
Maximum offering price (based on sales charge of 4.75, 4.75% and 4.75%, respectively)	$7.98	$9.90				$7.98

Class B Shares
Net assets	$14,768,499	$12,871,201				$27,639,700
Shares of beneficial interest outstanding (unlimited number of shares authorized)	1,943,416	1,365,010		328,750	(b)	3,637,176
Net asset value	$7.60	$9.43				$7.60

Class C Shares
Net assets	$37,148,476	$7,951,178				$45,099,654
Shares of beneficial interest outstanding (unlimited number of shares authorized)	4,888,487	843,229		203,084	(b)	5,934,800
Net asset value	$7.60	$9.43				$7.60

Class I Shares
Net assets	$200,799,938	$243,756,925				$444,556,863
Shares of beneficial interest outstanding (unlimited number of shares authorized)	26,423,829	25,850,582		6,226,216	(b)	58,500,627
Net asset value	$7.60	$9.43				$7.60

Atlas Fund Shares
Net assets			$168,843,532	($168,843,532	) (a)	$0
Shares of beneficial interest outstanding (unlimited number of shares authorized)			14,093,765	(14,093,765	) (b)	0
Net asset value			$11.98

(a)	Reflects the merger of Atlas Fund assets into Class A shares of the surviving fund.
(b)	Reflects the impact of converting shares of the target funds into shares of the surviving fund.

See Notes to Pro Forma Combining Financial Statements.

Evergreeen Municipal Bond Fund

Pro Forma Combining Financial Statements (unaudited)

Pro Forma Combining Statement of Operations

Year Ended November 30, 2006

	Evergreen Municipal Bond Fund	Evergreen Florida Municipal Bond Fund	Atlas National Municipal Bond Fund	Adjustments		Evergreen Municipal Bond Pro Forma

Investment income
Interest	$41,635,659	$17,928,012	$7,226,712			$66,790,383
Income from affiliate	941,619	435,296	0			1,376,915
Total investment income	42,577,278	18,363,308	7,226,712			68,167,298

Expenses
Advisory fee	3,001,442	1,604,402	887,176	(1,110,993	) (a)	4,382,027
Distribution Plan expenses
Class A/Atlas Shares	1,932,546	267,815	403,261			2,603,622
Class B	148,007	146,770	0			294,777
Class C	361,391	81,062	0			442,453
Administrative services fee	881,386	379,958	0	160,508	(b)	1,421,852
Transfer agent fees	576,135	88,766	73,042	(25,629	) (c)	712,314
Trustees’ fees and expenses	10,480	6,483	9,835	(8,711	) (d)	18,087
Printing and postage expenses	48,400	32,618	13,369	(6,387	) (d)	88,000
Custodian and accounting fees	277,261	122,708	99,486	(52,177	) (d)	447,278
Registration and filing fees	63,713	49,814	28,200	(69,283	) (e)	72,444
Professional fees	36,572	32,017	32,000	(44,531	) (e)	56,058
Interest and fee expense	890,269	290,810	0			1,181,079
Other	13,383	11,393	8,430			33,206
Total expenses	8,240,985	3,114,616	1,554,799	(1,157,203)		11,753,197
Less: Expense reductions	(17,446)	(9,542)	0			(26,988)
Fee waivers and expense reimbursements	(322,091)	(44,635)	0			(366,726)
Net expenses	7,901,448	3,060,439	1,554,799	(1,157,203)		11,359,483
Net investment income	34,675,830	15,302,870	5,671,913			55,650,613
Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities	5,576,325	4,955,534	51,111			10,582,970
Interest rate swap transactions	0	(52,660)	36,344			(16,316)
Net realized gains on investments	5,576,325	4,902,874	87,455			10,566,654
Net change in unrealized gains or losses on investments	14,631,552	1,827,581	3,342,734			19,801,867
Net realized and unrealized gains or losses on investments	20,207,877	6,730,455	3,430,189			30,368,521
Net increase in net assets resulting from operations	$54,883,707	$22,033,325	$9,102,102			$86,019,134

(a)	Reflects a decrease based on the surviving fund’s fee schedule and the average net assets of the combined fund.

(b)	Reflects an increase based on the surviving fund’s fee schedule and the average net assets of the combined fund.

(c)	Reflects a decrease based on the surviving fund’s transfer agent fee schedule and the number of shareholder accounts.

(d)	Reflects a decrease based on the combined assets level of the surviving fund.

(e)	Reflects a savings resulting from the elimination of duplicate fees of the individual funds.

See Notes to Pro Forma Combining Financial Statements.

Evergreen Municipal Bond Fund

Notes to Pro Forma Combining Financial Statements (unaudited)

November 30, 2006

1.	Basis of Combination

The Pro Forma Combining Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments and the related Pro Forma Combining Statement of Operations (“Pro Forma Statements”), reflect the accounts of Evergreen Municipal Bond Fund (“Municipal Bond Fund”), Evergreen Florida Municipal Bond Fund (“Florida Municipal Bond Fund”) and Atlas National Municipal Bond Fund (“Atlas Municipal Fund”) at November 30, 2006 and for the period then ended.

The Pro Forma Statements give effect to the proposed Agreement and Plan of Reorganizations (the “Reorganizations”) to be submitted to shareholders of Florida Municipal Bond Fund and Atlas Municipal Fund. The Reorganizations provide for (1) the acquisition of all the assets and the identified liabilities of Florida Municipal Bond Fund by Municipal Bond Fund, in a tax-free exchange for Class A, Class B, Class C and Class I shares of Municipal Bond Fund and (2) the acquisition of all the assets and the identified liabilities of Atlas Municipal Fund by Municipal Bond Fund, in a tax-free exchange for Class A shares of Municipal Bond Fund. Thereafter, there will be a distribution of Class A, Class B, Class C and Class I shares of Municipal Bond Fund to the Class A, Class B, Class C and Class I shareholders of Florida Municipal Bond Fund and a distribution of Class A shares of Municipal Bond Fund to shareholders of Atlas Municipal Fund in liquidation and subsequent termination thereof. As a result of the Reorganizations, the shareholders of Florida Municipal Bond Fund and Atlas Municipal Fund will become the owners of that number of full and fractional Class A, Class B, Class C or Class I shares of Municipal Bond Fund having an aggregate net asset value equal to the aggregate net asset value of their respective shares in their Fund as of the close of business immediately prior to the date that Florida Municipal Bond Fund and Atlas Municipal Fund shares are exchanged for Class A, Class B, Class C or Class I shares of Municipal Bond Fund.

The Pro Forma Statements reflect the expenses of each Fund in carrying out its obligations under the Reorganizations as though the merger occurred at the beginning of the period presented.

The information contained herein is based on the experience of each Fund for the period then ended and is designed to permit shareholders of the consolidating mutual funds to evaluate the financial effect of the proposed Reorganizations. The expenses of Florida Municipal Bond Fund and Atlas Municipal Fund in connection with the Reorganizations (including the cost of any proxy soliciting agents) will be borne by Evergreen Investment Management Company, LLC (“EIMC”). It is not anticipated that the securities of the combined portfolio will be sold in significant amounts in order to comply with the policies and investment practices of Municipal Bond Fund. As of November 30, 2006, securities held by Florida Municipal Bond Fund and Atlas Municipal Fund would comply with the compliance guidelines and investment restrictions of Municipal Bond Fund.

The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund incorporated by reference in the Statement of Additional Information.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that effect amounts reported herein. Actual results could differ from these estimates.

a.	Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b.	Inverse floating rate obligations

A Fund may participate in inverse floating-rate obligation (“Inverse Floater”) structures whereby a fixed-rate bond (“Fixed-Rate Bond”) purchased by the Fund is transferred to a tender option bond trust (“TOB Trust”). The TOB Trust issues floating-rate notes (“Floating-Rate Notes”) to third-parties, which are collateralized by the Fixed-Rate Bond, and the Fund buys a residual interest in the TOB Trust’s assets and cash flows. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating-Rate Notes to tender their notes at par, and (2) to have the Fixed-Rate Bond held by the TOB Trust transferred to the Fund, thereby collapsing the TOB Trust. Pursuant to Statement of Financial Accounting Standards No. 140, Accounting for Transfer and Servicing of Financial Assets and Extinguishments of Liabilities, (“FAS No. 140”), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed-Rate Bond in its Schedule of Investments, and accounts for the Floating-Rate Notes as liability in the Fund’s Statement of Assets and Liabilities. The Floating-Rate Notes have interest rates that generally reset weekly and their holders have the option to render their notes for redemption at par at each reset date. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

c.	Futures contracts

In order to gain exposure to or protect against changes in security values, a Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

d.	Interest rate swaps

A Fund may enter into interest rate swap agreements to manage the Fund’s exposure to interest rates. A swap agreement is an exchange of cash payments between the Fund and another party based on a notional principal amount. Cash payments or receipts are recorded as realized gains or losses. The value of the swap agreements is marked-to-market daily based upon quotations from market makers and any change in value is recorded as an unrealized gain or loss. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform or if there are unfavorable changes in the fluctuation of interest rates.

e.	When-issued and delayed delivery transactions

A Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

f.	Federal taxes

The Funds qualified as regulated investment companies and distribute all of their taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

Municipal Bond Fund, after giving effect to the Reorganizations, intends to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

As of September 30, 2006, Florida Municipal Bond Fund and Municipal Bond Fund had capital loss carryforwards of approximately $21.7 million (6% of Florida Municipal Bond Fund’s net assets) and $13.2 million (1.5% of Municipal Bond Fund’s net assets), respectively. If the Reorganization had occurred on September 30, 2006, the combined fund would have had gross losses equal to approximately 2.8% of its net assets. Based on this estimated information as of September 30, 2006, the capital loss carryforwards of Florida Municipal Bond Fund will be subject to annual limitations as a result of the Reorganization. For Municipal Bond Fund’s taxable year that includes the date of the Reorganization utilization of Florida Municipal Bond Fund’s capital loss carryforward would be limited to the lesser of (i) Municipal Bond Fund’s net capital gain for the year prorated for the amount of days in the taxable year following the Reorganization or (ii) approximately $310,567. For subsequent years, the limitation would be $16.2 million per year. Florida Municipal Bond Fund’s capital loss carryforward will fully expire by September 30, 2010 at which time it will no longer be available to offset future gains.

3.	Shares of Beneficial Interest

As a result of the Reorganizations, Municipal Bond Fund would acquire the net assets of Florida Municipal Bond Fund and Atlas Municipal Fund in a tax-free exchange for Class A, Class B, Class C or Class I shares of Municipal Bond Fund. Class A, Class B, Class C and Class I shareholders of Florida Municipal Bond Fund would receive Class A, Class B, Class C and Class I shares, respectively, of Municipal Bond Fund and shareholders of Atlas Municipal Fund would receive Class A shares of Municipal Bond Fund. The Pro Forma net asset values per share assume the issuance of 33,603,644 Class A, 1,693,760 Class B, 1,046,313 Class C and 32,076,798 Class I shares of Municipal Bond Fund which would have been issued at November 30, 2006 in connection with the proposed Reorganizations based on conversion ratios determined on November 30, 2006. The conversion ratios are calculated by dividing the net asset value per share of Class A, Class B, Class C and Class I of Florida Municipal Bond Fund by the net asset value per share of Class A, Class B, Class C and Class I, respectively, of Municipal Bond Fund and by dividing the net asset value per share of Atlas Municipal Fund by the Class A net asset value per share of Municipal Bond Fund. The issuance of these shares to shareholders of Florida Municipal Bond Fund and Atlas Municipal Fund would have resulted in 117,969,746 shares of Class A, 3,637,176 shares of Class B, 5,934,800 shares of Class C and 58,500,627 shares of Class I in the Pro Forma combined fund at November 30, 2006.

4.	Pro Forma Operations

The Pro Forma Combining Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Pro Forma operating expenses include the actual expenses of the Funds, adjusted to reflect the expected expenses of the combined entity. The combined pro forma expenses were calculated by determining the expense rates based on the combined average net assets of the three funds and applying those rates to the average net assets of Municipal Bond Fund Pro Forma for the twelve months ended November 30, 2006. The adjustments reflect those amounts needed to adjust the combined expenses to the Pro Forma expenses.

5.	Regulatory Matters and Legal Proceedings

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things. The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (collectively, “Evergreen”) have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission (“SEC”) informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff’s proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC’s affiliated broker-dealers had been authorized, apparently by an EIMC officer (who is no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Emerging Growth Fund and prior to that, known as Evergreen Small Company Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in the funds’ prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in the fund’s prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed the fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client’s net gain and the fees earned by EIMC and the expenses incurred by this fund on the client’s account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed the fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager’s net gain and the fees earned by EIMC and expenses incurred by the fund on the portfolio manager’s account. Evergreen is currently engaged in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen’s mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

EIS has entered into an agreement with the NASD settling allegations that EIS (i) arranged for Evergreen fund portfolio trades to be directed to Wachovia Securities, LLC, an affiliate of EIS that sold Evergreen fund shares, during the period of January 2001 to December 2003 and (ii) provided non-cash compensation by sponsoring offsite meetings attended by Wachovia Securities, LLC brokers during that period, where the eligibility of a broker to attend the meetings depended upon the broker meeting certain sales targets of Evergreen fund shares. Pursuant to the settlement agreement, EIS has agreed to a censure and a fine of $4,200,000. EIS neither admitted nor denied the allegations and findings set forth in its agreement with the NASD.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although Evergreen believes that neither the foregoing investigations described above nor any pending or threatened legal actions will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

EVERGREEN MUNICIPAL TRUST

PART C

Item 16. Exhibits:

1.  Amended and Restated Declaration of Trust. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 35 filed on July 14, 2003, Registration No. 333-36033.

2.  Amended and Restated Bylaws. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 25 filed on July 25, 2001, Registration No. 333-36033.

3.  Not applicable.

4.  Form of Agreement and Plan of Reorganization. Exhibit A to Prospectus/Proxy Statement incorporated by reference in Part A of this Registration Statement.

5.  Declaration of Trust of Evergreen Municipal Trust Articles II., III.6(c), IV.(3), IV.(8), V., VI., VII., and VIII. and ByLaws Articles II., III., and VIII., included as part of Exhibits 1 and 2 of this Registration Statement.

6.  Investment Advisory and Management Agreement between Evergreen Investment Management Company, LLC and Evergreen Municipal Trust. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 54 filed on February 28, 2007, Registration No. 333-36033.

7.(a)  Principal Underwriting Agreement between Evergreen Investment Services, Inc. and Evergreen Municipal Trust. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 54 filed on February 28, 2007, Registration No. 333-36033.

7.(b)  Amended Dealer Agreement used by Evergreen Investment Services, Inc. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 41 filed on October 28, 2004, Registration No. 333-36033.

8.  Deferred Compensation Plan. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 27 filed on December 27, 2001, Registration No. 333-36033.

9.(a)  Custodian Agreement between State Street Bank and Trust Company and Evergreen Municipal Trust. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 54 filed on February 28, 2007, Registration No. 333-36033.

9.(b)  Letter Amendment to Custodian Agreement between State Street Bank and Trust Company and Evergreen Municipal Trust. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 31 filed on September 16, 2002, Registration No. 333-36033.

9(c) Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company. Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 Filed on December 26, 2006.

9(d) Amended Pricing Schedule to Custodian Agreement between Registrant and State Street Bank and Trust Co.  Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 Filed on December 26, 2006.

10.(a)  Rule 12b-1 Distribution Plans for Classes A, B and C. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 54 filed on February 28, 2007, Registration No. 333-36033.

10.(b)  Multiple Class Plan. Incorporated by reference to Evergreen Municipal Trust's Post-Effective Amendment No. 38 filed on December 23, 2003, Registration No. 333-36033.

11.  Opinion and Consent of Richards, Layton & Finger P.A. Incorporated by reference to Evergreen Municipal Trust's Registration Statement on Form N-14, filed on February 16, 2007, Registration No. 333-140756.

12.  Tax Opinion and Consent of Ropes & Gray LLP. To be filed by Amendment.

13.  Not applicable.

14.(a)  Consent of KPMG LLP. (Evergreen Municipal Bond Fund) Contained herein.

14.(b)  Consent of KPMG LLP. (Atlas National Municipal Bond Fund) Contained herein.

14.(c)  Consent of Ropes & Gray LLP. Incorporated by reference to Evergreen Municipal Trust's Registration Statement on Form N-14, filed on February 16, 2007, Registration No. 333-140756.

15.  Not applicable.

16.  Powers of Attorney. Incorporated by reference to Evergreen Municipal Trust's Registration Statement on Form N-14 filed on November 17, 2006, Registration No. 333-138792.

17.  Proxy Card. Contained herein.

Item 17. Undertakings

(1)      The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by person who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)      The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 12th day of March 2007.

EVERGREEN MUNICIPAL TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 12th day of March 2007.

/s/ Dennis H. Ferro	/s/ Michael H. Koonce	/s/ Kasey Phillips
Dennis H. Ferro*	Michael H. Koonce*	Kasey Phillips*
President	Secretary	Treasurer
(Chief Executive Officer) (Chief Investment Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Patricia B. Norris
Richard J. Shima*	Patricia Norris*
Trustee	Trustee

*By: /s/ Maureen E. Towle
Maureen E. Towle
Attorney-in-Fact

* Maureen E. Towle, by signing her name hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS

EXHIBIT NO.                                                      EXHIBIT

14(a)                                                                     Consent of KPMG LLP (Evergreen Municipal Bond Fund)

14(b)                                                                     Consent of KPMG LLP (Atlas National Municipal Bond Fund)

17                                                                         Proxy Card